PROSPECTUS

THE WORLD FUNDS, INC.

Sand Hill Portfolio Manager Fund


Prospectus dated January 2, 2002









     This prospectus describes the Sand Hill Portfolio Manager Fund (the "Fund"), a series of shares offered by The World Funds, Inc. (the "Company"). A series fund offers you a choice of investments, with each series having its own investment objective and a separate portfolio. The Fund seeks to maximize total return by investing in a diversified portfolio of equity securities, debt securities and short-term investments on a global basis (within the U.S. and in other countries).




     As with all mutual funds, the U.S. Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy or completeness of this prospectus. It is a criminal offense to suggest otherwise.

                               RISK/RETURN SUMMARY

Investment Objective:   Maximize total return

Principal Investment
Strategies:             The Fund seeks to achieve its objective by investing
                        in a diversified portfolio of equity securities, debt securities and short term investments on a global basis
                        (within the U.S. and in other countries). Equity securities consist of common stocks and securities convertible into common stocks,such as warrants, rights, convertible bonds, debentures or convertible preferred stock. Debt securities include obligations of governments, instrumentalities and corporations.
                        Short-term instruments are generally used to protect the Fund against movements in interest rates or currency exchange rates and to provide the Fund with liquidity.
                        The Fund may invest in each of these three asset classes without limit.

Principal
  Risks: The principal risk of investing in the Fund is that the values of its investments are subject to market, economic, interest rate and business risk that may cause the Fund's net asset value ("NAV") to fluctuate over time. Therefore, the value of your investment in the Fund could decline and you could lose money. There is no assurance that the investment adviser will achieve the Fund's objective.

                        The Fund invests a varying portion of its assets in foreign investments. These foreign investments may involve financial, economic or political risks not ordinarily associated with U.S. securities. The Fund's NAV may be affected by changes in exchange rates between foreign currencies and the U.S. dollar, less rigorous regulatory standards, less liquidity in markets and more volatility in prices than U.S. securities, higher taxes, and adverse social or political developments.

                        An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Investor
  Profile: You may want to invest in the Fund if you are seeking to maximize total return and are willing to accept share prices that may fluctuate, sometimes significantly, over the short-term. The Fund will not be appropriate if you are seeking current income or are seeking safety of principal.

     The bar chart and table below show how the Fund has performed in the past and gives some indication of the risks of investing in the Fund. Both assume that all dividends and distributions are reinvested in the Fund. The bar chart shows how the Fund's performance has varied from year to year. The table compares the Fund's average annual total returns for the periods ended December 31, 2001 to the Lipper Global Flexible Portfolio Index. Keep in mind that past performance may not indicate how well the Fund will perform in the future.

[bar chart goes here]

Sand Hill Portfolio Manager Fund

1995        11.63%
1996        19.56%
1997        17.78%
1998         8.11%
1999        19.18%
2000        (2.26%)
2001       (13.89%)

     During the periods shown in the bar chart, the highest return for a calendar quarter was 13.87% (quarter ending December 31, 1999) and the lowest return for a calendar quarter was (12.65%)(quarter ending September 30, 2001).

[end bar chart]

                               Average Annual Total Return
                        (for the period ending December 31, 2001)
                     ------------------------------------------------

                                                       Since Inception
                        One Year     Five Years        (January 2, 1995)
                        --------     ----------        -----------------

Sand Hill Portfolio
  Manager Fund
Return Before Taxes     (13.89%)        5.01%            7.92%

Sand Hill Portfolio
  Manager Fund
Return After Taxes
  on Distributions(1)   (14.01%)        4.35%            7.23%

Sand Hill Portfolio
  Manager Fund
Return After Taxes on
  Distributions and Sale
  of Fund Shares(1)      (8.38%)        3.89%            6.35%

------------------------

Lipper Global
  Flexible Portfolio(2)  (10.38%)       5.74%            8.60%

(1) After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes; and

     Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

     The  Fund's  past   performance,   before  and  after  taxes,  is  not
     necessarily an indication of how the Fund will perform in the future.

(2) Lipper Global Flexible Portfolio is an unmanaged index. The Lipper Global Flexible Portfolio Index is a composite of the total return of mutual funds with the stated objective of allocating investments across asset classes, including stocks, bonds, and money market instruments with a focus on total return, with at least 25% of their portfolios invested in securities outside of the United States. The index is not adjusted to reflect deductions for fees, expenses or taxes that the SEC requires to be reflected in the Fund's performance.

                                FEES AND EXPENSES

     Costs are an important consideration in choosing a mutual fund. Shareholders indirectly pay the costs of operating a fund, plus any transaction costs associated with buying and selling the securities a fund holds. These costs will reduce a portion of the gross income or capital appreciation a fund achieves. Even small differences in these expenses can, over time, have a significant effect on a fund's performance.

     The following table describes the fees and expenses that you may pay directly or indirectly in connection with an investment in the Fund. There are no sales charges in connection with purchases or redemption of shares. The annual operating expenses, which cover the costs of investment management, administration, accounting and shareholder communications, are shown as an annual percentage of the Fund's average daily net assets.

Shareholder Transaction Fees (fees paid directly from your investment)

Maximum Sales Charge (Load) Imposed on Purchases             None

Sales Charge (Load) Imposed on Reinvested Dividends          None
Redemption Fees(1)                                           None
Exchange Fees(2)                                             None

Annual Operating Expenses (expenses that are deducted from Fund assets)

Management Fee                                               1.00%
Distribution and Service (12b-1) Fees                        None
Other Operating Expenses                                     0.85%
                                                             -----
Total Annual Fund Operating Expenses                         1.85%

(1) A shareholder may be charged $10 for each redemption requested by telephone.

(2) A shareholder may be charged a $10 fee for each exchange requested by telephone.

Example:

     The following example shows the expenses that you could pay over time. It will help you compare the costs of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund, you reinvest all dividends and distributions in additional shares of the Fund and then you redeem all of your shares at the end of the periods indicated. Also, the example assumes that you earn a 5% annual return, with no change in Fund expense levels. Because actual return and expenses will be different, the example is for comparison only. Based on these assumptions, your costs would be:

                1 Year    3 Years   5 Years    10 Years
                ------    -------   -------    --------

                $188      $582      $1,001     $2,169

                            OBJECTIVES AND STRATEGIES

     The investment objective of the Fund is to maximize total return. Total return consists of realized and unrealized appreciation plus income. The Fund seeks to achieve its objective by allocating its investments amongst equity securities, debt securities and short term investments. Within each asset class, the Fund may invest in domestic or foreign securities. By allocating investments across broad asset classes, the investment adviser seeks to achieve over time a high total return and a lower price volatility than might be inherent in a more limited asset mix. The investment portfolio of the Fund will be diversified. The Fund will not be limited to investing in securities of companies of any size or to securities traded in any particular market.

     The Fund seeks to take advantage of investment opportunities using a mix of asset classes and markets throughout the world. The Fund allocates its investments among equity securities, debt securities and short term investments according to the investment adviser's anticipation of risks and returns for each asset class. The Fund may invest in each of these three asset classes without limit. While broad representation in markets and asset classes is a primary asset allocation policy of the Fund, the investment adviser intends to retain the flexibility necessary to move among asset classes and markets as changing conditions warrant.

     Because the Fund invests in different types of securities in proportions which will vary over time, investors should not expect the Fund to exhibit stable asset allocations. Investors should also realize that the Fund's performance will depend upon the skill of the investment adviser to anticipate the relative risks and returns of stocks, bonds and other securities and to adjust the Fund's portfolio accordingly.

     Equity securities consist of common stocks and securities which are convertible into common stocks, such as warrants, rights, convertible bonds, debentures or convertible preferred stock. The investment adviser screens the Fund's equity holdings primarily by analyzing a company's cash flow return on investment. Specifically, the investment adviser determines the cash flow of a company and then applies a market derived discount rate to the cash flow to evaluate the company. The investment adviser also determines the free cash flow that can be reinvested into the company and applies the same market derived discount rate. The investment adviser also identifies industries that are positioned to participate in strong demographic, societal or economic trends and looks for companies within those industries that have a particular competitive advantage or niche.

     Debt securities consist of bonds, obligations and other evidences of indebtedness denominated in U.S. or foreign currencies which are issued by governments, companies or other issuers to borrow money from investors. Debt securities may pay fixed or variable rates of interest, have varying maturity dates at which the issuers must repay the debt, and have varying degrees of risk. There is no limit on the maturities of the debt securities that the investment adviser will select. Rather, the investment adviser will select debt securities for the Fund on the basis of, among other things, credit quality, yield, potential for capital gains and the investment adviser's fundamental outlook for currency and interest rate trends around the world.

     The debt securities in which the Fund will invest will be almost entirely investment grade debt securities. Investment grade debt securities are securities that (1) bear the rating BBB or higher by Standard & Poor's Ratings Group; (2) bear the rating Baa or higher by Moody's Investors Service, Inc.; or
(3) are unrated securities which the investment adviser deems to be of comparable quality.

     The Fund may invest in lower quality debt securities in order to avail itself of the higher yields available from these securities or to seek to realize capital gains. The Fund does not currently intend to invest more than 5% of its total assets in securities that are rated below investment grade or are unrated. After the Fund buys a debt security, the security may cease to be rated or its rating may be reduced. Neither event would require the elimination of the debt security from the Fund's portfolio.

     Short-term investments are obligations denominated in U.S. or foreign currencies consisting of bank deposits; bankers acceptances; certificates of deposit; commercial paper; short-term government, government agency, supranational agency and corporate obligations; and repurchase agreements. Depending on the investment adviser's assessment of the prospects for the various asset classes, all or a portion of the Fund's assets may be invested in high quality short-term investments or cash for investment, to protect against adverse movements of the market or interest rates or to provide liquidity.

     The investment adviser typically sells portfolio securities for one or more of the following reasons: (1) the investment thesis changes or company fundamentals deteriorate materially; (2) company management engages in conduct not in the best interest of public shareholders; (3) valuation can no longer be justified given the company's growth prospects; (4) a stock appreciates such that it represents a disproportionate percentage of the total portfolio; (5) a sector represents a disproportionate percentage of the total portfolio; (6) losses are realized in order to reduce taxable capital gains distributions to our shareholders; and (7)funds must be raised to cover redemptions

                                      RISKS

Stock Market Risk

     The Fund is subject to stock market risk, which is the possibility that stock prices overall will decline over short or even long periods. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. Therefore, the value of your investment in the Fund may increase or decrease. The Fund's investment success depends on the skill of the investment adviser in evaluating, selecting and monitoring the portfolio assets. If the investment adviser's conclusions about asset allocation are incorrect, the Fund may not perform as anticipated.

Debt Securities Risk

     The market values of debt securities are influenced primarily by credit risk and interest rate risk. Credit risk is the risk that the issuer of the security will not maintain the financial strength needed to pay principal and interest on its debt securities. Generally, the market values of fixed-rate debt securities vary inversely with the changes in prevailing interest rates. When interest rates rise, the market values of such securities tend to decline and vice versa. Although under normal market conditions longer term securities yield more than short-term securities of similar quality, longer term securities are subject to greater price fluctuations.

Foreign Investing

     The Fund's investments in foreign securities may involve risks that are not ordinarily associated with U.S. securities. Foreign companies are not generally subject to the same accounting, auditing and financial reporting standards as are domestic companies. Therefore, there may be less information available about a foreign company than there is about a domestic company. Certain countries do not honor legal rights enjoyed in the U.S. In addition, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments, which could affect U.S. investments in those countries. Investments in foreign companies often are made in the foreign currencies, subjecting the investor to the risk of currency devaluation or exchange rate risk. In addition, many foreign securities markets have substantially less trading volume than the U.S. markets, and securities of some foreign issuers are less liquid and more volatile than securities of domestic issuers. These factors make foreign investment more expensive for U.S. investors. Mutual funds offer an efficient way for individuals to invest abroad, but the overall expense ratios of mutual funds that invest in foreign markets are usually higher than those of mutual funds that invest only in U.S. securities.

Depositary Receipts

     In addition to the risk of foreign investments applicable to the underlying securities, unsponsored Depositary Receipts may also be subject to the risks that the foreign issuer may not be obligated to cooperate with the U.S. bank, may not provide additional financial and other information to the bank or the investor, or that such information in the U.S. market may not be current.

Temporary Defensive Positions

     When the Fund's management believes that investments should be deployed in a temporary defensive posture because of economic or market conditions, the Fund may invest up to 100% of its assets in U.S. Government securities (such as bills, notes, or bonds of the U.S. Government and its agencies) or other forms of indebtedness such as bonds or certificates of deposits. When the Fund is in a temporary defensive position it may not achieve its investment objective.

                                   MANAGEMENT
The Company

     The World Funds, Inc. was organized under the laws of the State of Maryland in May, 1997. The Company is an open-end management investment company registered under the 1940 Act and is commonly known as a "mutual fund". The Company has retained an investment adviser to manage all aspects of the investments of the Fund.

Investment Adviser

     Sand Hill Advisors, Inc. (the "Adviser"), 3000 Sand Hill Road, Building Three, Suite 150, Menlo Park, California 94025, is the Fund's investment adviser. The Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, as amended. The Adviser is a wholly owned subsidiary of Boston Private Financial Holdings, Inc. Under its Advisory Agreement, the Adviser, subject to the general supervision of the Board of Directors of the Company, manages the Fund in accordance with its investment objective and policies, makes decisions with respect to, and places orders for, all purchases and sales of portfolio securities, and maintains related records.

     Jane H. Williams has been the portfolio manager of the Fund since its inception in January of 1995. Ms. Williams is also the President of the Fund and Vice President of the Company, and President and a Director of the Adviser, which was founded in September of 1982 by Ms. Williams.

     Tim B. Barrett has served as co-manager of the Fund with Ms. Williams since January of 1999. Mr. Barrett is also Director of Research for the Adviser. Prior to assuming the role of co-manager, Mr. Barrett was a research analyst for the Adviser and was actively involved in management decisions and portfolio selection.

     Under the Advisory Agreement, the monthly compensation paid to the Adviser is accrued daily at an annual rate of 1% on the first $100 million of average daily net assets of the Fund; and 0.75% on the average daily net assets of the Fund over $100 million. During the fiscal year ended August 31, 2001, the Adviser received investment advisory fees from the Fund at the annual rate of 1.00% of the Fund's average daily net assets.

                             SHAREHOLDER INFORMATION

     The Fund's share price, called its NAV per share, is determined as of the close of trading on the New York Stock Exchange ("NYSE") (currently 4:00 p.m. Eastern time) on each business day (the "Valuation Time") that the NYSE is open. As of the date of this prospectus, the Fund is informed that the NYSE observes the following holidays: New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. NAV per share is computed by adding the total value of the Fund's investments and other assets, subtracting any liabilities and then dividing by the total number of shares outstanding.

     Shares are bought, sold or exchanged at the NAV per share next determined after a request has been received in proper form. Any request received in proper form before the Valuation Time, will be processed the same business day. Any request received in proper form after the Valuation Time, will be processed the next business day. The Fund reserves the right to refuse to accept an order in certain circumstances, such as, but not limited to, orders from short-term investors such as market timers, or orders without proper documentation.

     The Fund's securities are valued at current market prices. Investments in securities traded on the national securities exchanges or included in the NASDAQ National Market System are valued at the last reported sale price. Other securities traded in the over-the-counter market and listed securities for which no sales are reported on a date are valued at the last reported bid price. Short-term debt securities (less than 60 days to maturity) are valued at their fair market value using amortized cost. Other assets for which market prices are not readily available are valued at their fair value as determined in good faith under procedures set by the Board of Directors. Depositary Receipts will be valued at the closing price of the instrument last determined prior to the Valuation Time unless the Company is aware of a material change in value. Securities for which such a value cannot be readily determined on any day will be valued at the closing price of the underlying security adjusted for the exchange rate. The value of a foreign security is determined as of the close of trading on the foreign exchange on which it is traded or as of the scheduled close of trading on the NYSE, whichever is earlier. Portfolio securities that are listed on foreign exchanges may experience a change in value on days when shareholders will not be able to purchase or redeem shares of the Fund. Generally, trading in corporate bonds, U.S. government securities and money market instruments is substantially completed each day at various times before the scheduled close of the NYSE. The value of these securities used in computing the NAV is determined as of such times.

PURCHASING SHARES

     Shares of the Fund may be purchased directly from First Dominion Capital Corp. ("FDCC" or the "Distributor") or through brokers or dealers who are authorized by the Distributor to sell shares of the Fund. The Fund is also offered through financial supermarkets, investment advisers and consultants, and other investment professionals. Investment professionals who offer shares may require the payment of fees from their individual clients. If you invest through a third party, the policies and fees may be different from those described in this prospectus. For example, third parties may charge transaction fees or set different minimum investment amounts.

     The minimum initial investment in the Fund is $25,000 and additional investments must be in amounts of $50 or more. The Fund reserves the right to reject or refuse, at their discretion, any order for the purchase of Fund shares in whole or in part.

By Mail

     For initial purchases, the account application form, which accompanies this prospectus, should be completed, signed and mailed to Fund Services, Inc. (the "Transfer Agent") at 1500 Forest Avenue, Suite 111, Richmond, Virginia 23229, together with a check made payable to the Fund. For subsequent purchases, include with your check the tear-off stub from a prior purchase confirmation, or otherwise identify the name(s) of the registered owner(s) and taxpayer identification number(s).

Investing by Wire

     You may purchase shares by requesting your bank to transmit by wire directly to the Transfer Agent. To invest by wire, please call the Fund at (800) 527-9525 or the Transfer Agent at (800) 628-4077 to advise the Fund of your investment and to receive further instructions. Your bank may charge you a small fee for this service. Once you have arranged to purchase shares by wire, please complete and mail the account application form promptly to the Transfer Agent. This application is required to complete the Fund's records. You will not have access to your shares until the Fund's records are complete. Once your account is opened, you may make additional investments using the wire procedure described above. Be sure to include your name and account number in the wire instructions you provide your bank.

                            DISTRIBUTION ARRANGEMENTS

     The Fund is offered through financial supermarkets, investment advisers and consultants, financial planners, brokers, dealers and other investment professionals, and directly through the Distributor. Investment professionals who offer shares may require payments of fees from their individual clients. If you invest through a third party, the policies and fees may be different than those described in this prospectus. For example, third parties may charge transaction fees or set different minimum investment amounts.

General

     The Company reserves the right in its sole discretion to withdraw all or any part of the offering of shares of the Fund when, in the judgment of the Fund's management, such withdrawal is in the best interest of the Fund. An order to purchase shares is not binding on, and may be rejected by, the Fund until it has been confirmed in writing by the Fund and payment has been received.

                                REDEEMING SHARES

     You may redeem your shares at any time and in any amount by mail or telephone. For your protection, the Transfer Agent will not redeem your shares until it has received all the information and documents necessary for your request to be considered in proper order (see "Signature Guarantees"). You will be notified promptly by the Transfer Agent if your redemption request is not in proper order.

     The Company's procedure is to redeem shares at the NAV determined after the Transfer Agent receives the redemption request in proper order. Payment will be made promptly, but no later than the seventh day following the receipt of the request in proper order. The Company may suspend the right to redeem shares for any period during which the NYSE is closed or the U. S. Securities and Exchange Commission (the "SEC") determines that there is an emergency. In such circumstances you may withdraw your redemption request or permit your request to be held for processing after the suspension is terminated.

     If you sell shares through a securities dealer or investment professional, it is such person's responsibility to transmit the order to the Fund in a timely fashion. Any loss to you resulting from failure to do so must be settled between you and such person.

     Delivery of the proceeds of a redemption of shares purchased and paid for by check shortly before the receipt of the request may be delayed until the Fund determines that the Transfer Agent has completed collection of the purchase check which may take up to 14 days. Also, payment of the proceeds of a redemption request for an account for which purchases were made by wire may be delayed until the Fund receives a completed application for the account to permit the Fund to verify the identity of the person redeeming the shares, and to eliminate the need for backup withholding.

Redemption  by Mail

     To redeem shares by mail, send a written request for redemption, signed by the registered owner(s) exactly as the account is registered. Certain written requests to redeem shares may require signature guarantees. For example, signature guarantees may be required if you sell a large number of shares, if your address of record on the account application has been changed within the last thirty (30) days, or if you ask that the proceeds to be sent to a different person or address. Signature guarantees are used to help protect you and the Fund. You can obtain a signature guarantee from most banks or securities dealers, but not from a Notary Public. Please call the Transfer Agent at (800) 628-4077 to learn if a signature guarantee is needed or to make sure that it is completed appropriately in order to avoid any processing delays.

Redemption by Telephone

     You may redeem your shares by telephone provided that you request this service on your initial account application. If you request this service at a later date, you must send a written request along with a signature guarantee to the Transfer Agent. Once your telephone authorization is in effect, you may redeem shares by calling the Transfer Agent at (800) 628-4077. There is no charge for establishing this service, but the Transfer Agent will charge your account a $10 service fee for each telephone redemption. The Transfer Agent may change the amount of this service at any time without prior notice.

Redemption  by Wire

     If you request that your redemption proceeds be wired to you, please call your bank for instructions prior to writing or calling the Transfer Agent. Be sure to include your name, Fund account number, your account number at your bank and wire information from your bank in your request to redeem by wire.

Signature  Guarantees

     To help protect you and the Fund from fraud, signature guarantees are required for: (1) all redemptions ordered by mail if you require that the check be payable to another person or that the check be mailed to an address other than the one indicated on the account registration; (2) all requests to transfer the registration of shares to another owner; and, (3) all authorizations to establish or change telephone redemption service, other than through your initial account application. Signature guarantees may be required for certain other reasons. For example, a signature guarantee may be required if you sell a large number of shares or if your address of record on the account has been changed within the last thirty (30) days.

     In the case of redemption by mail, signature guarantees must appear on either: (1) the written request for redemption; or, (2) a separate instrument of assignment (usually referred to as a "stock power") specifying the total number of shares being redeemed. The Company may waive these requirements in certain instances.

     The following institutions are acceptable signature guarantors: (1) participants in good standing of the Securities Transfer Agents Medallion Program ("STAMP"); (2) commercial banks which are members of the Federal Deposit Insurance Corporation ("FDIC"); (3) trust companies; (4) firms which are members of a domestic stock exchange; (5) eligible guarantor institutions qualifying under Rule 17Ad-15 of the Securities Exchange Act of 1934, as amended, that are authorized by charter to provide signature guarantees (e.g., credit unions, securities dealers and brokers, clearing agencies and national securities exchanges); and (6) foreign branches of any of the above. In addition, the Company will guarantee your signature if you personally visit its offices at 1500 Forest Avenue, Suite 223, Richmond, Virginia 23229. The Transfer Agent cannot honor guarantees from notaries public, savings and loan associations, or savings banks.

Proper Form

     Your order to buy shares is in proper form when your completed and signed account application and check or wire payment is received. Your written request to sell or exchange shares is in proper form when written instructions signed by all registered owners, with a signature guarantee if necessary, is received.

Small  Accounts

     Due to the relatively higher cost of maintaining small accounts, the Fund may deduct $50 per year from your account or may redeem the shares in your account, if it has a value of less than $25,000. The Fund will advise you in writing thirty (30) days prior to deducting the annual fee or closing your account, during which time you may purchase additional shares in any amount necessary to bring the account back to $25,000. The Fund will not close your account if it falls below $25,000 solely because of a market decline. The Company reserves the right to waive this fee.

Automatic  Investment  Plan

     Existing shareholders who wish to make regular monthly investments in amounts of $50 or more, may do so through the Automatic Investment Plan. Under the Plan, your designated bank or other financial institution debits a pre-authorized amount from your account on or about the 15th day of each month and applies the amount to the purchase of shares. To use this service, you must authorize the transfer of funds by completing the Automatic Investment Plan section of the account application and sending a blank voided check.

Exchange  Privileges

     You may exchange all or a portion of your shares for the shares of certain other funds offered by the Company having different investment objectives, provided the shares of the fund you are exchanging into are registered for sale in your state of residence. Your account may be charged $10 for a telephone exchange fee. An exchange is treated as a redemption and a purchase and may result in realization of a gain or loss on the transaction.

Modification  or  Termination

     Excessive trading can adversely impact Fund performance and shareholders. Therefore, the Company reserves the right to temporarily or permanently modify or terminate the Exchange Privilege. The Company also reserves the right to refuse exchange requests by any person or group if, in the Company's judgment, the Fund would be unable to invest the money effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected. The Company further reserves the right to restrict or refuse an exchange request if the Company has received or anticipates simultaneous orders affecting significant portions of the Fund's assets or detects a pattern of exchange requests that coincides with a "market timing" strategy. Although the Company will attempt to give you prior notice when reasonable to do so, the Company may modify or terminate the Exchange Privilege at any time.

                             DISTRIBUTIONS AND TAXES

Dividends and Capital Gain Distributions

     Dividends from net investment income, if any, are declared annually. The Fund intends to distribute annually any net capital gains.

     Distributions will automatically be reinvested in additional shares, unless you elect to have the distributions paid to you in cash. There are no sales charges or transaction fees for reinvested dividends and all shares will be purchased at NAV. If the investment in shares is made within an IRA, all dividends and capital gain distributions must be reinvested.

     Unless you are investing through a tax deferred retirement account, such as an IRA, it is not to your advantage to buy shares of a fund shortly before the next distribution, because doing so can cost you money in taxes. This is known as "buying a dividend". To avoid buying a dividend, check the Fund's distribution schedule before you invest.

Taxes

     In general, Fund distributions are taxable to you as either ordinary income or capital gains. This is true whether you reinvest your distributions in additional shares of the Fund or receive them in cash. Any capital gains the Fund distributes are taxable to you as long-term capital gains no matter how long you have owned your shares. Other Fund distributions (including distributions attributable to short-term capital gains of the Fund) will generally be taxable to you as ordinary income. Every January, you will receive a statement that shows the tax status of distributions you received for the previous year. Distributions declared in December but paid in January are taxable as if they were paid in December.

     When you sell shares of the Fund, you may have a capital gain or loss. For tax purposes, an exchange of your shares of the Fund for shares of a different fund of the Company is the same as a sale. The individual tax rate on any gain from the sale or exchange of your shares depends on how long you have held your shares.

     Fund distributions and gains from the sale or exchange of your shares will generally be subject to state and local income tax. The one major exception to these principles is that distributions on, and sales, exchanges and redemptions of, shares held in an IRA (or other tax-deferred retirement account) will not be currently taxable. Non-U.S. investors may be subject to U.S. withholding and estate tax. You should consult with your tax adviser about the federal, state, local or foreign tax consequences of your investment in the Fund.

     By law, the Fund must withhold 31% of your taxable distribution and proceeds if you do not provide your correct taxpayer identification number (TIN) or certify that your TIN is correct, or if the Internal Revenue Service has notified you that you are subject to backup withholding and instructs the Fund to do so.

                           SHAREHOLDER COMMUNICATIONS

     The Fund may eliminate duplicate mailings of portfolio materials to shareholders who reside at the same address, unless instructed to the contrary. Investors may request that the Fund send these documents to each shareholder individually by calling the Fund at (800) 527-9525.

                              FINANCIAL HIGHLIGHTS

     The financial highlights table is intended to help you understand the Fund's financial performance for the period of the Fund's operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned [or lost] on an investment in the Fund (assuming reinvestment of all dividends and distributions). The Fund's financial highlights for the periods presented have been audited by Tait, Weller and Baker, independent auditors, whose unqualified report thereon, along with the Fund's financial statements, are included in the Fund's Annual Report to Shareholders (the "Annual Report") and are incorporated by reference into the SAI. Additional performance information for the Fund is included in the Annual Report. The Annual Report and the SAI are available at no cost from the Fund at the address and telephone number noted on the back page of this prospectus. The following information should be read in conjunction with the financial statements and notes thereto.

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
-------------------------------------------------------------------------------

                                 Years ended            Period      Year
                         ------------------------------ ended       ended
                         August    August    August     August 31,  December 31,
                         31, 2001  31, 2000  31, 1999   1998*       1997
                         --------  --------  --------   ----------  ------------


Per Share
  Operating Performance

Net asset value,
  beginning of period    $19.25    $15.73     $13.59     $14.57      $12.79
                         ------    ------     ------     ------      ------

Income from
  investment operations-

Net investment income     0.03      0.08       0.02        0.06       0.09
  Net realized and
   unrealized gain
   (loss) on investments (4.76)     3.72       3.04       (1.04)      2.20
                        -------    ------     ------     -------     ------

Total from
  investment operations (4.73)      3.80       3.06       (0.98)     2.29
                       -------   -------    -------      -------    -------
Less distributions-
  Distributions
  from net
  investment
  income               (0.03)      (0.05)     (0.07)        ---     (0.08)
   Distributions from
realized gains
     on investments      ---       (0.23)     (0.85)        ---     (0.43)
                     -------      -------    -------     -------   -------
   Total
   distributions      (0.03)       (0.28)     (0.92)       0.00     (0.51)
                     -------      -------    -------    -------    -------
Net asset value,
end of period        $14.49       $19.25     $15.73      $13.59    $14.57
                     ======       ======     ======      ======    ======

Total Return         (24.61%)      24.24%     23.22%      (6.73%)   17.87%

Ratios/Supplemental Data
 Net assets,
  end of
  period (000's)    $19,050     $22,974     $14,190      $10,370  $10,566

Ratio to average
net assets -(A)
   Expenses (B)       1.85%        1.84%       2.05%        2.08%**  2.08%
   Expense
    ratio-net(C)      1.83%        1.84%       1.90%        1.86%**  1.90%

 Net
  investment income   0.17%        0.34%       0.19%        0.62%**  0.71%

Portfolio
  turnover rate      46.57%       45.85%      39.17%       30.19%   16.48%

---------------------------------

* The Fund changed its year end from December 31st to August 31st. This represents the period from January 1, 1998 to August 31, 1998.

**   Annualized

(A) Management fee waivers reduced the expense ratios and increased the net investment income ratio by .64% in 1996.

(B) The expense ratios have been increased to include custodian fees which were offset by custodian credits.

(C) The expense ratio-net reflects the effect of the custodian fee credits the Fund received.

You'll find more information about the Fund in the following documents:

     The Fund's annual and semi-annual reports will contain more information about the Fund and a discussion of the market conditions and investment strategies that had a significant effect on the Fund's performance during the last fiscal year.

     For more information about the Fund, you may wish to refer to the Company's SAI dated January 2, 2002, which is on file with the SEC and incorporated by reference into this prospectus. You can obtain a free copy of the SAI by writing to The World Funds, Inc., 1500 Forest Avenue, Suite 223, Richmond, Virginia 23229, by calling toll free (800) 527-9525 or by e-mail at: mail@shareholderservices.com. General inquiries regarding the Fund may also be directed to the above address or telephone number.

     Information about the Company, including the SAI, can be reviewed and copied at the SEC's Public Reference Room, 450 Fifth Street NW, Washington, D.C. Information about the operation of the Public Reference Room may be obtained by calling the SEC at (202) 942-8090. Reports and other information regarding the Fund are available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address:
publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington D.C. 20549-0102.

(Investment Company Act File No. 811-8255)

PROSPECTUS




THE WORLD FUNDS, INC.

CSI Equity Fund - Investor Shares
CSI Fixed Income Fund



Prospectus dated January 2, 2002







     This prospectus describes the CSI Equity Fund (the "Equity Fund") and the CSI Fixed Income Fund (the "Fixed Income Fund" and collectively with the Equity Fund as the "Funds"). The Funds are each a separate series of shares offered by The World Funds, Inc. (the "Company"). A series fund offers you a choice of investments, with each series having its own investment objective and a separate portfolio. The CSI Equity Fund offers four classes of shares, one of which, Investor Shares, is offered by this prospectus. The CSI Fixed Income Fund offers one class of shares. The CSI Equity Fund seeks long-term growth of capital by investing in a diversified portfolio of equity securities. The CSI Fixed Income Fund seeks current income by investing in debt securities.













     As with all mutual funds, the U.S. Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy or completeness of this prospectus. It is a criminal offense to suggest otherwise.

                               RISK/RETURN SUMMARY


CSI EQUITY FUND


Investment Objective:   Long-term growth of capital

Principal Investment
Strategies:             The Equity Fund seeks to achieve price appreciation by
                        investing in a diversified portfolio consisting primarily of common stocks. The primary selection of well-established, large capitalized companies throughout the world is consistent with the Equity Fund's focus on capital preservation. The Equity Fund utilizes both value and growth oriented investment strategies in the security selection process.

Principal Risks:        The principal risk of investing in the Equity Fund is
                        that the value of its investments are subject to market, economic and business risk that may cause the Equity
                        Fund's net asset value ("NAV") to fluctuate over time.
                        Therefore, the value of your investment in the Equity
                        Fund could decline and you could lose money. There is no assurance that the investment adviser will achieve the Equity Fund's objective.

                        The Equity Fund's assets will be invested on a global basis. These investments may involve financial, economic or political risks not ordinarily associated with U.S. securities. The Equity Fund's NAV may be affected by changes in exchange rates between foreign currencies and the U.S. dollar, different regulatory standards, less liquidity and more volatility than U.S. securities, taxes, and adverse social or political developments.

                        An investment in the Equity Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Investor Profile:       You may want to invest in the Equity Fund if you are
                        seeking long-term growth of capital and are willing to accept share prices that may fluctuate, sometimes significantly, over the short-term. The Equity Fund will not be appropriate if you are seeking current income or are seeking safety of principal.

     The bar chart below and table on next page show how the Investor Shares of the Equity Fund have performed in the past and gives some indication of the risks of investing in the Investor Shares of the Equity Fund. Both assume that all dividends and distributions are reinvested. The bar chart shows how the performance of the Investor Shares of the Equity Fund has varied from year to year. Prior to May 23, 2001, Investor Shares of the Fund were sold without any sales charges. The bar chart figures don't include any sales charges that investors will pay when they buy or sell Investor Shares of the Equity Fund. If sales charges were included, the returns would be lower. The table compares the average annual total returns of the Investor Shares of the Equity Fund for the periods ended December 31, 2001 to the Lipper Global Funds Index. Keep in mind that past performance may not indicate how well the Equity Fund will perform in the future.

[bar chart goes here]

CSI Equity Fund (Investor Shares)

1998   26.10%
1999   29.45%
2000   10.52%
2001  (15.56%)

[end bar chart]

     During the periods shown in the bar chart, the highest return for a calendar quarter was 26.23% (quarter ending December 31, 1998) and the lowest return for a calendar quarter was (14.14%)(quarter ending March 31, 2001).

                               Average Annual Total Return
                        (for the periods ending December 31, 2001)
                        ------------------------------------------

                                One           Since Inception
                                Year          (October 15, 1997)
                                ----          ------------------

Investor Shares
Return Before Taxes             (15.56%)        10.51%

Return After Taxes
  on Distributions(1)           (16.38%)        10.06%

Return After Taxes on
  Distributions and Sale
  of Fund Shares(1)              (8.60%)        (8.67%)

Investor Shares(2)
Return Before Taxes             (20.42%)         8.97%

Return After Taxes
  on Distributions(1)(2)        (21.19%)         8.52%

Return After Taxes on
  Distributions and Sale
  of Fund Shares(1)(2)          (11.58%)         7.37%

-------------------------------------------------------------------------------

Lipper Global
  Fund Index(3)                 (15.77%)         2.54%


(1) After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes; and

     Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

     The  Fund's  past   performance,   before  and  after  taxes,  is  not
     necessarily an indication of how the Fund will perform in the future.

(2) These returns represent the performance of the Investor Shares but they have been restated to include the effect of the maximum 5.75% front-end sales charge payable on purchases of shares.

(3) The Lipper Global Fund Index is an unmanaged index. The Lipper Global Fund Index is a composite of the total return of mutual funds with the stated objective of investing at least 25% of their portfolio in securities outside of the United States and may own U.S. securities as well. The index is not adjusted to reflect deductions for fees, expenses or taxes that the SEC requires to be reflected in the Fund's performance.

CSI FIXED INCOME FUND

Investment Objective:   Current income

Principal Investment
Strategies:             The Fixed Income Fund seeks to achieve its objective by
                        investing primarily in debt securities, such as obligations issued or guaranteed by the United States
                        Government, its agencies, authorities, and instrumentalities ("U.S. Government Securities"), municipal securities, corporate debt securities, zero coupon bonds, as well as obligations of governments, instrumentalities and corporations outside the U.S.

Principal Risk:         The principal risk of investing in the Fixed Income Fund
                        is that the value of its investments are subject to interest rate risk that may cause the NAV to fluctuate over time. Therefore, the value of the Fixed
                        Income Fund could decline and you could lose money.
                        There is no assurance that the investment adviser will achieve the Fixed Income Fund's objective.

                        An investment in the Fixed Income Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation any other government agency.

Investor Profile:       You may want to invest in the Fixed Income Fund
                        if you are seeking current income and are willing to accept share prices that may fluctuate over the short-term. The Fixed Income Fund will not be appropriate if you are seeking growth of capital over the long-term.

     The bar chart and table below show how the Fixed Income Fund has performed in the past and gives some indication of the risks of investing in the Fixed Income Fund. Both assume that all dividends and distributions are reinvested in the Fixed Income Fund. The bar chart shows how the Fixed Income Fund's performance has varied from year to year. The table compares the average annual total returns of the Fixed Income Fund for the periods ended December 31, 2001 to the Lipper Intermediate Investment Grade Index. Keep in mind that past performance may not indicate how well the Fixed Income Fund will perform in the future.

[bar chart goes here]

CSI Fixed Income Fund

1999       (3.75%)
2000       10.84%
2001        5.37%

[end bar chart]

     During the periods shown in the bar chart, the highest return for a calendar quarter was 4.42%(quarter ending September 30, 2001) and the lowest return for a calendar quarter was (2.21%) (quarter ending March 31, 1999).

                             Average Annual Total Return
                        for the periods ending December 31, 2001
                        -----------------------------------------

                               One        Since Inception
                               Year       (January 27, 1998)
                               ----       ------------------

CSI Fixed Income Fund
Return Before Taxes            5.37%       4.94%

CSI Fixed Income Fund
Return After Taxes
  on Distributions(1)          3.69%       3.27%

CSI Fixed Income Fund
Return After Taxes on
  Distributions and Sale
  of Fund Shares(1)            3.22%       3.12%

-------------------------

Lipper Intermediate
  Investment
  Grade Index (2)              8.21%       6.30%

(1) After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes; and

     Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

     The  Fund's  past   performance,   before  and  after  taxes,  is  not
     necessarily an indication of how the Fund will perform in the future.

(2) The Lipper Intermediate Investment Grade Index is an unmanaged index. The Lipper Intermediate Investment Grade Index is an equally-weighted performance indice, adjusted for capital gains distributions and income dividends of the largest 30 qualifying funds that invest at least 65% of their assets in investment grade issues with dollar-weighted average maturities of five to ten years. The index is not adjusted to reflect deductions for fees, expenses or taxes that the SEC requires to be reflected in the Fund's performance.

                                FEES AND EXPENSES

     Costs are an important consideration in choosing a mutual fund. Shareholders indirectly pay the costs of operating a Fund, plus any transaction costs associated with buying and selling the securities a Fund holds. These costs will reduce a portion of the gross income or capital appreciation a Fund achieves. Even small differences in these expenses can, over time, have a significant effect on a Fund's performance.

     The following table describes the fees and expenses that you will pay directly or indirectly in connection with an investment in each of the Funds. The annual operating expenses, which cover the costs of investment management, administration, accounting and shareholder communications, are shown as an annual percentage of the average daily net assets.

Shareholder Transaction Fees (fees paid directly from your investment)

                                      Equity Fund
                                      Investor Shares    Fixed Income Fund
                                      ----------------   -----------------
Maximum Sales Charge (Load)
   Imposed on Purchases                   5.75% (1)           None
Maximum Deferred Sales Charge
   (Load) Imposed on
   Certain Redemptions                    1.00% (2)           None
Sales Charge (Load) Imposed on
   Reinvested Dividends                   None                None
Redemption Fees (3)                       None                None
Exchange Fees (4)                         None                None

Annual Operating Expenses (Expenses that are deducted from the Funds' assets)

                                     Equity Fund
                                     Investor Shares   Fixed Income Fund
                                     ---------------   ------------------

Management Fee                            1.00%               1.00%
Distribution and
   Service (12b-1) Fees                   None                None
Other Operating Expenses                  0.45%               0.48%
                                          -----               -----
Total Fund Operating Expenses             1.45%               1.48% (5)

(1) As a percentage of offering price. Reduced rates apply to purchases of Investor Shares over $50,000, and the sales charge is waived for certain classes of investors. An investor who has paid a front-end sales charge will not be subject to a contingent deferred sales charge.

(2) If you are in a category of investors who may purchase Investor Shares without a front-end sales charge, you will be subject to a 1.00% contingent deferred sales charge if you redeem your shares within one year of purchase.

(3) A shareholder electing to redeem shares by telephone will be charged $10 for each such redemption request.

(4)  A shareholder may be charged a $10 fee for each telephone exchange.

(5) The investment adviser has voluntarily agreed to waive fees and/or reimburse expenses so that the ratio of total operating expenses for the Fixed Income Fund do not exceed 1.00% of the average daily net assets through August 31, 2002.

Example:

     The following expense example shows the expenses that you could pay over time. It will help you compare the costs of investing in the Funds with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in a Fund, you reinvest all dividends and distributions in additional shares of the Funds, you redeem all of your shares at the end of the periods indicated, you earn a 5.00% annual return, and each Fund's operating expenses remain the same. Because actual return and expenses will be different, the example is for comparison only.

Based on these assumptions, your costs would be:

                         1 Year    3 Years    5 Years   10 Years
                         ------    -------    -------   --------

Equity Fund--
  Investor Shares(1)(2)   $714      $1,007     $1,322    $2,210
Fixed Income Fund (3)     $151      $  468     $  808    $1,768

(1) The above example assumes payment of the maximum initial sales charge of 5.75% at the time of purchase. The sales charge varies depending upon the amount of Investor Shares that an investor purchases. Accordingly, your actual expenses may vary. If you are in a category of investors who purchase Investor Shares without a front-end sales charge and you redeem your shares at the end of one year, your costs would be $248.

(2) If you are in a category of investors who purchase Investor Shares without a front-end sales charge, and you hold your shares for more than one year, your costs would be:

                         1 Year    3 Years    5 Years   10 Years
                         ------    -------    -------   --------
Equity Fund--
  Investor Shares         $148      $459       $792      $1,735

(3) Should the investment adviser continue the voluntary operating expense limitation for the periods shown below, your costs would be:

                         1 Year    3 Years    5 Years   10 Years
                         ------    -------    -------   --------

Fixed Income Fund         $102      $318       $552      $1,225

                            OBJECTIVES AND STRATEGIES

The Equity Fund

     The Equity Fund's investment objective is to achieve long-term growth of capital. The Equity Fund's investment objective is fundamental and may not be changed without the approval of a majority of the Equity Fund's outstanding voting securities. There is no assurance that the investment adviser will achieve the Equity Fund's investment objective.

     The Equity Fund seeks to achieve its investment objective by investing in a diversified portfolio consisting primarily of equity securities, such as common stocks and securities convertible into common stocks. Under normal market conditions, the Equity Fund will have at least 80% of its net assets invested in such securities. This is not a fundamental policy and may be changed by the Board of Directors of the Company, without a vote of shareholders, upon 60 days' prior notice. The Equity Fund will not be limited to investing in securities of companies of any size or to securities traded in any particular market.

     The Equity Fund's assets will be invested on a global basis to take advantage of investment opportunities both within the U.S. and outside the U.S. The foreign securities which the Equity Fund purchases may be bought directly in their principal markets or may be acquired through the use of sponsored and unsponsored American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs"), European Depositary Receipts ("EDRs") and other types of Depositary Receipts (collectively "Depositary Receipts"), to the extent such Depositary Receipts become available. ADRs are Depositary Receipts typically issued by a U.S. bank or trust company evidencing ownership of underlying foreign securities. GDRs, EDRs and other types of Depositary Receipts are typically issued by foreign banks or trust companies, although they also may be issued by U.S. banks or trust companies, evidencing ownership of underlying securities issued by either a foreign or a United States corporation. Depositary Receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. For purposes of the Equity Fund's investment policies, investments in Depositary Receipts will be deemed to be investments in the underlying securities.

     While the Equity Fund intends to remain substantially invested in common stocks and securities convertible into common stocks, it may invest in high quality money market instruments during times when excess cash is generated or when cash is held pending investment in suitable securities. Such money market investments include short-term U.S. Government securities or other forms of indebtedness, such as bonds, certificates of deposit or repurchase agreements.

     Securities under consideration for purchase must meet a variety of criteria. No particular formulas are used, but rather emphasis is placed on those companies which the investment adviser believes are most likely to prosper under various economic conditions and which have demonstrated the ability to produce reliable earnings or dividend growth over the years. Among other things, balance sheet analysis, return on equity, price/earnings ratios and relative strength are included in the investment adviser's decision making process. In determining which portfolio securities to sell, the investment adviser considers the following: 1) when, in the investment adviser's opinion, the price of the shares is either not likely to increase or may decline because of their views on the prospects for the individual company or industry in which the company operates or general economics conditions; or 2) when the investment adviser thinks that the company fundamentals can no longer justify the price at which the stock trade.

The Fixed Income Fund

     The Fixed Income Fund's investment objective is current income. The Fixed Income Fund's investment objective is fundamental and may not be changed without the approval of a majority of the Fixed Income Fund's voting securities. There is no assurance that the investment adviser will achieve the Fixed Income Fund's investment objective.

     The Fixed Income Fund seeks to achieve its objective by investing primarily in debt securities, such as U.S. Government Securities, municipal securities, corporate debt securities, zero coupon bonds, as well as obligations of governments, instrumentalities and corporations outside the U.S. Under normal market conditions, the Fixed Income Fund will have at least 80% of its net assets invested in such securities. This is not a fundamental policy and may be changed by the Board of Directors of the Company, without a vote of shareholders, upon 60 days' prior notice. In addition, under normal market conditions, at least 65% of the Fixed Income Fund's total assets will be invested in securities rated, at the time of purchase, Aa or higher by Moody's Investors Service, Inc. ("Moody's"); or AA or higher by Standard & Poor's Rating Group ("S&P"), or unrated securities which the investment adviser believes to be of comparable quality. The Fixed Income Fund may invest in lower rated securities in order to avail itself of the higher yields available with these securities. However, no more than 5% of the total assets may be invested in securities rated below investment grade (i.e., below BBB by S&P or Baa by Moody's) or which are unrated but are of comparable quality as determined by the investment adviser. Securities rated below investment grade entail greater risk than investment grade securities. After purchase by the Fixed Income Fund, a debt security may cease to be rated or its rating may be reduced. Neither event would require the elimination of the debt security from the portfolio.

     The selection of debt securities for the Fixed Income Fund is dependent upon the investment adviser's evaluation of those factors influencing interest rates. The investment adviser considers the rates of return available for any particular maturity and compares that to the rates for other maturities in order to determine the relative and absolute differences as they relate to income and the potential for market fluctuation. There are no restrictions on the maturity composition of the Fixed Income Fund. Under normal economic and market conditions, the Fixed Income Fund generally will hold its short-term securities or debt obligations until maturity and its other securities or obligations until market conditions, in the judgment of the investment adviser, make sale advantageous to the Fixed Income Fund. In either case, the Fixed Income Fund may sell such securities or obligations as required to meet requests for redemption of shares of the Fixed Income Fund. In determining which portfolio securities to sell, the investment adviser considers the following: 1) when, in the investment adviser's opinion, the price of the obligation is either not likely to increase or may decline because of their views on the prospects for the individual company or industry in which the company operates or general economics conditions; or 2) when the investment adviser thinks that the company's fundamentals can no longer justify the price at which the stock trades.

     The market values of fixed income securities tend to vary inversely with the level of interest rates. When interest rates rise, the market values of such securities tend to decline and vice versa. Although under normal market conditions longer term securities yield more than short-term securities of similar quality, longer term securities are subject to greater price fluctuations. Fluctuations in the value of the investments will be reflected in the NAV of the Fixed Income Fund.

                                      RISKS

Stock Market Risk

     The Equity Fund is subject to stock market risk. Stock market risk is the possibility that stock prices overall will decline over short or long periods. Because stock prices tend to fluctuate, the value of your investment in the Equity Fund may increase or decrease. The Equity Fund's investment success depends on the skill of the investment adviser in evaluating, selecting and monitoring the portfolio assets. If the investment adviser's conclusions about growth rates or securities values are incorrect, the Equity Fund may not perform as anticipated.

Foreign Investing Risk

     The Funds' investments in foreign securities may involve risks that are not ordinarily associated with U.S. securities. Foreign companies are not generally subject to the same accounting, auditing and financial reporting standards as are domestic companies. Therefore, there may be less information available about a foreign company than there is about a domestic company. Certain countries do not honor legal rights enjoyed in the U.S. In addition, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments, which could affect U.S. investments in those countries.

     Investments in foreign companies often are made in the foreign currencies, subjecting the investor to the risk of currency devaluation or exchange rate risk. In addition, many foreign securities markets have substantially less trading volume than the U.S. markets, and securities of some foreign issuers are less liquid and more volatile than securities of domestic issuers. These factors make foreign investment more expensive for U.S. investors. Mutual funds offer an efficient way for individuals to invest abroad, but the overall expense ratios of mutual funds that invest in foreign markets are usually higher than those of mutual funds that invest only in U.S. securities.

Depositary  Receipts

     In addition to the risks of foreign investment applicable to the underlying securities, unsponsored Depositary Receipts may also be subject to the risks that the foreign issuer may not be obligated to cooperate with the U.S. bank, may not provide additional financial and other information to the bank or the investor, or that such information in the U.S. market may not be current.

Temporary Defensive Positions

     When the investment adviser believes that investments should be deployed in a temporary defensive posture because of economic or market conditions, each Fund may invest up to 100% of its assets in U.S. Government securities (such as bills, notes, or bonds of the U.S. Government and its agencies) or other forms of indebtedness such as bonds, certificates of deposits or repurchase agreements For temporary defensive purposes, the Equity Fund may hold cash or debt obligations denominated in U.S. dollars or foreign currencies. These debt obligations include U.S. and foreign government securities and investment grade corporate debt securities, or bank deposits of major international institutions. When the Equity Fund is in a temporary defensive position, it is not pursuing its stated investment policies. The investment adviser decides when it is appropriate to be in a defensive position. It is impossible to predict how long such defensive strategies will be utilized.

                                   MANAGEMENT

The Company

     The World Funds, Inc. was organized under the laws of the State of Maryland in May, 1997. The Company is an open-end management investment company registered under the 1940 Act and is commonly known as a "mutual fund". The Company has retained the Adviser to manage all aspects of the investments of the Fund.

The Adviser

     CSI Capital Management, Inc. (the "Adviser") located at 445 Bush Street, 5th Floor, San Francisco, CA 94108-3725, manages the investments of the Funds pursuant to separate Investment Advisory Agreements. Under the Advisory Agreements, the Adviser, subject to the general supervision of the Board of Directors of the Company, manages each Fund in accordance with its investment objective and policies, makes decisions with respect to, and places orders for, all purchases and sales of portfolio securities, and maintains related records.

     Each Fund pays the Adviser a monthly investment advisory fee at an annual rate of 1.00% of its average daily net assets. However, the Adviser has voluntarily agreed to waive all or a portion of the advisory fee or make payments to the Fixed Income Fund in order to maintain the Fixed Income Fund's ratio of total operating expenses at an annual rate not to exceed 1.00%. This voluntary arrangement continues through August 31, 2002. During the fiscal year ended August 31, 2001, the Adviser received investment advisory fees from the Equity Fund at the annual rate of 1.00% of the Fund's average daily net assets, and received investment advisory fees from the Fixed Income Fund at the annual rate of 0.50% of the Fund's average daily net assets.

     Since the Equity Fund's inception on October 15, 1997 and the Fixed Income Fund's inception on January 27, 1998, Leland Faust has been primarily responsible for the day to day management of the Funds. Mr. Faust, who has been the President of the Adviser since its formation in 1978, is the President and Portfolio Manager of each fund.

                             SHAREHOLDER INFORMATION

     Each Fund's share price, called its NAV per share, is determined and shares are priced as of the close of trading on the New York Stock Exchange ("NYSE") (currently 4:00 p.m. Eastern time) on each business day (the "Valuation Time") that the NYSE is open. As of the date of this prospectus, the Funds are informed that the NYSE observes the following holidays: New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. NAV per share is computed by adding the total value of a Fund's investments and other assets, subtracting any liabilities of the Fund and then dividing by the total number of Fund shares outstanding.

     Investor Shares of the Equity Fund are bought or exchanged at the public offering price per share next determined after a request has been received in proper form. The public offering price of Investor Shares is equal to the net asset value of Investor Shares plus the applicable sales load. Shares of the Fixed Income Fund are bought or exchanged at the NAV next determined after a request has been received in proper form. Shares of the Funds held by you are sold at the NAV per share next determined after a request has been received in proper form, less any applicable contingent deferred sales charge in the case of Investor Shares of the Equity Fund. Any request received in proper form before the Valuation Time, will be processed the same business day. Any request received in proper form after the Valuation Time, will be processed the next business day.

     The Funds' securities are valued at current market prices. Investments in securities traded on the national securities exchanges or included in the NASDAQ National Market System are valued at the last reported sale price. Other securities traded in the over-the-counter market and listed securities for which no sales are reported on a given date are valued at the last reported bid price. Short-term debt securities (less than 60 days to maturity) are valued at their fair market value using amortized cost. Debt securities are valued by appraising them at prices supplied by a pricing agent approved by the Company, which prices may reflect broker-dealer supplied valuations and electronic data processing techniques. Other assets for which market prices are not readily available are valued at their fair value as determined in good faith under procedures set by the Board of Directors. Depositary receipts will be valued at the closing price of the instrument last determined prior to the Valuation Time unless the Company is aware of a material change in value. Securities for which such a value cannot be readily determined on any day will be valued at the closing price of the underlying security adjusted for the exchange rate. The value of a foreign security is determined as of the close of trading on the foreign exchange on which it is traded or as of the scheduled close of trading on the NYSE, whichever is earlier. Portfolio securities that are listed on foreign exchanges may experience a change in value on days when shareholders will not be able to purchase or redeem shares of the Funds. Generally, trading in corporate bonds, U.S. government securities and money market instruments is substantially completed each day at various times before the scheduled close of the NYSE. The value of these securities used in computing the NAV is determined as of such times.

                                PURCHASING SHARES

     Shares of the Funds may be purchased directly from First Dominion Capital Corp. ("FDCC" or the "Distributor") or through brokers or dealers who are authorized by the Distributor to sell shares of the Funds. The Funds are also offered through financial supermarkets, investment advisers and consultants and other investment professionals. Investment professionals who offer shares may require the payment of fees from their individual clients. If you invest through a third party, the policies and fees may be different than those described in this prospectus. For example, third parties may charge transaction fees or set different minimum investment amounts. A sales charge may apply to your purchase, exchange or redemption of Investor Shares of the Equity Fund. However, if you purchase Investor Shares in amounts over a certain level, the initial sales charge may be reduced. There are no sales charges in connection with purchasing, exchanging or redeeming shares of the Fixed Income Fund. The minimum initial investment in Investor Shares of the Equity Fund and in the Fixed Income Fund is $1,000. Additional investments in each Fund must be in amounts of $50 or more. The Funds retain the right to waive the minimum initial investment or to refuse to accept an order.

Sales Charges - Investor Shares of the Equity Fund

     If you purchase your Investor Shares through a broker-dealer, the broker-dealer firm is entitled to receive a percentage of the sales charge you pay in order to purchase Investor Shares. The following schedule governs the percentage to be received by the selling broker-dealer firm.

                                    Sales Charge
                                    as a Percentage of
Amount of Purchase                  ---------------------     Dealer Discount
At the Public                       Offering   Net Amount     as Percentage of
Offering Price                      Price      Invested       Offering Price
--------------------                --------   ----------     ----------------

Less than $50,000                   5.75%      6.10%          5.00%
$50,000 but less than $100,000      4.50%      4.71%          3.75%
$100,000 but less than $250,000     3.50%      3.63%          2.75%
$250,000 but less than $500,000     2.50%      2.56%          2.00%
$500,000 but less than $1,000,000   2.00%      2.04%          1.75%
$1,000,000 or more                  1.00%      1.01%          1.00%

Right of Accumulation

     After making an initial purchase of Investor Shares in the Equity Fund, you may reduce the sales charge applied to any subsequent purchases. Your Investor Shares previously purchased will be taken into account on a combined basis at the current net asset value per Investor Share of the Equity Fund in order to establish the aggregate investment amount to be used in determining the applicable sales charge. Only previous purchases of Investor Shares of the Equity Fund that are still held in the Fund and that were sold subject to a sales charge will be included in the calculation. To take advantage of this privilege, you must give notice at the time you place your initial order and subsequent orders that you wish to combine purchases. When you send your payment and request to combine purchases, please specify your account number(s).

Statement  of  Intention

     A reduced sales charge on Investor Shares of the Equity Fund as set forth above applies immediately to all purchases where the investor has executed a Statement of Intention calling for the purchase within a 13-month period of an amount qualifying for the reduced sales charge. The investor must actually purchase the amount stated in such statement to avoid later paying the full sales charge on shares that are purchased.

Waiver of Front-End Sales Charges on Investor Shares of the Equity Fund

No sales charge shall apply to:

(1)  reinvestment of income dividends and capital gain distributions;

(2) purchases of Investor Shares of the Equity Fund shares made by current or former directors, officers, or employees, or agents of the Company, the Adviser, FDCC and by members of their immediate families, and employees (including immediate family members) of a broker-dealer distributing Equity Fund shares;

(3) purchases of Investor Shares of the Equity Fund shares by the Distributor for its own investment account and for investment purposes only;

(4) a "qualified institutional buyer," as that term is defined under Rule 144A of the Securities Act of 1933, including, but not limited to, insurance companies, investment companies registered under the 1940 Act, business development companies registered under the 1940 Act, and small business investment companies;

(5) a charitable organization, as defined in Section 501(c)(3) of the Internal Revenue Code (the "Code"), as well as other charitable trusts and endowments, investing $50,000 or more;

(6) a charitable remainder trust, under Section 664 of the Code, or a life income pool, established for the benefit of a charitable organization as defined in Section 501(c)(3) of the Code;

(7) investment advisers or financial planners who place trades for their own accounts or the accounts of their clients and who charge a management, consulting or other fee for their services; and clients of those investment advisers or financial planners who place trades for their own accounts if the accounts are linked to the master account of the investment adviser or financial planner on the books and records of the broker or agent;

(8) institutional retirement and deferred compensation plans and trusts used to fund those plans, including, but not limited to, those defined in section 401(a), 403(b) or 457 of the Code and "rabbi trusts"; and

(9) the purchase of Investor Shares of the Equity Fund, if available, through certain third-party fund "supermarkets." Some fund supermarkets may offer Investor Shares of the Equity Fund without a sales charge or with a reduced sales charge. Other fees, such as the 1.00% contingent deferred sales charge on purchases held for less than one year and for which no sales charge was paid at the time of purchase, may be charged by the service provider sponsoring the fund supermarket, and transaction charges may apply to purchases and sales made through a broker-dealer.

     Additional information regarding the waiver of sales charges may be obtained by calling the Company at (888) 826-2520. All account information is subject to acceptance and verification by the Distributor.

Purchases by Mail

     For initial purchases, the account application form, which accompanies the prospectus, should be completed, signed and mailed to Fund Services, Inc. (the "Transfer Agent") at 1500 Forest Avenue, Suite 111, Richmond, Virginia 23229, together with your check(s) payable to the Fund(s) that you have selected. For subsequent purchases, include with your check(s) the tear-off stub from a prior purchase confirmation, or otherwise identify the name(s) of the registered owner(s) and social security number(s).

Investing by Wire

     You may purchase shares by requesting your bank to transmit by wire directly to the Transfer Agent. To invest by wire, please call the Transfer Agent for instructions, then notify the Distributor by calling (800) 776-5455. Your bank may charge you a small fee for this service. Once you have arranged to purchase shares by wire, please complete and mail the account application form promptly to the Transfer Agent. This application is required to complete the records of the Fund(s). You will not have access to your shares until the records of the Fund(s) are complete. Once your account is opened, you may make additional investments using the wire procedure described above. Be sure to include your name, account number and the name of the Fund(s) to receive the amount(s) you are investing in the wire instructions you provide your bank.

                            DISTRIBUTION ARRANGEMENTS

     The Funds are offered through financial supermarkets, investment advisers and consultants, financial planners, brokers, dealers and other investment professionals, and directly through the Distributor. Investment professionals who offer shares may require payments of fees from their individual clients. If you invest through a third party, the policies and fees may be different than those described in this prospectus. For example, third parties may charge transaction fees or set different minimum investment amounts.

General

     The Company reserves the right in its sole discretion to withdraw all or any part of the offering of shares of the Funds when, in the judgment of the Funds' management, such withdrawal is in the best interest of the Funds. An order to purchase shares is not binding on, and may be rejected by, the Funds until it has been confirmed in writing by the Funds and payment has been received.

                                REDEEMING SHARES

     You may redeem your shares at any time and in any amount by mail or telephone. For your protection, the Transfer Agent will not redeem your shares until it has received all the information and documents necessary for your request to be considered in proper order (see "Signature Guarantees"). You will be notified promptly by the Transfer Agent if your redemption request is not in proper order.

     The Funds' procedure is to redeem shares at the NAV determined after the Transfer Agent receives the redemption request in proper order; and in the case of the Investor Shares of the Equity Fund, less the 1.00% contingent deferred sales charge on purchases held for less than one year and for which no sales charge was paid at the time of purchase. Payment will be made promptly, but no later than the seventh day following the receipt of the request in proper order. A Fund may suspend the right to redeem shares for any period during which the NYSE is closed or the U.S. Securities and Exchange Commission determines that there is an emergency. In such circumstances you may withdraw your redemption request or permit your request to be held for processing after the suspension is terminated.

     If you sell shares through a securities dealer or investment professional, it is such person's responsibility to transmit the order to the Fund(s) you designate in a timely fashion. Any loss to you resulting from failure to do so must be settled between you and such person.

     Delivery of the proceeds of a redemption of shares purchased and paid for by check shortly before the receipt of the redemption request may be delayed until the designated Fund determines that the Transfer Agent has completed collection of the purchase check, which may take up to 14 days. Also, payment of the proceeds of a redemption request for an account for which purchases were made by wire may be delayed until the designated Fund receives a completed account application form for the account to permit the Fund to verify the identity of the person redeeming the shares, and to eliminate the need for backup withholding.

Redemption  by Mail

     To redeem shares by mail, send a written request for redemption that designates the Fund(s) you have selected and is signed by the registered owner(s) exactly as the account is registered. Certain written requests to redeem shares may require signature guarantees. For example, signature guarantees may be required if you sell a large number of shares, if your address of record on the account application form has been changed within the last thirty (30) days, or if you ask that the proceeds be sent to a different person or address.

     Signature guarantees are used to help protect you and the Funds. You can obtain a signature guarantee from most banks or securities dealers, but not from a Notary Public. Please call the Transfer Agent at (800) 628-4077 to learn if a signature guarantee is needed or to make sure that it is completed appropriately in order to avoid any processing delays.

Redemption by Telephone

     You may redeem your shares by telephone provided that you requested this service on your initial Account Application. If you request this service at a later date, you must send a written request, along with a signature guarantee to the Transfer Agent. Once your telephone authorization is in effect, you may redeem shares by calling the Transfer Agent at (800) 628-4077. There is no charge for establishing this service, but the Transfer Agent will charge your account a $10 service fee for each telephone redemption. The Transfer Agent may change the charge for this service at any time without prior notice.

Redemption  by Wire

     If you request that your redemption proceeds be wired to you, please call your bank for instructions prior to writing or calling the Transfer Agent. Be sure to include your name, Fund account number, your account number at your bank and wire information from your bank in your request to redeem by wire.

Signature  Guarantees

     To help to protect you and the Funds from fraud, signature guarantees are required for: (1) all redemptions ordered by mail if you require that the check be payable to another person or that the check be mailed to an address other than the one indicated on the account registration; (2) all requests to transfer the registration of shares to another owner; and (3) all authorizations to establish or change telephone redemption service, other than through your initial account application. Signature guarantees may be required for certain other reasons. For example, a signature guarantee may be required if you sell a large number of shares or if your address of record on the account has been changed within the last thirty (30) days.

     In the case of redemption by mail, signature guarantees must appear on either: (1) the written request for redemption; or (2) a separate instrument of assignment (usually referred to as a "stock power") specifying the total number of shares being redeemed. The Funds may waive these requirements in certain instances.

     The following institutions are acceptable signature guarantors: (1) participants in good standing of the Securities Transfer Agents Medallion Program ("STAMP"); (2) commercial banks which are members of the Federal Deposit Insurance Corporation ("FDIC"); (3) trust companies; (4) firms which are members of a domestic stock exchange; (5) eligible guarantor institutions qualifying under Rule 17Ad-15 of the Securities Exchange Act of 1934, as amended, that are authorized by charter to provide signature guarantees (e.g., credit unions, securities dealers and brokers, clearing agencies and national securities exchanges); and (6) foreign branches of any of the above. In addition, the Funds will guarantee your signature if you personally visit its offices at 1500 Forest Avenue, Suite 223, Richmond, VA 23229. The Transfer Agent cannot honor guarantees from notaries public, savings and loan associations, or savings banks.

Proper Form

     Your order to buy shares is in proper form when your completed and signed account application and check or wire payment is received. Your written request to sell or exchange shares is in proper form when written instructions, signed by all registered owners, with a signature guarantee if necessary, is received.

Small Accounts

     Due to the relative higher cost of maintaining small accounts, the Company may deduct $50 per year from your account with a Fund, if, as a result of redemption or exchange of shares, the total investment remaining in the account has a value of less than $1,000. Shareholders will receive 30 days' written notice to increase the account value above $1,000 before the fee is to be deducted. A decline in the market value of your account alone would not require you to bring your investment up to this minimum.

Automatic  Investment  Plan

     Existing shareholders, who wish to make regular monthly investments in amounts of $100 or more, may do so through the Automatic Investment Plan. Under the Plan, your designated bank or other financial institution debits a pre-authorized amount from your account on or about the 15th day of each month and applies the amount to the purchase of shares of the Fund(s) you designate. To use this service, you must authorize the transfer of funds by completing the Plan Section of the account application form and sending a blank voided check.

Exchange Privileges

     You may exchange all or a portion of your shares of a fund for the shares of the other fund or certain other funds offered by the Company having different investment objectives, provided the shares of the fund you are exchanging into are registered for sale in your state of residence. Your account may be charged $10 for a telephone exchange fee. An exchange is treated as a redemption and a purchase and may result in realization of a gain or loss on the transaction.

Modification  or  Termination

     Excessive trading can adversely impact Fund performance and shareholders. Therefore, the Company reserves the right to temporarily or permanently modify or terminate the Exchange Privilege. The Company also reserves the right to refuse exchange requests by any person or group if, in the Company's judgment, a fund would be unable to invest the money effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected. The Company further reserves the right to restrict or refuse an exchange request if the Company has received or anticipates simultaneous orders affecting significant portions of a fund's assets or detects a pattern of exchange requests that coincides with a "market timing" strategy. Although the Company will attempt to give you prior notice when reasonable to do so, the Company may modify or terminate the Exchange Privilege at any time.

                             DISTRIBUTIONS AND TAXES

Dividends and Capital Gain Distributions

     Dividends from net investment income, if any, are declared and paid annually for the Equity Fund and monthly for the Fixed Income Fund. Each of the Funds intends to distribute annually any net capital gains.

     Distributions from a Fund will automatically be reinvested in additional shares of the same Fund, unless you elect to have the distributions paid to you in cash. There are no sales charges or transaction fees for reinvested dividends and all shares will be purchased at NAV. If the investment in shares is made within an IRA, all dividends and capital gain distributions must be reinvested.

     Unless you are investing through a tax deferred retirement account, such as an IRA, it is not to your advantage to buy shares of a Fund shortly before the next distribution, because doing so can cost you money in taxes. This is known as "buying a dividend". To avoid buying a dividend, check each Fund's distribution schedule before you invest.

Taxes

     In general, Fund distributions are taxable to you as either ordinary income or capital gains. This is true whether you reinvest your distributions in additional shares of a Fund or receive them in cash. Any capital gains a Fund distributes are taxable to you as long-term capital gains no matter how long you have owned your shares. Other distributions (including distributions attributable to short-term capital gains of a Fund) will generally be taxable to you as ordinary income. Every January, you will receive a statement that shows the tax status of distributions you received for the previous year. Distributions declared in December but paid in January are taxable as if they were paid in December.

     When you sell shares of a Fund, you may have a capital gain or loss. For tax purposes, an exchange of your shares of a Fund for shares of a different fund of the Company is the same as a sale. The individual tax rate on any gain from the sale or exchange of your shares depends on how long you have held your shares.

     Fund distributions and gains from the sale or exchange of your shares will generally be subject to state and local income tax. The one major exception to these principles is that distributions on, and sales, exchanges and redemptions of, shares held in an IRA (or other tax deferred retirement account) will not be currently taxable. Foreign exchange gains or losses realized on the sale of securities generally are treated as ordinary income or loss by a Fund and may increase or decrease Fund distributions to you. Non-U.S. investors may be subject to U.S. withholding and estate tax. You should consult with your tax adviser about the federal, state, local or foreign tax consequences of your investment in a Fund.

     By law, a Fund must withhold 31% of your taxable distribution and proceeds if you do not provide your correct taxpayer identification number (TIN) or certify that your TIN is correct, or if the IRS has notified you that you are subject to backup withholding and instructs a Fund to do so.

                           SHAREHOLDER COMMUNICATIONS

     The Funds may eliminate duplicate mailings of portfolio materials to shareholders who reside at the same address, unless instructed to the contrary. Investors may request that the Funds send these documents to each shareholder individually by calling the Company at (888) 826-2520.

                              FINANCIAL HIGHLIGHTS

     The financial highlights table is intended to help you understand the Funds' financial performance for the period of each Fund's operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned [or lost] on an investment in each Fund (assuming reinvestment of all dividends and distributions). The Funds' financial highlights for the periods presented have been audited by Tait, Weller and Baker, independent auditors, whose unqualified report thereon, along with the Funds' financial statements, are included in the Funds' Annual Report to Shareholders (the "Annual Report") and are incorporated by reference into the SAI. Additional performance information for the Funds are included in the Annual Report. The Annual Report and the SAI are available at no cost from the Funds at the address and telephone number noted on the back page of this prospectus. The following information should be read in conjunction with the financial statements and notes thereto.

EQUITY FUND - INVESTOR SHARES

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD


                                             Investor Class Shares


                                               Years ended            Period
                                       ---------------------------    ended
                                       August    August     August    August
                                       31, 2001  31, 2000   31, 1999  31, 1998*

Per Share Operating Performance
Net asset value, beginning of period   $18.37    $13.36     $ 9.88    $10.00
                                       ------    ------     ------    ------
Income from investment operations-
   Net investment income
       (loss)                            0.01     (0.02)    (0.02)      0.02
   Net realized and unrealized gain
       (loss)on investments             (3.45)     5.03      3.52      (0.14)
                                       -------    ------    ------     ------
   Total from investment operations     (3.44)     5.01      3.50      (0.12)
                                       -------    ------    ------     ------
Less distributions-

   Distributions from net investment
       income                            ---       ---      (0.02)        ---
   Distributions from capital
       gains                            (1.31)     ---        ---         ---
                                       -------    -------   ------    -------
   Total distributions
                                        (1.31)     ---      (0.02)        ---
                                       -------    -------  -------    -------
Net asset value, end of period         $13.62     $18.37    $13.36    $  9.88
                                       =======    ======    ======    =======

Total Return                           (19.32%)    37.50%    35.21%    (1.20%)

Ratios/Supplemental Data
   Net assets, end of period (000's)  $104,283   $113,673   $52,924   $26,576
Ratio to average net assets-
   Expenses (A)                          1.45%      1.44%     1.50%    1.50%**
   Expenses-net (B)                      1.44%      1.44%     1.50%    1.49%**
   Net investment income(loss)           0.06%     (0.14%)   (0.15%)   0.42%**
Portfolio turnover rate                 17.16%     22.69%    12.91%    8.16%

-------------------------------

*    Commencement  of  operations  of the  Investor  Shares was October 14,
     1997.

**   Annualized

(A) The expense ratio has been increased to include custodian fees which were offset by custodian credits for the period ended August 31, 1998 and for the year ended August 31, 2001.

(B) The expense ratio - net reflects the effect of the custodian fee credits the Fund received for the period ended August 31, 1998 and for the year ended August 31, 2001.

FIXED INCOME FUND

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

-------------------------------------------------------------------------------

                                             Years ended
                                    -------------------------------Period ended
                                    August 31, August 31, August 31, August 31,
                                      2001       2000       1999       1998*
                                   ---------  ---------   ---------  ----------
Per Share Operating Performance
Net asset value, beginning of period  $9.92      $9.75      $10.48     $10.00
                                      -----      -----      ------     ------
Income from investment operations-
   Net investment income               0.45       0.43        0.39       0.22
   Net realized and unrealized gain
    (loss) on investments              0.45       0.18       (0.51)      0.26
                                       ----       ----       ------      ----
 Total from investment operations      0.90       0.61       (0.12)      0.48
                                       ----       ----       ------      ----
Less distributions-
   Distributions from net investment
    income                            (0.44)     (0.44)      (0.61)        -
   Distributions from capital gains     -          -           -           -
                                       ---        ---         ---         ---
Total distributions                   (0.44)     (0.44)      (0.61)        -
                                      ------     ------      ------       ---
Net asset value, end of period       $10.38      $9.92       $ 9.75     $10.48
                                     ======      ======      ======     ======

Total Return                           9.29%      6.39%      (1.31%)      4.80%



Ratios/Supplemental Data
   Net assets, end of period (000's)  $92,234   $64,671     $48,605    $33,900
Ratio to average net assets - (A)
   Expenses (B)                        0.98%      0.99%       1.00%      1.00%**
   Expenses- net (C)                   0.97%      0.99%       1.00%      1.00%**
   Net investment income               4.37%      4.43%       4.22%      4.34%**
Portfolio turnover rate                1.67%     11.52%       1.38%      0.00%

----------------------------------

*    Commencement of operations January 27, 1998.

**   Annualized

(A) Management fee waivers reduced the expense ratios and increased the net investment income ratio by .50% for the year ended August 31, 2001, .50% for the year ended August 31, 2000,.50% for the year ended August 31, 1999, and .50% for the period ended August 31, 1998.

(B) The expense ratios have been increased to include custodian fees which were offset by custodian credits and before management fee waivers for the year ended August 31, 2001.

(C) The expense ratio - net reflects the effect of the management fee waivers and the custodian fee credits the Fund received for the year ended August 31, 2001.

You'll find more information about the Funds in the following documents:

     The Funds' annual and semi-annual reports will contain more information about the Funds and a discussion of the market conditions and investment strategies that had a significant effect on the Funds' performance during the last fiscal year.

     For more information about the Funds, you may wish to refer to the Company's SAI dated January 2, 2002, which is on file with the SEC and incorporated by reference into this prospectus. You can obtain a free copy of the SAI by writing to The World Funds, Inc., 1500 Forest Avenue, Suite 223, Richmond, Virginia 23229, by calling toll free (888) 826-2520 or by e-mail at: mail@shareholderservices.com. General inquiries regarding the Funds may also be directed to the above address or telephone number.

     Information about the Company, including the SAI, can be reviewed and copied at the SEC's Public Reference Room, 450 Fifth Street NW, Washington, D.C. Information about the operation of the Public Reference Room may be obtained by calling the SEC at (202) 942-8090. Reports and other information regarding the Fund are available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address:
publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington D.C. 20549-0102.



(Investment Company Act File No. 811-8255)

PROSPECTUS




THE WORLD FUNDS, INC.


CSI Equity Fund
Institutional Shares


Prospectus dated January 2, 2002



     This Prospectus describes the CSI Equity Fund (the "Fund"), a series of shares offered by The World Funds, Inc. (the "Company"). A series fund offers you a choice of investments, with each series having its own investment objective and a separate portfolio. The Fund offers four classes of shares, one of which, Institutional Shares, is offered to qualifying investors by this Prospectus. Investor Shares are offered to certain shareholders by a separate prospectus. To obtain a prospectus, please call (888) 826-2520. The Fund seeks long-term growth of capital by investing in a diversified portfolio of equity securities.











     As with all mutual funds, the U.S. Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy or completeness of this Prospectus. It is a criminal offense to suggest otherwise.

                               RISK/RETURN SUMMARY

Investment Objective:   Long-term growth of capital

Principal Investment
Strategies:             The Fund seeks to achieve price appreciation by
                        investing in a diversified portfolio consisting primarily of common stocks. The primary selection of well-established, large capitalized companies throughout
                        the world is consistent with the Fund's focus on capital preservation. The Fund utilizes both value and growth oriented investment strategies in the security selection process.

Principal  Risks:       The principal  risk of investing in the Fund is that the
                        value of its investments are subject to market, economic and business risk that may cause the Fund's net asset value ("NAV") to fluctuate over time. Therefore, the value of your investment in the Fund could decline and you could lose money. There is no assurance that the investment adviser will achieve the Fund's objective.

                        The Fund's assets will be invested on a global basis. These investments may involve financial, economic or political risks not ordinarily associated with U.S. securities. The Fund's NAV may be affected by changes in exchange rates between foreign currencies and the U.S. dollar, different regulatory standards, less liquidity and more volatility than U.S. securities, taxes, and adverse social or political developments.

                        An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Investor Profile:       You may want to invest in the Fund if you are
                        seeking long-term growth of capital and are willing to accept share prices that may fluctuate, sometimes significantly, over the short-term. The Fund will not be appropriate if you are seeking current income or are seeking safety of principal.


     The bar chart and table below show how the Fund has performed in the past and gives some indication of the risks of investing in the Fund. Both assume that all dividends and distributions are reinvested in the Fund. The returns shown below are for Investor Shares of the Fund which are offered in a separate prospectus. Institutional Shares should have returns that are substantially the same because they represent interests in the same portfolio of securities and differ only to the extent that they bear different expenses. The bar chart shows how the performance of the Investor Shares of the Fund have varied from year to year. The bar chart figures don't include any sales charges that investors will pay when they buy or sell Investor Shares of the Fund. If sales charges were included, the returns would be lower. The table compares the average annual total returns of the Investor Shares of the Fund for the periods ended December 31, 2001 to the Lipper Global Funds Index. Keep in mind that past performance may not indicate how well the Fund will perform in the future.

[bar chart goes here]

CSI Equity Fund (Investor Shares)

1998  26.10%
1999  29.45%
2000  10.52%
2001 (15.56%)

[end bar chart]


     During the periods shown in the bar chart, the highest return for a calendar quarter was 26.23% (quarter ending December 31, 1998) and the lowest return for a calendar quarter was (14.14%)(quarter ending March 31, 2001).

                                 Average Annual Total Return
                          (for the periods ending December 31, 2001)
                          -----------------------------------------

                                One        Since Inception
                                Year       (October 15, 1997)
                                -----      ------------------

Investor Shares(1)
Return Before Taxes             (15.56%)      10.51%

Investor Shares(1)
Return After Taxes
  on Distributions(2)           (16.38%)      10.06%

Investor Shares(1)
Return After Taxes on
  Distributions and Sale
  of Fund Shares(2)              (8.60%)       8.67%

--------------------------

Lipper Global Fund Index(3)     (15.77%)      2.54%

(1) These returns represent the performance of the Investor Shares. However, the returns for the Institutional Shares would have been the same as the Investor Shares during the periods covered by this table because each class had the same expense structure.

(2) After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes; and

     Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

     The  Fund's  past   performance,   before  and  after  taxes,  is  not
     necessarily an indication of how the Fund will perform in the future.

(3) The Lipper Global Fund Index is an unmanaged index. The Lipper Global Funds Index is a composite of the total return of mutual funds with the stated objective of investing at least 25% of their portfolio securities outside of the United States and may own U.S. securities as well. The index is not adjusted to reflect deductions for fees, expenses or taxes that the SEC requires to be reflected in the Investor Share's performance.

                                FEES AND EXPENSES

     Costs are an important consideration in choosing a mutual fund. Shareholders indirectly pay the costs of operating a fund, plus any transaction costs associated with buying and selling the securities a fund holds. These costs will reduce a portion of the gross income or capital appreciation a fund achieves. Even small differences in these expenses can, over time, have a significant effect on a fund's performance.

     The following table describes the fees and expenses that you will pay directly or indirectly in connection with an investment in the Fund. The annual operating expenses, which cover the costs of investment management, administration, accounting and shareholder communications, are shown as an annual percentage of the average daily net assets.

Shareholder Transaction Fees (fees paid directly from your investment)

                                          Institutional Shares
                                          --------------------

Maximum Sales Charge (Load)                    None
Maximum Deferred Sales Charge (Load)           None
Maximum Sales Charge (Load)
  Imposed on Reinvested
  Dividends and Distributions                  None
Redemption Fees(1)                             1.00%(2)
Exchange Fees(3)                               None

Annual Operating Expenses (expenses that are deducted from Fund assets)

                                          Institutional Shares
                                          --------------------

Management Fee                                 1.00%
Distribution (12b-1) and  Service Fees         0.00%
Other Expenses                                 0.45%
                                               -----
Total Fund Operating Expenses                  1.45%

(1) A shareholder electing to redeem shares by telephone will be charged $10 for each such redemption request.

(2)  A 1% redemption fee is charged on shares held less than three hundred sixty
     (360) days and is retained by the Fund to defray market effects, taxes, and expenses created by short-term investments in the Fund.

(3)  A shareholder may be charged a $10 fee for each telephone exchange.

Example:

     The following expense examples show the expenses that you could pay over time. They will help you compare the costs of investing in the Fund with the costs of investing in other mutual funds. Each example assumes that you invest $10,000 in the Fund, you reinvest all dividends and distributions in additional shares of the Fund, and then you redeem all of your shares at the end of the periods indicated. Each example assumes that you earn a 5% annual return, with no change in Fund expense levels. Because actual return and expenses will be different, the examples are for comparison only. Based on these assumptions, your costs would be:

           1 Year       3 Years   5 Years    10 Years
           ----------   -------   -------    --------

           $148           $459      $792       $1,735

                            OBJECTIVES AND STRATEGIES

     The Fund's investment objective is to achieve long-term growth of capital. The Fund's investment objective is fundamental and may not be changed without the approval of a majority of the Fund's outstanding voting securities. There is no assurance that the investment adviser will achieve the Fund's investment objective.

     The Fund seeks to achieve its investment objective by investing in a diversified portfolio consisting primarily of equity securities, such as common stocks and securities convertible into common stocks. Under normal market conditions, the Fund will have at least 80% of its net assets invested in such securities. This is not a fundamental policy and may be changed by the Board of Directors of the Company, without a vote of shareholders, upon 60 days' prior notice. The Fund will not be limited to investing in securities of companies of any size or to securities traded in any particular market.

     The Fund's assets will be invested on a global basis to take advantage of investment opportunities both within the U.S. and outside the U.S. The foreign securities which the Fund purchases may be bought directly in their principal markets or may be acquired through the use of sponsored and unsponsored American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs"), European Depositary Receipts ("EDRs") and other types of Depositary Receipts (collectively "Depositary Receipts"), to the extent such Depositary Receipts become available. ADRs are Depositary Receipts typically issued by a U.S. bank or trust company evidencing ownership of underlying foreign securities. GDRs, EDRs and other types of Depositary Receipts are typically issued by foreign banks or trust companies, although they also may be issued by U.S. banks or trust companies, evidencing ownership of underlying securities issued by either a foreign or a United States corporation. Depositary Receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. For purposes of the Fund's investment policies, investments in Depositary Receipts will be deemed to be investments in the underlying securities.

     While the Fund intends to remain substantially invested in common stocks and securities convertible into common stocks, it may invest in high quality money market instruments during times when excess cash is generated or when cash is held pending investment in suitable securities. Such money market investments include short-term U.S. Government securities or other forms of indebtedness, such as bonds, certificates of deposit or repurchase agreements.

     Securities under consideration for purchase must meet a variety of criteria. No particular formulas are used, but rather emphasis is placed on those companies which the investment adviser believes are most likely to prosper under various economic conditions and which have demonstrated the ability to produce reliable earnings or dividend growth over the years. Among other things, balance sheet analysis, return on equity, price/earnings ratios and relative strength are included in the investment adviser's decision making process. In determining which portfolio securities to sell, the investment adviser considers the following: 1) when, in the investment adviser's opinion, the price of the shares is either not likely to increase or may decline because of their views on the prospects for the individual company or industry in which the company operates or general economics conditions; or 2) when the investment adviser thinks that the company's fundamentals can no longer justify the price at which the stock trade.

                                      RISKS

Stock Market Risk

     The Fund is subject to stock market risk. Stock market risk is the possibility that stock prices overall will decline over short or long periods. Because stock prices tend to fluctuate, the value of your investment in the Fund may increase or decrease. The Fund's investment success depends on the skill of the investment adviser in evaluating, selecting and monitoring the portfolio assets. If the investment adviser's conclusions about growth rates or securities values are incorrect, the Fund may not perform as anticipated.

Foreign Investing Risk

     The Fund's investments in foreign securities may involve risks that are not ordinarily associated with U.S. securities. Foreign companies are not generally subject to the same accounting, auditing and financial reporting standards as are domestic companies. Therefore, there may be less information available about a foreign company than there is about a domestic company. Certain countries do not honor legal rights enjoyed in the U.S. In addition, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments, which could affect U.S. investments in those countries.

     Investments in foreign companies often are made in the foreign currencies, subjecting the investor to the risk of currency devaluation or exchange rate risk. In addition, many foreign securities markets have substantially less trading volume than the U.S. markets, and securities of some foreign issuers are less liquid and more volatile than securities of domestic issuers. These factors make foreign investment more expensive for U.S. investors. Mutual funds offer an efficient way for individuals to invest abroad, but the overall expense ratios of mutual funds that invest in foreign markets are usually higher than those of mutual funds that invest only in U.S. securities.

Depositary  Receipts

     In addition to the risks of foreign investment applicable to the underlying securities, unsponsored Depositary Receipts may also be subject to the risks that the foreign issuer may not be obligated to cooperate with the U.S. bank, may not provide additional financial and other information to the bank or the investor, or that such information in the U.S. market may not be current.

Temporary Defensive Positions

     When the investment adviser believes that investments should be deployed in a temporary defensive posture because of economic or market conditions, the Fund may invest up to 100% of its assets in U.S. Government securities (such as bills, notes, or bonds of the U.S. Government and its agencies) or other forms of indebtedness such as bonds, certificates of deposits or repurchase agreements. For temporary defensive purposes, the Fund may hold cash or debt obligations denominated in U.S. dollars or foreign currencies. These debt obligations include U.S. and foreign government securities and investment grade corporate debt securities, or bank deposits of major international institutions. When the Fund is in a temporary defensive position, it is not pursuing its stated investment policies. The investment adviser decides when it is appropriate to be in a defensive position. It is impossible to predict for how long such defensive strategies will be utilized.

                                   MANAGEMENT

     CSI Capital Management, Inc. (the "Adviser") located at 445 Bush Street, 5th Floor, San Francisco, CA 94108-3725, manages the assets of the Fund. Since the Fund's inception on October 15, 1997, Leland Faust has been primarily responsible for the day to day management of the Fund. The Adviser also serves as investment adviser to one other mutual fund, the CSI Fixed Income Fund. Mr. Faust who has been the President of the Adviser since its formation in 1978 is the President and Portfolio Manager of the Fund.

     The Adviser is responsible for effecting all security transactions on behalf of the Fund, including the allocation of principal business and portfolio brokerage and the negotiation of commissions. In placing orders with brokers and dealers, the Adviser will attempt to obtain the best price and execution of orders. The Fund pays the Adviser a monthly investment advisory fee at an annual rate of 1.00% of the average daily net assets. During the fiscal year ended August 31, 2001, the Adviser received investment advisory fees from the Fund at the annual rate of 1.00% of the Fund's average daily net assets.

                             SHAREHOLDER INFORMATION

     The Fund's share price, called its NAV per share, is determined and shares are priced as of the close of trading on the New York Stock Exchange ("NYSE") (currently 4:00 p.m. Eastern time) on each business day (the "Valuation Time") that the NYSE is open. As of the date of this prospectus, the Fund is informed that the NYSE observes the following holidays: New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. NAV per share is computed by adding the total value of the Fund's investments and other assets attributable to its Class A Shares, Institutional Shares, Class C Shares or Investor Shares, subtracting any liabilities attributable to its Class A Shares, Institutional Shares, Class C Shares or Investor Shares, and then dividing by the total number of shares of each class outstanding. Due to the fact that different expenses may be charged against shares of different classes of the Fund, the NAV of various classes of the Fund may vary.

     Institutional Shares of the Fund are bought at the NAV price per share next determined after a request has been received in proper form. Institutional Shares held by you are sold or exchanged at the NAV per share next determined after a request has been received in proper form, less any redemption fee on shares held less than 360 days. Any request received in proper form before the Valuation Time, will be processed the same business day. Any request received in proper form after the Valuation Time, will be processed the next business day.

     The Fund's securities are valued at current market prices. Investments in securities traded on the national securities exchanges or included in the NASDAQ National Market System are valued at the last reported sale price. Other securities traded in the over-the-counter market and listed securities for which no sales are reported on a given date are valued at the last reported bid price. Short-term debt securities (less than 60 days to maturity) are valued at their fair market value using amortized cost. Other assets for which market prices are not readily available are valued at their fair value as determined in good faith under procedures set by the Board of Directors. Depositary receipts will be valued at the closing price of the instrument last determined prior to the Valuation Time unless the Company is aware of a material change in value. Securities for which such a value cannot be readily determined on any day will be valued at the closing price of the underlying security adjusted for the exchange rate. The value of a foreign security is determined as of the close of trading on the foreign exchange on which it is traded or as of the scheduled close of trading on the NYSE, whichever is earlier. Portfolio securities that are listed on foreign exchanges may experience a change in value on days when shareholders will not be able to purchase or redeem shares of the Fund. Generally, trading in corporate bonds, U.S. government securities and money market instruments is substantially completed each day at various times before the scheduled close of the NYSE. The value of these securities used in computing the NAV is determined as of such times.

                                PURCHASING SHARES

     Institutional Shares of the Fund are available for purchase by institutional investors, such as corporations and financial institutions (e.g. banks, savings and loan associations and broker-dealers), clients of the Adviser and by existing shareholders of the Fund on the date that the Fund began offering multiple classes of shares.

     You may purchase Institutional Shares of the Fund directly from First Dominion Capital Corp. (the "Distributor") by calling (888) 826-2520 or through brokers or dealers who are members of the National Association of Securities Dealers, Inc. Institutional Shares of the Fund are also offered through financial supermarkets, investment advisers and consultants and other investment professionals. There are no sales charges in connection with purchasing
Institutional   Shares  of  the  Fund.   Investment   professionals   who  offer
Institutional Shares may require the payment of fees from their individual clients. If you invest through a third party, the policies and fees may be different from those described in this Prospectus. For example, third parties may charge transaction fees or set different minimum investment amounts.

Minimum Investments

     The minimum initial investment for Institutional Shares of the Fund is $1,000,000. Subsequent investments must be in amounts of $250,000 or more. The Company may waive the minimum initial investment requirement for purchases made by directors, officers and employees of the Company. The Company may also waive the minimum investment requirement for purchases by its affiliated entities and certain related advisory accounts and retirement accounts (such as IRAs). The Fund may also change or waive policies concerning minimum investment amounts at any time. The Fund retains the right to refuse to accept an order.

Investing  by Wire

     You may purchase Institutional Shares by requesting your bank to wire funds directly to Fund Services, Inc. (the "Transfer Agent"). To invest by wire please call the Transfer Agent at (800) 628-4077 for instructions, then notify the Distributor by calling (800) 776-5455. Your bank may charge you a small fee for this service. Once you have arranged to purchase shares by wire, please complete and mail the account application form (the "Account Application"), which accompanies this prospectus, promptly to the Transfer Agent at 1500 Forest Avenue, Suite 111, Richmond, Virginia 23229. This application is required to complete the Fund's records. You will not have access to your shares until the Fund's records are complete. Once your account is opened, you may make additional investments using the wire procedure described above. Be sure to include your name and account number in the wire instructions that you provide your bank.

Purchases by Mail

     For initial purchases, the Account Application should be completed, signed and mailed to the Transfer Agent, together with your check payable to the Fund. For subsequent purchases, include with your check the tear-off stub from a prior purchase confirmation, or otherwise identify the name(s) of the registered owner(s) and tax identification number(s).

     The Transfer Agent will automatically establish and maintain an open account for the Fund's shareholders. The open account reflects a shareholder's Institutional Shares. This service facilitates the purchase, redemption or transfer of shares, eliminates the need to issue or safeguard certificates and reduces time delays in executing transactions. Stock certificates are not required and are not normally issued. Stock certificates for full shares will be issued by the Transfer Agent upon written request but only after payment for the shares is collected by the Transfer Agent.

General

     The Company reserves the right in its sole discretion to withdraw all or any part of the offering of shares of the Fund when, in the judgment of the Fund's management, such withdrawal is in the best interest of the Fund. An order to purchase Institutional Shares is not binding on, and may be rejected by, the Fund until it has been confirmed in writing by the Fund and payment has been received.

                                REDEEMING SHARES

     You may redeem Institutional Shares of the Fund at any time and in any amount by mail or telephone. For your protection, the Transfer Agent will not redeem your Institutional Shares until it has received all information and documents necessary for your request to be considered in "proper order." (See "Signature Guarantees.") The Transfer Agent will promptly notify you if your redemption request is not in proper order. The Transfer Agent cannot accept redemption requests which specify a particular date for redemption, or which specify any special conditions. The Company's procedure is to redeem Institutional Shares at the NAV determined after the Transfer Agent receives the redemption request in proper order. The Company deducts a 1% redemption fee from proceeds of Institutional Shares redeemed less than three hundred sixty (360) days after purchase (including shares to be exchanged). The Company reserves the right to waive the redemption fee. Payment will be made promptly, but no later than the seventh day following the receipt of the request in proper order. The Company may suspend the right to redeem shares for any period during which the NYSE is closed or the SEC determines that there is an emergency. In such circumstances you may withdraw your redemption request or permit your request to be held for processing after the suspension is terminated.

     If you sell Institutional Shares through a securities dealer or investment professional, it is such person's responsibility to transmit the order to the Fund in a timely fashion. Any loss to you resulting from failure to do so must be settled between you and such person.

     Delivery of the proceeds of a redemption of Institutional Shares purchased and paid for by check shortly before the receipt of the redemption request may be delayed until the Fund determines that the Transfer Agent has completed collection of the purchase check, which may take up to 14 days. Also, payment of the proceeds of a redemption request for an account for which purchases were made by wire may be delayed until the Fund receives a completed Account Application for the account to permit the Fund to verify the identity of the person redeeming the shares, and to eliminate the need for backup withholding.

Redemption by Telephone

     You may redeem your Institutional Shares by telephone provided that you requested this service on your initial Account Application. If you request this service at a later date, you must send a written request, along with a signature guarantee to the Transfer Agent. Once your telephone authorization is in effect, you may redeem Institutional Shares by calling the Transfer Agent at (800) 628-4077. There is no charge for establishing this service, but the Transfer Agent will charge your account a $10 service fee for each telephone redemption. The Transfer Agent may change the charge for this service at any time without prior notice.

     You cannot redeem Institutional Shares by telephone if you hold a stock certificate representing the shares you are redeeming or if you paid for the shares with a personal, corporate, or government check and your payment has been on the books of the Company for less than 15 days.

     If it should become difficult to reach the Transfer Agent by telephone during periods when market or economic conditions lead to an unusually large volume of telephone requests, a shareholder may send a redemption request by overnight mail to the Transfer Agent at 1500 Forest Avenue, Suite 111, Richmond, Virginia 23229.

     The Transfer Agent employs reasonable procedures designed to confirm the authenticity of your instructions communicated by telephone and, if it does not, it may be liable for any losses due to unauthorized or fraudulent transactions.

Redemption  by Wire

     If you request that your redemption proceeds be wired to you, please call your bank for instructions prior to writing or calling the Transfer Agent. Be sure to include your name, Fund account number, your account number at your bank and wire information from your bank in your request to redeem by wire.

Signature  Guarantees

     To help to protect you and the Company from fraud, signature guarantees are required for: (1) all redemptions ordered by mail if you require that the check be payable to another person or that the check be mailed to an address other than the one indicated on the account registration; (2) all requests to transfer the registration of shares to another owner; and (3) all authorizations to establish or change telephone redemption service, other than through your initial Account Application.

     In the case of redemption by mail, signature guarantees must appear on either: (1) the written request for redemption; or (2) a separate instrument of assignment (usually referred to as a "stock power") specifying the total number of shares being redeemed. The Company may waive these requirements in certain instances.

     The following institutions are acceptable signature guarantors: (1) participants in good standing of the Securities Transfer Agents Medallion Program ("STAMP"); (2) commercial banks which are members of the Federal Deposit Insurance Corporation ("FDIC"); (3) trust companies; (4) firms which are members of a domestic stock exchange; (5) eligible guarantor institutions qualifying under Rule 17Ad-15 of the Securities Exchange Act of 1934, as amended, that are authorized by charter to provide signature guarantees (e.g., credit unions, securities dealers and brokers, clearing agencies and national securities exchanges); and (6) foreign branches of any of the above. In addition, the Company will guarantee your signature if you personally visit its offices at 1500 Forest Avenue, Suite 223, Richmond, VA 23229. The Transfer Agent cannot honor guarantees from notaries public, savings and loan associations, or savings banks.

How To Transfer Shares

     If you wish to transfer Institutional Shares to another owner, send a written request to the Transfer Agent. Your request should include (1) the name of the Fund and existing account registration; (2) signature(s) of the registered owner(s); (3) the new account registration, address, taxpayer identification number and how dividends and capital gains are to be distributed;
(4) any stock certificates which have been issued for the Institutional Shares being transferred; (5) signature guarantees (See "Signature Guarantees"); and
(6) any additional documents which are required for transfer by corporations, administrators, executors, trustees, guardians, etc. If you have any questions about transferring shares, call the Transfer Agent at (800) 628-4077.

Account Statements and Shareholder Reports

     Each time you purchase, redeem or transfer shares of the Fund, you will receive a written confirmation. You will also receive a year-end statement of your account if any dividends or capital gains have been distributed, and an annual and a semi-annual report.

                             DISTRIBUTIONS AND TAXES

     Dividends from net investment income, if any, are declared and paid annually. The Fund intends to distribute annually any net capital gains.

     Dividends and distributions will automatically be reinvested in additional shares of the Fund, unless you elect to have the distributions paid to you in cash. There are no sales charges or transaction fees for reinvested dividends and all shares will be purchased at NAV. Shareholders will be subject to tax on all dividends and distributions whether paid to them in cash or reinvested in shares. If the investment in shares is made within an IRA, all dividends and capital gain distributions must be reinvested.

     Unless you are investing through a tax deferred retirement account, such as an IRA, it is not to your advantage to buy shares of the Fund shortly before the next distribution, because doing so can cost you money in taxes. This is known as "buying a dividend". To avoid buying a dividend, check the Fund's distribution schedule before you invest. In general, Fund distributions are taxable to you as either ordinary income or capital gains. This is true whether you reinvest your distributions in additional shares of the Fund or receive them in cash. Any capital gains the Fund distributes are taxable to you as long-term capital gains no matter how long you have owned your shares. Other Fund distributions (including distributions attributable to short-term capital gains of the Fund) will generally be taxable to you as ordinary income. Every January, you will receive a statement that shows the tax status of distributions you received for the previous year. Distributions declared in December but paid in January are taxable as if they were paid in December.

     When you sell shares of the Fund, you may have a capital gain or loss. For tax purposes, an exchange of your shares of the Fund for shares of a different Fund of the Company is the same as a sale. The individual tax rate on any gain from the sale or exchange of your shares depends on how long you have held your shares.

     Fund distributions and gains from the sale or exchange of your shares will generally be subject to state and local income tax. The one major exception to these tax principles is that distributions on, and sales exchanges and redemptions of, shares held in an IRA (or other tax-deferred retirement account) will not be currently taxable. Any foreign taxes paid by a Fund that invests more than 50% of its assets in foreign securities may be passed through to you as a foreign tax credit. Non-U.S. investors may be subject to U.S. withholding and estate tax. You should consult with your tax adviser about the federal, state, local or foreign tax consequences of your investment in a Fund.

     By law, the Fund must withhold 31% of your taxable distribution and proceeds if you do not provide your correct taxpayer identification number (TIN) or certify that your TIN is correct, or if the IRS has notified you that you are subject to backup withholding and instructs the Fund to do so.

                           SHAREHOLDER COMMUNICATIONS

     The Fund may eliminate duplicate mailings of portfolio materials to shareholders who reside at the same address, unless instructed to the contrary. Investors may request that the Fund send these documents to each shareholder individually by calling the Fund at (888) 826-2520.

                              FINANCIAL HIGHLIGHTS

     The financial highlights table is intended to help you understand the Fund's financial performance for the period of the Institutional Shares operations. Certain information reflects financial results for a single Institutional Share. The total returns in the table represent the rate that an investor would have earned [or lost] on an investment in the Institutional Shares of the Fund (assuming reinvestment of all dividends and distributions). The financial highlights for the period presented have been audited by Tait, Weller and Baker, independent auditors, whose unqualified report thereon, along with the Fund's financial statements, are included in the Fund's Annual Report to Shareholders and are incorporated by reference into the SAI. Additional performance information is included in the Annual Report. The Annual Report and the SAI are available at no cost from the Fund at the address and telephone number noted on the back page of this prospectus. The following information should be read in conjunction with the financial statements and notes thereto.

FOR A SHARE OUTSTANDING THROUGH EACH PERIOD

                                        Institutional Shares
                                        --------------------

                                        Period ended
                                        August 31, 2001
                                        ---------------
Per Share Operating Performance
Net asset value, beginning of period    $14.95
                                        ------

Income from investment operations-
   Net investment income
       (loss)                             ---
   Net realized and unrealized gain
       (loss)on investments              (0.62)
                                         ------
   Total from investment operations      (0.62)
                                         ------
Less distributions-

   Distributions from net investment
       income                              ---
   Distributions from capital
       gains                             (0.71)
                                         ------
   Total distributions
                                         (0.71)
                                         ------
Net asset value, end of period          $13.62
                                        ======

Total Return                             (4.26%)

Ratios/Supplemental Data
   Net assets, end of period (000's)    $6,598
Ratio to average net assets-
   Expenses (A)                           1.45%**
   Expenses-net (B)                       1.44%**
   Net investment income(loss)            0.01%**
Portfolio turnover rate                  17.16%

---------------------------------------

 *   Commencement of operations of Institutional  Shares was June 28, 2001.

**   Annualized

(A) The expense ratio has been increased to include custodian fees which were offset by custodian credits for the period ended August 31, 2001.

(B) The expense ratio - net reflects the effect of the custodian fee credits the Fund received for the period ended August 31, 2001.

You'll find more information about the Fund in the following documents:

     The Fund's annual and semi-annual reports will contain more information about the Fund and a discussion of the market conditions and investment strategies that had a significant effect on the Fund's performance during the last fiscal year.

     For more information about the Fund, you may wish to refer to the Fund's SAI dated January 2, 2002 which is on file with the SEC and incorporated by reference into this Prospectus. You can obtain a free copy of the SAI by writing to The World Funds, Inc., 1500 Forest Avenue, Suite 223, Richmond, Virginia 23229, by calling toll free (888) 826-2520 or by e-mail at: mail@shareholderservices.com. General inquiries regarding the Fund may also be directed to the above address or telephone number.

     Information about the Fund, including the SAI, can be reviewed and copied at the SEC's Public Reference Room, 450 Fifth Street NW, Washington, D.C. Information about the operation of the Public Reference Room may be obtained by calling the SEC at (202) 942-8090. Reports and other information regarding the Fund are available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address:
publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington D.C. 20549-0102.



(Investment Company Act File No. 811-8255)

PROSPECTUS

THE WORLD FUNDS, INC.
The New Market Fund


Prospectus dated  January 2, 2002








     This prospectus describes The New Market Fund (the "Fund"), a series of shares offered by The World Funds, Inc. (the "Company"). A series fund offers you a choice of investments, with each series having its own investment objective and a separate portfolio. The Fund seeks long-term growth of capital by investing in a non-diversified portfolio of common stocks and securities convertible into common stock.















     As with all mutual funds, the U.S. Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy or completeness of this prospectus. It is a criminal offense to suggest otherwise.

                               RISK/RETURN SUMMARY

Investment Objective:   Long-term growth of capital

Principal Investment
  Strategies:           Under normal circumstances, the Fund will
                        invest at least 65% of its net assets in common stocks or securities convertible into common stocks, such as warrants, convertible bonds, debentures or convertible preferred stock.

Principal Risk:         The principal risk of investing in the Fund is that the
                        value of its investments are subject to market, economic and business risk that may cause the net asset value
                        ("NAV") to fluctuate over time. Therefore, the value of your investment could decline and you could lose money.
                        There is no assurance that the investment adviser will achieve the Fund's objective.

                        The Fund operates as a non-diversified fund for purposes of the Investment Company Act of 1940, as amended (the "1940 Act"). This means that the Fund may invest a larger portion of its assets in a small number of securities. This may cause the market action of the Fund's larger portfolio positions to have a greater impact on the Fund's NAV, which could result in increased volatility.

                        An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Investor Profile:       You may want to invest in the Fund if you are
                        seeking long-term growth of capital and are willing to accept share prices that may fluctuate, sometimes significantly, over the short-term. The Fund will not be appropriate if you are seeking current income or are seeking safety of principal.

     The bar chart and table below show how the Fund has performed in the past and gives some indication of the risks of investing in the Fund. Both assume that all dividends and distributions are reinvested in the Fund. The bar chart shows how the performance of the Fund has varied from year to year. The bar chart figures don't include any sales charges that investors will pay when they buy or sell shares of the Fund. If sales charges were included, the returns would be lower. The table compares the average annual total returns of the Fund for the periods ended December 31, 2001 to the Lipper Large Cap Value Index. Keep in mind that past performance may not indicate how well the Fund will perform in the future.


[bar chart goes here]

The New Market Fund

1999        (1.72%)
2000         5.61%
2001         1.08%

     During the period shown in the bar chart, the highest return for a calendar quarter was 11.65% (quarter ending December 31,2001) and the lowest return for a calendar quarter was (9.84%) (quarter ending September 30, 2001).

[end bar chart]

                                     Average Annual Total Return
                              for the periods ending December 31, 2001
                              ----------------------------------------

                                                    Since Inception
                                One Year           (October 1, 1998)
                                --------            -----------------

The New Market Fund
Return Before Taxes             (1.70%)                  5.32%

The New Market Fund
Return After Taxes
  on Distributions(1)           (1.70%)                  5.32%


The New Market Fund
Return After Taxes on
  Distributions and Sale
  of Fund Shares(1)             (1.07%)                  4.31%

------------------------------

Lipper Large Cap Value Index(2) (8.58%)                  7.08%

(1) After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes; and

     Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

     The  Fund's  past   performance,   before  and  after  taxes,  is  not
     necessarily an indication of how the Fund will perform in the future.

(2) Lipper Large Cap Value Index is an unmanaged index. The Lipper Large Cap Value Index is an equally-weighted performance indice, adjusted for capital gains distributions and income dividends, of the largest 30 qualifying equity funds that, by practice, invest at least 75% of their equity assets in companies with market capitalization (on a three-year weighted basis) of greater than 300% of the dollar-weighted median market capitalization of the S&P Mid-Cap 400 Index. The index is not adjusted to reflect deductions for fees, expenses or taxes that the SEC requires to be reflected in the Fund's performance.

                                FEES AND EXPENSES

     Costs are an important consideration in choosing a mutual fund. Shareholders indirectly pay the costs of operating a fund, plus any transaction costs associated with buying and selling the securities a fund holds. These costs will reduce a portion of the gross income or capital appreciation a fund achieves. Even small differences in these expenses can, over time, have a significant effect on a fund's performance.

     The following table describes the fees and expenses that you may pay directly or indirectly in connection with an investment in the Fund. The annual operating expenses, which cover the costs of investment management, administration, accounting and shareholder communications, are shown as an annual percentage of the Fund's average daily net assets.

Shareholder Transaction Fees (fees paid directly from your investment)

Maximum Sales Charge (load) Imposed on Purchases              2.75%
Sales Charge (load) Imposed on Reinvested Dividends           None
Redemption Fees (1)(2)                                        1.00%
Exchange Fees (3)                                             None

Annual Operating Expenses (expenses that are deducted from Fund assets)

Management Fee                                                1.00%
Distribution and Service (12b-1) Fees                         0.50%
Other Operating Expenses                                      2.11%
                                                              -----
Total Annual Fund Operating Expenses                          3.61%
Fee Waiver and/or Expense Reimbursements(4)                   1.62%
                                                              -----
Net Expenses                                                  1.99%

(1) A shareholder electing to redeem shares by telephone may be charged $10 for each such redemption request.

(2) A one percent (1.00%) redemption fee is charged on shares held less than one year and is retained by the Fund to defray market effects, taxes, and expenses created by short-term investments in the Fund.

(3)  A shareholder may be charged a $10 fee for each telephone exchange.

(4) In the interest of limiting expenses of the Fund, Virginia Management Investment Corporation (the "Manager") has entered into a contractual expense limitation agreement with the Company. Pursuant to the agreement, the Manager has agreed to waive or limit its fees and to assume other expenses so that the ratio of total annual operating expenses of the Fund is limited to 1.99% until August 31, 2002 (see Management"). During the fiscal year ended August 31, 2001, the Manager waived fees and/or reimbursed expenses at the annual rate of 1.54% of the fund's average net assets. In addition, the fund received custodial fee credits which were used to offset expenses at the annual rate of 0.08% of the fund's average net assets.

Example:

     The following expense example shows the expenses that you could pay over time. It will help you compare the costs of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund, you reinvest all dividends and distributions in additional shares of the Fund and then you redeem all of your shares at the end of the periods indicated. Also, the example assumes that you earn a 5% annual return, with no change in Fund expense levels. Because actual return and expenses will be different, the example is for comparison only.

Based on these assumptions, your costs would be:


      1 Year*         3 Years        5 Years         10 Years
      ------         -------        -------         --------

      $624           $1,254          $2,004          $3,972

* The cost shown for the first year reflects the cap imposed by the expense limitation agreement.

     Should the Manager continue this contractual agreement for the periods indicated below, your costs would be:

      1 Year         3 Years        5 Years         10 Years
      -------        -------         --------       --------

      $471           $  882          $1,318          $2,528

                            OBJECTIVES AND STRATEGIES

     The Fund's investment objective is long-term growth of capital. The Fund will seek to achieve its investment objective by investing in a non-diversified portfolio consisting primarily of common stocks or securities convertible into common stocks, such as, warrants, convertible bonds, debentures or convertible preferred stock.

     Under normal circumstances, the Fund will invest at least 65% of its net assets in common stocks or securities convertible into common stocks. The Fund will not be limited to investing in the securities of companies of any particular size, or to securities traded in any particular market. It is the Fund's policy to focus its investments on profitable, financially stable growth companies. It is anticipated that such companies will generate high returns on invested capital. The companies will generally be unleveraged, characteristically have shareholder-oriented management, and generally tend to have large market capitalizations.

     In determining which portfolio securities to sell, the Manager considers the following: (1) if a security appreciates such that, as a total percentage of our portfolio, it becomes too large; (2) if the sector or security appears to be under-performing; (3) if the company management appears to be engaging in conduct not in the best interest of public shareholders; (4) to sell loss positions in order to reduce taxable gains to our shareholders reflected in earlier sales of positions with gains; and, (5) to raise funds to cover redemptions.

                                      RISKS

Stock Market Risk

     The Fund is subject to stock market risk, which is the possibility that stock prices overall will decline over short or even long periods. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. Therefore, the value of your investment in the Fund may increase or decrease. The Fund's investment success depends on the skill of the investment adviser in evaluating, selecting and monitoring the portfolio assets. If the investment adviser's conclusions about asset allocation are incorrect, the Fund may not perform as anticipated.

Small Companies Risk

     The Fund may invest a portion of its assets in smaller companies that may involve greater risk than investments in larger, more mature issuers. Smaller companies may have limited product lines, markets or financial resources, and their securities may trade less frequently and in more limited volume than those of larger, more mature companies. As a result, the prices of their securities may fluctuate more than those of larger issuers.

Non-diversification

     The Fund is non-diversified under the 1940 Act. However, because it intends to qualify as a "regulated investment company" for purposes of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), the Fund must meet certain diversification requirements. These include the requirement that at the end of each tax year quarter, at least 50% of the market value of its total assets must be invested in cash, cash equivalents, U.S. government securities and securities of issuers (including foreign governments), in which it has invested not more than 5% of its assets. A regulated investment company is also limited in its purchases of voting securities of any issuer and may invest no more than 25% of the value of its total assets in securities (other than U.S. government securities) of any one issuer or of two or more issuers that the Fund controls and are engaged in the same, similar or related trades or businesses.

Temporary Defensive Positions

     When the Fund's investment adviser believes that investments should be deployed in a temporary defensive posture because of economic or market conditions, the Fund may invest up to 100% of its total assets in U.S. government securities (such as bills, notes, or bonds of the U.S. Government and its agencies) or other forms of indebtedness such as bonds or certificates of deposits. When the Fund is in a temporary defensive position, it may not achieve its investment objective.

                                   MANAGEMENT

The Company

     The Company was organized under the laws of the State of Maryland in May, 1997. The Company is an open-end management investment company registered under the 1940 Act and is commonly known as a "mutual fund". The Company has retained the Manager to manage all aspects of the investments of the Fund.

Investment Manager

     The Manager, located at 7800 Rockfalls Drive, Richmond, Virginia 23225, manages the investments of the Fund pursuant to an Investment Management Agreement (the "Management Agreement"). The Manager, subject to the general supervision of the Board of Directors of the Company, manages the Fund in accordance with its investment objective and policies, makes decisions with respect to, and places orders for all purchases and sales of portfolio securities, and maintains related records.

     Under the Management Agreement, the monthly compensation paid to the Manager is accrued daily at an annual rate equal of 1.00% of the average daily net assets of the Fund. For the fiscal year ended August 31, 2001, the Manager waived its entire fee.

     In the interest of limiting expenses of the Fund, the Manager has entered into a contractual expense limitation agreement with the Company. Pursuant to the agreement, the Manager has agreed to waive or limit its fees and to assume other expenses, until August 31, 2002, so that the ratio of total annual operating expenses of the Fund is limited to 1.99%. This limit does not apply to interest, taxes, brokerage commissions, other expenditures capitalized in accordance with generally accepted accounting principles or other extraordinary expenses not incurred in the ordinary course of business.

     The Manager will be entitled to reimbursement of fees waived or reimbursed. The total amount of reimbursement recoverable by the Manager (the "Reimbursement Amount") is the sum of all fees previously waived or reimbursed by the Manager to the Fund during any of the previous five (5) years, less any reimbursement previously paid by the Fund to the Manager with respect to any waivers, reductions, and payments made with respect to the Fund. The Reimbursement Amount may not include any additional charges or fees, such as interest accruable on the Reimbursement Amount. Such reimbursement must be authorized by the Board of Directors of the Company.

     The Manager has entered into an Investment Advisory Agreement (the "Advisory Agreement") with The London Company of Virginia, located at Riverfront Plaza, West Tower, 901 East Byrd Street, Suite 1350A, Richmond, Virginia 23219
(the   "Adviser").   Stephen  Goddard  has  been  the  President  and  principal shareholder of the Adviser since its inception and has been the portfolio manager of the Fund since its inception on October 1, 1998. Mr. Goddard is also a director and shareholder of the Manager. Mr. Goddard has fourteen years experience in senior portfolio management, security analysis and finance.

     The Adviser provides the Manager with investment analysis and timing advice, research and statistical analysis relating to the management of the portfolio securities of the Fund. The investment recommendations of the Adviser are subject to the review and approval of the Manager (acting under the supervision of the Company's Board of Directors). The Manager, from its management fee, pays the Adviser one-half of the management fee received from the Fund.

                             SHAREHOLDER INFORMATION

     The Fund's share price, called its NAV per share, is determined as of the close of trading on the New York Stock Exchange ("NYSE") (currently 4:00 p.m. Eastern time) on each business day (the "Valuation Time") that the NYSE is open. As of the date of this prospectus, the Fund is informed that the NYSE observes the following holidays: New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. NAV per share is computed by adding the total value of the Fund's investments and other assets, subtracting any liabilities and then dividing by the total number of shares outstanding.

     Shares of the Fund are bought or exchanged at the public offering price per share next determined after a request has been received in proper form. Shares of the Fund held by you are sold at the NAV per share next determined after a request has been received in proper form, less any applicable redemption fee. Any request received in proper form before the Valuation Time, will be processed the same business day. Any request received in proper form after the Valuation Time, will be processed the next business day.

     The Fund's securities are valued at current market prices. Investments in securities traded on the national securities exchanges or included in the NASDAQ National Market System are valued at the last reported sale price. Other securities traded in the over-the-counter market and listed securities for which no sales are reported on a date are valued at the last reported bid price. Short-term debt securities (less than 60 days to maturity) are valued at their fair market value using amortized cost. Other assets for which market prices are not readily available are valued at their fair value as determined in good faith under procedures set by the Board of Directors.

                                PURCHASING SHARES

     Shares of the Fund may be purchased directly from First Dominion Capital Corp. ("FDCC" or the "Distributor") or through brokers or dealers who are authorized by the Distributor to sell shares of the Fund. The Fund is also offered through financial supermarkets, investment advisers and consultants, and other investment professionals. Investment professionals who offer shares may require the payment of fees from their individual clients. If you invest through a third party, the policies and fees may be different from those described in this prospectus. For example, third parties may charge transaction fees or set different minimum investment amounts. A sales charge may apply to your purchase, exchange or redemption of Fund shares. The minimum initial investment in the Fund is $1,000. Additional investments in the Fund must be in amounts of $100 or more. The Fund retains the right to waive the minimum initial investment or to refuse to accept an order.

     The public offering price is the Fund's NAV plus an initial sales charge. However, if you purchase shares in amounts over a certain level, the initial sales charge may be reduced, as the chart below shows.

Sales Charges

     If you purchase your shares through a broker-dealer, the broker-dealer firm is entitled to receive a percentage of the sales charge you pay in order to purchase shares of the Fund. The following schedule governs the percentage to be received by the selling broker-dealer firm.

                              Sales Charge as a Percentage of
Amount of Purchase            -------------------------------   Dealer Discount
At the Public                   Offering        Net Amount      as Percentage of
Offering Price                  Price           Invested        Offering Price
------------------              -------         ---------       ----------------

$1,000 but under $100,000          2.75%           2.83%             2.25%
$100,000 but under $250,000        2.25%           2.30%             1.75%
$250,000 but under $500,000        1.50%           1.52%             1.25%
$500,000 but under $1 million      1.00%           1.01%             0.75%
$1 million or over                 0.00%           0.00%             0.00%

     A front-end sales charge may not be imposed if a shareholder purchases shares of the Fund with redemption proceeds from other mutual fund complexes on which the shareholder previously paid a front-end sales charge or a contingent deferred sales charge.

Right of Accumulation

     After making an initial purchase, you may reduce the sales charge applied to any subsequent purchases. Your shares purchased will be taken into account on a combined basis at the current net asset value per share in order to establish the aggregate investment amount to be used in determining the applicable sales charge. Only previous purchases of shares that are still held in the Fund and that were sold subject to a sales charge will be included in the calculation. To take advantage of this privilege, you must give notice at the time you place your initial order and subsequent orders that you wish to combine purchases. When you send your payment and request to combine purchases, please specify your account number(s).

Statement  of  Intention

     A reduced sales charge on shares of the Fund, as set forth above, applies immediately to all purchases where the investor has executed a Statement of Intention calling for the purchase within a 13-month period of an amount qualifying for the reduced sales charge. The investor must actually purchase the amount stated in such statement to avoid later paying the full sales charge on shares that are purchased.

Waiver of Front-End Sales Charges

No sales charge shall apply to:

(1)  reinvestment of income dividends and capital gain distributions;

(2) purchases of Fund shares made by current or former directors, officers, or employees, or agents of the Company, the Manager, the Adviser, FDCC and by members of their immediate families, and employees (including immediate family members) of a broker-dealer distributing Fund shares;

(3) purchases of Fund shares by FDCC for its own investment account and for investment purposes only;

(4) "qualified institutional buyer," as that term is defined under Rule 144A of the Securities Act of 1933, including, but not limited to, insurance companies, investment companies registered under the 1940 Act, business development companies registered under the 1940 Act, and small business investment companies;

(5) a charitable organization, as defined in Section 501(c)(3) of the Code, as well as other charitable trusts and endowments, investing $50,000 or more;

(6) a charitable remainder trust, under Section 664 of the Code, or a life income pool, established for the benefit of a charitable organization as defined in Section 501(c)(3) of the Code;

(7) investment advisers or financial planners who place trades for their own accounts or the accounts of their clients and who charge a management, consulting or other fee for their services; and clients of those investment advisers or financial planners who place trades for their own accounts if the accounts are linked to the master account of the investment adviser or financial planner on the books and records of the broker or agent;

(8) institutional retirement and deferred compensation plans and trusts used to fund those plans, including, but not limited to, those defined in section 401(a), 403(b) or 457 of the Code and "rabbi trusts"; and

(9) the purchase of Fund shares, if available, through certain third-party fund "supermarkets." Some fund supermarkets may offer Fund shares without a sales charge or with a reduced sales charge. Other fees, such as the 1.00% redemption fee on shares held for less than one year, may be charged by the service provider sponsoring the fund supermarket, and transaction charges may apply to purchases and sales made through a broker-dealer.

     Additional information regarding the waiver of sales charges may be obtained by calling the Company at (800) 527-9525. All account information is subject to acceptance and verification by the Distributor.

By Mail

     For initial purchases, the account application form, which accompanies this prospectus, should be completed, signed and mailed to Fund Services, Inc. (the "Transfer Agent") at 1500 Forest Avenue, Suite 111, Richmond, Virginia 23229, together with a check made payable to the Fund. For subsequent purchases, include with your check the tear-off stub from a prior purchase confirmation, or otherwise identify the name(s) of the registered owner(s) and taxpayer identification number(s).

Investing by Wire

     You may purchase shares by requesting your bank to transmit by wire directly to the Transfer Agent. To invest by wire, please call the Fund at (800) 527-9525 or the Transfer Agent at (800) 628-4077 to advise the Fund of your investment and to receive further instructions. Your bank may charge you a small fee for this service. Once you have arranged to purchase shares by wire, please complete and mail the account application form promptly to the Transfer Agent. This application is required to complete the Fund's records. You will not have access to your shares until the Fund's records are complete. Once your account is opened, you may make additional investments using the wire procedure described above. Be sure to include your name and account number in the wire instructions you provide your bank.

                            DISTRIBUTION ARRANGEMENTS

     The Fund is offered through financial supermarkets, investment advisers and consultants, financial planners, brokers, dealers and other investment professionals, and directly through the Distributor. Investment professionals who offer shares may require payments of fees from their individual clients. If you invest through a third party, the policies and fees may be different than those described in this prospectus. For example, third parties may charge transaction fees or set different minimum investment amounts.

Rule 12b-1  Fees

     The Board of Directors has adopted a Plan of Distribution for the Fund's shares pursuant to Rule 12b-1 under the 1940 Act (the "Rule 12b-1 Plan"). Pursuant to the Rule 12b-1 Plan, the Fund may finance certain activities or expenses that are intended primarily to result in the sale of its shares. The Fund finances these distribution activities through payments made to the Distributor. The Fund may pay distribution fees (the "Rule 12b-1 Fee") at an annual rate of up to 0.50% of the Fund's average daily net assets. The total Rule 12b-1 fee may be used to pay for certain shareholder services provided by institutions that have agreements with the distributor of shares to provide those services. The Fund may pay Rule 12b-1 fees for activities and expenses borne in the past in connection with the distribution of its shares as to which no Rule 12b-1 fee was paid because of the expense limitation. Because these fees are paid out of the Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost more than paying other types of sales charges.

General

     The Company reserves the right in its sole discretion to withdraw all or any part of the offering of shares of the Fund when, in the judgment of the Fund's management, such withdrawal is in the best interest of the Fund. An order to purchase shares is not binding on, and may be rejected by, the Fund until it has been confirmed in writing by the Fund and payment has been received.

                                REDEEMING SHARES

     You may redeem your shares at any time and in any amount by mail or telephone. For your protection, the Transfer Agent will not redeem your shares until it has received all the information and documents necessary for your request to be considered in proper order (see "Signature Guarantees"). You will be notified promptly by the Transfer Agent if your redemption request is not in proper order.

     The Fund's procedure is to redeem shares at the NAV determined after the Transfer Agent receives the redemption request in proper order, less the 1.00% redemption fee for shares held less than one year. Payment will be made promptly, but no later than the seventh day following the receipt of the request in proper order. The Fund may suspend the right to redeem shares for any period during which the NYSE is closed or the U.S. Securities and Exchange Commission (the "SEC") determines that there is an emergency. In such circumstances you may withdraw your redemption request or permit your request to be held for processing after the suspension is terminated.

     If you sell shares through a securities dealer or investment professional, it is such person's responsibility to transmit the order to the Fund in a timely fashion. Any loss to you resulting from failure to do so must be settled between you and such person.

     Delivery of the proceeds of a redemption of shares purchased and paid for by check shortly before the receipt of the request may be delayed until the Fund determines that the Transfer Agent has completed collection of the purchase check which may take up to 14 days. Also, payment of the proceeds of a redemption request for an account for which purchases were made by wire may be delayed until the Fund receives a completed account application for the account to permit the Fund to verify the identity of the person redeeming the shares, and to eliminate the need for backup withholding.

Redemption  by Mail

     To redeem shares by mail, send a written request for redemption, signed by the registered owner(s) exactly as the account is registered. Certain written requests to redeem shares may require signature guarantees. For example, signature guarantees may be required if you sell a large number of shares, if your address of record on the account application has been changed within the last thirty (30) days, or if you ask that the proceeds to be sent to a different person or address. Signature guarantees are used to help protect you and the Fund. You can obtain a signature guarantee from most banks or securities dealers, but not from a Notary Public. Please call the Transfer Agent at (800) 628-4077 to learn if a signature guarantee is needed or to make sure that it is completed appropriately in order to avoid any processing delays.

Redemption by Telephone

     You may redeem your shares by telephone provided that you request this service on your initial account application. If you request this service at a later date, you must send a written request along with a signature guarantee to the Transfer Agent. Once your telephone authorization is in effect, you may redeem shares by calling the Transfer Agent at (800) 628-4077. There is no charge for establishing this service, but the Transfer Agent will charge your account a $10 service fee for each telephone redemption. The Transfer Agent may change the amount of this service fee at any time without prior notice.

Redemption  by Wire

     If you request that your redemption proceeds be wired to you, please call your bank for instructions prior to writing or calling the Transfer Agent. Be sure to include your name, Fund account number, your account number at your bank and wire information from your bank in your request to redeem by wire.

Signature  Guarantees

     To help protect you and the Fund from fraud, signature guarantees are required for: (1) all redemptions ordered by mail if you require that the check be payable to another person or that the check be mailed to an address other than the one indicated on the account registration; (2) all requests to transfer the registration of shares to another owner; and (3) all authorizations to establish or change telephone redemption service, other than through your initial account application. Signature guarantees may be required for certain other reasons. For example, a signature guarantee may be required if you sell a large number of shares or if your address of record on the account has been changed within the last thirty (30) days.

     In the case of redemption by mail, signature guarantees must appear on either: (1) the written request for redemption; or (2) a separate instrument of assignment (usually referred to as a "stock power") specifying the total number of shares being redeemed. The Company may waive these requirements in certain instances.

     The following institutions are acceptable signature guarantors: (1) participants in good standing of the Securities Transfer Agents Medallion Program ("STAMP"); (2) commercial banks which are members of the Federal Deposit Insurance Corporation ("FDIC"); (3) trust companies; (4) firms which are members of a domestic stock exchange; (5) eligible guarantor institutions qualifying under Rule 17Ad-15 of the Securities Exchange Act of 1934, as amended, that are authorized by charter to provide signature guarantees (e.g., credit unions, securities dealers and brokers, clearing agencies and national securities exchanges); and (6) foreign branches of any of the above. In addition, the Company will guarantee your signature if you personally visit its offices at 1500 Forest Avenue, Suite 223, Richmond, Virginia 23229. The Transfer Agent cannot honor guarantees from notaries public, savings and loan associations, or savings banks.

Proper Form

     Your order to buy shares is in proper form when your completed and signed account application and check or wire payment is received. Your written request to sell or exchange shares is in proper form when written instructions signed by all registered owners, with a signature guarantee if necessary, is received.

Small  Accounts

     Due to the relatively higher cost of maintaining small accounts, the Fund may deduct $50 per year from your account or may redeem the shares in your account, if it has a value of less than $1,000. The Fund will advise you in writing thirty (30) days prior to deducting the annual fee or closing your account, during which time you may purchase additional shares in any amount necessary to bring the account back to $1,000. The Fund will not close your account if it falls below $1,000 solely because of a market decline. The Company reserves the right to waive this fee.

Automatic  Investment  Plan

     Existing shareholders, who wish to make regular monthly investments in amounts of $100 or more, may do so through the Automatic Investment Plan. Under the Automatic Investment Plan, your designated bank or other financial institution debits a pre-authorized amount from your account on or about the 15th day of each month and applies the amount to the purchase of Fund shares. To use this service, you must authorize the transfer of funds by completing the Automatic Investment Plan section of the account application and sending a blank voided check.

Exchange  Privileges

     You may exchange all or a portion of your shares for the shares of certain other funds having different investment objectives, provided the shares of the fund you are exchanging into are registered for sale in your state of residence. Each account must meet the minimum investment requirements. Your account may be charged $10 for a telephone exchange fee. An exchange is treated as a redemption and a purchase and may result in realization of a gain or loss on the transaction.

Modification  or  Termination

     Excessive trading can adversely impact Fund performance and shareholders. Therefore, the Company reserves the right to temporarily or permanently modify or terminate the Exchange Privilege. The Company also reserves the right to refuse exchange requests by any person or group if, in the Company's judgment, the Fund would be unable to invest the money effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected. The Company further reserves the right to restrict or refuse an exchange request if the Company has received or anticipates simultaneous orders affecting significant portions of the Fund's assets or detects a pattern of exchange requests that coincides with a "market timing" strategy. Although the Company will attempt to give you prior notice when reasonable to do so, the Company may modify or terminate the Exchange Privilege at any time.

                             DISTRIBUTIONS AND TAXES

Dividends and Capital Gain Distributions

     Dividends from net investment income, if any, are declared annually. The Fund intends to distribute annually any net capital gains.

     Distributions will automatically be reinvested in additional shares, unless you elect to have the distributions paid to you in cash. There are no sales charges or transaction fees for reinvested dividends and all shares will be purchased at NAV. If the investment in shares is made within an IRA, all dividends and capital gain distributions must be reinvested.

     Unless you are investing through a tax deferred retirement account, such as an IRA, it is not to your advantage to buy shares of the Fund shortly before the next distribution, because doing so can cost you money in taxes. This is known as "buying a dividend". To avoid buying a dividend, check the Fund's distribution schedule before you invest.

Taxes

     In general, Fund distributions are taxable to you as either ordinary income or capital gains. This is true whether you reinvest your distributions in additional shares of the Fund or receive them in cash. Any capital gains the Fund distributes are taxable to you as long-term capital gains no matter how long you have owned your shares. Other distributions (including distributions attributable to short-term capital gains of the Fund) will generally be taxable to you as ordinary income. Every January, you will receive a statement that shows the tax status of distributions you received for the previous year. Distributions declared in December but paid in January are taxable as if they were paid in December.

     When you sell shares of the Fund, you may have a capital gain or loss. For tax purposes, an exchange of your shares of the Fund for shares of a different fund of the Company is the same as a sale. The individual tax rate on any gain from the sale or exchange of your shares depends on how long you have held your shares.

     Fund distributions and gains from the sale or exchange of your shares will generally be subject to state and local income tax. The one major exception to these principles is that distributions on, and sales, exchanges and redemptions of, shares held in an IRA (or other tax deferred retirement account) will not be currently taxable. Non-U.S. investors may be subject to U.S. withholding and estate tax. You should consult with your tax adviser about the federal, state, local or foreign tax consequences of your investment in the Fund.

     By law, the Fund must withhold 31% of your taxable distribution and proceeds if you do not provide your correct taxpayer identification number (TIN) or certify that your TIN is correct, or if the Internal Revenue Service has notified you that you are subject to backup withholding and instructs the Fund to do so.

                           SHAREHOLDER COMMUNICATIONS

     The Fund may eliminate duplicate mailings of portfolio materials to shareholders who reside at the same address, unless instructed to the contrary. Investors may request that the Fund send these documents to each shareholder individually by calling the Fund at (800) 527-9525.

                              FINANCIAL HIGHLIGHTS

     The financial highlights table is intended to help you understand the Fund's financial performance for the period of the Fund's operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned [or lost] on an investment in the Fund (assuming reinvestment of all dividends and distributions). The Fund's financial highlights for the periods presented have been audited by Tait, Weller and Baker, independent auditors, whose unqualified report thereon, along with the Fund's financial statements, are included in the Fund's Annual Report to Shareholders (the "Annual Report") and are incorporated by reference into the Statement of Additional Information (the "SAI"). Additional performance information for the Fund is included in the Annual Report. The Annual Report and the SAI are available at no cost from the Fund at the address and telephone number noted on the back page of this prospectus. The following information should be read in conjunction with the financial statements and notes thereto.

FOR A SHARE OUTSANDING THROUGH EACH PERIOD
-------------------------------------------------------------------------------

                                         Years ended             Period ended
                                       August 31,   August 31,     August 31,
                                         2001         2000            1999*
                                       ---------    ---------      ----------
Per Share Operating Performance
Net asset value, beginning of period    $11.71        $11.64         $10.00
                                        ------        ------         ------
Income from investment operations-
  Net investment loss                    (0.09)        (0.03)         (0.03)
  Net realized and unrealized gain on
    investments                           0.03          0.10           1.67
                                        ------        -------        ------
Total from investment operations         (0.06)         0.07           1.64
                                        -------       -------        ------
Net asset value, end of period          $11.65        $11.71         $11.64
                                        -------       -------        ------
Total Return                             (0.51%)        0.60%         13.20%
                                        --------      -------        -------
Ratios/Supplemental
Data
Net assets, end of period
  (000's)                                $5,662        $5,347         $3,256
Ratio to average net assets (A)
    Expenses  (B)                         2.07%         1.99%          1.99%**
    Expense ratio - net (C)               1.99%         1.99%          1.99%**
    Net investment loss                  (0.83%)       (0.34%)        (0.41%)**
Portfolio turnover rate                   8.72%        32.86%          8.31%

------------------------------------

* Commencement of operations October 1, 1998
** Annualized


(A) Fee waivers and reimbursements reduced the expense ratio and increased the net investment income ratio by 1.54% for the year ended August 31, 2001. by 1.70% for the year ended August 31, 2000 and by 2.48% for the period ended August 31, 1999.

(B) The expense ratio has been increased to include custodial fees which were offset by custodian fee credits and before management fee waivers and reimbursements.

(C) The expense ratio-net reflects the effect of the management fee waivers and reimbursements and custodian fee credits the Fund received.

You'll find more information about the Fund in the following documents:

     The Fund's annual and semi-annual reports will contain more information about the Fund and a discussion of the market conditions and investment strategies that had a significant effect on the Fund's performance during the last fiscal year.

     For more information about the Fund, you may wish to refer to the Company's SAI dated January 2, 2002 which is on file with the SEC and incorporated by reference into this prospectus. You can obtain a free copy of the SAI by writing to The World Funds, Inc., 1500 Forest Avenue, Suite 223, Richmond, Virginia 23229, by calling toll free (800)527-9525 or by e-mail at: mail@shareholderservices.com. General inquiries regarding the Fund may also be directed to the above address or telephone number.

     Information about the Company, including the SAI, can be reviewed and copied at the SEC's Public Reference Room, 450 Fifth Street NW, Washington, D.C. Information about the operation of the Public Reference Room may be obtained by calling the SEC at (202) 942-8090. Reports and other information regarding the Fund are available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address:
publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington D.C. 20549-0102.



(Investment Company Act File No. 811-8255)

PROSPECTUS
THE WORLD FUNDS, INC.
Third Millennium Russia Fund


Prospectus dated  January 2, 2002














     This prospectus describes the Third Millennium Russia Fund (the "Fund"), a series of shares offered by The World Funds, Inc. (the "Company"). A series fund offers you a choice of investments, with each series having its own investment objective and a separate portfolio. The Fund seeks capital appreciation by investing in a non-diversified portfolio of equity securities.











     As with all mutual funds, the U.S. Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy or completeness of this prospectus. It is a criminal offense to suggest otherwise.

RISK/RETURN SUMMARY


Investment Objective:     Capital appreciation.

Principal Investment
Strategies:               The Fund will seek to achieve its investment
                          objective by investing in a non-diversified portfolio consisting primarily of equity securities or securities convertible into equity securities, such as common stocks, warrants, convertible bonds, debentures or convertible preferred stock. Under normal circumstances, the Fund will invest at least 80% of its net assets in securities of companies located in Russia.

Principal Risks:          The principal risk of investing in the Fund is that
                          the value of its investments are subject to market, economic and business risk that may cause the net asset value ("NAV") to fluctuate over time.
                          Therefore, the value of your investment in the Fund could decline and you could lose money. There is no assurance that the investment adviser will achieve the Fund's objective.

                          Investments in Russian companies may involve
                          financial, economic or political    risks not
                          typically associated with investing in U.S.
                          securities and should be considered highly
                          speculative. The Fund's NAV may be affected by:
                          less  developed and effective systems for custody
                          and transfer of securities, changes in exchange rates between foreign currencies and the U.S. dollar, different regulatory standards, less liquidity and more volatility than U.S. securities, taxes, and adverse social  or political developments.

                          The Fund operates as a non-diversified fund for purposes of the Investment Company Act of 1940, as amended (the "1940 Act"). This means that the Fund may invest a larger portion of its assets in a small number of securities. This may cause the market action of the Fund's larger portfolio positions to have a greater impact on the Fund's NAV, which could result in increased volatility.

                          An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Investor Profile:         You may want to invest in the Fund if you are seeking
                          capital appreciation and are willing to accept share prices that may fluctuate, sometimes significantly, over the short-term. You should not invest in the Fund if you are not willing to accept the additional risks associated with the investment policies of the Fund.
                          The Fund will not be appropriate if you are seeking current income or are seeking safety of principal.

     The bar chart below and table on page 4 show how the Fund has performed in the past and gives some indication of the risks of investing in the Fund. Both assume that all dividends and distributions are reinvested in the Fund. The bar chart shows how the performance of the Fund has varied from year to year. Prior to October 1, 2001, shares of the Fund were sold without any sales charges. The bar chart figures don't include any sales charges that investors will pay when they buy or sell shares of the Fund. If sales charges were included, the returns would be lower. The table compares the average annual total returns of the Fund for the periods ended December 31, 2001 to the Moscow Times Index. Keep in mind that past performance may not indicate how well the Fund will perform in the future.

[bar chart goes here]

Third Millennium Russia Fund

1999                150.68%
2000                (29.38%)
2001                 40.68%

[end bar chart]

     During the periods shown in the bar chart, the highest return for a calendar quarter was 100.72% (quarter ending December 31, 1999) and the lowest return for a calendar quarter was (34.94%) (quarter ending September 30, 1999).

                                         Average Annual Total Return
                                  (for the periods ending December 31, 2001)
                                  ------------------------------------------
                                                        Since
                                                        Inception
                                     One Year           (October 1, 1998)
                                     --------           -----------------

Third Millennium Russia Fund
Return Before Taxes                  40.68%              29.06%

Return After Taxes
  on Distributions(1)                37.94%              26.60%

Return After Taxes on
  Distributions and Sale
  of Fund Shares(1)                  24.94%              23.46%

Third Millennium Russia Fund(2)
Return Before Taxes                  32.59%              26.73%

Return After Taxes
  on Distributions(1)(2)             30.00%              24.32%

Return After Taxes on
  Distributions and Sale
  of Fund Shares(1)(2)               20.03%              21.46%


-------------------------------

Moscow Times Index (3)              (18.95%)             50.67%

(1) After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes; and

     Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

     The  Fund's  past   performance,   before  and  after  taxes,  is  not
     necessarily an indication of how the Fund will perform in the future.

(2) These returns represent the performance of the Fund but they have been restated to include the effect of the maximum 5.75% front-end sales charge payable on purchases of shares.

(3) The Moscow Times Index is an unmanaged index of the 50 most liquid and most highly capitalized Russian stocks. The index performance in Russia and actual performance can vary widely because of illiquidity and the wide spreads in stock trading. The Moscow Times Index does not take this factor into consideration. The index is not adjusted to reflect deductions for fees, expenses or taxes that the SEC requires to be reflected in the Fund's performance.

                                FEES AND EXPENSES

     Costs are an important consideration in choosing a mutual fund. Shareholders indirectly pay the costs of operating a fund, plus any transaction costs associated with buying and selling the securities a fund holds. These costs will reduce a portion of the gross income or capital appreciation a fund achieves. Even small differences in these expenses can, over time, have a significant effect on a fund's performance.

     The following table describes the fees and expenses that you will pay directly or indirectly in connection with an investment in the Fund. The annual operating expenses, which cover the costs of investment management, administration, accounting and shareholder communications, are shown as an annual percentage of the average daily net assets

Shareholder Transaction Fees (fees paid directly from your investment)

Maximum Sales Charge (Load)
   Imposed on Purchases (1)                         5.75%
Maximum Deferred Sales Charge
   (Load) Imposed on
   Certain Redemptions  (2)                         2.00%
Sales Charge (Load) Imposed on
   Reinvested Dividends                             None
Redemption Fees (3)                                 None
Exchange Fees (4)                                   None

Annual Operating Expenses (expenses that are deducted from the Fund's assets)

Management Fee                                      1.75%
Distribution and
   Service (12b-1) Fees                             0.25%
Other Operating Expenses                            6.98%
                                                   -----
Total Fund Operating Expenses                       8.98%
Fee Waiver and/or
     Expense Reimbursements (5)                     6.23%
                                                    -----
Net Expenses                                        2.75%
                                                    =====

(1) As a percentage of offering price. Reduced rates apply to purchases of Fund shares over $50,000, and the sales charge is waived for certain classes of investors. An investor who has paid a front-end sales charge will not be subject to a contingent deferred sales charge.

(2) If you are in a category of investors who may purchase Fund shares without a front-end sales charge, you will be subject to a 2.00% contingent deferred sales charge if you redeem your shares within 360 days of purchase.

(3) A shareholder electing to redeem shares by telephone will be charged $10 for each such redemption request.

(4)  A shareholder may be charged a $10 fee for each telephone exchange.

(5) In the interest of limiting expenses of the Fund, Third Millennium Investment Advisors, LLC, Commonwealth Capital Management, Inc., First Dominion Capital Corp. and Commonwealth Shareholder Services, Inc. (collectively, the "Service Providers") have entered into a contractual expense limitation agreement with the Company. Pursuant to the agreement, the Service Providers have agreed to waive or limit its fees and to assume other expenses so that the ratio of total annual operating expenses of the Fund is limited to 2.75% until August 31, 2002.

Example:

     The following expense example shows the expenses that you could pay over time. It will help you compare the costs of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund, you reinvest all dividends and distributions in additional shares of the Fund, you redeem all of your shares at the end of the periods indicated, you earn a 5.00% annual return and the Fund's operating expenses remain the same. Because actual return and expenses will be different, the example is for comparison only.

Based on these assumptions, your costs would be:

                      1 Year(1)      3 Years(1)     5 Years(1)     10 Years (1)
                      ---------      ----------     ----------     ------------

                       $1,031        $2,659         $4,161         $7,423

(1) The above example assumes payment of the maximum initial sales charge of 5.75% at the time of purchase. The sales charge varies depending upon the amount of Fund shares that an investor purchases. Accordingly, your actual expenses may vary.

(2) Should the investment adviser continue the contractual operating expense limitation for the periods shown below, your costs would be:

                      1 Year(2)      3 Years(2)    5 Years(2)     10 Years (2)
                      ---------      ----------    ----------     ------------

                       $  837        $1,379         $1,946        $3,478

                            OBJECTIVES AND STRATEGIES

     The investment objective of the Fund is capital appreciation. The Fund will seek to achieve its investment objective by investing in a non-diversified portfolio consisting primarily of equity securities or securities convertible into equity securities, such as common stock, warrants, convertible bonds, debentures or convertible preferred stock.

     Under normal circumstances, the Fund will invest at least 80% of its net assets in Russian company securities, as defined below. This is not a fundamental policy and may be changed by the Board of Directors of the Company, without a vote of shareholder, upon sixty (60) days' prior notice. Russia refers to the Russian Federation, which does not include other countries that formerly comprised the Soviet Union.

     As used in this prospectus, the term "Russian company" means a legal entity with one or more of the following elements: (1) it is organized under the laws of, or with a principal office in, Russia; (2) the principal equity securities trading market is in Russia; (3) it derives at least 50% of its revenues or profits from goods produced or sold, investments made, or services performed, in Russia; or (4) it has at least 50% of its assets situated in Russia.

     Depending upon market conditions, Third Millennium Investment Advisors, LLC (the "Adviser") may reduce its holdings in equity securities and invest without limit in cash and other short-term debt securities.

     The Fund invests its assets over a broad economic spectrum of Russian companies, including issuers from the following sectors: oil and gas, energy
generation  and  distribution,   communications,   mineral   extraction,   trade
(including retail trade and distribution) financial and business services, transportation, manufacturing, real estate, textiles, food processing and construction. The Fund does not concentrate its investments in any industry and therefore it does not invest more than 25% of its assets in any one industry.

     The Fund's investments will include investments in companies which, while falling within the definition of a Russian company, as stated above, also have characteristics and business relationships common to companies in a country or countries other than Russia. As a result, the value of the securities of such companies may reflect economic market forces applicable to other countries, as well as to Russia. For example, the Fund may invest in companies organized and located in countries other than Russia, including companies having their entire production facilities outside of Russia, when securities of such companies meet one or more elements of the Fund's definition of Russian company.

     The Fund operates as a non-diversified fund for purposes of the 1940 Act and, therefore, may invest a larger portion of its assets in a small number of securities. This may cause the market action of the Fund's larger portfolio positions to have a greater impact on the Fund's NAV, than would be the case with a diversified fund. This could result in increased volatility.

     The Adviser's approach to selecting investments emphasizes fundamental company-by-company analysis in conjunction with a broader analysis of specific sectors. When relevant, however, the Adviser may consider historical value measures, such as price/earnings ratios, operating profit margins and liquidation values. The primary factor in selecting securities for investment by the Fund will be the company's current price relative to its long-term earnings potential, or intrinsic value as determined using discounted cash flow analysis and other valuation techniques, whichever are appropriate. In addition, the Adviser will consider overall growth prospects, competitive positions in export markets, technologies, research and development, productivity, labor costs, raw material costs and sources, profit margins, returns on investment, capital resources, state regulation, management and other factors in comparison to other companies around the world which the Adviser believes are comparable. The Adviser, in selecting investments, will also consider macro-economic factors such as inflation, gross domestic product growth in Russia, government spending and the government's support of particular industries.

     In determining which portfolio securities to sell, the Adviser considers the following: (1) if a security appreciates such that, as a total percentage of our portfolio, it becomes too large; (2) if the sector or security appears to be under-performing; (3) if the company management appears to be engaging in conduct not in the best interest of public shareholders; (4) to sell loss positions in order to reduce taxable gains to our shareholders reflected in earlier sales of positions with gains; and (5) to raise funds to cover redemptions.

                                      RISKS

     Investing in Russian companies involves significant risks and special considerations not typically associated with investing in the United States securities, and should be considered highly speculative, including:

* Greater social, economic and political uncertainty in general (including risk of regional war).

* Delays in settling portfolio transactions and risk of loss arising out of the system of share registration and custody.

* Risks in connection with the maintenance of Fund portfolio securities and cash with Russian licensed sub-custodians and securities depositories.

* The risk that it may be more difficult or problematic to obtain and/or enforce a legal judgment.

*    The negative effects of public corruption and crime.

* Greater price volatility, substantially less liquidity and significantly smaller market capitalization of securities markets and traded securities.

*    Adverse currency exchange rates and dearth of currency hedging instruments.

* Return of period of high rate of inflation (and any attendant social unrest).

* The risk that, by investing significantly in a limited number of industry sectors, the Fund may be more affected by any single economic, political or regulatory development relating to a specific sector.

* Controls on foreign investment and local practices disfavoring investors in general and/or foreign investors in particular, and limitations on repatriation of invested capital, profits and dividends, and the Fund's ability to exchange rubles for other currencies.

* The risk that the government of Russia may decide not to continue to support the economic reform programs implemented to date and to follow instead radically different political and/or economic policies to the detriment of investors, including non-market-oriented policies such as the support of certain industries to the detriment of other sectors or investors or a return to the centrally planned economy that previously existed.

* The financial condition of Russian companies, including large amounts of inter-company debt, the lack of transparency and/or proper financial reporting based on international accounting standards and the fact that Russian companies may be smaller, less seasoned and experienced in financial reporting and in modern management in general.

* The difference in, or lack of, auditing and financial reporting standards in general, which may result in the unavailability of material information about issuers.

*    The risk that dividends may be withheld at the source.

* Russia's dependency on export earnings and the corresponding importance of international trade and prospect of declining currency earnings and reserves and devaluation pressure on the ruble's exchange rate.

* The risk that the Russian tax system will not be reformed to prevent inconsistent, retroactive and/or exorbitant taxation.

* The fact that statistical information may be inaccurate or not comparable to statistical information regarding the U.S. or other economies.

* Less extensive regulation of the securities markets than is the case in other countries.

* The risks associated with the difficulties that may occur in pricing the Fund's portfolio securities.

* Possible difficulty in identifying a purchaser of the Fund's securities due to the undeveloped nature of the securities markets.

* The risk of lawsuits or government intervention arising from restrictive regulations and practices with respect to foreign investment in particular industries.

* The risk of nationalization or expropriation of assets or confiscatory taxation, which may involve total loss of investments.

Stock Market Risk

     The Fund is subject to stock market risk. Stock market risk is the possibility that stock prices overall will decline over short or long periods. Because stock prices tend to fluctuate, the value of your investment in the Fund may increase or decrease. The Fund's investment success depends of the skill of the Adviser in evaluating, selecting and monitoring the portfolio assets. If the Adviser's conclusions about growth rates or securities values are incorrect, the Fund may not perform as anticipated.

Non-diversification

     The Fund is non-diversified under the 1940 Act. However, because it intends to qualify as a "regulated investment company" for purposes of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), the Fund must meet certain diversification requirements. These include the requirement that at the end of each tax year quarter, at least 50% of the market value of its total assets must be invested in cash, cash equivalents, U.S. government securities and securities of issuers (including foreign governments), in which it has invested not more than 5% of its assets. A regulated investment company is also limited in its purchases of voting securities of any issuer and may invest no more than 25% of the value of its total assets in securities (other than U.S. Government securities) of any one issuer or of two or more issuers that the Fund controls and are engaged in the same, similar or related trades or businesses.

Depositary  Receipts

     The Fund may invest indirectly in securities through sponsored American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs") and other types of Depositary Receipts (collectively "Depositary Receipts"), to the extent such Depositary Receipts become available. ADRs are Depositary Receipts typically issued by a U.S. bank or trust company evidencing ownership of underlying foreign securities. GDRs and other types of Depositary Receipts are typically issued by foreign banks or trust companies, although they also may be issued by U.S. banks or trust companies, evidencing ownership of underlying securities issued by either a foreign or a United States corporation. Depositary Receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. For purposes of the Fund's investment policies, investments in Depositary Receipts will be deemed to be investments in the underlying securities.

Temporary  Defensive Positions

     During periods in which the Adviser believes changes in economic, financial or political conditions make it advisable, the Fund may reduce its holdings in equity securities and invest without limit in short-term (less than twelve months to maturity) debt securities or hold cash. The short-term and medium-term debt securities in which the Fund may invest consist of: (1) obligations of the U.S. or Russian governments, and their respective agencies or instrumentalities;
(2) bank deposits and bank obligations (including certificates of deposit, time deposits and bankers' acceptances) of U.S. or foreign banks denominated in any currency; (3) floating rate securities and other instruments denominated in any currency issued by various governments or international development agencies; and (4) finance company and corporate commercial paper and other short-term corporate debt obligations of U.S or Russian companies. The Fund intends to invest for temporary defensive purposes only in short-term and medium-term debt securities rated, at the time of investment, A or higher by Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Rating Group ("S&P") or, if unrated by either rating agency, of equivalent credit quality to securities so rated as determined by the Adviser. For purposes of the Fund's investment restriction prohibiting the investment of 25% or more of the total value of its assets in a particular industry, a foreign government (but not the United States government) is deemed to be an "industry," and therefore investments in the obligations of any one foreign government may not equal or exceed 25% of the Fund's total assets. In addition, supranational organizations are deemed to comprise an industry, and therefore investments in the obligations of such organizations may not, in the aggregate, equal or exceed 25% of the Fund's total assets.

                                   MANAGEMENT

The Company

     The World Funds, Inc. was organized under the laws of the State of Maryland in May, 1997. The Company is an open-end management investment company registered under the 1940 Act and is commonly known as a "mutual fund". The Company has retained the Adviser to manage all aspects of the investments of the Fund.

Investment Adviser

     Third Millennium Investment Advisors, LLC, 1185 Avenue of the Americas, New York, New York 10036, manages the investments of the Fund pursuant to an Investment Advisory Agreement (the "Advisory Agreement" ). Under the Advisory Agreement, the Adviser, subject to the general supervision of the Board of Directors of the Company, manages the Fund in accordance with its investment objective and policies, makes decisions with respect to, and places orders for, all purchases and sales of portfolio securities, and maintains related records.

     Under the Advisory Agreement, the monthly compensation paid to the Adviser is accrued daily at an annual rate of 1.75% on the first $125 million of average daily net assets of the Fund; 1.50% on average daily net assets of the Fund in excess of $125 million and not more than $250 million; and 1.25% on the average daily net assets of the Fund over $250 million. For the fiscal year ended August 31, 2001, the Adviser waived its fees.

     In the interest of limiting expenses of the Fund, the Service Providers have entered into a contractual expense limitation agreement with the Company. Pursuant to the agreement, the Service Providers have agreed to waive or limit their fees and to assume other expenses, until August 31, 2002, so that the ratio of total annual operating expenses of the Fund is limited to 2.75%. This limit does not apply to interest, taxes, brokerage commissions, other expenditures capitalized in accordance with generally accepted accounting principles or other extraordinary expenses not incurred in the ordinary course of business.

     The Service Providers will be entitled to reimbursement of fees waived or reimbursed. The total amount of reimbursement recoverable by the Services Providers (the "Reimbursement Amount") is the sum of all fees previously waived or reimbursed by the Service Providers to the Fund during any of the previous five (5) years, less any reimbursement previously paid by the Fund to the Service Providers with respect to any waivers, reductions, and payments made with respect to the Fund. The Reimbursement Amount may not include any additional charges or fees, such as interest accruable on the Reimbursement Amount. Such reimbursement must be authorized by the Board of Directors of the Company.

     The Fund's portfolio managers, since the inception of the Fund on October 1, 1998, are John T. Connor, Jr. and Alexei Moskvin. Mr. Connor is the Chairman of the Adviser, Vice President of the Company and lead portfolio manager of the Fund. Since 1993, Mr. Connor has been the Chairman of ROSGAL insurance company based in Moscow, Russia which is licensed by the Russian Ministry of Finance. A Phi Beta Kappa, highest honors graduate of Williams College, and a graduate of Harvard Law School, Mr. Connor previously chaired the pension committee of a NYSE-listed company and authored the lead article in an American Bar Association journal on "Russia's Securities Markets" (Fall 1996). Mr. Moskvin has been director of equity investments for ROSGAL insurance company since 1996. Mr. Moskvin received a Ph.D. in 1985 from Novosibirsk State University and holds a Financial Broker and Money Manager Certificate granted by the Ministry of Finance of the Russian Federation. In addition, the Adviser may retain the services of other full-time professionals in portfolio management. The portfolio managers operate under the supervision of the Investment Committee.

     The Adviser also retains a consultant. The consultant is the former U.S. Ambassador to the Soviet Union, Jack F. Matlock, Jr. The consultant will be responsible for providing the portfolio managers with periodic updates on political and macro-economic conditions and trends in Russia and their potential implications for the overall investment climate in Russia. These updates will enhance the Adviser's ability to oversee and invest the assets of the Fund. Ambassador Matlock is currently a professor at Princeton University. Ambassador in Moscow for four years under Presidents Reagan and Bush, he earlier served in the Reagan White House as Special Assistant to the President for National Security Affairs and served three previous tours of duty in Moscow for a total of eleven years duty in the Soviet Union. His book, Autopsy on an Empire, was published by Random House in 1995 and he has written extensively on Russia's modern history and politics. He is a summa cum laude graduate of Duke University.

                             SHAREHOLDER INFORMATION

     The Fund's share price, called its NAV per share, is determined as of the close of trading on the New York Stock Exchange ("NYSE") (currently 4:00 p.m. Eastern time) on each business day (the "Valuation Time") that the NYSE is open. As of the date of this prospectus, the Fund is informed that the NYSE observes the following holidays: New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. NAV per share is computed by adding the total value of the Fund's investments and other assets, subtracting any liabilities and then dividing by the total number of shares outstanding.

     Shares of the Fund are bought or exchanged at the public offering price per share next determined after a request has been received in proper form. Shares of the Fund held by you are sold at the NAV per share next determined after a request has been received in proper form, less any applicable contingent deferred sales charge. Any request received in proper form before the Valuation Time, will be processed the same business day. Any request received in proper form after the Valuation Time, will be processed the next business day.

     The Fund's securities are valued at current market prices. Investments in securities traded on the national securities exchanges or included in the NASDAQ National Market System are valued at the last reported sale price. Other securities traded in the over-the-counter market and listed securities for which no sales are reported on a date are valued at the last reported bid price. Russian securities are valued at the closing price on the principal exchange on which the security is traded, or at the last reported bid price in the over-the-counter market. Short-term debt securities (less than 60 days to maturity) are valued at their fair market value using amortized cost. Other assets for which market prices are not readily available are valued at their fair value as determined in good faith under procedures set by the Board of Directors. Depositary Receipts will be valued at the closing price of the instrument last determined prior to the Valuation Time unless the Company is aware of a material change in value. Securities for which such a value cannot be readily determined on any day will be valued at the closing price of the underlying security adjusted for the exchange rate. The value of a foreign security is determined as of the close of trading on the foreign exchange on which it is traded or as of the scheduled close of trading on the NYSE, whichever is earlier. Portfolio securities that are listed on foreign exchanges may experience a change in value on days when shareholders will not be able to purchase or redeem shares of the Fund.

     Generally, trading in corporate bonds, U.S. government securities and money market instruments is substantially completed each day at various times before the scheduled close of the NYSE. The value of these securities used in computing the NAV is determined as of such times.

                                PURCHASING SHARES

     Shares of the Fund may be purchased directly from First Dominion Capital Corp. ("FDCC" or the "Distributor") or through brokers or dealers who are authorized by the Distributor to sell shares of the Fund. The Fund is also offered through financial supermarkets, investment advisers and consultants, and other investment professionals. Investment professionals who offer shares may require the payment of fees from their individual clients. If you invest through a third party, the policies and fees may be different from those described in this prospectus. For example, third parties may charge transaction fees or set different minimum investment amounts. A sales charge may apply to your purchase, exchange or redemption of Fund shares. The minimum initial investment in the Fund is $1,000. Additional investments in the Fund must be in amounts of $100 or more. The Fund retains the right to waive the minimum initial investment or to refuse to accept an order.

     The public offering price is the Fund's NAV plus an initial sales charge. However, if you purchase shares in amounts over a certain level, the initial sales charge may be reduced, as the chart below shows.

Sales Charges

     If you purchase your shares through a broker-dealer, the broker-dealer firm is entitled to receive a percentage of the sales charge you pay in order to purchase shares of the Fund. The following schedule governs the percentage to be received by the selling broker-dealer firm.


                                       Sales Charge
                                     as a Percentage of
                                 -------------------------
Amount of Purchase                                            Dealer Discount
At the Public                       Offering   Net Amount     as Percentage of
Offering Price                      Price      Invested       Offering Price
------------------                  --------   ---------      -----------------

Less than $50,000                   5.75%      6.10%          5.00%
$50,000 but less than $100,000      4.50%      4.71%          3.75%
$100,000 but less than $250,000     3.50%      3.63%          2.75%
$250,000 but less than $500,000     2.50%      2.56%          2.00%
$500,000 but less than $1,000,000   2.00%      2.04%          1.75%
$1,000,000 or more                  1.00%      1.01%          1.00%

Right of Accumulation

     After making an initial purchase, you may reduce the sales charge applied to any subsequent purchases. Your shares purchased will be taken into account on a combined basis at the current net asset value per share in order to establish the aggregate investment amount to be used in determining the applicable sales charge. Only previous purchases of shares that are still held in the Fund and that were sold subject to a sales charge will be included in the calculation. To take advantage of this privilege, you must give notice at the time you place your initial order and subsequent orders that you wish to combine purchases. When you send your payment and request to combine purchases, please specify your account number(s).

Statement  of  Intention

     A reduced sales charge on shares of the Fund, as set forth above, applies immediately to all purchases where the investor has executed a Statement of Intention calling for the purchase within a 13-month period of an amount qualifying for the reduced sales charge. The investor must actually purchase the amount stated in such statement to avoid later paying the full sales charge on shares that are purchased.

Waiver of Front-End Sales Charges

No sales charge shall apply to:

(1)  reinvestment of income dividends and capital gain distributions;

(2) purchases of Fund shares if you were a Fund shareholder prior to October 1, 2001;

(3) purchases of Fund shares made by current or former directors, officers, or employees, or agents of the Company, the Adviser, FDCC and by members of their immediate families, and employees (including immediate family members) of a broker-dealer distributing Fund shares;

(4) purchases of Fund shares by FDCC for its own investment account and for investment purposes only;

(5) "qualified institutional buyer," as that term is defined under Rule 144A of the Securities Act of 1933, including, but not limited to, insurance companies, investment companies registered under the 1940 Act, business development companies registered under the 1940 Act, and small business investment companies;

(6) a charitable organization, as defined in Section 501(c)(3) of the Internal Revenue Code (the "Code"), as well as other charitable trusts and endowments, investing $50,000 or more;

(7) a charitable remainder trust, under Section 664 of the Code, or a life income pool, established for the benefit of a charitable organization as defined in Section 501(c)(3) of the Code;

(8) investment advisers or financial planners who place trades for their own accounts or the accounts of their clients and who charge a management, consulting or other fee for their services; and clients of those investment advisers or financial planners who place trades for their own accounts if the accounts are linked to the master account of the investment adviser or financial planner on the books and records of the broker or agent;

(9) institutional retirement and deferred compensation plans and trusts used to fund those plans, including, but not limited to, those defined in section 401(a), 403(b) or 457 of the Code and "rabbi trusts"; and

(10) the purchase of Fund shares, if available, through certain third-party fund "supermarkets." Some fund supermarkets may offer Fund shares without a sales charge or with a reduced sales charge. Other fees, such as the 2.00% contingent deferred sales charge on purchases held for less than 360 days and for which no sales charge was paid at the time of purchase, may be charged by the service provider sponsoring the fund supermarket, and transaction charges may apply to purchases and sales made through a broker-dealer.

     Additional information regarding the waiver of sales charges may be obtained by calling the Company at (800) 527-9525. All account information is subject to acceptance and verification by the Distributor.

By Mail

     For initial purchases, the account application form, which accompanies this prospectus, should be completed, signed and mailed to Fund Services, Inc. (the "Transfer Agent") at 1500 Forest Avenue, Suite 111, Richmond, Virginia 23229, together with a check made payable to the Fund. For subsequent purchases, include with your check the tear-off stub from a prior purchase confirmation, or otherwise identify the name(s) of the registered owner(s) and taxpayer identification number(s).

Investing by Wire

     You may purchase shares by requesting your bank to transmit by wire directly to the Transfer Agent. To invest by wire, please call the Fund at (800) 527-9525 or the Transfer Agent at (800) 628-4077 to advise the Fund of your investment and to receive further instructions. Your bank may charge you a small fee for this service. Once you have arranged to purchase shares by wire, please complete and mail the account application form promptly to the Transfer Agent. This application is required to complete the Fund's records. You will not have access to your shares until the Fund's records are complete. Once your account is opened, you may make additional investments using the wire procedure described above. Be sure to include your name and account number in the wire instructions you provide your bank.

                            DISTRIBUTION ARRANGEMENTS

     The Fund is offered through financial supermarkets, investment advisers and consultants, financial planners, brokers, dealers and other investment professionals, and directly through the Distributor. Investment professionals who offer shares may require payments of fees from their individual clients. If you invest through a third party, the policies and fees may be different than those described in this prospectus. For example, third parties may charge transaction fees or set different minimum investment amounts.

Rule 12b-1  Fees

     The Board of Directors has adopted a Plan of Distribution for the Fund's shares pursuant to Rule 12b-1 under the 1940 Act (the "Rule 12b-1 Plan"). Pursuant to the Rule 12b-1 Plan, the Fund may finance certain activities or expenses that are intended primarily to result in the sale of its shares. The Fund finances these distribution activities through payments made to the Distributor. The Fund may pay distribution fees (the "Rule 12b-1 Fee") at an annual rate of up to 0.25% of the Fund's average daily net assets. The Fund may pay Rule 12b-1 fees for activities and expenses borne in the past in connection with the distribution of its shares as to which no Rule 12b-1 fee was paid because of the expense limitation. Because these fees are paid out of the Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost more than paying other types of sales charges.

General

     The Company reserves the right in its sole discretion to withdraw all or any part of the offering of shares of the Fund when, in the judgment of the Fund's management, such withdrawal is in the best interest of the Fund. An order to purchase shares is not binding on, and may be rejected by, the Fund until it has been confirmed in writing by the Fund and payment has been received.

                                REDEEMING SHARES

     You may redeem your shares at any time and in any amount by mail or telephone. For your protection, the Transfer Agent will not redeem your shares until it has received all the information and documents necessary for your request to be considered in proper order (see "Signature Guarantees"). You will be notified promptly by the Transfer Agent if your redemption request is not in proper order.

     The Fund's procedure is to redeem shares at the NAV determined after the Transfer Agent receives the redemption request in proper order, less the 2.00% contingent deferred sales charge on purchases held for less than 360 days and for which no sales charge was paid at the time of purchase. Payment will be made promptly, but no later than the seventh day following the receipt of the request in proper order. The Fund may suspend the right to redeem shares for any period during which the NYSE is closed or the U.S. Securities and Exchange Commission (the "SEC") determines that there is an emergency. In such circumstances you may withdraw your redemption request or permit your request to be held for processing after the suspension is terminated.

     If you sell shares through a securities dealer or investment professional, it is such person's responsibility to transmit the order to the Fund in a timely fashion. Any loss to you resulting from failure to do so must be settled between you and such person.

     Delivery of the proceeds of a redemption of shares purchased and paid for by check shortly before the receipt of the request may be delayed until the Fund determines that the Transfer Agent has completed collection of the purchase check which may take up to 14 days. Also, payment of the proceeds of a redemption request for an account for which purchases were made by wire may be delayed until the Fund receives a completed account application for the account to permit the Fund to verify the identity of the person redeeming the shares, and to eliminate the need for backup withholding.

Redemption  by Mail

     To redeem shares by mail, send a written request for redemption, signed by the registered owner(s) exactly as the account is registered. Certain written requests to redeem shares may require signature guarantees. For example, signature guarantees may be required if you sell a large number of shares, if your address of record on the account application has been changed within the last thirty (30) days, or if you ask that the proceeds to be sent to a different person or address. Signature guarantees are used to help protect you and the Fund. You can obtain a signature guarantee from most banks or securities dealers, but not from a Notary Public. Please call the Transfer Agent at (800) 628-4077 to learn if a signature guarantee is needed or to make sure that it is completed appropriately in order to avoid any processing delays.

Redemption by Telephone

     You may redeem your shares by telephone provided that you request this service on your initial account application. If you request this service at a later date, you must send a written request along with a signature guarantee to the Transfer Agent. Once your telephone authorization is in effect, you may redeem shares by calling the Transfer Agent at (800) 628-4077. There is no charge for establishing this service, but the Transfer Agent will charge your account a $10 service fee for each telephone redemption. The Transfer Agent may change the amount of this service fee at any time without prior notice.

Redemption  by Wire

     If you request that your redemption proceeds be wired to you, please call your bank for instructions prior to writing or calling the Transfer Agent. Be sure to include your name, Fund account number, your account number at your bank and wire information from your bank in your request to redeem by wire.

Signature  Guarantees

     To help protect you and the Fund from fraud, signature guarantees are required for: (1) all redemptions ordered by mail if you require that the check be payable to another person or that the check be mailed to an address other than the one indicated on the account registration; (2) all requests to transfer the registration of shares to another owner; and (3) all authorizations to establish or change telephone redemption service, other than through your initial account application. Signature guarantees may be required for certain other reasons. For example, a signature guarantee may be required if you sell a large number of shares or if your address of record on the account has been changed within the last thirty (30) days.

     In the case of redemption by mail, signature guarantees must appear on either: (1) the written request for redemption; or (2) a separate instrument of assignment (usually referred to as a "stock power") specifying the total number of shares being redeemed. The Company may waive these requirements in certain instances.

     The following institutions are acceptable signature guarantors: (1) participants in good standing of the Securities Transfer Agents Medallion Program ("STAMP"); (2) commercial banks which are members of the Federal Deposit Insurance Corporation ("FDIC"); (3) trust companies; (4) firms which are members of a domestic stock exchange; (5) eligible guarantor institutions qualifying under Rule 17Ad-15 of the Securities Exchange Act of 1934, as amended, that are authorized by charter to provide signature guarantees (e.g., credit unions, securities dealers and brokers, clearing agencies and national securities exchanges); and (6) foreign branches of any of the above. In addition, the Company will guarantee your signature if you personally visit its offices at 1500 Forest Avenue, Suite 223, Richmond, Virginia 23229. The Transfer Agent cannot honor guarantees from notaries public, savings and loan associations, or savings banks.

Proper Form

     Your order to buy shares is in proper form when your completed and signed account application and check or wire payment is received. Your written request to sell or exchange shares is in proper form when written instructions signed by all registered owners, with a signature guarantee if necessary, is received.

Small  Accounts

     Due to the relatively higher cost of maintaining small accounts, the Fund may deduct $50 per year from your account or may redeem the shares in your account, if it has a value of less than $1,000. The Fund will advise you in writing thirty (30) days prior to deducting the annual fee or closing your account, during which time you may purchase additional shares in any amount necessary to bring the account back to $1,000. The Fund will not close your account if it falls below $1,000 solely because of a market decline. The Company reserves the right to waive this fee.

Automatic  Investment  Plan

     Existing shareholders, who wish to make regular monthly investments in amounts of $100 or more, may do so through the Automatic Investment Plan. Under the Automatic Investment Plan, your designated bank or other financial institution debits a pre-authorized amount from your account on or about the 15th day of each month and applies the amount to the purchase of Fund shares. To use this service, you must authorize the transfer of funds by completing the Automatic Investment Plan section of the account application and sending a blank voided check.

Exchange  Privileges

     You may exchange all or a portion of your shares for the shares of certain other funds having different investment objectives, provided the shares of the fund you are exchanging into are registered for sale in your state of residence. Each account must meet the minimum investment requirements. Your account may be charged $10 for a telephone exchange fee. An exchange is treated as a redemption and a purchase and may result in realization of a gain or loss on the transaction.

Modification  or  Termination

     Excessive trading can adversely impact Fund performance and shareholders. Therefore, the Company reserves the right to temporarily or permanently modify or terminate the Exchange Privilege. The Company also reserves the right to refuse exchange requests by any person or group if, in the Company's judgment, a fund would be unable to invest the money effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected. The Company further reserves the right to restrict or refuse an exchange request if the Company has received or anticipates simultaneous orders affecting significant portions of a fund's assets or detects a pattern of exchange requests that coincides with a "market timing" strategy. Although the Company will attempt to give you prior notice when reasonable to do so, the Company may modify or terminate the Exchange Privilege at any time.

                             DISTRIBUTIONS AND TAXES

Dividends and Capital Gain Distributions

     Dividends from net investment income, if any, are declared annually. The Fund intends to distribute annually any net capital gains.

     Distributions will automatically be reinvested in additional shares, unless you elect to have the distributions paid to you in cash. There are no sales charges or transaction fees for reinvested dividends and all shares will be purchased at NAV. If the investment in shares is made within an IRA, all dividends and capital gain distributions must be reinvested.

     Unless you are investing through a tax deferred retirement account, such as an IRA, it is not to your advantage to buy shares of the Fund shortly before the next distribution, because doing so can cost you money in taxes. This is known as "buying a dividend". To avoid buying a dividend, check the Fund's distribution schedule before you invest.

Taxes

     In general, Fund distributions are taxable to you as either ordinary income or capital gains. This is true whether you reinvest your distributions in additional shares of the Fund or receive them in cash. Any capital gains the Fund distributes are taxable to you as long-term capital gains no matter how long you have owned your shares. Other distributions (including distributions attributable to short-term capital gains of the Fund) will generally be taxable to you as ordinary income. Every January, you will receive a statement that shows the tax status of distributions you received for the previous year. Distributions declared in December but paid in January are taxable as if they were paid in December.

     When you sell shares of the Fund, you may have a capital gain or loss. For tax purposes, an exchange of your shares of the Fund for shares of a different fund of the Company is the same as a sale. The individual tax rate on any gain from the sale or exchange of your shares depends on how long you have held your shares.

     Fund distributions and gains from the sale or exchange of your shares will generally be subject to state and local income tax. The one major exception to these principles is that distributions on, and sales, exchanges and redemptions of, shares held in an IRA (or other tax deferred retirement account) will not be currently taxable. Non-U.S. investors may be subject to U.S. withholding and estate tax. You should consult with your tax adviser about the federal, state, local or foreign tax consequences of your investment in the Fund.

     By law, the Fund must withhold 31% of your taxable distribution and proceeds if you do not provide your correct taxpayer identification number (TIN) or certify that your TIN is correct, or if the Internal Revenue Service (the "IRS") has notified you that you are subject to backup withholding and instructs the Fund to do so.

                           SHAREHOLDER COMMUNICATIONS

     The Fund may eliminate duplicate mailings of portfolio materials to shareholders who reside at the same address, unless instructed to the contrary. Investors may request that the Fund send these documents to each shareholder individually by calling the Fund at (800) 527-9525.

                              FINANCIAL HIGHLIGHTS

     The financial highlights table is intended to help you understand the Fund's financial performance for the period of the Fund's operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned [or lost] on an investment in the Fund (assuming reinvestment of all dividends and distributions). The Fund's financial highlights for the periods presented have been audited by Tait, Weller and Baker, independent auditors, whose unqualified report thereon, along with the Fund's financial statements, are included in the Fund's Annual Report to Shareholders (the "Annual Report") and are incorporated by reference into the Statement of Additional Information (the "SAI"). Additional performance information for the Fund is included in the Annual Report. The Annual Report and the SAI are available at no cost from the Fund at the address and telephone number noted on the back page of this prospectus. The following information should be read in conjunction with the financial statements and notes thereto.

FOR A SHARE OUTSTANDING THROUGHTOUT EACH PERIOD


                                            Years ended
                                        ---------------------    Period ended
                                         August 31, August 31,   August 31,
                                         2001        2000        1999*
                                         ----        ----        ----------
Per Share Operating Performance
Net asset value, beginning of period      $26.37    $14.17       $10.00
                                          ------    ------       ------
Income from investment operations-
   Net investment loss                    (0.06)    (0.40)       (0.16)
   Net realized and unrealized gain(loss) (5.35)     12.93        4.33
                                          ------    ------       -----
   Total from investment operations       (5.41)     12.53        4.17
                                          ------    ------       -----
Less distributions-
   Distributions from net investment        ---       ---          ---
   Distributions from realized gains      (3.65)    (0.33)         ---
                                          ------    ------       ------
   Total distributions                    (3.65)    (0.33)         ---
                                          ------    ------       ------
Net asset value, end of period           $17.31    $26.37       $14.17
                                         ======    ======       ======

Total Return                             (16.36%)   90.33%       41.70%

Ratios/Supplemental Data
   Net assets, end of period (000's)     $3,299    $2,871       $1,313
Ratio of expenses to average net assets
Ratio to average net assets (A)
   Expenses  (B)                           3.46%     3.10%        2.75%**
   Expense ratio - net (C)                 2.75%     2.75%        2.75%**
   Net investment loss                    (0.48%)   (1.96%)      (2.08%)**
Portfolio turnover rate                   54.05%    68.88%       14.43%


*    Commencement of operations was October 1, 1998
**   Annualized

(A) Management fee waivers and reimbursement of expenses reduced the expense ratio and increased net investment income ratio by 5.52% for the year ended August 31, 2001, 5.75% for the year ended August 31, 2000 and 13.18% for the period ended August 31, 1999.

(B) Expense ratio has been increased to include custodial fees which were offset by custodian fee credits and before management fee waivers.

(C) Expense ratio - net reflects the effect of the management fee waivers and custodian fee credits the Fund received.

You'll find more information about the Fund in the following documents:

     The Fund's annual and semi-annual reports will contain more information about the Fund and a discussion of the market conditions and investment strategies that had a significant effect on the Fund's performance during the last fiscal year.

     For more information about the Fund, you may wish to refer to the Fund's SAI dated January 2, 2002, which is on file with the SEC and incorporated by reference into this prospectus. You can obtain a free copy of the SAI by writing to The World Funds, Inc., 1500 Forest Avenue, Suite 223, Richmond, Virginia 23229, by calling toll free (800) 527-9525 or by e-mail at: mail@shareholderservices.com. General inquiries regarding the Fund may also be directed to the above address or telephone number.

     Information about the Company, including the SAI, can be reviewed and copied at the SEC's Public Reference Room, 450 Fifth Street NW, Washington, D.C. Information about the operation of the Public Reference Room may be obtained by calling the SEC at (202) 942-8090. Reports and other information regarding the Fund are available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address:
publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington D.C. 20549-0102.

(Investment Company Act File No. 811-8255)

GenomicsFund.com
a series of
THE WORLD FUNDS, INC.



PROSPECTUS




Prospectus dated January 2, 2002


     This prospectus describes GenomicsFund.com (the "Fund"), a series of shares offered by The World Funds, Inc. (the "Company"). A series fund offers you a choice of investments, with each series having its own investment objective and a separate portfolio. The Fund seeks capital appreciation by investing in a non-diversified portfolio of equity securities.














     As with all mutual funds, the U.S. Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy or completeness of this prospectus. It is a criminal offense to suggest otherwise.

RISK/RETURN SUMMARY

Investment Objective:  Capital appreciation

Principal Investment
 Strategies:           The Fund will seek to achieve its investment objective by
                       investing in a non-diversified portfolio consisting primarily of equity securities of companies principally engaged in genomics or genomic-related businesses. Under normal market conditions, the Fund will invest at least
                       80% of its net assets in equity securities of companies principally engaged in genomics or genomic-related businesses.

Principal Risks:       The  principal  risk  of  investing  in the Fund is
                       that the  value of its  investments are   subject  to
                       market,   economic   and business   risk  that  may
                       cause  the  Net Asset Value ("NAV")  per share to
                       fluctuate over time.  Therefore, the value of  your
                       investment  in  the  Fund  could decline and you could
                       lose money.  There is no  assurance  that the
                       investment   adviser will   achieve   the       Fund's
                       objective.

                       The Fund operates as a non-diversified fund for purposes of the Investment Company Act of 1940, as amended (the "1940 Act"). This means that the Fund may invest a larger portion of its assets in a small number of securities. This may cause the market action of the Fund's larger portfolio positions to have a greater impact on the Fund's NAV, which could result in increased volatility.

                       An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Investor Profile:      You may want to invest in the Fund if you are
                       seeking capital appreciation and are willing to accept share prices that may fluctuate, sometimes significantly, over the short-term. The Fund will not be appropriate if you are seeking current income or are seeking safety of principal.

     The bar chart and table below show how the Fund has performed in the past and gives some indication of the risks of investing in the Fund. Both assume that all dividends and distributions are reinvested in the Fund. The table compares the average annual total returns of the Fund for the period ended December 31, 2001 to the Standard and Poor's 500 Index (the "S & P 500") and the NASDAQ Composite Index ("NASDAQ"). Keep in mind that past performance may not indicate how well the Fund will perform in the future.

[bar chart goes here]

GenomicsFund.com

2001                (42.67%)

[end bar chart]

     During the period shown in the bar chart, the highest return for a calendar quarter was 40.06% (quarter ending June 30, 2000) and the lowest return for a calendar quarter was (46.76%) (quarter ending March 31, 2001).

                                        Average Annual Total Return
                                  (for the period ending December 31, 2001)
                                  ------------------------------------------

                                                        Since Inception
                                     One Year           (March 1, 2000)
                                     --------           -----------------
GenomicsFund.com
Return Before Taxes                  (42.67%)            (37.35%)

Return After Taxes
  on Distributions(1)                (43.43%)            (37.81%)

Return After Taxes on
  Distributions and Sale
  of Fund Shares(1)                  (25.77%)            (28.79%)

---------------------------

Standard and Poor's 500
  Stock Index(2)                     (13.04%)             (9.52%)

NASDAQ Composite Index(3)            (21.05%)            (38.70%)

(1) After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes; and

     Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

     The  Fund's  past   performance,   before  and  after  taxes,  is  not
     necessarily an indication of how the Fund will perform in the future.

(2) The Standard & Poor's 500 Stock Index is an unmanaged index consisting of the common stocks of 500 publicly traded U.S. companies. The index is not adjusted to reflect deductions for fees, expenses or taxes that the SEC requires to be reflected in the Fund's performance.

(3) The NASDAQ Composite Index is a broad-based capitalization-weighted index of all NASDAQ National Market and SmallCap stocks. The index is not adjusted to reflect deductions for fees, expenses or taxes that the SEC requires to be reflected in the fund's performance.

                                FEES AND EXPENSES

     Costs are an important consideration in choosing a mutual fund. Shareholders indirectly pay the costs of operating a fund, plus any transaction costs associated with buying and selling portfolio securities. These costs will reduce a portion of the gross income or capital appreciation a fund achieves. Even small differences in these expenses can, over time, have a significant effect on a fund's performance.

     The following table describes the fees and expenses that you may pay directly or indirectly in connection with an investment in the Fund. There are no sales charges in connection with purchases or redemption of shares. The annual operating expenses, which cover the costs of investment management, administration, accounting and shareholder communications, are shown as an annual percentage of the Fund's average daily net assets.

Shareholder Transaction Fees (fees paid directly from your investment)

Maximum Sales Charge (load) Imposed on Purchases          None
Sales Charge (load) Imposed on Reinvested Dividends       None
Redemption Fees (1)                                       None
Exchange Fees (2)                                         None

Estimated Annual Operating Expenses (expenses that are deducted from Fund assets)

Management Fee                                            1.00%
Distribution (12b-1) and Service Fees                     0.25%
Other Operating Expenses                                  1.02%
                                                          -----
Total Fund Operating Expenses                             2.27%
Expense Reimbursements (3)                                0.37%
                                                          -----
Total Annual Fund Operating Expenses                      1.90%

(1) A shareholder electing to redeem shares by telephone request may be charged $10 for each such redemption request.

(2)  A shareholder may be charged a $10 fee for each telephone exchange.

(3) In the interest of limiting expenses of the Fund, xGENx LLC (the "Adviser") has entered into a contractual expense limitation agreement with the Fund. Pursuant to the agreement, the Adviser has agreed to waive or limit its fees and to assume other expenses for the first three years following commencement of operations so that the ratio of total annual operating expenses for the Fund is limited to 1.90%. The Adviser will be entitled to the reimbursement of fees waived or reimbursed by the Adviser to the Fund. The total amount of reimbursement recoverable by the Adviser is the sum of all fees previously waived or reimbursed by the Adviser to the Fund during any of the previous five (5) years, less any reimbursement previously paid. During the fiscal year ended August 31, 2001, the Adviser waived fees and/or reimbursed expenses at the annual rate of 0.29% of the Fund's average net assets and the Fund received custodial fee credits at the annual rate of 0.08% of its average daily net assets.

Example:

     The following expense example shows the expenses that you could pay over time. It will help you compare the costs of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund, you reinvest all dividends and distributions in additional shares of the Fund and then you redeem all of your shares at the end of the periods indicated. The example assumes that you earn a 5% annual return, with no change in Fund expense levels. Because actual return and expenses will be different, the example is for comparison only.

Based on these assumptions, your costs would be:

                        1 Year      3 Years     5 Years     10 Years
                        ------      -------     -------     --------
                        $193        $668        $1,176      $2,572

     Should the investment adviser continue the contractual operating expense limitation for the periods shown below, your costs would be:

                        1 Year     3 Years      5 Years     10 Years
                        ------     -------      -------     --------

                        $193       $597         $1,026      $2,222

                            OBJECTIVES AND STRATEGIES

     The investment objective of the Fund is capital appreciation. The Fund will seek to achieve its investment objective by investing in a non-diversified portfolio consisting primarily of equity securities, such as common stock, or securities convertible into equity securities, such as warrants, convertible bonds, debentures or convertible preferred stock.

     Under normal circumstances, the Fund will invest at least 80% of its net assets in equity securities of companies principally engaged in genomics or genomic-related businesses, as defined below. This is not a fundamental policy and may be changed by the Board of Directors of the Company, without a vote of shareholders, upon sixty (60) days' prior notice.

     Genomics is a broad term referring to the study of genes, DNA, RNA and cell structures. A company is considered principally engaged in genomics or genomic-related businesses if at least 50% of its assets, gross income, or net profits are committed to, or derived from, the research, design, development, manufacture, or distribution of products, processes or services for use with genomics or genomic-related businesses. A company will also be considered to be engaged in genomic related businesses if it provides goods or services which benefit from genomics, provides goods or services to genomics or genomics-related businesses, or is developing humanized antibodies, biotherapeutices, or biopharmaceuticals.

     Genomics-related activities in which the Fund will invest include biological technologies, bio-information technologies, gene mapping and sequencing technologies, and gene delivery technologies, humanized antibodies and biotherapeutics (collectively, "technology sectors").

     The human body contains 75 trillion cells and each cell nucleus contains 46 chromosomes. Each chromosome is a twisted strand of DNA which can measure up to nine feet in length, but is only about 20 atoms across. Genes are segments of DNA and contain the instructions to make proteins, the building blocks of life. The Human Genome Project was begun by the Federal government in 1986 to identify all genes, their location on the chromosome (mapping), their chemical composition (sequencing), and their function. Some people believe identifying the entire human genome may be the greatest challenge ever undertaken by man. In the past few years, private companies have joined with the government and universities in the search to unravel the basic genomic code.

     When selecting investments for the Fund, the Adviser will seek to identify companies that it believes are likely to benefit from new or innovative genomics products, services or processes that can enhance the companies' prospects for future earnings growth. Some of these companies may not have an established history of revenue or earnings at the time of purchase. Dividend income, if any, is likely to be incidental. The Adviser may decide to sell securities given a variety of circumstances, such as when a security no longer appears to the Adviser to offer capital appreciation, when an investment opportunity arises that the Adviser believes is more compelling, or to realize gains or limit losses.

                                      RISKS

Sector Risk

     The Fund invests primarily in companies engaged in genomics and genomics-related activities. The value of this type of company is particularly vulnerable to rapidly changing technology, extensive government regulation, inconsistent regulation in different countries or markets, and relatively high risks of obsolescence caused by scientific and technological advances. Technology sectors historically have been volatile, and securities of companies in these sectors may be subject to abrupt or erratic price movements. For such reasons, the Fund may experience greater volatility than funds with portfolio investments which are not subject to these types of risks.

     The economic prospects of genomics companies can dramatically fluctuate due to changes in the regulatory and competitive environment in which these companies operate. A substantial portion of services and research is funded or subsidized by the government, so changes in government policy at the federal or state level may affect the demand for these products or services, and the continuation or success of research and development efforts. Regulatory approvals often entail lengthy application and testing procedures and are generally required before new products may be introduced. The Adviser will seek to reduce such risks through extensive research, and emphasis on more globally-competitive companies.

     The Fund will seek to identify equity securities of companies conducting genomics or genomic-related activities. Typically, these companies' products or services compete on a global, rather than a predominately domestic or regional basis, and the securities of these companies may be subject to fluctuations in value due to the effect of changes in the relative values of currencies where the companies conduct their businesses. The history of these markets reflect both decreases and increases in worldwide currency valuations, and these may reoccur unpredictably in the future.

Stock Market Risk

     The Fund is subject to stock market risk, which is the possibility that stock prices overall will decline over short or even long periods. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. Therefore, the value of your investment in the Fund may increase or decrease. The Fund's investment success depends on the skill of the Adviser in evaluating, selecting and monitoring the portfolio assets. If the Adviser's conclusions about asset allocation or selection are incorrect, the Fund may not perform as anticipated.

Small Companies Risk

     The Fund may invest in companies with small market capitalization (i.e., less than $250 million) or companies that have relatively small revenues, limited product lines, and a small share of the market for their products or services (collectively, "small companies"). Small companies are also characterized by the following: (1) they may lack depth of management; (2) they may be unable to internally generate funds necessary for growth or potential development or to generate such funds through external financing on favorable terms; and (3) they may be developing or marketing new products or services for which markets are not yet established and may never become established. Due to these and other factors, small companies may suffer significant losses, as well as realize substantial growth. Thus, securities of small companies present greater risks than securities of larger, more established companies.

     Historically, stocks of small companies have been more volatile than stocks of larger companies and are, therefore, more speculative than investments in larger companies. Among the reasons for the greater price volatility are the following: (1) the less certain growth prospects of smaller companies; (2) the lower degree of liquidity in the markets for such stocks; and (3) the greater sensitivity of small companies to changing economic conditions. Besides exhibiting greater volatility, small company stocks may, to a degree, fluctuate independently of larger company stocks. Small company stocks may decline in price as large company stocks rise, or rise in price as large company stocks decline. To the extent that securities of small companies are not liquid, the Fund will limit its investments in such securities to not more than 15% its of assets. You should expect that the value of Fund shares may be more volatile than the shares of a mutual fund investing primarily in larger company stocks.

Diversification

     The Fund is non-diversified under the 1940 Act. However, because it intends to qualify as a "regulated investment company" for purposes of Subchapter M of the Internal Revenue Code of 1985, as amended (the "Code"), the Fund must meet certain diversification requirements. These include the requirement that at the end of each tax year quarter, at least 50% of the market value of its total assets must be invested in cash, cash equivalents, U.S. government securities, and securities of issuers (including foreign governments), in which it has invested not more than 5% of its assets. A regulated investment company is also limited in its purchases of voting securities of any issuer and may invest no more than 25% of the value of its total assets in securities (other than U.S. Government securities) of any one issuer or of two or more issuers that the Fund controls and are engaged in the same, similar or related trades or business.

Concentration

     In addition, the Fund may invest more than 25% of its assets in what may be considered a single industry sector or several closely related industries.
Accordingly, the Fund may be more susceptible to the effects of adverse economic, political or regulatory developments affecting a single issuer or industry sector than funds that diversify to a greater extent.

Temporary Defensive Positions

     When the Fund's management believes that investments should be deployed in a temporary defensive posture because of economic or market conditions, the Fund may invest up to 100% of its assets in U.S. Government securities (such as bills, notes, or bonds of the U.S. Government and its agencies) or other forms of indebtedness such as bonds or certificates of deposits. When the Fund is in a temporary defensive position it may not achieve its investment objective of capital appreciation.

                                   MANAGEMENT

The Company

     The Company was organized under the laws of the State of Maryland in May, 1997. The Company is an open-end management investment company registered under the 1940 Act and is commonly known as a "mutual fund". The Company has retained the Adviser to manage all aspects of the investments of the Fund.

Investment  Adviser

     xGENx, LLC (the "Adviser"), 555 Quince Orchard Road, Suite 610, Gaithersburg, Maryland 20878, manages the investments of the Fund pursuant to the Investment Advisory Agreement (the "Advisory Agreement"). Under the Advisory Agreement, the Adviser, subject to the general supervision of the Board of Directors of the Company, manages the Fund in accordance with its investment objective and policies, makes decisions with respect to, and places orders for, all purchases and sales of portfolio securities, and maintains related records.

     Under the Advisory Agreement, the monthly compensation paid to the Adviser is accrued daily at an annual rate of 1.00% on the first $250 million of average daily net assets of the Fund; 0.875% on the average daily net assets of the Fund in excess of $250 million and not more than $500 million; and 0.75% on the average daily net assets of the Fund over $500 million. For the fiscal year ended August 31, 2001, the Adviser waived its fees.

     In the interest of limiting expenses of the Fund, the Adviser has entered into a contractual expense limitation agreement with the Company. Pursuant to the agreement, the Adviser has agreed to waive or limit its fees and to assume other expenses for the first three years following commencement of operations so that the ratio of total annual operating expenses for the Fund will not exceed 1.90% of net assets. The limit does not apply to interest, taxes, brokerage commissions, other expenditures capitalized in accordance with generally accepted accounting principles or other extraordinary expenses not incurred in the ordinary course of business.

     The Adviser will be entitled to reimbursement of fees waived or reimbursed by the Adviser to the Fund. The total amount of reimbursement recoverable by the Adviser (the "Reimbursement Amount") is the sum of all fees previously waived or reimbursed by the Adviser to the Fund during any of the previous five (5) years, less any reimbursement previously paid by the Fund to the Adviser with respect to any waivers, reductions, and payments made with respect to the Fund. The Reimbursement Amount may not include any additional charges or fees, such as interest accruable on the Reimbursement Amount. Such reimbursement must be authorized by the Board of Directors of the Company.

     Steve Newby is President of the Adviser and is the portfolio manager of the Fund since its inception on March 1, 2000. Since July 1990, Mr. Newby has been President of Newby & Company, a securities broker-dealer firm located in Gaithersburg, Maryland. Newby & Company is a member firm of the National Association of Securities Dealers and the Securities Investor Protection Corporation.

                             SHAREHOLDER INFORMATION

     The Fund's share price, called its NAV per share, is determined as of the close of trading on the New York Stock Exchange ("NYSE") (currently 4:00 p.m. Eastern time) on each business day (the "Valuation Time") that the NYSE is open. As of the date of this prospectus, the Fund is informed that the NYSE observes the following holidays: New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. NAV per share is computed by adding the total value of the Fund's investments and other assets, subtracting any liabilities and then dividing by the total number of shares outstanding.

     Shares are bought, sold or exchanged at the NAV determined after a request has been received in proper form. Any request received in proper form before the Valuation Time will be processed the same business day. Any request received in proper form after the Valuation Time will be processed the next business day.

     The Fund reserves the right to refuse to accept an order in certain circumstances, such as, but not limited to, orders from short-term investors such as market timers, or orders without proper documentation.

     The Fund's securities are valued at current market prices. Investments in securities traded on the national securities exchanges or included in the NASDAQ National Market System are valued at the last reported sale price. Other securities traded in the over-the-counter market and listed securities for which no sales are reported on a date are valued at the last reported bid price. Short-term debt securities (less than 60 days to maturity) are valued at their fair market value using amortized cost. Other assets for which market prices are not readily available are valued at their fair value as determined in good faith under procedures set by the Directors.

                                PURCHASING SHARES

     Shares of the Fund may be purchased directly from First Dominion Capital Corp. (the "Distributor") or through brokers or dealers who are members of the National Association of Securities Dealers, Inc. There are no sales charges in connection with purchasing or redeeming shares of the Fund When an investor acquires shares of the Fund from a securities broker-dealer, the investor may be charged a transaction fee by that broker-dealer. The minimum initial investment in the Fund is $5,000 and additional investments must be in amounts of $100 or more. The Fund retains the right to refuse to accept any order.

Purchases by Mail

     For initial purchases, the account application form, which accompanies this prospectus, should be completed, signed and mailed to Fund Services, Inc. (the "Transfer Agent"), 1500 Forest Avenue, Suite 111, Richmond, Virginia 23229 together with your check payable to the Fund. For subsequent purchases, include with your check the tear-off stub from a prior purchase confirmation, or otherwise identify the name(s) of the registered owner(s) and taxpayer identification number(s).

Investing by Wire

     You may purchase shares by requesting your bank to transmit by wire directly to the Transfer Agent. To invest by wire, please call the Fund at (877) 433-GENE or the Transfer Agent at (800) 628-4077 to advise the fund of your investment. Your bank may charge you a small fee for this service. Once you have arranged to purchase shares by wire, please complete and mail the account application promptly to the Transfer Agent. This application is required to complete the Fund's records. You will not have access to your shares until the Fund's records are complete. Once your account is opened, you may make additional investments using the wire procedure described above. Be sure to include your name and account number in the wire instructions you provide your bank.

                            DISTRIBUTION ARRANGEMENTS

     The Fund is offered through financial supermarkets, investment advisers and consultants, financial planners, brokers, dealers and other investment professionals, and directly through the Distributor. Investment professionals who offer shares may require payments of fees from their individual clients. If you invest through a third party, the policies and fees may be different than those described in this prospectus. For example, third parties may charge transaction fees or set different minimum investment amounts.

Rule 12b-1  Fees

     The Board of Directors has adopted a Plan of Distribution for the Fund's shares pursuant to Rule 12b-1 under the 1940 Act (the "Rule 12b-1 Plan"). Pursuant to the Rule 12b-1 Plan, the Fund may finance certain activities or expenses that are intended primarily to result in the sale of its shares. The Fund finances these distribution activities through payments made to the Distributor. The Fund may pay distribution fees (the "Rule 12b-1 Fee") at an annual rate of up to 0.25% of the Fund's average daily net assets. The Fund may pay Rule 12b-1 fees for activities and expenses borne in the past 12 months in connection with the distribution of its shares as to which no Rule 12b-1 fee was paid because of the expense limitation. Because these fees are paid out of the Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost more than paying other types of sales charges.

General

     The Company reserves the right in its sole discretion to withdraw all or any part of the offering of shares of the Fund when, in the judgment of the Fund's management, such withdrawal is in the best interest of the Fund. An order to purchase shares is not binding on, and may be rejected by, the Fund until it has been confirmed in writing by the Fund and payment has been received.

                                REDEEMING SHARES

     You may redeem your shares at any time and in any amount by mail or telephone. For your protection, the Transfer Agent will not redeem your shares until it has received all the information and documents necessary for your request to be considered in proper order (see "Signature Guarantees"). You will be notified promptly by the Transfer Agent if your redemption request is not in proper order.

     The Fund's procedure is to redeem shares at the NAV determined after the Transfer Agent receives the redemption request in proper order. Payment will be made promptly, but no later than the seventh day following the receipt of the request in proper order. The Fund may suspend the right to redeem shares for any period during which the NYSE is closed or the U.S. Securities and Exchange Commission determines that there is an emergency. In such circumstances you may withdraw your redemption request or permit your request to be held for processing after the suspension is terminated.

     If you sell shares through a securities dealer or investment professional, it is such person's responsibility to transmit the order to the Fund in a timely fashion. Any loss to you resulting from failure to do so must be settled between you and such person.

     Delivery of the proceeds of a redemption of shares purchased and paid for by check shortly before the receipt of the request may be delayed until the Fund determines that the Transfer Agent has completed collection of the purchase check which may take up to 14 days. Also, payment of the proceeds of a redemption request for an account for which purchases were made by wire may be delayed until the Fund receives a completed application for the account to permit the Fund to verify the identity of the person redeeming the shares, and to eliminate the need for backup withholding.

Redemption  by Mail

     To redeem shares by mail, send a written request for redemption, signed by the registered owner(s) exactly as the account is registered. Certain written requests to redeem shares may require signature guarantees. For example, signature guarantees may be required if you sell a large number of shares, if your address of record on the account application has been changed within the last thirty (30) days, or if you ask that the proceeds to be sent to a different person or address. Signature guarantees are used to help protect you and the Fund. You can obtain a signature guarantee from most banks or securities dealers, but not from a Notary Public. Please call the Transfer Agent at (800) 628-4077 to learn if a signature guarantee is needed or to make sure that it is completed appropriately in order to avoid any processing delays.

Redemption by Telephone

     You may redeem your shares by telephone provided that you request this service on your initial Account application. If you request this service at a later date, you must send a written request along with a signature guarantee to the Transfer Agent. Once your telephone authorization is in effect, you may redeem shares by calling the Transfer Agent at (800) 628-4077. There is no charge for establishing this service, but the Transfer Agent will charge your account a $10 service fee for each telephone redemption. The Transfer Agent may change the amount of this service fee at any time without prior notice.

Redemption  by Wire

     If you request that your redemption proceeds be wired to you, please call your bank for instructions prior to writing or calling the Transfer Agent. Be sure to include your name, Fund account number, your account number at your bank and wire information from your bank in your request to redeem by wire.

Signature Guarantees

     To help protect you and the Fund from fraud, signature guarantees are required for: (1) all redemptions ordered by mail if you require that the check be payable to another person or that the check be mailed to an address other than the one indicated on the account registration; (2) all requests to transfer the registration of shares to another owner; and (3) all authorizations to establish or change telephone redemption service, other than through your initial account application. Signature guarantees may be required for certain other reasons. For example, a signature guarantee may be required if you sell a large number of shares or if your address of record on the account has been changed within the last thirty (30) days.

     In the case of redemption by mail, signature guarantees must appear on either: (1) the written request for redemption; or (2) a separate instrument of assignment (usually referred to as a "stock power") specifying the total number of shares being redeemed. The Fund may waive these requirements in certain instances.

     The following institutions are acceptable signature guarantors: (1) participants in good standing of the Securities Transfer Agents Medallion Program ("STAMP"); (2) commercial banks which are members of the Federal Deposit Insurance Corporation ("FDIC"); (3) trust companies; (4) firms which are members of a domestic stock exchange; (5) eligible guarantor institutions qualifying under Rule 17Ad-15 of the Securities Exchange Act of 1934, as amended, that are authorized by charter to provide signature guarantees (e.g., credit unions, securities dealers and brokers, clearing agencies and national securities exchanges); and (6) foreign branches of any of the above. In addition, the Company will guarantee your signature if you personally visit its offices at 1500 Forest Avenue, Suite 223, Richmond, Virginia 23229. The Transfer Agent cannot honor guarantees from notaries public, savings and loan associations, or savings banks.

Small  Accounts

     Due to the relatively higher cost of maintaining small accounts, the Fund may deduct $50 per year from your account or may redeem the shares in your account, if it has a value of less than $5,000. The Fund will advise you in writing thirty (30) days prior to deducting the annual fee or closing your account, during which time you may purchase additional shares in any amount necessary to bring the account back to $5,000. The Fund will not charge or close your account if it falls below $5,000 solely because of a market decline.

Automatic  Investment  Plan

     Existing shareholders, who wish to make regular monthly investments in amounts of $100 or more, may do so through the Automatic Investment Plan. Under the Plan, your designated bank or other financial institution debits a pre-authorized amount from your account on or about the 15th day of each month and applies the amount to the purchase of shares. To use this service, you must authorize the transfer of funds by completing the Plan section of the account application and sending a blank voided check.

Exchange  Privileges

     You may exchange all or a portion of your shares for the shares of a suitable money market fund. Please contact the Transfer Agent for details. Your account may be charged $10 for a telephone exchange fee. An exchange is treated as a redemption and a purchase and may result in realization of a gain or loss on the transaction.

Modification  or  Termination

     Excessive trading can adversely impact Fund performance and shareholders. Therefore, the Company reserves the right to temporarily or permanently modify or terminate the Exchange Privilege. The Company also reserves the right to refuse exchange requests by any person or group if, in the Company's judgment, the Fund would be unable to invest the money effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected. The Company further reserves the right to restrict or refuse an exchange request if the Company has received or anticipates simultaneous orders affecting significant portions of the Fund's assets or detects a pattern of exchange requests that coincides with a "market timing" strategy. Although the Company will attempt to give you prior notice when reasonable to do so, the Company may modify or terminate the Exchange Privilege at any time.

                             DISTRIBUTION AND TAXES

Dividends and Capital Gain Distributions

     Dividends from net investment income, if any, are declared annually. The Fund intends to distribute annually any net capital gains.

     Distributions will automatically be reinvested in additional shares, unless you elect to have the distributions paid to you in cash. There are no sales charges or transaction fees for reinvested dividends and all shares will be purchased at NAV. If the investment in shares is made within an IRA, all dividends and capital gain distributions must be reinvested.

     Unless you are investing through a tax deferred retirement account, such as an IRA, it is not to your advantage to buy shares of the Fund shortly before the next distribution, because doing so can cost you money in taxes. This is known as "buying a dividend". To avoid buying a dividend, check the Fund's distribution schedule before you invest.

Taxes

     In general, Fund distributions are taxable to you as either ordinary income or capital gains. This is true whether you reinvest your distributions in additional shares of the Fund or receive them in cash. Any capital gains the Fund distributes are taxable to you as long-term capital gains no matter how long you have owned your shares. Other Fund distributions (including distributions attributable to short-term capital gains of the Fund) will generally be taxable to you as ordinary income. Every January, you will receive a statement that shows the tax status of distributions you received for the previous year. Distributions declared in December but paid in January are taxable as if they were paid in December.

     When you sell shares of the Fund, you may have a capital gain or loss. For tax purposes, an exchange of your shares of the Fund for shares of a different fund of the Company is the same as a sale. The individual tax rate on any gain from the sale or exchange of your shares depends on how long you have held your shares.

     Fund distributions and gains from the sale or exchange of your shares will generally be subject to state and local income tax. The one major exception to these principles is that distributions on, and sales, exchanges and redemptions of, shares held in an IRA (or other tax deferred retirement account) will not be currently taxable. Non-U.S. investors may be subject to U.S. withholding and estate tax. You should consult with your tax adviser about the federal, state, local or foreign tax consequences of your investment in the Fund. By law, the Fund must withhold 31% of your taxable distribution and proceeds if you do not provide your correct taxpayer identification number (TIN) or certify that your TIN is correct, or if the IRS has notified you that you are subject to backup withholding and instructs the Fund to do so.

                           SHAREHOLDER COMMUNICATIONS

     The Fund may eliminate duplicate mailings of portfolio materials to shareholders who reside at the same address, unless instructed to the contrary. Investors may request that the Fund send these documents to each shareholder individually by calling the Fund at (800) 527-9525.

                              FINANCIAL HIGHLIGHTS

     The financial highlights table is intended to help you understand the Fund's financial performance for the period of the Fund's operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned [or lost] on an investment in the Fund (assuming reinvestment of all dividends and distributions). The Fund's financial highlights for the periods presented have been audited by Tait, Weller and Baker, independent auditors, whose unqualified report thereon, along with the Fund's financial statements, are included in the Fund's Annual Report to Shareholders (the "Annual Report") and are incorporated by reference into the SAI. Additional performance information for the Fund is included in the Annual Report. The Annual Report and the SAI are available at no cost from the Fund at the address and telephone number noted on the back page of this prospectus. The following information should be read in conjunction with the financial statements and notes thereto.

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD


                                                Year ended      Period ended
                                                August 31, 2001 August 31, 2000*
                                                --------------- ---------------
Per Share Operating Performance
Net asset value, beginning of period            $10.54           $10.00

Income from investment operations-
   Net investment loss                          (0.10)            (0.03)
   Net realized and unrealized gain
    on investments                              (5.97)             0.57
                                                ------           ------
Total from investment operations                (6.07)             0.54
                                                ------           ------
Less distributions-
   Distributions from net realized gains
    on investments                              (0.14)              ---
                                               -------           ------
   Total distributions                          (0.14)              ---
                                               -------           ------
Net asset value, end of period                 $ 4.33            $10.54
                                               =======           ======

Total Return                                   (57.49%)            5.40%

Ratios/Supplemental Data
   Net assets, end of period (000's)          $18,830           $28,822
Ratio to average net assets (A)
   Expenses  (B)                                 1.98%             1.89%**
   Expense ratio - net (C)                       1.90%             1.89%**
   Net investment loss                          (1.90%)           (1.73%)**
Portfolio turnover rate                         70.97%            85.25%

-----------------------------------

*     Commencement of operation was March 1, 2000.
**    Annualized

(A) Management fee waivers and reimbursements reduced the expense ratio and increased the net investment loss ratio by 0.29% for the year ended August 31, 2001 and 1.44% for the period ended August 31, 2000.

(B) The expense ratio has been increased to include custodial fees which were offset by custodian fee credits and before management fee waivers and reimbursements.

(C) The expense ratio - net reflects the effect of the management fee waivers and reimbursements and custodian fee credits the Fund received.

You'll find more information about the Fund in the following documents:

     The Fund's annual and semi-annual reports will contain more information about the Fund and a discussion of the market conditions and investment strategies that had a significant effect on the Fund's performance during the last fiscal year.

     For more information about the Fund, you may wish to refer to the Fund's SAI dated January 2, 2002, which is on file with the SEC and incorporated by reference into this prospectus. You can obtain a free copy of the SAI by writing to The World Funds, Inc., 1500 Forest Avenue, Suite 223, Richmond, Virginia 23229, by calling toll free (800) 527-9525 or by e-mail at: mail@shareholderservices.com. General inquiries regarding the Fund may also be directed to the above address or telephone number.

     Information about the Company, including the SAI, can be reviewed and copied at the SEC's Public Reference Room, 450 Fifth Street NW, Washington, D.C. Information about the operation of the Public Reference Room may be obtained by calling the SEC at (202) 942-8090. Reports and other information regarding the Fund are available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address:
publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington D.C. 20549-0102.

(Investment Company Act File No. 811-8255)

                              THE WORLD FUNDS, INC.
                         1500 FOREST AVENUE, SUITE 223
                           RICHMOND, VIRGINIA 23229
                                 (800) 527-9525

                       STATEMENT OF ADDITIONAL INFORMATION

                        SAND HILL PORTFOLIO MANAGER FUND


     This Statement of Additional Information ("SAI") is not a prospectus. It should be read in conjunction with the current prospectus of the Sand Hill Portfolio Manager Fund (the "Fund") dated January 2, 2002. You may obtain the prospectus of the Fund, free of charge, by writing to The World Funds, Inc. at 1500 Forest Avenue, Suite 223, Richmond, VA 23229 or by calling (800) 527-9525.

     The Fund's audited financial statements and notes thereto for the year ended August 31, 2001 and the unqualified report of Tait, Weller & Baker, the Fund's independent auditors, on such financial statements are included in the Fund's Annual Report to Shareholders for the year ended August 31, 2001 (the "Annual Report") and are incorporated by reference into this SAI. No other parts of the Annual Report are incorporated herein. A copy of the Annual Report accompanies this SAI and an investor may obtain a copy of the Annual Report by writing to the Fund or calling (800) 527-9525.



The date of this SAI is January 2, 2002

TABLE OF CONTENTS                                             PAGE
------------------                                            ----
General Information
Investment Objectives
Strategies and Risks
Investment Restrictions
Management of the Company
Principal Holders of Securities
Adviser and Advisory Agreements
Management-Related Services
Portfolio Transactions
Capital Stock and Dividends
Additional Information About Purchases and Sales
Tax Status
Investment Performance
Financial Information

                               GENERAL INFORMATION

     The World Funds, Inc. (the "Company") was organized under the laws of the State of Maryland in May, 1997. The Company is an open-end management investment company registered under the Investment Company Act of 1940, as amended, (the "1940 Act") commonly known as a "mutual fund". This SAI relates to the prospectus for Class Y Shares of the Sand Hill Portfolio Manager Fund (the "Fund"). The Fund is also authorized to issue three other classes of shares of the Fund, Class A Shares, Class B Shares and Class C Shares, which are described in a separate statement of additional information and related prospectus. Each class of shares is substantially the same as they each represent an interest in the same portfolio of securities and only differ to the extent that they bear different expenses. The Fund is a separate investment portfolio or series of the Company. The Fund is a "diversified" series as that term is defined in the 1940 Act.

              ADDITIONAL INFORMATION ABOUT THE FUND'S INVESTMENTS

     The following information supplements the discussion of the Fund's investment objective and policies. The Fund's investment objective and fundamental investment policies may not be changed without approval by vote of a majority of the outstanding voting shares of the Fund. As used in this SAI, a "majority of outstanding voting shares" means the lesser of: (1) 67% of the voting shares of the Fund represented at a meeting of shareholders at which the holders of 50% or more of the shares of the Fund are represented; or (2) more than 50% of the outstanding voting shares of the Fund. The investment programs, restrictions and the operating policies of the Fund that are not fundamental policies can be changed by the Board of Directors of the Company without shareholder approval.

                              INVESTMENT OBJECTIVES

     The Fund's investment objective is to maximize total return. Total return consists of realized and unrealized appreciation plus income. All investments entail some market and other risks and there is no assurance that the Fund will achieve its investment objective. You should not rely on an investment in the Fund as a complete investment program.

                              STRATEGIES AND RISKS

     The  Fund  invests  in  three  major   categories  of  investment:   equity
securities, debt securities and short-term investments. Each of these categories may include securities of domestic or foreign issuers.

     The following discussion of investment techniques and instruments supplements, and should be read in conjunction with, the investment information in the Fund's prospectus. In seeking to meet its investment objective, the Fund may invest in any type of security whose characteristics are consistent with its investment program described below.

INVESTMENT PROGRAMS

Depositary Receipts

     The Fund invests on a global basis to take advantage of investment opportunities both within the U.S. and other countries. The Fund may buy foreign securities directly in their principal markets or indirectly through the use of depositary receipts. The Fund may invest in sponsored and unsponsored American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDR's), and other similar depositary receipts. ADRs are issued by an American bank or trust company and evidence ownership of underlying securities of a foreign company. EDRs are issued in Europe, usually by foreign banks, and evidence ownership of either foreign or domestic underlying securities. A foreign country may withhold taxes on dividends or distributions paid on the securities underlying the ADRs and EDRs, thereby reducing the dividend or distribution amount received by the Fund.

     Unsponsored ADRs and EDRs are issued without the participation of the issuer of the underlying securities. As a result, information concerning the issuer may not be as current as for sponsored ADRs and EDRs. Holders of unsponsored ADRs generally bear all the costs of the ADR facilities. The depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited securities or to pass through voting rights to the holders of such receipts in respect of the deposited securities. Therefore, there may not be a correlation between information concerning the issuer of the security and the market value of an unsponsored ADR.

Repurchase Agreements

     As a means of earning income for periods as short as overnight, the Fund may enter into repurchase agreements that are collateralized by U.S. Government Securities. Under a repurchase agreement, the Fund acquires a security, subject to the seller's agreement to repurchase that security at a specified time and price. The Fund considers a purchase of securities under repurchase agreements to be a loan by the Fund. The investment adviser monitors the value of the collateral to ensure that its value always equals or exceeds the repurchase price and also monitors the financial condition of the seller of the repurchase agreement. If the seller becomes insolvent, the ability to dispose of the securities held as collateral may be impaired and the Fund may incur extra costs. Repurchase agreements for periods in excess of seven days may be deemed to be illiquid.

Debt Securities

     The Fund may invest in investment grade debt securities, which are securities rated Baa or higher by Moody's Investors Service, Inc. ("Moody's"), or BBB or higher by Standard & Poor's Ratings Group ("S&P") at the time of purchase or, unrated securities which Sand Hill Advisors, Inc. (the "Adviser") believes to be of comparable quality. The Fund does not currently intend to invest more than 5% of its total assets in securities that are below investment grade or that are unrated. Securities rated as Baa or BBB are generally considered to be investment grade although they have speculative characteristics and changes in economic conditions or circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case for higher rated debt securities.

     Debt securities consist of bonds, notes, government and government agency securities, zero coupon securities, convertible bonds, asset-backed and mortgage-backed securities, and other debt securities whose purchase is consistent with the Fund's investment objective. The Fund's investments may include international bonds that are denominated in foreign currencies, including the European Currency Unit or "Euro". International bonds are defined as bonds issued in countries other than the United States. The Fund's investments may include debt securities issued or guaranteed by supranational organizations, corporate debt securities, bank or holding company debt securities.

U.S. Government Securities

     The Fund may invest in U.S. Government Securities that are obligations of, or guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as U.S. Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association ("GNMA"), are supported by the full faith and credit of the United States; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Treasury; others, such as those of the Federal National Mortgage Association ("FNMA"), are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; and still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality.

     U.S. Government securities include (1) securities that have no interest coupons (see "Zero Coupon Securities" below) or have been stripped of their unmatured interest coupons, (2) individual interest coupons from such securities that trade separately, and (3) evidences of receipt of such securities. Such securities that pay no cash income are purchased at a deep discount from their value at maturity. Because interest on zero coupon and stripped securities is not distributed on a current basis but is, in effect, compounded, such securities tend to be subject to greater market risk than interest-payment securities.

Zero Coupon Securities

     The Fund may invest in zero coupon securities. Certain zero coupon securities are convertible into common stock and offer the opportunity for capital appreciation as increases (or decreases) in the market value of such securities follows the movements in the market value of the underlying common stock. Zero coupon convertible securities generally are expected to be less volatile than the underlying common stock as they usually are issued with intermediate to short maturities (15 years or less) and are issued with options and/or redemption features exercisable by the holder of the securities entitling the holder to redeem the securities and receive a defined cash payment.

     Zero coupon securities also include securities issued directly as zero coupon securities by the U.S. Treasury, and U.S. Treasury bonds or notes which have their unmatured interest coupons separated by their holder, typically a custodian bank or investment brokerage firm. The holder separates ("strips") the interest coupons from the underlying principal of the U.S. Treasury security.

     When U.S. Treasury obligations have been stripped of their unmatured interest coupons by the holder, the principal is sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic interest (cash) payments. Once the U.S. Treasury obligation is stripped, the principal and coupons may be sold separately. Typically, the coupons are sold individually or grouped with other coupons with like maturity dates and sold bundled in such form. Purchasers of stripped obligations acquire, in effect, discounted obligations that are similar to zero coupon securities that the Treasury sells directly.

International Bonds

     International bonds are defined as bonds issued in countries other than the United States. The Fund's investments in international bonds may include debt securities issued or guaranteed by a foreign national government, its agencies, instrumentalities or political subdivisions, debt securities issued or guaranteed by supranational organizations, foreign corporate debt securities, bank or holding company debt securities and other debt securities including those convertible into common stock.

Mortgage-Backed and Asset-Backed Securities

     Mortgage-backed securities include, but are not limited to, securities issued by the Government National Mortgage Association and the Federal Home Loan Mortgage Association. Mortgage-backed securities represent ownership in specific pools of mortgage loans. Unlike traditional bonds which pay principal only at maturity; mortgage-backed securities make unscheduled principal payments to the investor as principal payments are made on the underlying loans in each pool. Like other fixed-income securities, when interest rates rise, the value of a mortgage-backed security will decline. However, when interest rates decline, the value of a mortgage-backed security with prepayment features may not increase as much as other fixed-income securities.

     Asset-backed securities participate in, or are secured by and payable from, a stream of payments generated by particular assets, such as credit card, motor vehicle or trade receivables. They may be pass-through certificates which are similar to mortgage-backed commercial paper, which is issued by an entity organized for the sole purpose of issuing the commercial paper and purchasing the underlying assets. The credit quality of asset-backed securities depends primarily on the quality of the underlying assets and the level of any credit support provided. The weighted average lives of mortgage-backed and asset-backed securities are likely to be substantially shorter than their stated final maturity dates would imply because of the effect of scheduled and unscheduled principal prepayments. Pay-downs of mortgage-backed and asset-backed securities may result in income or loss being realized earlier than anticipated for tax and accounting purposes.

Convertible Securities

     The Fund may invest in convertible securities. Traditional convertible securities include corporate bonds, notes and preferred stocks that may be converted into or exchanged for common stock, and other securities that also provide an opportunity for equity participation. These securities are convertible either at a stated price or a stated rate (that is, for a specific number of shares of common stock or other security). As with other fixed income securities, the price of a convertible security generally varies inversely with interest rates. While providing a fixed income stream, a convertible security also affords the investor an opportunity, through its conversion feature, to participate in the capital appreciation of the common stock into which it is convertible. As the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis and so they may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the price of a convertible security tends to rise as a reflection of the value of the underlying common stock. To obtain such an opportunity for a higher yield or capital appreciation, the Fund may have to pay more for a convertible security than the value of the underlying common stock. The Fund will generally hold common stock it acquires upon conversion of a convertible security for so long as the Adviser anticipates such stock will provide the Fund with opportunities that are consistent with its investment objective and policies.

Warrants

     The Fund may invest up to 5% of its net assets (no more than 2% in securities not listed on a national exchange) in warrants. The value of warrants is derived solely from capital appreciation of the underlying equity securities. Warrants have no voting rights, pay no dividends and have no rights with respect to the assets of the corporation issuing them. Warrants are options to purchase equity securities at a specific price for a specific period of time. If the Fund does not exercise or dispose of a warrant prior to its expiration, it will expire worthless. They do not represent ownership of the securities, but only the right to buy them. Warrants differ from call options in that warrants are issued by the underlying corporation, whereas call options may be written by anyone.

Investment Companies

     The Fund may invest up to 10% of its assets in shares of closed-end investment companies. Investments in such investment companies are subject to limitations under the 1940 Act. Investment in closed-end funds is subject to the willingness of investors to sell their shares in the open market and the Fund may have to pay a substantial premium to acquire shares of closed-end funds in the open market. The yield of such securities will be reduced by the operating expenses of such companies. Under the 1940 Act limitations, the Fund may not own more than 3% of the total outstanding voting stock of any other investment company nor may it invest more than 5% of its assets in any one investment company or invest more than 10% of its assets in securities of all investment companies combined.

     Investors in the Fund should recognize that by investing in investment companies indirectly through the Fund, they will bear not only their proportionate share of the Fund's expenses (including operating costs and investment advisory and administrative fees) but also, indirectly, similar expenses of the underlying investment company. Finally, investors should recognize that, as a result of the Fund's policies of investing in other investment companies, they may receive taxable capital gains distributions to a greater extent than would be the case if they invested directly in the underlying investment companies.

Illiquid Securities

     The Fund may invest up to 15% of its net assets in illiquid securities. The term "illiquid securities" means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the securities. Illiquid securities include generally, among other things, certain written over-the-counter options, securities or other liquid assets as cover for such options, repurchase agreements with maturities in excess of seven days, certain loan participation interests and other securities whose disposition is restricted under the federal securities laws.

When-Issued Securities

     The Fund may purchase securities on a when-issued or forward delivery basis for payment and delivery at a later date. The price and yield are generally fixed on the date of commitment to purchase. During the period between purchase and settlement, no interest accrues to the Fund. At the time of settlement, the market value of the security may be more or less than the purchase price. The Fund's net asset value reflects gains or losses on such commitments each day, and the Fund segregates liquid assets each day sufficient to meet the Fund's obligations to pay for the securities.

STRATEGIC TRANSACTIONS

     The Fund may, but is not required to, utilize various other investment strategies described below which use derivative investments to hedge various market risks (such as changes in interest rates, currency exchange rates, and securities prices) or to enhance potential gain.

     In the course of pursuing these investment strategies, the Fund may purchase and sell exchange listed put and call options on securities or securities indices, and enter into various currency transactions such as currency forward contracts, or options on currencies (collectively, all the above are called "Strategic Transactions"). Strategic Transactions may be used
(1) to attempt to protect against possible changes in the market value of securities held in, or to be purchased for, the Fund's portfolio resulting from securities markets or currency exchange rate fluctuations, (2) to protect the Fund's unrealized gains in the value of its portfolio securities, (3) to facilitate the sale of such securities for investment purposes, or (4) to establish a position in the options markets as a temporary substitute for purchasing or selling particular securities. The Fund may use any or all of these investment techniques at any time and there is no particular strategy that dictates the use of one technique rather than another, as use of any Strategic Transaction is a function of numerous variables, including market conditions. The ability of the Fund to utilize these Strategic Transactions successfully will depend on the Adviser's ability to predict pertinent market movements, which cannot be assured. The Fund will comply with applicable regulatory requirements when implementing these strategies, techniques and instruments.

     The risks associated with Strategic Transactions include possible default by the other party to the transaction, illiquidity and, to the extent the Adviser's view as to certain market movements is incorrect, the risk that the use of such Strategic Transactions could result in losses greater than if they had not been used. Use of put and call options may (1) result in losses to the Fund, (2) force the sale or purchase of portfolio securities at inopportune times or for prices higher than (in the case of put options) or lower than (in the case of call options) current market values, (3) limit the amount of appreciation the Fund can realize on its investments or (4) cause the Fund to hold a security it might otherwise sell. The use of currency transactions can result in the Fund incurring losses as a result of a number of factors, including the imposition of exchange controls, suspension of settlements, or the inability to deliver or receive a specified currency. Although the use of options transactions for hedging should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time it tends to limit any potential gain which might result from an increase in value of such position. Losses resulting from the use of Strategic Transactions would reduce net asset value, and possibly income, and such losses can be greater than if the Strategic Transactions had not been utilized.

     When conducted outside the United States, Strategic Transactions may not be regulated as rigorously as in the United States, may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments. The value of such positions also could be adversely affected by: (1) other complex foreign political, legal and economic factors,
(2) less availability than in the United States of data on which to make trading decisions, (3) delays in the Fund's ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (4) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (5) lower trading volume and liquidity.

Put and Call Options

     A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the writer the obligation to buy, the underlying security, currency or other instrument at the exercise price. For instance, the Fund's purchase of a put option on a security might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value by giving the Fund the right to sell such instrument at the option exercise price. The purchase of a put option will constitute a short sale for federal tax purposes. The purchase of a put at a time when the substantially identical security held long has not exceeded the long term capital gain holding period could have adverse tax consequences. The holding period of the long position will be cut off so that even if the security held long is delivered to close the put, short term gain will be recognized. If substantially identical securities are purchased to close the put, the holding period of the securities purchased will not begin until the closing date. The holding period of the substantially identical securities not delivered to close the short sale will commence on the closing of the short sale.

     A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell, the underlying instrument at the exercise price. The Fund's purchase of a call option on a security, securities index, currency or other instrument might be intended to protect the Fund against an increase in the price of the underlying security.

     An American style put or call option may be exercised at any time during the option period while a European style put or call option may be exercised only upon expiration or during a fixed period prior thereto. The Fund is authorized to purchase and sell exchange listed options only. Exchange listed options are issued by a regulated intermediary such as the Options Clearing Corporation ("OCC"), which guarantees the performance of the obligations of the parties to such options. The discussion below uses the OCC as an example, but is also applicable to other financial intermediaries.

     With certain exceptions, OCC issued and exchange listed options generally settle by physical delivery of the underlying security or currency, although in the future cash settlement may become available. Index options are each settled for the net amounts, if any, by which the option is "in the money" (i.e., where the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. Frequently, rather than taking or making delivery of the underlying security through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option.

     The Fund's ability to close out its position as a purchaser or seller of an OCC or exchange listed put or call option is dependent, in part, upon liquidity of the option market. Among the possible reasons for the absence of a liquid option market on an exchange are: (1) insufficient trading interest in certain options; (2) restrictions on transactions imposed by an exchange; (3) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities including reaching daily price limits; (4) interruption of the normal operations of the OCC or an exchange; (5) inadequacy of the facilities of an exchange or OCC to handle current trading volume; or (6) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although outstanding options on that exchange would generally continue to be exercisable in accordance with their terms.

     The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

     If the Fund sells a call option, the premium that it receives may serve as a partial hedge, to the extent of the option premium, against a decrease in the value of the underlying securities or instruments in its portfolio or will increase the Fund's income. The sale of put options can also provide income.

     The Fund may purchase and sell exchange-listed call options on securities that are traded in U.S. and foreign securities exchanges and on securities indices and currencies. All calls sold by the Fund must be "covered" (i.e., the Fund must own the securities subject to the call) or must meet the asset segregation requirements described below as long as the call is outstanding. Even though the Fund will receive the option premium to help protect it against loss, a call sold by the Fund exposes the Fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or instrument and may require the Fund to hold a security or instrument which it might otherwise have sold.

     The Fund may purchase and sell exchange-listed put options on securities (whether or not it holds the above securities in its portfolio), and on securities indices and currencies. The Fund will not sell put options if, as a result, more than 25% of the Fund's assets would be required to be segregated to cover its potential obligations under such put options. In selling put options, there is a risk that the Fund may be required to buy the underlying security at a disadvantageous price above the market price. For tax purposes, the purchase of a put is treated as a short sale which may cut off the holding period for the security so it is treated as generating gain on securities held less than three months or short term capital gain (instead of long term) as the case may be.

Options on Securities Indices and Other Financial Indices

     The Fund may also purchase and sell call and put options on securities indices and other financial indices and in so doing can achieve many of the same objectives it would achieve through the sale or purchase of options on individual securities or other instruments. Options on securities indices and other financial indices are similar to options on a security or other instrument except that, rather than settling by physical delivery of the underlying instrument, they settle by cash settlement. This means an option on an index gives the holder the right to receive, upon exercise of the option an amount of cash if the closing level of the index upon which the option is based exceeds, in the case of a call or is less than, in the case of a put, the exercise price of the option. This amount of cash is equal to the excess of the closing price of the index over the exercise price of the option, which also may be multiplied by a formula value. The seller of the option is obligated, in return for the premium received, to make delivery of this amount. The gain or loss on an option on an index depends on price movements in the instruments making up the market, market segment, industry or other composite on which the underlying index is based, rather than price movements in individual securities, as is the case with respect to options on securities.

Currency Transactions

     The Fund may engage in currency transactions with counterparties in order to hedge the value of portfolio holdings denominated in particular currencies against fluctuations in relative value. The Fund's currency transactions may include forward currency contracts and exchange listed options on currencies. A forward currency contract involves a privately negotiated obligation to purchase or sell (with delivery generally required) a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract.

     The Fund's dealings in forward currency contracts will be limited to hedging involving either specific transactions or portfolio positions. In specific transaction hedging, the Fund enters into a currency transaction with respect to specific assets or liabilities of the Fund, in connection with the purchase or sale of its portfolio securities or the receipt of income therefrom. In position hedging, the Fund enters into a currency transaction with respect to portfolio security positions denominated or generally quoted in that currency.

     The Fund will not enter into a transaction to hedge currency exposure to an extent greater, after netting all transactions intended wholly or partially to offset other transactions, than the aggregate market value (at the time of entering into the transaction) of the securities held in its portfolio that are denominated or generally quoted in or currently convertible into such currency, other than with respect to proxy hedging as described below.

     The Fund may also cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to decline in value relative to other currencies to which the Fund has, or in which the Fund expects, to have portfolio exposure.

     To reduce the effect of currency fluctuations on the value of existing or anticipated holdings of portfolio securities, the Fund may also engage in proxy hedging. Proxy hedging is often used when the currency to which a fund's portfolio is exposed is difficult to hedge or to hedge against the U.S. dollar. Proxy hedging entails entering into a forward contract to sell a currency whose changes in value are generally considered to be linked to a currency or currencies in which some or all of the fund's portfolio securities are or are expected to be denominated, and to buy U.S. dollars. The amount of the contract would not exceed the value of the Fund's securities denominated in linked currencies. For example, if the Adviser considers that the Japanese yen is linked to the Euro, the Fund holds securities denominated in yen and the Adviser believes that the value of yen will decline against the U.S. dollar, the Adviser may enter into a contract to sell Euros and buy U.S. dollars. Currency hedging involves some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to a fund if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. Furthermore, there is the risk that the perceived linkage between various currencies may not be present or may not be present during the particular time that a fund is engaging in proxy hedging. If the Fund enters into a currency hedging transaction, it will comply with the asset segregation requirements described below.

     Currency transactions are subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be negatively affected by government exchange controls, blockages, and manipulations or exchange restrictions imposed by governments. These government actions can result in losses to a fund if it is unable to deliver or receive currency or funds in settlement of obligations and could also cause the Fund's hedges to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Currency exchange rates for a country's currency may fluctuate based on factors extrinsic to that country's economy.

Use of Segregated and Other Special Accounts

     Many Strategic Transactions, in addition to other requirements, require that the Fund segregate cash or liquid high grade securities with its custodian to the extent Fund obligations are not otherwise "covered" through the ownership of the underlying security, financial instruments or currency. In general, either the full amount of any obligation by the Fund to pay or deliver securities or assets must be covered at all times by the securities, instruments or currency required to be delivered, or, subject to any regulatory restrictions, an amount of cash or liquid high grade securities at least equal to the current amount of the obligation must be segregated with the custodian. The segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. For example, a call option written by the Fund will require the Fund to hold the securities subject to the call (or securities convertible into the needed securities without additional consideration) or to segregate cash or liquid high grade securities sufficient to purchase and deliver the securities if the call is exercised. A call option sold by the Fund on an index will require the Fund to own portfolio securities which correlate with the index or segregate cash or liquid high grade securities equal to the excess of the index value over the exercise price on a current basis. A put option written by the Fund requires the Fund to segregate cash or liquid, high grade securities equal to the exercise price.

     Except when the Fund enters into a forward contract for the purchase or sale of a security denominated in a particular currency, which requires no segregation, a currency contract which obligates the Fund to buy or sell currency will generally require the Fund to hold an amount of that currency or liquid securities denominated in that currency equal to the Fund's obligations or to segregate cash or liquid high grade securities equal to the amount of the Fund's obligation.

     OCC issued and exchange listed index options will generally provide for cash settlement. As a result, when the Fund sells these instruments it will only segregate an amount of assets equal to its accrued net obligations, as there is no requirement for payment or delivery of amounts in excess of the net amount. These amounts will equal 100% of the exercise price in the case of a non cash-settled put, the same as an OCC guaranteed listed option sold by the Fund, or the in-the-money amount plus any sell-back formula amount in the case of a cash-settled put or call. In addition, when the Fund sells a call option on an index at a time when the in-the-money amount exceeds the exercise price, the Fund will segregate, until the option expires or is closed out, cash or cash equivalents equal in value to such excess. OCC issued and exchange listed options sold by the Fund other than those that provide for cash settlement generally settle with physical delivery, and the Fund will segregate an amount of assets equal to the full value of the option.

     Strategic Transactions may be covered by other means when consistent with applicable regulatory policies. The Fund also enter into offsetting transactions so that its combined position, coupled with any segregated assets, equals its net outstanding obligation in related options and Strategic Transactions. For example, the Fund could purchase a put option if the strike price of that option is the same or higher than the strike price of a put option sold by the Fund. Moreover, if the Fund held a forward contract instead of segregating assets, the Fund could purchase a put option on the same forward contract with a strike price as high or higher than the price of the contract held. Other Strategic Transactions may also be offered in combinations. If the offsetting transaction terminates at the time of or after the primary transaction, no segregation is required, but if the offsetting transaction terminates prior to such time, assets equal to any remaining obligation would need to be segregated.

     In order for the Fund to qualify as a regulated investment company, the Fund's activities involving Strategic Transactions may be limited by the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended.

Restricted Securities

     The Fund may invest in restricted securities. Generally, "restricted securities" are securities which have legal or contractual restrictions on their resale. In some cases, these legal or contractual restrictions may impair the liquidity of a restricted security; in others, the legal or contractual restrictions may not have a negative effect on the liquidity of the security. Restricted securities which are deemed by the Adviser to be illiquid will be included in the Fund's policy which limits investments in illiquid securities.

Indexed Securities

     The Fund may purchase securities whose prices are indexed to the prices of other securities, securities indices, currencies, or other financial indicators. Indexed securities, or structured notes, are usually debt securities whose value at maturity, or coupon rate, is determined by reference to a specific instrument or index. Gold-indexed securities, for example, typically provide for a maturity value that depends on the price of gold, resulting in a security whose price tends to rise and fall together with gold prices.

European Currency

     Many European countries have adopted a single European currency, the Euro. On January 1,1999, the Euro became legal tender for all countries participating in the Economic and Monetary Union ("EMU"). A new European Central Bank has been created to manage the monetary policy of the new unified region. On the same date, the exchange rates were irrevocably fixed between the EMU member countries. National currencies will continue to circulate until they are replaced by Euro coins and bank notes by the middle of 2002.

     This change is likely to significantly impact the European capital markets in which the Fund may invest and may result in the Fund facing additional risks. These risks, which include, but are not limited to, volatility of currency exchange rates as a result of the conversion, uncertainty as to capital market reaction, conversion costs that may affect issuer profitability and creditworthiness, and lack of participation by some European countries, may increase the volatility of the Fund's net asset value per share.

Miscellaneous

     The Board of Directors may, in the future, authorize the Fund to invest in securities other than those listed in this SAI and in the prospectus, provided such investments would be consistent with the Fund's investment objective and would not violate the Fund's fundamental investment policies or restrictions.

                             INVESTMENT RESTRICTIONS

Fundamental Investment Policies and Restrictions

     The Fund has adopted the following fundamental investment restrictions which cannot be changed without approval by vote of a "majority of the outstanding voting securities" of the Fund. All other investment policies and practices described in this prospectus are not fundamental, meaning that the Board of Directors may change them without the approval of shareholders. As a matter of fundamental policy, the Fund may not:

(1) Purchase any security if, as a result of such purchase less than 75% of its assets would consist of cash and cash items, U.S. Government securities, securities of other investment companies, and securities of issuers in which it has not invested more than 5% of its assets;

(2) Purchase the securities of any issuer (other than obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities) if, as a result, more than 10% of the outstanding voting securities of any issuer would be held by the Fund;

(3) Borrow money; except through reverse repurchase agreements, or from banks for temporary or emergency purposes and then only in an amount not in excess of 20% of the value of its net assets. The Fund may borrow money to avoid the untimely disposition of assets to meet redemptions, in an amount up to 20% of the value of its net assets, provided it maintains asset coverage of 300% in connection with borrowings, and does not make other investments while such outstanding borrowings exceed 5% of its total assets;

(4) Invest more than 25% of its total assets in securities of companies in the same industry;

(5) Act as an underwriter of securities of other issuers, except to the extent that it may be deemed to be an underwriter in connection with the disposition of its portfolio securities;

(6) Make loans, except (i) loans of its portfolio securities and (ii) it may enter into repurchase agreements and purchase debt securities in accordance with its investment objective;

(7) Issue senior securities, (except it may engage in transactions such as those permitted by the SEC release IC-10666);

(8) Purchase or sell real estate, however liquid securities of companies which deal in real estate or interests therein would not be deemed to be an investment in real estate; and

(9)  Purchase or sell commodities or commodity contracts;

In applying the fundamental and non-fundamental policy concerning concentration:

(1) Except with respect to the Fund's investment restrictions concerning borrowings or senior securities, the percentage restriction on investment or utilization of assets is adhered to at the time an investment is made. A later change in percentage resulting from changes in the value or the total cost of the Fund's assets will not be considered a violation of the restriction; and

(2) Investments in certain categories of companies will not be considered to be investments in a particular industry. Examples of these categories include:
     (i) financial service companies will be classified according to the end users of their services, for example, automobile finance, bank finance and diversified finance will each be considered a separate industry; (ii) technology companies will be divided according to their products and
     services,  for  example,  hardware,  software,   information  services  and
     outsourcing,  or telecommunications  will each be a separate industry;  and
     (iii) utility companies will be divided according to their services, for example, gas, gas transmission, electric and telephone will each be considered a separate industry.

     In order to satisfy certain state regulatory requirements the Fund has agreed that, so long as its shares are offered for sale in such state(s), it will not:

(1)  invest  in  interests  in  oil,  gas,  or  other  mineral   exploration  or
     development programs;

(2) invest more than 5% of its total assets in the securities of any issuers which have (together with their predecessors) a record of less than three years continuous operations; and

(3) purchase or retain any securities if (i) one or more officers or Directors of the Company or the Fund's Adviser individually own or would own, directly or beneficially, more than 1/2 of 1 per cent of the securities of such issuer, and (ii) in the aggregate such persons own or would own more than 5% of such securities.

Non-Fundamental Policies and Restrictions

     In addition to the fundamental policies and investment restrictions described above, and the various general investment policies described in the prospectus and elsewhere in this SAI, the Fund will be subject to the following investment restrictions, which are considered non-fundamental and may be changed by the Board of Directors without shareholder approval. As a matter of non-fundamental policy, the Fund does not intend to:

(1)  Purchase or sell futures contracts or options thereon;

(2)  Make short sales of securities;

(3)  Make loans of portfolio securities;

(4)  Purchase or sell real estate limited partnership interests;

(5) Purchase or retain securities of any open-end investment company; purchase securities of closed-end investment companies except by purchase in the open market where no commission or profit to a sponsor or dealer results from such purchase; however, it may acquire investment company securities in connection with a plan of merger, consolidation, reorganization or acquisition of assets; in any event, it may not purchase more than 3% of the outstanding voting securities of another investment company, may not invest more than 5% of its assets in another investment company, and may not invest more than 10% of its assets in all investment companies combined;

(6) Borrow, pledge, mortgage or hypothecate its assets in excess, together with permitted borrowings, of 1/3 of its total assets;

(7) Purchase securities on margin, except that it may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts, if any, shall not constitute purchasing securities on margin;

(8) Invest more than 15% of its net assets in securities which are illiquid or not readily marketable, including repurchase agreements which are not terminable within 7 days (normally no more than 5% of its net assets will be invested in such securities);

(9) Purchase put options on write covered call options if, as a result, more than 25% of its total assets would be hedged with options;

(10) Write put options if, as a result, its total obligations upon exercise of written put options would exceed 25% of its total assets; (11) Purchase call options if, as a result, the current value of options premiums for call options purchased would exceed 5% of its total assets; and

(12) Purchase warrants, valued at the lower of cost or market, in excess of 5% of the value of its net assets; provided that no more than 2% of its net assets may be warrants that are not listed on the New York Stock Exchange or the American Stock Exchange.

NOTE:Items (9), (10) and (11) above do not apply to options attached to, or purchased as a part of, their underlying securities.

                            MANAGEMENT OF THE COMPANY

Directors and Officers

     The Company is governed by a Board of Directors, which is responsible for protecting the interest of shareholders. The directors are experienced business persons who meet throughout the year to oversee the Company's activities, review contractual arrangements with companies that provide services to the Fund, and review performance. The names, addresses and ages of the directors and officers of the Company, together with information as to their principal occupations during the past five years, are listed below. The director who is considered an "interested person" as defined in Section 2(a)(19) of the 1940 Act, as well as those persons affiliated with any manager or investment adviser to a fund of the Company, and the principal underwriter, and officers of the Company, are noted with an asterisk (*).

                          Position(s) Held     Principal Occupation(s)
Name, Address and Age     With Registrant      During the Past 5 Years
---------------------     -----------------    ------------------------

*John Pasco, III (1)      Chairman, Director   Mr. Pasco is Treasurer and a
1500 Forest Avenue        and Treasurer        Director of Commonwealth
Richmond, VA 23229                             Shareholder Services, Inc.,
(55)                                           ("CSS"), the Company's
                                               Administrator, since 1985;
                                               President and Director
                                               of First Dominion Capital Corp.,
                                               ("FDCC"), the Company's
                                               underwriter; Director and
                                               shareholder of Fund
                                               Services Inc., the Company's
                                               Transfer and  Disbursing Agent,
                                               since 1987; President and
                                               Treasurer of Commonwealth Capital
                                               Management, Inc. since 1983 which
                                               also owns an interest in the
                                               investment manager of The New
                                               Market Fund and an interest in
                                               the investment adviser to the
                                               Third Millennium Russia Fund, two
                                               other funds of the Company;
                                               President of Commonwealth Capital
                                               Management, LLC, since December,
                                               2000, which serves as an
                                               investment adviser to the Newby
                                               Fund, another fund of the
                                               Company; Shareholder of
                                               Commonwealth Fund Accounting,
                                               Inc., which provides bookkeeping
                                               services; and Chairman,
                                               Director and Treasurer
                                               of Vontobel Funds, Inc., a
                                               registered investment  company,
                                               since March, 1997.  Mr. Pasco is
                                               also a certified public
                                               accountant.

Samuel Boyd, Jr.        Director               Mr. Boyd is Manager of the
10808 Hob Nail Court                           Customer Services Operations and
Potomac, MD 20854                              Accounting Division of the
(60)                                           Potomac Electric Power Company
                                               since August, 1978; and
                                               Director of Vontobel Funds,
                                               Inc., a registered investment
                                               company, since March,
                                               1997. Mr. Boyd is also a
                                               certified public accountant.

William E. Poist        Director               Mr. Poist is a financial and tax
5272 River Road                                consultant through his firm
Bethesda, MD 20816                             Management Consulting for
(64)                                           Professionals since 1968;
                                               Director of Vontobel Funds, Inc.,
                                               a registered investment company,
                                               since March, 1997.  Mr. Poist is
                                               also a certified public
                                               accountant.

Paul M. Dickinson         Director             Mr. Dickinson is President of
8704 Berwickshire Drive                        Alfred J. Dickinson,Inc. Realtors
Richmond, VA 23229                             since April, 1971; and Director
(53)                                           of Vontobel Funds, Inc., a
                                               registered investment company,
                                               since March, 1997.

*F. Byron Parker, Jr.     Secretary            Mr. Parker is Secretary of CSS
8002 Discovery Drive                           and FDCC since 1986; Secretary of
Suite 101                                      Vontobel Funds, Inc.,a registered
Richmond, VA 23229                             investment company, since March,
(57)                                           1997; and Partner in the law firm
                                               Mustian & Parker.

*Jane H. Williams       Vice President of      Ms. Williams is the President
3000 Sand Hill Road     the Company and        of Sand Hill Advisors, Inc.
Suite 150               President of the       since  August,  2000 and was the
Menlo Park, CA 94025    Sand Hill Portfolio    Executive  Vice President
(52)                    Manager Fund series    of Sand Hill Advisors, Inc. since
                                               1982.

*Leland H. Faust        President of           Mr. Faust is President of CSI
One Montgomery St.      the CSI Equity         Capital Management, Inc. since
Suite 2525              Fund and the CSI       1978.  Mr. Faust is also a
San Francisco, CA 94104 Fixed Income Fund      Partner in the law firm Taylor &
(54)                                           Faust since September, 1975.

*Franklin A.Trice,III   Vice President of      Mr. Trice is President of
P.O. Box 8535           the Company and        Virginia Management Investment
Richmond, VA 23226-0535 President of the       Corp. since May, 1998; and a
(37)                    New Market Fund        registered representative of
                        series                 FDCC, the Company's underwriter
                                               since September, 1998.  Mr. Trice
                                               was a broker with Scott &
                                               Stringfellow from March, 1996 to
                                               May, 1998 and with Craigie, Inc.
                                               from March, 1992 to January,1996.

*John T. Connor, Jr.    Vice President of      President of Third Millennium
1185 Avenue of the      the Company and        Investment Advisors, LLC since
  Americas, 32nd Floor  President of the       April, 1998; and Chairman of
New York, NY 10036      Third Millennium       ROSGAL Insurance since 1993.

*Steven T. Newby        Vice President of      Mr. Newby is President of Newby
555 Quince Orchard Rd.  the Company and        & Co., a NASD broker/dealer
Suite 610               President of           since July, 1990; and President
Gaithersburg, MD 20878  GenomicsFund.com       of xGENx, LLC since November,
(54)                    and Newby Fund series  1999.

*Todd A. Boren          President of the       Mr. Boren has been employed by
250 Park Avenue, So.    Global e Fund          International Assets Advisory
Suite 200               series                 LLC and its predecessor
Winter Park, FL 32789                          International Assets Advisory
(41)                                           Corp. ("IAAC") since May, 1994.
                                               In his six years with IAAC, he
                                               has served as a Financial
                                               Adviser, VP of Sales, Branch
                                               Manager, Training Manager,
                                               and currently as Senior Vice
                                               President and Managing Director
                                               of Private Client Operations for
                                               both IAAC and Global Assets
                                               Advisors. He is responsible for
                                               overseeing its International
                                               Headquarters in Winter Park,
                                               Florida as well as its New York
                                               operation and joint venture.

-------------------------------------

(1) Mr. Pasco is considered to be an "interested person" of the Company, as that term is defined in the 1940 Act. Mr. Pasco is an interested person because: (1) he is an officer of the Company; (2) he is the owner of an investment adviser to one of the funds of the Company; (3) he is an affiliate of two other investment advisers to funds offered by the Company;
     (4) he owns FDCC, the principal underwriter of the Company; and (5) he owns or controls the Company's various service providers.

     The Company has a standing Audit Committee of the Board composed of Messrs. Boyd, Poist and Dickinson. The functions of the Audit Committee are to meet with the Company's independent auditors to review the scope and findings of the annual audit, discuss the Company's accounting policies, discuss any recommendations of the independent auditors with respect to the Company's management practices, review the impact of changes in accounting standards on the Company's financial statements, recommend to the Board of Directors the selection of independent auditors, and perform such other duties as may be assigned to the Audit Committee by the Board of Directors. During its most recent fiscal year ended August 31, 2001, the Audit Committee met three times.

     The Company has a standing Nominating Committee of the Board composed of Messrs. Boyd, Poist and Dickinson. The Nominating Committee is responsible for the selection and nomination of candidates to serve as directors of the Company. Although the Nominating Committee expects to be able to find an adequate number of qualified candidates to serve as directors, the Nominating Committee is willing to consider nominations received from shareholders. Shareholders wishing to submit a nomination should do so by notifying the Secretary of the Company, in writing, at the address listed on the cover of this SAI. During the Company's most recent fiscal year ended August 31, 2001, the Nominating Committee did not meet.

     The Company does not compensate the directors and officers who are officers or employees of any investment adviser to a fund of the Company. The directors who are not "interested persons" of the Company, as that term is defined in the 1940 Act, receive an annual retainer of $1,000 and a fee of $200 for each meeting of the directors which they attend in person or by telephone. Mr.
Parker, Secretary of the Company, received legal fees from the Company for certain legal services provided to the Company. Directors and officers are reimbursed for travel and other out-of-pocket expenses. The Company does not offer any retirement benefits for directors.

     For the fiscal year ended August 31, 2001, the directors received the following compensation from the Company:

                     Aggregate Compensation                        Total
                     From the Fund for    Pension or Retirement    Compensation
Name and             Fiscal Year Ended    Benefits Accrued         as from the
Position             August 31, 2001 (1)  Part of Fund Expenses    Company (2)
--------             -------------------  ---------------------    -----------

John Pasco,III,           $-0-                 N/A            $-0-
Chairman
Samuel Boyd, Jr.,
Director                  $2,000               N/A            $15,750
William E. Poist,
Director                  $2,000               N/A            $15,750
Paul M. Dickinson,
Director                  $2,000               N/A            $15,750

(1) This amount represents the aggregate amount of compensation paid to the directors by the Fund for service on the Board of Directors for the Fund's fiscal year ended August 31, 2001.

(2) This amount represents the aggregate amount of compensation paid to the directors by all funds of the Company for the fiscal year ended August 31, 2001. The Company consisted of a total of eight funds as of August 31, 2001.

Policies concerning personal investment activities

     The Fund, the investment adviser and the principal underwriter have each adopted a Codes of Ethics pursuant to Rule 17j-1 under the 1940 Act, that permit investment personnel, subject to their particular code of ethics, to invest in securities, including securities that may be purchased or held by the Fund, for their own accounts.

     The Codes of Ethics are on file with, and can be reviewed and copied at the
U. S. Securities and Exchange Commission's (the "SEC") Public Reference Room in Washington, D.C. In addition, the Codes of Ethics are also available on the EDGAR Database on the SEC's Internet website at http://www.sec.gov.

                          PRINCIPAL SECURITIES HOLDERS

     As of December 31, 2001, the following persons owned of record shares of the Fund in the following amounts:

Name and Address                Number of Shares        Percentage of Fund
----------------                ----------------        ------------------

Kaplan Company MPP & PSP         76,440.800             6.064%
3110 Bandera Drive
Palo Alto, CA 94304

Charles Schwab                  117,643.018             9.333%
101 Montgomery Street
San Francisco, CA 94104

     As of December 31, 2001, the directors and officers of the Company as a group owned less than 1% of the Fund's outstanding shares.

                         ADVISER AND ADVISORY AGREEMENT

     Sand Hill Advisors, Inc. (the "Adviser"), 3000 Sand Hill Road, Building Three, Suite 150, Menlo Park, CA 94025, is the Fund's investment adviser. The Adviser is registered as an investment adviser under the Investment Advisers Act of 1940 as amended. The Adviser is a wholly owned subsidiary of Boston Private Financial Holdings, Inc.

     The Adviser provides investment advisory services pursuant to an Investment Advisory Agreement (the "Advisory Agreement"). Unless sooner terminated, the Advisory Agreement will continue in effect from year to year as long as such continuance is approved at least annually: (1) by the Company's Board of Directors; or (2) by a majority vote of the outstanding voting securities of the Fund and a majority of the directors who are not "interested persons" of the Company, as that term is defined in the 1940 Act. The Advisory Agreement will automatically terminate in the event of its "assignment", as that term is defined in the 1940 Act, and may be terminated without penalty at any time upon sixty (60) days' written notice to the other party by: (i) the majority vote of all the directors or by vote of a majority of the outstanding voting securities of the Fund; or (ii) the Adviser.

     Under the Advisory Agreement, the Adviser, subject to the supervision of the directors, provides a continuous investment program for the Fund, including investment research and management with respect to securities, investments and cash equivalents, in accordance with the Fund's investment objective, policies, and restrictions as set forth in the prospectus and this SAI. The Adviser is responsible for effecting all security transactions on behalf of the Fund, including the allocation of principal business and portfolio brokerage and the negotiation of commissions. The Adviser also maintains books and records with respect to the securities transactions of the Fund and furnishes to the directors such periodic or other reports as the directors may request.

     Under the Advisory Agreement, the monthly compensation paid to the Adviser is accrued daily at an annual rate of 1.00% on the first $100 million of average daily net assets of the Fund; and 0.75% on the average daily net assets of the Fund over $100 million. The Adviser received $126,902, $178,818 and $206,835 from the Fund for the years ended August 31, 1999, 2000 and 2001, respectively.

     Pursuant to the terms of the Advisory Agreement, the Adviser pays all expenses incurred by it in connection with its activities thereunder, except the cost of securities (including brokerage commissions, if any) purchased for the Fund. The services furnished by the Adviser under the Advisory Agreement are not exclusive, and the Adviser is free to perform similar services for others.

                           MANAGEMENT-RELATED SERVICES

Administration

     Pursuant to an Administrative Services Agreement with the Company (the "Administrative Agreement"), Commonwealth Shareholder Services, Inc. ("CSS"), 1500 Forest Avenue, Suite 223, Richmond, Virginia 23229, serves as administrator of the Fund and supervises all aspects of the operation of the Fund except those performed by the Adviser. John Pasco, III, Chairman of the Board of the Company, is the sole owner of CSS. CSS provides certain administrative services and facilities for the Fund, including preparing and maintaining certain books, records, and monitoring compliance with state and federal regulatory requirements.

     As administrator, CSS receives an asset-based administrative fee, computed daily and paid monthly, at the annual rate of 0.20% subject to a minimum amount of $30,000 per year. CSS also receives an hourly rate, plus certain out-of-pocket expenses, for shareholder servicing and state securities law matters. As provided in the Administrative Agreement, CSS received administration fees of $45,831, $35,850 and $42,731 for the years ended August 31, 2001, 2000 and 1999, respectively.

Custodian

     Pursuant to a Custodian Agreement with the Company, Brown Brothers Harriman & Co. ("BBH"), 40 Water Street, Boston MA 02109, acts as the custodian of the Fund's securities and cash. With the consent of the Company, BBH has designated The Depository Trust Company of New York as its agent to secure a portion of the assets of the Fund. BBH is authorized to appoint other entities to act as sub-custodians to provide for the custody of foreign securities which may be acquired and held by the Fund outside the U.S. Such appointments are subject to appropriate review by the Company's Board of Directors.

Accounting Services

     Pursuant to an Accounting Service Agreement (the "Accounting Agreement"), Commonwealth Fund Accounting, Inc. ("CFA"), 1500 Forest Avenue, Suite 100, Richmond, Virginia 23229 acts as the accounting services agent of the Fund. As the accounting services agent of the fund, CFA maintains and keeps current the books, accounts, records, journals or other records of original entry relating to the Fund's business. John Pasco, III, Chairman of the Board of the Company, is a shareholder of CFA, and is its President and Chief Financial Officer. For its services as accounting agent, CFA receives an asset-based fee, computed daily and paid monthly of the average daily net assets of the Fund plus out-of-pocket expenses against a minimum fee. As provided in the Accounting Agreement, CFA received $25,700 and $12,850 for the fiscal years ended August 31, 2001 and 2000, respectively.

Transfer Agent

     Pursuant to a Transfer Agent Agreement with the Company, Fund Services, Inc. ("FSI" or the "Transfer Agent") acts as the Company's transfer and dividend disbursing agent. FSI is located at 1500 Forest Avenue, Suite 111, Richmond, Virginia 23229. John Pasco, III, Chairman of the Board of the Company and an officer and shareholder of CSS (the Administrator of the Fund), owns one-third of the stock of FSI; therefore, FSI may be deemed to be an affiliate of the Company and CSS.

     FSI provides certain shareholder and other services to the Company, including furnishing account and transaction information and maintaining shareholder account records. FSI is responsible for processing orders and payments for share purchases. FSI mails proxy materials (and receives and tabulates proxies), shareholder reports, confirmation forms for purchases and redemptions and prospectuses to shareholders. FSI disburses income dividends and capital distributions and prepares and files appropriate tax-related information concerning dividends and distributions to shareholders.

     For its services as transfer agent, FSI receives per account fees and transaction charges plus out-of-pocket expenses against a minimum fee.

Distributor

     First Dominion Capital Corp. ("FDCC" or the "Distributor"), located at 1500 Forest Avenue, Suite 223, Richmond, Virginia 23229, serves as the principal underwriter and national distributor for the shares of the Fund pursuant to a Distribution Agreement (the "Distribution Agreement"). John Pasco, III, Chairman of the Board of the Company, owns 100% of FDCC, and is its President, Treasurer and a Director. FDCC is registered as a broker-dealer and is a member of the National Association of Securities Dealers, Inc. The offering of the Fund's shares is continuous. There are no sales charges in connection with purchases and redemptions of the Fund's Class Y Shares. FDCC does not receive underwriting discounts and commissions, brokerage commissions or other compensation as a result of the sale of the Fund's Class Y Shares.

Independent Accountants

     The Company's independent auditors, Tait, Weller & Baker, audit the Company's annual financial statements, assists in the preparation of certain reports to the U.S. Securities and Exchange Commission (the "SEC"), and prepares the Company's tax returns. Tait, Weller & Baker is located at 8 Penn Center Plaza, Suite 800, Philadelphia, PA 19103.

                             PORTFOLIO TRANSACTIONS

     It is the policy of the Adviser, in placing orders for the purchase and sale of the Fund's securities, to seek to obtain the best price and execution for its securities transactions, taking into account such factors as price, commission, where applicable, (which is negotiable in the case of U.S. national securities exchange transactions but which is generally fixed in the case of foreign exchange transactions), size of order, difficulty of execution and the skill required of the executing broker/dealer. After a purchase or sale decision is made by the Adviser, the Adviser arranges for execution of the transaction in a manner deemed to provide the best price and execution for the Fund.

     Exchange-listed securities are generally traded on their principal exchange unless another market offers a better result. Securities traded only in the over-the-counter market may be executed on a principal basis with primary market makers in such securities, except for fixed price offerings and except where the Fund may obtain better prices or executions on a commission basis or by dealing with other than a primary market maker.

     The Adviser, when placing transactions, may allocate a portion of the Fund's brokerage to persons or firms providing it with investment recommendations or statistical, research or similar services useful in its decision making process. The term "investment recommendations or statistical, research or similar services" means:(1) advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; and (2) analyses and reports concerning issuers, industries, securities, economic factors and trends, and portfolio strategy. The Adviser may cause the Fund to pay a commission higher than that charged by another broker in consideration of such research services. Such services are one of the many ways the Adviser can keep abreast of the information generally circulated among institutional investors by broker-dealers. While this information is useful in varying degrees, its value is indeterminable. Such services received on the basis of transactions for the Fund may be used by the Adviser for the benefit of the Fund and other clients, and the Fund may benefit from such transactions effected for the benefit of other clients. During the fiscal year ended August 31,2001, the Adviser directed brokerage commissions from the Fund of $4,621 to Second Street Securities and $5,460 to Merrill Lynch in connection with research related services provided to clients of the Adviser, including the Fund.

     While there is no formula, agreement or undertaking to do so, and when it can be done consistent with the policy of obtaining best price and execution, the Fund may consider sales of its shares as a factor in the selection of brokers to execute portfolio transactions. The Adviser is not authorized, when placing portfolio transactions for the Fund, to pay a brokerage commission in excess of that which another broker might have charged for executing the same transaction solely on the basis of execution. Except for implementing the policy stated above, there is no intention to place portfolio transactions with particular brokers or dealers or groups thereof.

     When two or more clients managed by the Adviser are simultaneously engaged in the purchase or sale of the same security, the transactions are allocated in a manner deemed equitable to each client. In some cases this procedure could have a detrimental effect on the price or volume of the security as far as the Fund is concerned. In other cases, however, the ability to participate in volume transactions will be beneficial to the Fund. The Board of Directors of the Company believes that these advantages, when combined with the other benefits available because of the Adviser's organization, outweigh the disadvantages that may exist from this treatment of transactions.

Aggregate brokerage commissions for the last three fiscal years is as listed below:

                     2001      2000       1999
                     ----      ----       ----

                     $24,869   $21,319    $12,778

Portfolio Turnover

     Average annual portfolio turnover rate is the ratio of the lesser of sales or purchases to the monthly average value of the portfolio securities owned during the year, excluding from both the numerator and the denominator all securities with maturities at the time of acquisition of one year or less. A higher portfolio turnover rate involves greater transaction expenses to a fund and may result in the realization of net capital gains, which would be taxable to shareholders when distributed. The Adviser makes purchases and sales for the Fund's portfolio whenever necessary, in its opinion, to meet the Fund's objective. The Adviser anticipates that the Fund's average annual portfolio turnover rate will be less than 100%.

                           CAPITAL STOCK AND DIVIDENDS

     The Company is authorized to issue 750,000,000 shares of common stock, with a par value of $0.01 per share. The Company has presently allocated 50,000,000 shares to the Fund, and has further reclassified those shares as follows:
Fifteen Million (15,000,000) shares for Class A Shares of the Fund; Ten Million (10,000,000) shares for Class B Shares of the Fund; Ten Million (10,000,000) shares for Class C Shares of the Fund; and Fifteen Million (15,000,000) shares for Class Y Shares of the Fund.

     The Articles of Incorporation of the Company authorizes the Board of Directors to classify or re-classify any unissued shares into one or more series or classes of shares. Each series or class shall have such preference, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications, terms and conditions of redemption and other characteristics as the Board may determine.

     Shares have no preemptive rights and only such conversion or exchange rights as the Board of Directors may grant in their discretion. When issued for payment as described in the Prospectuses, shares will be fully paid and non-assessable. Each class of shares in the Fund (i.e., Class A, Class B, Class C and Class Y Shares) bear pro-rata the same expenses and are entitled equally to the Fund's dividends and distributions except as follows. Each class will bear the expenses of any distribution and/or service plans applicable to such class. For example, holders of Class A Shares will bear the expenses of the Distribution 12b-1 Plan applicable to it. In addition, each class may incur differing transfer agency fees and may have different sales charges. Standardized performance quotations are computed separately for each class of shares. The differences in expenses paid by the respective classes will affect their performances.

     Shareholders are entitled to one vote for each full share held, and a proportionate fractional vote for each fractional share held, and will vote in the aggregate, and not by series or class, except as otherwise expressly required by law or when the Board of Directors determines that the matter to be voted on affects the interest of shareholders of a particular series or class. Shares of the Fund do not have cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Directors can elect all of the directors if they choose to do so. In such event, the holders of the remaining shares will not be able to elect any person to the Board of Directors. Shares will be maintained in open accounts on the books of FSI.

     If they deem it advisable and in the best interests of shareholders, the Directors may create additional series and classes of shares, each of which represents interests in a separate portfolio of investments and is subject to separate liabilities. If the Directors create additional series or classes of shares, shares of each series or class are entitled to vote as a series or class only to the extent required by the 1940 Act or as permitted by the Directors.

     Upon the Company's liquidation, all shareholders of a series would share pro-rata in the net assets of such series available for distribution to shareholders of the series, but, as shareholders of such series, would not be entitled to share in the distribution of assets belonging to any other series.

     A shareholder will automatically receive all income dividends and capital gain distributions in additional full and fractional shares of the Fund at its net asset value as of the date of payment unless the shareholder elects to receive such dividends or distributions in cash. The reinvestment date normally precedes the payment date by about seven days although the exact timing is subject to change. Shareholders will receive a confirmation of each new transaction in their account. The Company will confirm all account activity, transactions made as a result of the Automatic Investment Plan described below. Shareholders may rely on these statements in lieu of stock certificates.

                                 RULE 18f-3 PLAN

     The Board of Directors of the Company has adopted a Rule 18f-3 Multiple Class Plan on behalf of the Company for the benefit of the Fund. The key features of the Rule 18f-3 Plan are as follows: (i) shares of each class of the Fund represent an equal pro rata interest in the Fund and generally have identical voting, dividend, liquidation, and other rights, preferences, powers, restrictions, limitations qualifications, terms and conditions, except that each class bears certain specific expenses and has separate voting rights on certain matters that relate solely to that class or in which the interests of shareholders of one class differ from the interests of shareholders of another class; (ii) subject to certain limitations described in the Prospectuses, shares of a particular class of the Fund may be exchanged for shares of the same class of another Fund; and (iii) the Fund's Class B Shares will convert automatically into Class A Shares of the Fund after a period of eight years, based on the relative net asset value of such shares at the time of conversion. At present, the Fund offers Class A Shares, charging a front-end sales charge and charging a distribution (i.e., 12b-1) fee; Class B Shares, imposing a contingent deferred sales charge upon the sale of shares within six years of purchase and charging a higher distribution (i.e., 12b-1) fee than Class A Shares; Class C Shares, charging a reduced front-end sales charge, a contingent deferred sales charge on shares sold within one year of their purchase, and charging a higher distribution (i.e., 12b) fee than Class A Shares, and the Class Y Shares which charge no front-end sales charge, contingent deferred sales charge or distribution (i.e., 12b-1) fee, but are only available to certain institutional investors and for shareholders who were shareholders in the Fund prior to or on the day the Fund began offering Class A, Class B and Class C Shares.

                                  DISTRIBUTION

     In connection with promotion of the sales of the Fund, the Distributor may, from time to time, offer (to all broker dealers who have a sales agreement with the Distributor) the opportunity to participate in sales incentive programs (which may include non-cash concessions). The Distributor may also, from time to time, pay expenses and fees required in order to participate in dealer sponsored seminars and conferences, reimburse dealers for expenses incurred in connection with pre-approved seminars, conferences and advertising, and may, from time to time, pay or allow additional promotional incentives to dealers as part of pre-approved sales contests.

               ADDITIONAL INFORMATION ABOUT PURCHASES AND SALES

Purchasing Shares

     You may purchase shares of the Fund directly from FDCC. You may also buy shares through accounts with brokers or dealers and other institutions ("authorized institutions") that are authorized to place trades in Fund shares for their customers. If you invest through an authorized institution, you will have to follow its procedures. Your institution may charge a fee for its services, in addition to the fees charged by the Fund. You will also generally have to address your correspondence or questions regarding the Fund to your authorized institution.

     Your authorized institution is responsible for transmitting all subscription and redemption requests, investment information, documentation and money to the Fund on time. Certain authorized institutions have agreements with the Fund that allow them to enter confirmed purchase or redemption orders on behalf of clients and customers. Under this arrangement, the authorized institution must send your order to the Fund by the time they price their shares on the following day. If your authorized institution fails to do so, it may be responsible for any resulting fees or losses.

Selling Shares

     You may sell your shares by giving instructions to the Transfer Agent by mail or by telephone. The Fund will use reasonable procedures to confirm that instructions communicated by telephone are genuine and, if the procedures are followed, will not be liable for any losses due to unauthorized or fraudulent telephone transactions.

     The Company's procedure is to redeem shares at the Net Asset Value (the "NAV") determined after the Transfer Agent receives the redemption request in proper order. Payment will be made promptly, but no later than the seventh day following the receipt of the request in proper order. The Company may suspend the right to redeem shares for any period during which the New York Stock Exchange (the "NYSE") is closed or the SEC determines that there is an emergency. In such circumstances you may withdraw your redemption request or permit your request to be held for processing after the suspension is terminated.

Small Accounts

     Due to the relative higher cost of maintaining small accounts, the Fund may deduct $50 per year from your account, if, as a result of redemption or exchange of shares, the total investment remaining in the account has a value of less than $25,000. Shareholders will receive 60 days written notice to increase the account value above $25,000 before the fee is to be deducted. A decline in the market value of your account alone would not require you to bring your investment up to this minimum.

SPECIAL SHAREHOLDER SERVICES

     As described briefly in the prospectus, the Fund offers the following shareholder services:

Regular Account

     The regular account allows for voluntary investments to be made at any time. Available to individuals, custodians, corporations, trusts, estates, corporate retirement plans and others, investors are free to make additions and withdrawals to or from their account as often as they wish. Simply use the Account Application provided with the prospectus to open your account.

Telephone Transactions

     You may redeem shares or transfer into another fund by telephone if you request this service on your initial account application. If you do not elect this service at that time, you may do so at a later date by sending a written request and signature guarantee to the Transfer Agent.

     The Company employs reasonable procedures designed to confirm the authenticity of your telephone instructions and, if it does not, it may be liable for any losses caused by unauthorized or fraudulent transactions. As a result of this policy, a shareholder that authorizes telephone redemption bears the risk of losses, which may result from unauthorized or fraudulent transactions which the Company believes to be genuine. When you request a telephone redemption or transfer, you will be asked to respond to certain questions. The Company has designed these questions to confirm your identity as a shareholder of record. Your cooperation with these procedures will protect your account and the Fund from unauthorized transactions.

Automatic Investment Plan

     Any shareholder may utilize this feature, which provides for automatic monthly investments into your account. Upon your request, the Transfer Agent will withdraw a fixed amount each month from a checking or savings account for investment into the Fund. This does not require a commitment for a fixed period of time. A shareholder may change the monthly investment, skip a month or discontinue the Automatic Investment Plan as desired by notifying the Transfer Agent at (800) 628-4077.

Retirement Plans

     Shares of the Fund are available for purchase in connection with the following tax-deferred prototype retirement plans:

1. Individual Retirement Arrangements (IRAs). IRAs are available for use by individuals with compensation for services rendered who wish to use shares of the Fund as a funding medium for individual retirement savings. IRAs include traditional IRAs, Roth IRAs and Rollover IRAs.

2. Simplified Employee Pension Plans (SEPs). SEPs are a form of retirement plan for sole proprietors, partnerships and corporations.

     For information about eligibility requirements and other matters concerning these plans and to obtain the necessary forms to participate in these plans, please call the Company at (800) 527-9525. Each plan's custodian charges nominal fees in connection with plan establishment and maintenance. These fees are detailed in the plan documents. You may wish to consult with your attorney or other tax adviser for specific advice concerning your tax status and plans.

Exchange Privilege

     Shareholders may exchange their shares for shares of any other series of the Company, provided the shares of the fund the shareholder is exchanging into are registered for sale in the shareholder's state of residence. Each account must meet the minimum investment requirements. Also, to make an exchange, an exchange order must comply with the requirements for a redemption or repurchase order and must specify the value or the number of shares to be exchanged. Your exchange will take effect as of the next determination of the Fund's NAV per share (usually at the close of business on the same day). The Transfer Agent will charge your account a $10 service fee each time you make such an exchange. The Company reserves the right to limit the number of exchanges or to otherwise prohibit or restrict shareholders from making exchanges at any time, without notice, should the Company determine that it would be in the best interest of its shareholders to do so. For tax purposes, an exchange constitutes the sale of the shares of the fund from which you are exchanging and the purchase of shares of the fund into which you are exchanging. Consequently, the sale may involve either a capital gain or loss to the shareholder for federal income tax purposes. The exchange privilege is available only in states where it is legally permissible to do so.

TAX STATUS

Distributions of Net Investment Income

     The Fund receives income generally in the form of dividends and interest on its investments. This income, less expenses incurred in the operation of the Fund, constitutes the Fund's net investment income from which dividends may be paid to you. Any distributions by the Fund from such income will be taxable to you as ordinary income, whether you take them in cash or in additional shares.

Distributions of Capital Gains

     The Fund may derive capital gains and losses in connection with sales or other dispositions of its portfolio securities. Distributions from net short-term capital gains will be taxable to you as ordinary income.
Distributions from net long-term capital gains will be taxable to you as long-term capital gain, regardless of how long you have held your shares in the Fund. Any net capital gains realized by the Fund generally will be distributed once each year, and may be distributed more frequently, if necessary, in order to reduce or eliminate excise or income taxes on the Fund. The Fund has a capital loss carryforward of $412,852 available to offset future capital gains, if any. Of this amount, $15,038 expires in 2008 and $397,814 expires in 2009.

Effect of Foreign Investments on Distributions

     Most foreign exchange gains realized on the sale of debt securities are treated as ordinary income by the Fund. Similarly, foreign exchange losses realized by the Fund on the sale of debt securities are generally treated as ordinary losses. These gains when distributed will be taxable to you as ordinary dividends, and any losses will reduce the Fund's ordinary income otherwise available for distribution to you. This treatment could increase or reduce the Fund's ordinary income distributions to you, and may cause some or all of its previously distributed income to be classified as return of capital.

     The Fund may be subject to foreign withholding taxes on income from certain of its foreign securities. If more than 50% of its total assets at the end of the fiscal year are invested in securities of foreign corporations, it may elect to pass-through to you your pro rata share of foreign taxes paid by it. If this election is made, the year-end statement you receive from the Fund will show more taxable income than was actually distributed to you. However, you will be entitled to either deduct your share of such taxes in computing your taxable income or (subject to limitations) claim a foreign tax credit for such taxes against your U.S. federal income tax. The Fund will provide you with the information necessary to complete your individual income tax return if it makes this election.

Investment in Complex Securities

     The Fund may invest in complex securities, such as original issue discount obligations, the shares of passive foreign investment companies and others. These investments may be subject to numerous special and complex tax rules. These rules could affect whether gains and losses recognized by the Fund are treated as ordinary income or capital gain, accelerate the recognition of income to the Fund and/or defer the Fund's ability to recognize losses, and, in limited cases, subject the Fund to U.S. federal income tax on income from certain of its foreign securities. In turn, these rules may affect the amount, timing or character of the income distributed to you by the Fund.

Information on the Tax Character of Distributions

     The Fund will inform you of the amount of your ordinary income dividends and capital gains distributions at the time they are paid, and will advise you of the tax status for federal income tax purposes shortly after the close of each calendar year. If you have not held Fund shares for a full year, the Fund may designate and distribute to you, as ordinary income or capital gain, a percentage of income that is not equal to the actual amount of such income earned during the period of your investment in the Fund.

Election to be Taxed as a Regulated Investment Company

     The Fund has elected to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code, has qualified as such for its most recent fiscal year, and intends to so qualify during the current fiscal year. As a regulated investment company, the Fund generally pay no federal income tax on the income and gains it distributes to you. The Board of Directors reserves the right not to maintain the qualifications of the Fund as a regulated investment company if it determines such course of action to be beneficial to shareholders. In such case, the Fund will be subject to federal, and possibly state, corporate taxes on its taxable income and gains, and distributions to you will be taxed as ordinary dividend income to the extent of the Fund's earnings and profits.

Excise Tax Distribution Requirements

     To avoid federal excise taxes, the Internal Revenue Code requires a fund to distribute to shareholders by December 31 of each year, at a minimum the following amounts: 98% of its taxable ordinary income earned during the twelve month period ending October 31, and 100% of any undistributed amounts from the prior year. The Fund intends to declare and pay these amounts in December (or in January which must be treated by you as received in December) to avoid these excise taxes, but can give no assurances that its distributions will be sufficient to eliminate all taxes.

Redemption of Fund Shares

     Redemption and exchanges of Fund shares are taxable transactions for federal and state income tax purposes. If you redeem or exchange your Fund shares for shares of a different fund within the Company, the IRS will require that you report a gain or loss on your redemption or exchange. The gain or loss that you realize will be either a long-term or short-term capital gain or loss depending on how long you held your shares. Any loss incurred on the redemption or exchange of shares held for six months or less will be treated as a long-term capital loss to the extent of any long-term capital gains distributed to you by the Fund on those shares.

     All or a portion of any loss that you realize upon the redemption of your Fund shares will be disallowed to the extent that you buy other shares in such Fund (through reinvestment of dividends or otherwise) within 30 days before or after your share redemption. Any loss disallowed under these rules will be added to your tax basis in the new shares you purchase.

U.S. Government Obligations

     Many states grant tax-free status to dividends paid to shareholders from interest earned on direct obligations of the U.S. government, subject in some states to minimum investment requirements that must be met by the Fund. Investments in Government National Mortgage Association or Federal National Mortgage Association securities, bankers' acceptances, commercial paper and repurchase agreements collateralized by U.S. government securities do not generally qualify for tax-free treatment. The rules on exclusion of this income are different for corporations.

Dividends Received Deduction for Corporations

     Because the Fund's income includes corporate dividends, if the shareholder is a corporation, a portion of its distributions may qualify for the intercorporate dividends-received deduction. You will be permitted in some circumstances to deduct these qualified dividends, thereby reducing the tax that you would otherwise be required to pay on these dividends. The dividends-received deduction will be available only with respect to dividends designated by the Fund as eligible for such treatment. All dividends (including the deducted portion) must be included in your alternative minimum taxable income calculations.

                             INVESTMENT PERFORMANCE

     For purposes of quoting and comparing the performance of the Fund to that of other mutual funds and to relevant indices, in advertisements or in reports to shareholders, The Fund states performance in terms of total return or yield. Both "total return" and "yield" figures are based on the historical performance of the Fund, show the performance of a hypothetical investment and are not intended to indicate future performance.

Yield Information

     From time to time, the Fund may advertise a yield figure. A portfolio's yield is a way of showing the rate of income the portfolio earns on its investments as a percentage of the portfolio's share price. Under the rules of the SEC, yield must be calculated according to the following formula:

                      6
      YIELD = 2[(a-b+1) -1]
                 ---
                 cd

      Where:
      a    =    dividends and interest earned during the period.
      b    =    expenses accrued for the period (net of reimbursements).
      c    =    the average daily number of shares outstanding during the
                period that were entitled to receive dividends.
      d    =    the maximum offering price per share on the last day of the period.

     The Fund's yield, as used in advertising, is computed by dividing the Fund's interest and dividend income for a given 30-day period, net of expenses, by the average number of shares entitled to receive distributions during the period, dividing this figure by the Fund's net asset value ("NAV") at the end of the period and annualizing the result (assuming compounding of income) in order to arrive at an annual percentage rate. Income is calculated for purposes of yield quotations in accordance with standardized methods applicable to all stock and bond mutual funds. Dividends from equity investments are treated as if they were accrued on a daily basis, solely for the purposes of yield calculations. In general, interest income is reduced with respect to bonds trading at a premium over their par value by subtracting a portion of the premium from income on a daily basis, and is increased with respect to bonds trading at a discount by adding a portion of the discount to daily income. Capital gains and losses generally are excluded from the calculation. Income calculated for the purpose of calculating the Fund's yield differs from income as determined for other accounting purposes. Because of the different accounting methods used, and because of the compounding assumed in yield calculations, the yield quoted for a fund may differ from the rate of distributions the Fund paid over the same period or the rate of income reported in the fund's financial statements.

Total Return Performance

     Under the rules of the SEC, fund advertising performance must include total return quotes, "T" below, calculated according to the following formula:

             n
      P(1+ T) = ERV

      Where:

  P     = a hypothetical initial payment $1,000
  T     = average annual total return
  n     = number of years (l, 5 or 10)
  ERV   = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5 or 10 year periods (or fractional portion thereof).

     The average annual total return will be calculated under the foregoing formula and the time periods used in advertising will be based on rolling calendar quarters, updated to the last day of the most recent quarter prior to submission of the advertising for publication, and will cover prescribed periods. When the period since inception is less than one year, the total return quoted will be the aggregate return for the period. In calculating the ending redeemable value, all dividends and distributions by the Fund are assumed to have been reinvested at NAV as described in the prospectus on the reinvestment dates during the period. Total return, or "T" in the formula above, is computed by finding the average annual compounded rates of return over the prescribed periods (or fractional portions thereof) that would equate the initial amount invested to the ending redeemable value.

     Based on the foregoing, the Fund's average annual returns for the periods indicated would be:

      One Year       Five Years     Ten Years       Since
      Period Ended   Period Ended   Period Ended    Inception to
      8/31/2001      8/31/2001      8/31/2001       8/31/2001 (1)
      -----------------------------------------------------------

      (24.61%)         7.64%         N/A             8.20%

(1)   Commencement of operations was January 2, 1995.

     The Fund may also from time to time include in such advertising an aggregate total return figure or an average annual total return figure that is not calculated according to the formula set forth above in order to compare more accurately the Fund's performance with other measures of investment return. The Fund may quote an aggregate total return figure in comparing the Fund's total return with data published by Lipper Analytical Services, Inc. or with the performance of various indices including, but not limited to, the Dow Jones Industrial Average, the Standard & Poor's 500 Stock Index, Russell Indices, the Value Line Composite Index, the Lehman Brothers Bond, Government Corporate, Corporate and Aggregate Indices, Merrill Lynch Government & Agency Index, Merrill Lynch Intermediate Agency Index, Morgan Stanley Capital International Europe, Australia, Far East Index or the Morgan Stanley Capital International World Index. For such purposes, the Fund calculates its aggregate total return for the specified periods of time by assuming the investment of $1,000 in shares of the Fund and assuming the reinvestment of each dividend or other distribution at NAV on the reinvestment date. Percentage increases are determined by subtracting the initial value of the investment from the ending value and by dividing the remainder by the beginning value. To calculate its average annual total return, the aggregate return is then annualized according to the SEC's formula for total return quotes outlined above.

     The Fund may also advertise the performance rankings assigned by various publications and statistical services, including but not limited to, SEI, Lipper Mutual Fund Performance Analysis, Intersec Research Survey of Non-U.S. Equity Fund Returns, Frank Russell International Universe, and any other data which may be reported from time to time by Dow Jones & Company, Morningstar, Inc., Chase Investment Performance, Wilson Associates, Stanger, CDA Investment Technologies, Inc., the Consumer Price Index ("CPI"), The Bank Rate Monitor National Index, or IBC/Donaghue's Average U.S. Government and Agency, or as appears in various publications, including but not limited to, The Wall Street Journal, Forbes, Barron's Fortune, Money Magazine, The New York Times, Financial World, Financial Services Week, USA today and other national or regional publications.

                              FINANCIAL INFORMATION

     You can receive free copies of reports, request other information and discuss your questions about the Fund by contacting the Fund directly at:

                              THE WORLD FUNDS, INC.
                          1500 Forest Avenue, Suite 223
                               Richmond, VA 23229
                            Telephone: (800) 527-9525
                      e-mail: mail@shareholderservices.com

     The Annual Report for the fiscal period ended August 31, 2001 has been filed with the SEC. The financial statements contained in the Annual Report are incorporated by reference into this SAI. The financial statements and financial highlights for the Fund included in the Annual Report have been audited by the Fund's independent auditors, Tait, Weller and Baker, whose report thereon also appears in such Annual Report and is also incorporated herein by reference. No other parts of the Annual Report are incorporated by reference herein. The financial statements in such Annual Report have been incorporated herein in reliance upon such report given upon the authority of such firm as experts in accounting and auditing.

                              THE WORLD FUNDS, INC.
                1500 FOREST AVENUE, SUITE 223, RICHMOND, VA 23229
                                 (888) 826-2520

                       STATEMENT OF ADDITIONAL INFORMATION

                        CSI Equity Fund - Investor Shares
                              CSI Fixed Income Fund

     This Statement of Additional Information ("SAI") is not a prospectus. It should be read in conjunction with the current prospectus for the Investor Shares of the CSI Equity Fund (the "Equity Fund") and the CSI Fixed Income Fund (the "Fixed Income Fund"; and collectively with the Equity Fund as the "Funds") dated January 2, 2002. You may obtain the prospectus of the Funds, free of charge, by writing to The World Funds, Inc. at 1500 Forest Avenue, Suite 223, Richmond, VA 23229 or by calling (888) 826-2520.

     The Funds' audited financial statements and notes thereto for the year ended August 31, 2001 and the unqualified report of Tait, Weller & Baker, the Funds' independent auditors, on such financial statements are included in the Funds' Annual Report to Shareholders for the year ended August 31, 2001 (the "Annual Report") and are incorporated by reference into this SAI. No other parts of the Annual Report are incorporated herein. A copy of the Annual Report accompanies this SAI and an investor may obtain a copy of the Annual Report by writing to the Fund or calling (888) 826-2520.





The date of this SAI January 2, 2002

TABLE OF CONTENTS                                                       PAGE
-----------------                                                       ----

General Information
Investment Objectives
Strategies and Risks
Investment Restrictions
Management of the Company
Principal Holders of Securities
Investment Adviser and Advisory Agreements
Management-Related Services
Portfolio Transactions
Capital Stock and Dividends
Additional Information About Purchases and Sales
Tax Status
Investment Performance
Financial Information

                               GENERAL INFORMATION

     The World Funds, Inc. (the "Company") was organized under the laws of the State of Maryland in May, 1997. The Company is an open-end management investment company registered under the Investment Company Act of 1940, as amended, (the "1940 Act") commonly known as a "mutual fund". This SAI relates to the Investor Shares of the CSI Equity Fund (the "Equity Fund") and the CSI Fixed Income Fund (the "Fixed Income Fund"). As used in this SAI, the Equity Fund and the Fixed Income Fund are collectively referred to as the "Funds" and individually as a "Fund". Each Fund is a separate investment portfolio or series of the Company. Each Fund is a "diversified" series as that term is defined in the 1940 Act.

     The Equity Fund is authorized to offer other classes of shares, Institutional Shares, Class A Shares and Class C Shares, which are described in separate statements of additional information and related prospectuses. Each class of shares of the Equity Fund is substantially the same as they each represent an interest in the same portfolio of securities and only differ to the extent that they bear different expenses.

ADDITIONAL INFORMATION ABOUT THE FUNDS' INVESTMENTS

     The following information supplements the discussion of each Fund's investment objective and policies. Each Fund's investment objective and fundamental investment policies may not be changed without approval by vote of a majority of the outstanding voting shares of the Fund. As used in this SAI, a "majority of outstanding voting shares" means the lesser of: (1) 67% of the voting shares of the Fund represented at a meeting of shareholders at which the holders of 50% or more of the shares of the Fund are represented; or (2) more than 50% of the outstanding voting shares of the Fund. The investment programs, restrictions and the operating policies of the Funds that are not fundamental policies can be changed by the Board of Directors of the Company without shareholder approval; except that, the Company will give the shareholders of each Fund at least sixty (60) days' prior notice of any change with respect to its policy of investing, under normal market conditions, at least 80% of the Equity Fund's net assets in equity securities and at least 80% of the Fixed Income Fund's net assets in debt securities.

                              INVESTMENT OBJECTIVES

     The Equity Fund's investment objective is long-term growth of capital. The Fixed Income Fund's investment objective is current income. All investments entail some market and other risks and there is no assurance that a Fund's investment objective will be realized. You should not rely on an investment in a Fund as a complete investment program.

                              STRATEGIES AND RISKS

     The following discussion of investment techniques and instruments supplements, and should be read in conjunction with, the investment information in the Funds' prospectus. In seeking to meet its investment objective, each Fund may invest in any type of security whose characteristics are consistent with its investment program described below.

INVESTMENT PROGRAMS

Convertible Securities

     The Funds may invest in convertible securities. Traditional convertible securities include corporate bonds, notes and preferred stocks that may be converted into or exchanged for common stock, and other securities that also provide an opportunity for equity participation. These securities are convertible either at a stated price or a stated rate (that is, for a specific number of shares of common stock or other security). As with other fixed income securities, generally the price of a convertible security varies inversely with interest rates. While providing a fixed income stream, a convertible security also affords the investor an opportunity, through its conversion feature, to participate in the capital appreciation of the common stock into which it is convertible. As the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the price of a convertible security tends to rise as a reflection of the value of the underlying common stock. To obtain such an opportunity for a higher yield or capital appreciation, the Funds have to pay more for a convertible security than the value of the underlying common stock. The Equity Fund will generally hold common stock it acquires upon conversion of a convertible security for so long as the investment adviser anticipates such stock will provide the Fund with opportunities that are consistent with the Fund's investment objective and policies.

Warrants

     The Equity Fund may invest in warrants. The value of warrants is derived solely from capital appreciation of the underlying equity securities. Warrants have no voting rights, pay no dividends and have no rights with respect to the assets of the corporation issuing them. Warrants are options to purchase equity securities at a specific price for a specific period of time. They do not represent ownership of the securities, but only the right to buy them. Warrants differ from call options in that warrants are issued by the underlying corporation, whereas call options may be written by anyone.

Illiquid Securities

     Each Fund may invest up to 15% of its net assets in illiquid securities. The term "illiquid securities" for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the securities. Illiquid securities include generally, among other things, certain written over-the-counter options, securities or other liquid assets as cover for such options, repurchase agreements with maturities in excess of seven days, certain loan participation interests and other securities whose disposition is restricted under the federal securities laws.

Depositary Receipts

     The assets of the Equity Fund will be invested on a global basis to take advantage of investment opportunities both within the U.S. and other countries. The Equity Fund may buy foreign securities directly in their principal markets or indirectly through the use of depositary receipts. The Equity Fund may invest in sponsored and unsponsored American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDR's"), and other similar depositary receipts. ADRs are issued by an American bank or trust company and evidence ownership of underlying securities of a foreign company. EDRs are issued in Europe, usually by foreign banks, and evidence ownership of either foreign or domestic underlying securities. The foreign country may withhold taxes on dividends or distributions paid on the securities underlying ADRs and EDRs, thereby reducing the dividend or distribution amount received by shareholders.

     Unsponsored ADRs and EDRs are issued without the participation of the issuer of the underlying securities. As a result, information concerning the issuer may not be as current as for sponsored ADRs and EDRs. Holders of unsponsored ADRs generally bear all the costs of the ADR facilities. The depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited securities or to pass through voting rights to the holders of such receipts in respect of the deposited securities. Therefore, there may not be a correlation between information concerning the issuer of the security and the market value of an unsponsored ADR.

U.S.  Government  Securities

     The Funds may invest in U.S. Government Securities. U.S. Government securities are obligations of, or guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as U.S. Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association ("GNMA"), are supported by the full faith and credit of the United States; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Treasury; others, such as those of the Federal National Mortgage Association ("FNMA"), are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; and still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality.

     U.S. Government securities include: (1) securities that have no interest coupons (see "Zero Coupon Securities" below) or have been stripped of their unmatured interest coupons; (2) individual interest coupons from such securities that trade separately; and, (3) evidences of receipt of such securities. Such securities that pay no cash income are purchased at a deep discount from their value at maturity. Because interest on zero coupon and stripped securities is not distributed on a current basis but is, in effect, compounded, such securities tend to be subject to greater market risk than interest-payment securities.

Municipal Securities

     The Fixed Income Fund may invest in municipal securities. These securities are debt obligations issued by or on behalf of the government of states, territories or possessions of the United States, the District of Columbia and their political subdivisions, agencies and instrumentalities. The interest on municipal securities is exempt from federal income tax. The two principal classifications of municipal securities are "general obligation" and "revenue" securities. "General obligation" securities are secured by the issuer's pledge of its faith, credit and taxing power for the payment of principal and interest. "Revenue" securities are usually payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source. Industrial development bonds are usually revenue securities, the credit quality of which is normally directly related to the credit standing of the industrial user involved.

     Within these principal classification of municipal securities there are a variety of categories of municipal securities, including fixed and variable rate securities, municipal bonds, municipal notes, and municipal leases. Variable rate securities bear rates of interest that are adjusted periodically according to formula intended to reflect market rates of interest and include securities who rates vary inversely with changes in market rates of interest. Municipal notes include tax, revenue and bond anticipation notes of short maturity, generally less than three years, which are issued to obtain temporary funds for various public purposes. Municipal leases are obligations issued by state and local governments or authorities to finance the acquisition of equipment and facilities.

Corporate Debt Securities

     The Funds may invest in corporate debt securities. The Fixed Income Fund will invest in securities rated at the time of purchase Aa or higher by Moody's Investors Service, Inc. ("Moody's"); AA or higher by Standard & Poor's Ratings Group ("S & P"); or unrated securities which CSI Capital Management, Inc., the Funds' investment adviser (the "Adviser") believes to be of comparable quality. The Equity Fund may invest, at the time of purchase, in securities rated: Baa or higher by Moody's; BBB or higher by S & P; or unrated securities which, in the judgment of the Adviser, will be of comparable quality. Securities rated as BBB by S&P or Baa by Moody's are generally considered to be investment grade although they have speculative characteristics and changes in economic conditions or circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case for higher rated debt securities.

Zero Coupon Securities

     The Funds may invest in zero coupon securities. Certain zero coupon securities are convertible into common stock and offer the opportunity for capital appreciation as increases (or decreases) in the market value of such securities follows the movements in the market value of the underlying common stock. Zero coupon convertible securities generally are expected to be less volatile than the underlying common stock as they usually are issued with intermediate to short maturities (15 years or less) and are issued with options and/or redemption features exercisable by the holder of the securities entitling the holder to redeem the securities and receive a defined cash payment.

     Zero coupon securities also include securities issued directly as zero coupon securities by the U.S. Treasury, and U.S. Treasury bonds or notes which have their unmatured interest coupons separated by their holder, typically a custodian bank or investment brokerage firm. The holder separates ("strips") the interest coupons from the underlying principal of the U.S. Treasury security.

     When U.S. Treasury obligations have been stripped of their unmatured interest coupons by the holder, the principal is sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic interest (cash) payments. Once the U.S. Treasury obligation is stripped, the principal and coupons may be sold separately. Typically, the coupons are sold individually or grouped with other coupons with like maturity dates and sold bundled in such form. Purchasers of stripped obligations acquire, in effect, discounted obligations that are similar to zero coupon securities that the Treasury sells directly.

International Bonds

     International bonds are defined as bonds issued in countries other than the United States. The Fixed Income Fund's investments in international bonds may include debt securities issued or guaranteed by a foreign national government, its agencies, instrumentalities or political subdivisions, debt securities issued or guaranteed by supranational organizations, corporate debt securities, bank or holding company debt securities and other debt securities including those convertible into common stock. The Fixed Income Fund will invest in investment grade instruments that will bear the rating, at the time of purchase, of AA or higher by S&P or Aa or higher by Moody's, or unrated securities which the Adviser believes to be of comparable quality. However, the Fixed Income Fund reserves the right to invest its assets in lower rated securities (including unrated securities which the Adviser believes to be of such lower quality) as stated in the prospectus.

Repurchase Agreements

     As a means of earning income for periods as short as overnight, the Fixed Income Fund may enter into repurchase agreements that are collateralized by U.S. Government Securities. The Fixed Income Fund may enter into repurchase commitments for investment purposes for periods of thirty (30) days or more. Such commitments involve investment risks similar to those of debt securities in which the Fixed Income Fund invests. Under a repurchase agreement, a Fund acquires a security, subject to the seller's agreement to repurchase that security at a specified time and price. A purchase of securities under repurchase agreements is considered to be a loan by a Fund. The Adviser monitors the value of the collateral to ensure that its value always equals or exceeds the repurchase price and also monitors the financial condition of the seller of the repurchase agreement. If the seller becomes insolvent, a Fund's right to dispose of the securities held as collateral may be impaired and the Fund may incur extra costs. Repurchase agreements for periods in excess of seven days may be deemed to be illiquid.

Miscellaneous

     The Board of Directors may, in the future, authorize one or both of the Funds to invest in securities other than those listed in this SAI and in the prospectus, provided such investments would be consistent with the Fund's investment objective and that such investment would not violate the Fund's fundamental investment policies or restrictions.

                             INVESTMENT RESTRICTIONS

Fundamental Investment Policies and Restrictions

     The Funds have adopted the following fundamental investment restrictions which cannot be changed without approval by vote of a "majority of the outstanding voting securities" of each Fund. As a matter of fundamental policy, each Fund may not:

(1)  Invest in companies for the purpose of exercising management or control;

(2) Invest in securities of other investment companies except by purchase in the open market involving only customary broker's commissions, or as part of a merger, consolidation, or acquisition of assets;

(3)  Purchase or sell commodities or commodity contracts;

(4)  Invest  in  interests  in  oil,  gas,  or  other  mineral   exploration  or
     development programs;

(5) Purchase securities on margin, except for use of short-term credits as necessary for the clearance of purchase of portfolio securities;

(6) Issue senior securities, (except the Funds may engage in transactions such as those permitted by the SEC release IC-10666);

(7) Act as an underwriter of securities of other issuers, except that each Fund may invest up to 10% of the value of its total assets (at the time of investment) in portfolio securities which the Fund might not be free to sell to the public without registration of such securities under the Securities Act of 1933, as amended (the "1933 Act"), or any foreign law restricting distribution of securities in a country of a foreign issuer;

(8) Invest more than 25% of its total assets in securities of companies in the same industry;

(9) Participate on a joint or a joint and several basis in any securities trading account;

(10) Engage in short sales;

(11) Purchase or sell real estate, provided that liquid securities of companies which deal in real estate or interests therein would not be deemed to be an investment in real estate;

(12) Purchase any security if, as a result of such purchase less than 75% of the assets of the Fund would consist of cash and cash items, U.S. Government securities, securities of other investment companies, and securities of issuers in which the Fund has not invested more than 5% of its assets;

(13) Purchase the securities of any issuer (other than obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities) if, as a result, more than 10% of the outstanding voting securities of any issuer would be held by the Fund; and

(14) Make loans, except that the Fixed Income Fund may enter into repurchase agreements secured by the U.S. Government or Agency securities.

(15) Except as specified below, the Funds may only borrow money for temporary or emergency purposes and then only in an amount not in excess of 5% of the lower of value or cost of its total assets, in which case the Fund may pledge, mortgage or hypothecate any of its assets as security for such borrowing but not to an extent greater than 5% of its total assets. A Fund may borrow money to avoid the untimely disposition of assets to meet redemptions, in an amount up to 33 1/3% of the value of its assets, provided that the Fund maintains asset coverage of 300% in connection with borrowings, and the Fund does not make other investments while such borrowings are outstanding.

In applying the fundamental and policy concerning concentration:

(1) Except with respect to a Fund's investment restriction concerning borrowing, if a percentage restriction on investment or utilization of assets is adhered to at the time an investment is made, a later change in percentage resulting from changes in the value or the total cost of a Fund's assets will not be considered a violation of the restriction; and

(2) Investments in certain categories of companies will not be considered to be investments in a particular industry. Examples of these categories include:

     (i) financial service companies will be classified according to the end users of their services, for example, automobile finance, bank finance and diversified finance will each be considered a separate industry;

     (ii) technology companies will be divided according to their products and services, for example, hardware, software, information services and outsourcing, or telecommunications will each be a separate industry; and

     (iii)utility companies will be divided according to their services, for example, gas, gas transmission, electric and telephone will each be considered a separate industry.

Non-Fundamental Policies and Restrictions

     In addition to the fundamental policies and investment restrictions described above, and the various general investment policies described in the prospectus and elsewhere in this SAI, the Funds will be subject to the following investment restrictions, which are considered non-fundamental and may be changed by the Board of Directors without shareholder approval. As a matter of non-fundamental policy, a Fund may not:

(1)   Invest more than 15% of its net assets in illiquid securities;

(2)   Engage in arbitrage transactions; or

(3)   Purchase or sell options.


                            MANAGEMENT OF THE COMPANY

Directors and Officers

     The Company is governed by a Board of Directors, which is responsible for protecting the interest of shareholders. The Directors are experienced business persons who meet throughout the year to oversee the Company's activities, review contractual arrangements with companies that provide services to the Funds, and review performance. The names, addresses and ages of the Directors and officers of the Company, together with information as to their principal occupations during the past five years, are listed below. The Directors who are considered "interested persons" as defined in Section 2(a)(19) of the 1940 Act, as well as those persons affiliated with the Adviser, any other investment adviser to a fund of the Company, and the principal underwriter, and officers of the Company, are noted with an asterisk (*).

                          Position(s) Held     Principal Occupation(s)
Name, Address and Age     With Registrant      During the Past 5 Years
---------------------     -----------------    ------------------------

*John Pasco, III (1)      Chairman, Director   Mr. Pasco is Treasurer and a
1500 Forest Avenue        and Treasurer        Director of Commonwealth
Richmond, VA 23229                             Shareholder Services, Inc.,
(55)                                           ("CSS"), the Company's
                                               Administrator, since 1985;
                                               President and Director
                                               of First Dominion Capital Corp.,
                                               ("FDCC"), the Company's
                                               underwriter; Director and
                                               shareholder of Fund
                                               Services Inc., the Company's
                                               Transfer and  Disbursing Agent,
                                               since 1987; President and
                                               Treasurer of Commonwealth Capital
                                               Management, Inc. since 1983 which
                                               also owns an interest in the
                                               investment manager of The New
                                               Market Fund and an interest in
                                               the investment adviser to the
                                               Third Millennium Russia Fund, two
                                               other funds of the Company;
                                               President of Commonwealth Capital
                                               Management, LLC, since December,
                                               2000, which serves as an
                                               investment adviser to the Newby
                                               Fund, another fund of the
                                               Company; Shareholder of
                                               Commonwealth Fund Accounting,
                                               Inc., which provides bookkeeping
                                               services; and Chairman,
                                               Director and Treasurer
                                               of Vontobel Funds, Inc., a
                                               registered investment  company,
                                               since March, 1997.  Mr. Pasco is
                                               also a certified public
                                               accountant.

Samuel Boyd, Jr.        Director               Mr. Boyd is Manager of the
10808 Hob Nail Court                           Customer Services Operations and
Potomac, MD 20854                              Accounting Division of the
(60)                                           Potomac Electric Power Company
                                               since August, 1978; and
                                               Director of Vontobel Funds,
                                               Inc., a registered investment
                                               company, since March,
                                               1997. Mr. Boyd is also a
                                               certified public accountant.

William E. Poist        Director               Mr. Poist is a financial and tax
5272 River Road                                consultant through his firm
Bethesda, MD 20816                             Management Consulting for
(64)                                           Professionals since 1968;
                                               Director of Vontobel Funds, Inc.,
                                               a registered investment company,
                                               since March, 1997.  Mr. Poist is
                                               also a certified public
                                               accountant.

Paul M. Dickinson         Director             Mr. Dickinson is President of
8704 Berwickshire Drive                        Alfred J. Dickinson,Inc. Realtors
Richmond, VA 23229                             since April, 1971; and Director
(53)                                           of Vontobel Funds, Inc., a
                                               registered investment company,
                                               since March, 1997.

*F. Byron Parker, Jr.     Secretary            Mr. Parker is Secretary of CSS
8002 Discovery Drive                           and FDCC since 1986; Secretary of
Suite 101                                      Vontobel Funds, Inc.,a registered
Richmond, VA 23229                             investment company, since March,
(57)                                           1997; and Partner in the law firm
                                               Mustian & Parker.

*Jane H. Williams       Vice President of      Ms. Williams is the President
3000 Sand Hill Road     the Company and        of Sand Hill Advisors, Inc.
Suite 150               President of the       since  August,  2000 and was the
Menlo Park, CA 94025    Sand Hill Portfolio    Executive  Vice President
(52)                    Manager Fund series    of Sand Hill Advisors, Inc. since
                                               1982.

*Leland H. Faust        President of           Mr. Faust is President of CSI
One Montgomery St.      the CSI Equity         Capital Management, Inc. since
Suite 2525              Fund and the CSI       1978.  Mr. Faust is also a
San Francisco, CA 94104 Fixed Income Fund      Partner in the law firm Taylor &
(54)                                           Faust since September, 1975.

*Franklin A.Trice,III   Vice President of      Mr. Trice is President of
P.O. Box 8535           the Company and        Virginia Management Investment
Richmond, VA 23226-0535 President of the       Corp. since May, 1998; and a
(37)                    New Market Fund        registered representative of
                        series                 FDCC, the Company's underwriter
                                               since September, 1998.  Mr. Trice
                                               was a broker with Scott &
                                               Stringfellow from March, 1996 to
                                               May, 1998 and with Craigie, Inc.
                                               from March, 1992 to January,1996.

*John T. Connor, Jr.    Vice President of      President of Third Millennium
1185 Avenue of the      the Company and        Investment Advisors, LLC since
  Americas, 32nd Floor  President of the       April, 1998; and Chairman of
New York, NY 10036      Third Millennium       ROSGAL Insurance since 1993.

*Steven T. Newby        Vice President of      Mr. Newby is President of Newby
555 Quince Orchard Rd.  the Company and        & Co., a NASD broker/dealer
Suite 610               President of           since July, 1990; and President
Gaithersburg, MD 20878  GenomicsFund.com       of xGENx, LLC since November,
(54)                    and Newby Fund series  1999.

*Todd A. Boren          President of the       Mr. Boren has been employed by
250 Park Avenue, So.    Global e Fund          International Assets Advisory
Suite 200               series                 LLC and its predecessor
Winter Park, FL 32789                          International Assets Advisory
(41)                                           Corp. ("IAAC") since May, 1994.
                                               In his six years with IAAC, he
                                               has served as a Financial
                                               Adviser, VP of Sales, Branch
                                               Manager, Training Manager,
                                               and currently as Senior Vice
                                               President and Managing Director
                                               of Private Client Operations for
                                               both IAAC and Global Assets
                                               Advisors. He is responsible for
                                               overseeing its International
                                               Headquarters in Winter Park,
                                               Florida as well as its New York
                                               operation and joint venture.

-------------------------------------

(1) Mr. Pasco is considered to be an "interested person" of the Company, as that term is defined in the 1940 Act. Mr. Pasco is an interested person because: (1) he is an officer of the Company; (2) he is the owner of an investment adviser to one of the funds of the Company; (3) he is an affiliate of two other investment advisers to funds offered by the Company;
     (4) he owns FDCC, the principal underwriter of the Company; and (5) he owns or controls the Company's various service providers.

     The Company has a standing Audit Committee of the Board composed of Messrs. Boyd, Poist and Dickinson. The functions of the Audit Committee are to meet with the Company's independent auditors to review the scope and findings of the annual audit, discuss the Company's accounting policies, discuss any recommendations of the independent auditors with respect to the Company's management practices, review the impact of changes in accounting standards on the Company's financial statements, recommend to the Board of Directors the selection of independent auditors, and perform such other duties as may be assigned to the Audit Committee by the Board of Directors. During its most recent fiscal year ended August 31, 2001, the Audit Committee met three times.

     The Company has a standing Nominating Committee of the Board composed of Messrs. Boyd, Poist and Dickinson. The Nominating Committee is responsible for the selection and nomination of candidates to serve as directors of the Company. Although the Nominating Committee expects to be able to find an adequate number of qualified candidates to serve as directors, the Nominating Committee is willing to consider nominations received from shareholders. Shareholders wishing to submit a nomination should do so by notifying the Secretary of the Company, in writing, at the address listed on the cover of this SAI. During the Company's most recent fiscal year ended August 31, 2001, the Nominating Committee did not meet.

     The Company does not compensate the directors and officers who are officers or employees of any investment adviser to a fund of the Company. The directors who are not "interested persons" of the Company, as that term is defined in the 1940 Act, receive an annual retainer of $1,000 and a fee of $200 for each meeting of the directors which they attend in person or by telephone. Mr.
Parker, Secretary of the Company, received legal fees from the Company for certain legal services provided to the Company. Directors and officers are reimbursed for travel and other out-of-pocket expenses. The Company does not offer any retirement benefits for directors.

For the fiscal year ended August 31, 2001, the directors received the following compensation from the Company:

                Aggregate Compensation                        Total
                From the Fund for   Pension or Retirement     Compensation
Name and        Fiscal Year Ended   Benefits Accrued as       from the
Position        August 31, 2001 (1) Part of Fund Expenses     Company (2)
--------        ------------------- ---------------------     -----------

John Pasco,III,      $-0-                 N/A                   $-0-
Chairman
Samuel Boyd, Jr.,
Director             $2,000               N/A                   $15,750
William E. Poist,
Director             $2,000               N/A                   $15,750
Paul M. Dickinson,
Director             $2,000               N/A                   $15,750

(1) This amount represents the aggregate amount of compensation paid to the directors by the Fund for service on the Board of Directors for the Fund's fiscal year ended August 31, 2001.

(2) This amount represents the aggregate amount of compensation paid to the directors by all funds of the Company for the fiscal year ended August 31, 2001. The Company consisted of a total of eight funds as of August 31, 2001.

Policies concerning personal investment activities

     The Fund, the investment adviser and the principal underwriter have each adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act, that permits investment personnel, subject to their particular code of ethics, to invest in securities, including securities that may be purchased or held by the Fund, for their own accounts.

     The Codes of Ethics are on file with, and can be reviewed and copied at the
U. S. Securities and Exchange Commission's (the "SEC") Public Reference Room in Washington, D.C. In addition, the Codes of Ethics are also available on the EDGAR Database on the SEC's Internet website at http://www.sec.gov.

                          PRINCIPAL SECURITIES HOLDERS

     As of December 31, 2001, the following persons owned of record shares of the Equity Fund's Investor Shares in the following amounts:

Name and Address                Number of Shares        Percentage of Fund
----------------                ----------------        ------------------

Charles Schwab                  6,370,721.788            94.779%
101 Mongtomery Street
San Francisco, CA 94104

     As of December 31, 2001, the following persons owned of record shares of the Fixed Income Fund in the following amounts:

Name and Address                Number of Shares        Percentage of Fund
----------------                ----------------        ------------------

Charles Schwab                  8,115,822.992            93.061%
101 Mongtomery Street
San Francisco, CA 94104

     As of December 31, 2001, the directors and officers of the Company as a group owned less than 1.00% of the Equity Fund's outstanding shares.

     As of December 31, 2001, the directors and officers of the Company as a group owned less than 1.00% of the Fixed Income Fund's outstanding shares.

                   INVESTMENT ADVISER AND ADVISORY AGREEMENT

     CSI Capital Management, Inc., 445 Bush Street, 5th Floor, San Francisco, CA 94108-3725, is the Funds' investment adviser. The Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, as amended. The Adviser is an independent, privately-owned firm. Leland Faust, a Vice President of the Company, is the sole owner of the Adviser. Mr. Faust, who has been President of the Adviser since 1978, is the President of each Fund, and is the portfolio manager for each Fund.

     The Adviser serves as investment adviser to the Funds pursuant to separate Investment Advisory Agreements with the Company for each Fund (each an "Advisory Agreement"). Unless sooner terminated, each Advisory Agreement will continue in effect from year to year as long as such continuance is approved at least annually: (1) by the Company's Board of Directors; or (2) by a majority vote of the outstanding voting securities of the Fund and a majority of the directors who are not "interested persons" of the Company, as that term is defined in the 1940 Act. Each Advisory Agreement will automatically terminate in the event of its "assignment", as that term is defined in the 1940 Act, and may be terminated without penalty at any time upon sixty (60) days' written notice to the other party by: (i) the majority vote of all the directors or by vote of a majority of the outstanding voting securities of the Fund; or (ii) the Adviser.

     Each Fund is obligated to pay the Adviser a monthly fee equal to an annual rate of 1.00% of such Fund's average daily net assets. With respect to the Fixed Income Fund, the Adviser has voluntarily agreed to waive its advisory fee or make payments to limit the Fund's expenses to the extent necessary to ensure that the Fund's total operating expenses do not exceed 1.00% of average daily net assets through August 31, 2002. During the fiscal year ended August 31, 2001, $1,143,717 and $746,600 were paid to the Adviser by the Equity Fund and the Fixed Income Fund, respectively, and the Adviser waived fees in the amount of $373,300 for the Fixed Income Fund pursuant to the voluntary expense limitation agreement. During the fiscal year ended August 31, 2000, $805,999 and $573,570 were paid to the Adviser by the Equity Fund and the Fixed Income Fund, respectively, and the Adviser waived fees in the amount of $286,785 for the Fixed Income Fund pursuant to the voluntary expense limitation agreement. During the fiscal year ended August 31, 1999, $409,260 and $206,304 were paid to the Adviser by the Equity Fund and the Fixed Income Fund, respectively.

     Pursuant to the terms of the Advisory Agreements, the Adviser pays all expenses incurred by it in connection with its activities thereunder, except the cost of securities (including brokerage commissions, if any) purchased for the Funds. The services furnished by the Adviser under the Advisory Agreements are not exclusive, and the Adviser is free to perform similar services for others.

                           MANAGEMENT-RELATED SERVICES

Administration

     Pursuant to separate Administration Agreements with the Company (the "Administrative Agreements"), Commonwealth Shareholder Services, Inc. ("CSS"), 1500 Forest Avenue, Suite 223, Richmond, Virginia 23229, serves as administrator of the Funds and supervises all aspects of the operation of the Funds except those performed by the Adviser. John Pasco, III, Chairman of the Board of the Company, is the sole owner of CSS. CSS provides certain administrative services and facilities for the Funds, including preparing and maintaining certain books, records, and monitoring compliance with state and federal regulatory requirements.

     As administrator, CSS receives asset-based fees, computed daily and paid monthly, at the annual rates of 0.20% on the first $50 million of average daily net assets, 0.15% on the next $50 million of average daily net assets and 0.10% on average daily net assets above $100 million, subject to a minimum amount of $15,000 per year. CSS also receives an hourly rate, plus certain out-of-pocket expenses, for shareholder servicing and state securities law matters. For the fiscal year ended August 31, 2001, CSS received fees of $198,444 and $143,054 from the Equity Fund and the Fixed Income Fund, respectively. For the fiscal year ended August 31, 2000, CSS received fees of $137,623 and $105,416 from the Equity Fund and the Fixed Income Fund, respectively. For the fiscal year ended August 31, 1999, CSS received fees of $79,686 and $82,522 from the Equity Fund and the Fixed Income Fund, respectively.

Custodian

     Pursuant to a Custodian Agreement with the Company, Brown Brothers Harriman & Co. ("BBH"), 40 Water Street, Boston, Massachusetts 02109, acts as the custodian of the Equity Fund's securities and cash. With the consent of the Company, BBH has designated The Depository Trust Company of New York as its agent to secure a portion of the assets of the Funds. BBH is authorized to appoint other entities to act as sub-custodians to provide for the custody of foreign securities which may be acquired and held by a Fund outside the U.S. Such appointments are subject to appropriate review by the Company's Board of Directors.

Accounting Services

     Pursuant to an Accounting Service Agreement(the "Accounting Agreement"), Commonwealth Fund Accounting, Inc. ("CFA"), 1500 Forest Avenue, Suite 100, Richmond, Virginia 23229, is responsible for accounting relating to the Funds and its investment transactions; maintaining certain books and records of the Funds; determining daily the net asset value per share of the Funds; and preparing security position, transaction and cash position reports. CFA also monitors periodic distributions of gains or losses on portfolio sales and maintains a daily listing of portfolio holdings. CFA is responsible for providing expenses accrued and payment reporting services, tax-related financial information to the Company, and for monitoring compliance with the regulatory requirements relating to maintaining accounting records. John Pasco, III, Chairman of the Board of the Company, is a shareholder of CFA, and is its President and Chief Financial Officer. For its services as accounting agent, CFA receives an asset-based fee, computed daily and paid monthly of the average daily net assets of the Fund, against a minimum fee plus out-of-pocket expenses. As provided in the Accounting Agreement, CFA received fees from the Equity Fund of $43,640 and $19,363 for the fiscal years ended August 31, 2001 and 2000, respectively; and CFA received fees from the Fixed Income Fund of $43,640 and $16,352 for the fiscal years ended August 31, 2001 and 2000, respectively.

Transfer Agent

     Pursuant to a Transfer Agent Agreement with the Company, Fund Services, Inc. ("FSI" or the "Transfer Agent") acts as the Company's transfer and dividend disbursing agent. FSI is located at 1500 Forest Avenue, Suite 111, Richmond, Virginia 23229. John Pasco, III, Chairman of the Board of the Company and an officer and shareholder of CSS (the Administrator of the Fund), owns one-third of the stock of FSI; therefore, FSI may be deemed to be an affiliate of the Company and CSS.

     FSI provides certain shareholder and other services to the Company, including furnishing account and transaction information and maintaining shareholder account records. FSI is responsible for processing orders and payments for share purchases. FSI mails proxy materials (and receives and tabulates proxies), shareholder reports, confirmation forms for purchases and redemptions and prospectuses to shareholders. FSI disburses income dividends and capital distributions and prepares and files appropriate tax-related information concerning dividends and distributions to shareholders.

     For its services as transfer agent, FSI receives per account fees and transaction charges plus out-of-pocket expenses against a minimum fee.

Distributor

     First Dominion Capital Corp. ("FDCC" or the "Distributor"), located at 1500 Forest Avenue, Suite 223, Richmond, Virginia 23229, serves as the principal underwriter and national distributor for the shares of the Funds pursuant to a Distribution Agreement (the "Distribution Agreement"). John Pasco, III, Chairman of the Board of the Company, owns 100% of FDCC, and is its President, Treasurer and a Director. FDCC is registered as a broker-dealer and is a member of the National Association of Securities Dealers, Inc. The offering of the Funds' shares is continuous. There is no sales charge in connection with the purchase of shares of the Fixed Income Fund. FDCC is entitled to the front end sales charge on the sale of Investor Shares, Class A Shares and Class C Shares of the Equity Fund as described in the applicable prospectus and statement of additional information, and may receive other compensation such as the contingent deferred sales charge applicable to Investor Shares and Class C Shares and fees pursuant to a distribution (i.e., 12b-1) plan applicable to Class A and Class C Shares. During the fiscal year ended August 31, 2001, FDCC received $1,640 in connection with the sale of Investor Shares of the Equity Fund.

Independent Accountants

     The Company's independent auditors, Tait, Weller & Baker, audit the Company's annual financial statements, assists in the preparation of certain reports to the U.S. Securities and Exchange Commission (the "SEC"), and prepares the Company's tax returns. Tait, Weller & Baker is located at 8 Penn Center Plaza, Suite 800, Philadelphia, PA 19103.

                             PORTFOLIO TRANSACTIONS

     It is the policy of the Adviser, in placing orders for the purchase and sale of each Fund's securities, to seek to obtain the best price and execution for its securities transactions, taking into account such factors as price, commission, where applicable, (which is negotiable in the case of U.S. national securities exchange transactions but which is generally fixed in the case of foreign exchange transactions), size of order, difficulty of execution and the skill required of the executing broker/dealer. After a purchase or sale decision is made by the Adviser, the Adviser arranges for execution of the transaction in a manner deemed to provide the best price and execution for such Fund. The debt securities purchased by the Funds (especially the Fixed Income Fund) are generally traded in the over-the-counter market on a net basis (i.e., without commission) through dealers, or otherwise involve transactions directly with the issuer of an instrument. The cost of securities purchased from underwriters includes an underwriting commission or concession, and the prices at which securities are purchased from or sold to dealers includes a dealers' mark-up or mark-down.

     Exchange-listed securities are generally traded on their principal exchange unless another market offers a better result. Securities traded only in the over-the-counter market may be executed on a principal basis with primary market makers in such securities except for fixed price offerings and except where a Fund may obtain better prices or executions on a commission basis or by dealing with other than a primary market maker.

     The Adviser, when placing transactions, may allocate a portion of a Fund's brokerage to persons or firms providing the Adviser with investment recommendations or statistical, research or similar services useful to the Adviser's investment decision making process. The term "investment recommendations or statistical, research or similar services" means: (1) advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; and (2) analyses and reports concerning issuers, industries, securities, economic factors and trends, and portfolio strategy. The Adviser may cause a Fund to pay a commission higher than that charged by another broker in consideration of such research services. Such services are one of the many ways the Adviser can keep abreast of the information generally circulated among institutional investors by broker-dealers. While this information is useful in varying degrees, its value is indeterminable. Such services received on the basis of transactions for a Fund may be used by the Adviser for the benefit of the Fund and other clients, and the Fund may benefit from such transactions effected for the benefit of other clients.

     While there is no formula, agreement or undertaking to do so, and when it can be done consistent with the policy of obtaining best price and execution, a Fund may consider sales of its shares as a factor in the selection of brokers to execute portfolio transactions. The Adviser is not authorized, when placing portfolio transactions for a Fund, to pay a brokerage commission in excess of that which another broker might have charged for executing the same transaction solely on the basis of execution. Except for implementing the policy stated above, there is no intention to place portfolio transactions with particular brokers or dealers or groups thereof. When two or more clients managed by the Adviser are simultaneously engaged in the purchase or sale of the same security, the transactions are allocated in a manner deemed equitable to each client. In some cases this procedure could have a detrimental effect on the price or volume of the security as far as a Fund is concerned. In other cases, however, the ability of such Fund to participate in volume transactions will be beneficial for the Fund. The Board of Directors of the Company believes that these advantages, when combined with the other benefits available because of the Adviser's organization, outweigh the disadvantages that may exist from this treatment of transactions.

The Funds paid brokerage commissions as follows:

                             Years ended August 31,
                         ---------------------------
Fund                     1999       2000       2001
----                     ----       ----       ----

Equity Fund              $35,527    $61,495    $94,721
Fixed Income Fund        $  -0-     $  -0-     $  -0-

Portfolio Turnover

     Average annual portfolio turnover rate is the ratio of the lesser of sales or purchases to the monthly average value of the portfolio securities owned during the year, excluding from both the numerator and the denominator all securities with maturities at the time of acquisition of one year or less. A higher portfolio turnover rate involves greater transaction expenses to a Fund and may result in the realization of net capital gains, which would be taxable to shareholders when distributed. The Adviser makes purchases and sales for the Funds' portfolio whenever necessary, in the Adviser's opinion, to meet such Fund's objective. The Adviser anticipates that the average annual portfolio turnover rate of each of the Funds will be less than 50%.

                           CAPITAL STOCK AND DIVIDENDS

     The Company is a series investment company that currently offers multiple classes of shares. The Company is authorized to issue 750,000,000 shares of common stock, with a par value of $0.01 per share. The Company has currently allocated 50,000,000 to the Fixed Income; and 50,000,000 shares to the Equity Fund. With respect to the Equity Fund, the Company has further reclassified those shares as follows: 15,000,000 shares for Class A Shares of the Equity Fund, 10,000,000 shares for Institutional Shares of the Equity Fund, 10,000,000 shares for Class C Shares of the Equity Fund and 15,000,000 shares for Investor Shares of the Equity Fund.

     The Articles of Incorporation of the Company authorizes the Board of Directors to classify or re-classify any unissued shares into one or more series or classes of shares. Each series or class shall have such preference, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications, terms and conditions of redemption and other characteristics as the Board may determine.

     Shares have no preemptive rights and only such conversion or exchange rights as the Board of Directors may grant in their discretion. When issued for payment as described in the prospectuses, shares will be fully paid and non-assessable.

     Each class of shares in the Equity Fund (i.e., Class A, Institutional, Class C and Investor Shares) bear pro-rata the same expenses and are entitled equally to the Fund's dividends and distributions except as follows. Each class will bear the expenses of any distribution and/or service plans applicable to such class. For example, holders of Class A Shares will bear the expenses of the Distribution 12b-1 Plan applicable to it. In addition, each class may incur differing transfer agency fees and may have different sales charges. Standardized performance quotations are computed separately for each class of shares. The differences in expenses paid by the respective classes will affect their performances.

     Shareholders are entitled to one vote for each full share held, and a proportionate fractional vote for each fractional share held, and will vote in the aggregate, and not by series or class, except as otherwise expressly required by law or when the Board of Directors determines that the matter to be voted on affects the interest of shareholders of a particular series or class. Shares of the Funds do not have cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Directors can elect all of the directors if they choose to do so. In such event, the holders of the remaining shares will not be able to elect any person to the Board of Directors. Shares will be maintained in open accounts on the books of FSI.

     Upon the Company's liquidation, all shareholders of a series would share pro-rata in the net assets of such series available for distribution to shareholders of the series, but, as shareholders of such series, would not be entitled to share in the distribution of assets belonging to any other series.

     A shareholder will automatically receive all income dividends and capital gain distributions in additional full and fractional shares of the applicable Fund at its net asset value as of the date of payment unless the shareholder elects to receive such dividends or distributions in cash. The reinvestment date normally precedes the payment date by about seven days although the exact timing is subject to change. Shareholders will receive a confirmation of each new transaction in their account. The Company will confirm all account activity, transactions made as a result of the Automatic Investment Plan described below. Shareholders may rely on these statements in lieu of stock certificates.

Rule 18f-3 Plan

     The Board of Directors of the Company as adopted a Rule 18f-3 Multiple Class Plan on behalf of the Company for the benefit of the Equity Fund. The key features of the Rule 18f-3 Plan are as follows: (i) shares of each class of the Equity Fund represent an equal pro rata interest in the Fund and generally have identical voting, dividend, liquidation, and other rights, preferences, powers, restrictions, limitations qualifications, terms and conditions, except that each class bears certain specific expenses and has separate voting rights on certain matters that relate solely to that class or in which the interests of shareholders of one class differ from the interests of shareholders of another class; and (ii) subject to certain limitations described in the prospectuses, shares of a particular class of the Equity Fund may be exchanged for shares of the same class of another fund offered by the Company. At present, the Equity Fund offers Class A Shares charging a front-end sales charge and charging a distribution (i.e., 12b-1) fee; Institutional Shares charging no front-end or contingent deferred sales charges, charging no distribution (i.e., 12b-1) fees and only available to certain institutional investors; Class C Shares charging a reduced front-end sales charge, a contingent deferred sales charge to shareholders who sell their shares within 360 days of their purchase and higher distribution (i.e., 12b-1) and service fees than Class A Shares; and Investor Shares charging a front-end sales charge but charging no distribution (i.e., 12b-1) fee.

               ADDITIONAL INFORMATION ABOUT PURCHASES AND SALES

Purchasing Shares

     The Funds reserve the right to reject any purchase order and to suspend the offering of shares of one or both of the Funds. Under certain circumstances the Company or the Adviser may waive the minimum initial investment for purchases by officers, Directors, and employees of the Company and its affiliated entities and for certain related advisory accounts and retirement accounts (such as IRAs). The Funds may also change or waive policies concerning minimum investment amounts at any time.

     You may purchase shares of the Funds directly from FDCC. You may also buy shares through accounts with brokers and other institutions ("authorized institutions") that are authorized to place trades in Fund shares for their customers. FDCC and other dealers that have entered into selling agreements with FDCC, are entitled to the front-end sales charge on the sales of Investor Shares of the Equity Fund as described in the prospectus and this SAI. If you invest through an authorized institution, you will have to follow its procedures. Your institution may charge a fee for its services, in addition to the fees charged by the Funds. You will also generally have to address your correspondence or questions regarding such Fund to your authorized institution. The offering price per share is equal to the NAV next determined after the Fund or authorized institution receives your purchase order, plus any applicable sales charge in connection with the purchase of Investor Shares of the Equity Fund.

     Your authorized institution is responsible for transmitting all subscription and redemption requests, investment information, documentation and money to the Funds on time. Certain authorized institutions have agreements with the Funds that allow them to enter confirmed purchase or redemption orders on behalf of clients and customers. Under this arrangement, the authorized institution must send your payment to the Funds by the time they price their shares on the following day. If your authorized institution fails to do so, it may be responsible for any resulting fees or losses.

Distribution

     The Distributor may, from time to time, offer incentive compensation to dealers that sell Investor Shares of the Equity Fund that are subject to sales charges allowing such dealers to retain an additional portion of the sales load. A dealer who receives all of the sales load may be considered an underwriter of the Investor Shares of the Equity Fund's.

     In connection with the promotion of the sales of Investor Shares of the Equity Fund, the Distributor may, from time to time, offer (to all broker dealers who have a sales agreement with the Distributor) the opportunity to participate in sales incentive programs (which may include non-cash concessions). These non-cash concessions are in addition to the sales load described in the prospectus. The Distributor may also, from time to time, pay expenses and fees required in order to participate in dealer sponsored seminars and conferences, reimburse dealers for expenses incurred in connection with pre-approved seminars, conferences and advertising, and may, from time to time, pay or allow additional promotional incentives to dealers as part of pre-approved sales contests.

Computation of Offering Price

     A hypothetical illustration of the computation of the offering price per share of Investor Shares of the Equity Fund, using the value of the Equity Fund's net assets and the number of outstanding shares of the Equity Fund at the close of business on August 31, 2001 and the maximum front-end sales charge of 5.75%, is as follows:

                                  Equity Fund--
                                 Investor Shares
                                 ---------------

      Net Assets                 $104,282,723
      Outstanding Shares            7,655,382
      Net Asset Value Per Share  $      13.62
      Sales Charge (5.75% of
        the offering price)      $       0.83
      Offering Price to Public   $      14.45

Statement of Intention

     The reduced sales charges and public offering price applicable to Investor Shares of the Equity Fund set forth in the prospectus apply to purchases of $50,000 or more made within a 13-month period pursuant to the terms of a written Statement of Intention in the form provided by the Distributor and signed by the purchaser. The Statement of Intention is not a binding obligation to purchase the indicated amount. Shares equal to 4.50% (declining to 1% after an aggregate of $1,000,000 has been purchased under the Statement of Intention) of the dollar amount specified in the Statement of Intention will be held in escrow and capital gain distributions on these escrowed shares will be credited to the shareholder's account in shares (or paid in cash, if requested). If the intended investment is not completed within the specified 13-month period, the purchaser will remit to the Distributor the difference between the sales charge actually paid and the sales charge which would have been paid if the total purchases had been made at a single time. If the difference is not paid within 20 days after written request by the Distributor or the securities dealer, the appropriate number of escrowed shares will be redeemed to pay such difference.

     In the case of purchase orders by the trustees of certain employee plans by payroll deduction, the sales charge for the investments made during the 13-month period will be based on the following: total investments made the first month of the 13-month period times 13; as the period progresses the sales charge will be based: (1) on the actual investment made previously during the 13-month period, plus; (2) the current month's investments times the number of months remaining in the 13-month period. There will be no retroactive adjustments in sales charge on investments previously made during the 13-month period.

Eligible Benefit Plans

     An eligible benefit plan is an arrangement available to the employees of an employer (or two or more affiliated employers) having not less than 10 employees at the plan's inception, or such an employer on behalf of employees of a trust or plan for such employees, their spouses and their children under the age of 21 or a trust or plan for such employees, which provides for purchases through periodic payroll deductions or otherwise. There must be at least 5 initial participants with accounts investing or invested in shares of one or more of the Funds and/or certain other funds.

     The initial purchase by the eligible benefit plan and prior purchases by or for the benefit of the initial participants of the plan must aggregate not less than $5,000 and subsequent purchases must be at least $50 per account and must aggregate at least $250. Purchases by the eligible benefit plan must be made pursuant to a single order paid for by a single check or federal funds wire and may not be made more often than monthly. A separate account will be established for each employee, spouse or child for which purchases are made. The requirements for initiating or continuing purchases pursuant to an eligible benefit plan may be modified and the offering to such plans may be terminated at any time without prior notice.

Selling Shares

     You may sell your shares by giving instructions to the Transfer Agent by mail or by telephone. The Funds will use reasonable procedures to confirm that instructions communicated by telephone are genuine and, if the procedures are followed, will not be liable for any losses due to unauthorized or fraudulent telephone transactions.

     If you are in a category of investors who may purchase Investor Shares of the Equity Fund without a front-end sales charge, you will be subject to a 1.00% contingent deferred sales charge if you redeem your shares within one year of purchase.

     The Board of Directors may suspend the right of redemption or postpone the date of payment during any period when (1) trading on the New York Stock Exchange is restricted as determined by the SEC or such exchange is closed for other than weekends and holidays, (2) the SEC has by order permitted such suspension, or (3) an emergency, as defined by rules of the SEC, exists during which time the sale of Fund shares or valuation of securities held by the Fund are not reasonably practicable.

Small Accounts

     Due to the relatively higher cost of maintaining small accounts, the Company may deduct $50 per year from your account or may redeem the shares in your account, if it has a value of less than $1,000. The Company will advise you in writing thirty (30) days prior to deducting the annual fee or closing your account, during which time you may purchase additional shares in any amount necessary to bring the account back to $1,000. The Company will not close your account if it falls below $1,000 solely because of a market decline. The Company reserves the right to waive this fee.

SPECIAL SHAREHOLDER SERVICES

     As described briefly in the prospectus, each Fund offers the following shareholder services:

Regular Account

     The Regular account allows for voluntary investments to be made at any time. Available to individuals, custodians, corporations, trusts, estates, corporate retirement plans and others, investors are free to make additions and withdrawals to or from their account as often as they wish. Simply use the Account Application provided with the prospectus to open your account.

Telephone Transactions

     A shareholder may redeem shares or transfer into another fund if this service is requested at the time the shareholder completes the initial Account Application. If it is not elected at that time, it may be elected at a later date by making a request in writing to the Transfer Agent and having the signature on the request guaranteed.

     The Company employs reasonable procedures designed to confirm the authenticity of instructions communicated by telephone and, if it does not, it may be liable for any losses due to unauthorized or fraudulent transactions. As a result of this policy, a shareholder authorizing telephone redemption bears the risk of loss which may result from unauthorized or fraudulent transactions which the Company believes to be genuine. When requesting a telephone redemption or transfer, the shareholder will be asked to respond to certain questions designed to confirm the shareholder's identify as a shareholder of record. Cooperation with these procedures helps to protect the account and the Company from unauthorized transactions.

Automatic Investment Plans

     Any shareholder may utilize this feature, which provides for automatic monthly investments into your account. Upon your request, the Transfer Agent will withdraw a fixed amount each month from a checking or savings account for investment into the Fund. This does not require a commitment for a fixed period of time. A shareholder may change the monthly investment, skip a month or discontinue the Automatic Investment Plan as desired by notifying the Transfer Agent at (800) 628-4077.

Retirement Plans

     Shares of the Fund are available for purchase in connection with the following tax-deferred prototype retirement plans:

1. Individual Retirement Arrangements (IRAs). IRAs are available for use by individuals with compensation for services rendered who wish to use shares of the Fund as a funding medium for individual retirement savings. IRAs include traditional IRAs, Roth IRAs and Rollover IRAs.

2. Simplified Employee Pension Plans (SEPs). SEPs are a form of retirement plan for sole proprietors, partnerships and corporations.

     For information about eligibility requirements and other matters concerning these plans and to obtain the necessary forms to participate in these plans, please call the Company at (800) 527-9525. Each plan's custodian charges nominal fees in connection with plan establishment and maintenance. These fees are detailed in the plan documents. You may wish to consult with your attorney or other tax adviser for specific advice concerning your tax status and plans.

Exchange  Privilege

     Shareholders may exchange their shares for shares of any other series of the Company, provided the shares of the fund the shareholder is exchanging into are registered for sale in the shareholder's state of residence. Each account must meet the minimum investment requirements. A written request must have been completed and be on file with the Transfer Agent. To make an exchange, an exchange order must comply with the requirements for a redemption or repurchase order and must specify the value or the number of shares to be exchanged. An exchange will take effect as of the next determination of the Fund's NAV per share (usually at the close of business on the same day). The Transfer Agent will charge the shareholder's account a $10.00 service fee each time there is a telephone exchange. The Company reserves the right to limit the number of exchanges or to otherwise prohibit or restrict shareholders from making exchanges at any time, without notice, should the Company determine that it would be in the best interest of its shareholders to do so. For tax purposes an exchange constitutes the sale of the shares of the Fund from which you are exchanging and the purchase of shares of the Fund into which you are exchanging. Consequently, the sale may involve either a capital gain or loss to the shareholder for federal income tax purposes. The exchange privilege is available only in states where it is legally permissible to do so.

TAX STATUS

Distributions of Net Investment Income

     The Funds receive income generally in the form of dividend, interest and other income on its investments. This income, less expenses incurred in the operation of a Fund, constitutes a Fund's net investment income from which dividends may be paid to you. Any distributions by a Fund from such income will be taxable to you as ordinary income, whether you take them in cash or reinvest them in additional shares.

Distribution of Capital Gains

     The Funds may derive capital gains and losses in connection with sales or other dispositions of its portfolio securities. Distributions from net short-term capital gains will be taxable to you as ordinary income.
Distributions from net long-term capital gains will be taxable to you as long-term capital gain, regardless of how long you have held your shares in a Fund. Any net capital gains realized by a Fund generally will be distributed once each year, and may be distributed more frequently, if necessary, in order to reduce or eliminated excise or income taxes on the Fund. The Equity Fund has a capital loss carryforward of $5,571,878 available to offset future capital gains, if any, which expires in 2009. The Fixed Income Fund has a capital loss carryforward of $12,747 available to offset future capital gains, if any, which expires in 2009.

Effect of Foreign Investments on Distributions

     Most foreign exchange gains realized on the sale of debt securities are treated as ordinary income by a Fund. Similarly, foreign exchange losses realized by a Fund on the sale of debt securities are generally treated as ordinary losses by a Fund. These gains when distributed will be taxable to you as ordinary dividends, and any losses will reduce a Fund's ordinary income otherwise available for distribution to you. This treatment could increase or reduce a Fund's ordinary income distributions to you, and may cause some or all of a Fund's previously distributed income to be classified as return of capital.

     A Fund may be subject to foreign withholding taxes on income from certain of its foreign securities. If more than 50% of a Fund's total assets at the end of the fiscal year are invested in securities of Foreign corporations, a Fund may elect to pass-through to you your pro rata share of foreign taxes paid by the Fund. If this election is made, the year-end statement you receive from a Fund will show more taxable income than was actually distributed to you. However, you will be entitled to either deduct your share of such taxes in computing your taxable income or (subject to limitations) claim a foreign tax credit for such taxes against your U.S. federal income tax. A Fund will provide you with the information necessary to complete your individual income tax return if it makes this election.

Information on the Tax Character of Distributions

     The Funds will inform you of the amount of your ordinary income dividends and capital gains distributions at the time they are paid, and will advise you of their tax status for federal income tax purposes shortly after the close of each calendar year. If you have not held Fund shares for a full year, a Fund may designate and distribute to you, as ordinary income or capital gain, a percentage of income that is not equal to the actual amount of such income earned during the period of your investment in the Fund.

Election to be Taxed as a Regulated Investment Company

     Each Fund has elected to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code, has qualified as such for its most recent fiscal year, and intends to so qualify during the current fiscal year. As regulated investment companies, the Funds generally pay no federal income tax on the income and gains they distribute to you. The Board of Directors reserve the right not to maintain the qualifications of a Fund as a regulated investment company if it determines such course of action to be beneficial to shareholders. In such case, a Fund will be subject to federal, and possibly state, corporate taxes on its taxable income and gains, and distributions to you will be taxed as ordinary dividend income to the extent of such Fund's earnings and profits.

Excise Tax Distribution Requirements

     To avoid federal excise taxes, the Internal Revenue Code requires a Fund to distribute to you by December 31 of each year, at a minimum the following amounts 98% of its taxable ordinary income earned during the twelve month period ending October 31 and 100% of any undistributed amounts from the prior year. Each Fund intends to declare and pay these amounts in December (or in January that are treated by you as received in December) to avoid these excise taxes, but can give no assurances that its distributions will be sufficient to eliminate all taxes.

Redemption of Fund Shares

     Redemption and exchanges of Fund shares are taxable transactions for federal and state income tax purposes. If you redeem your Fund shares, or exchange your Fund shares for shares of a different fund of the Company, the IRS will require that you report a gain or loss on your redemption or exchange. If you hold your shares as a capital asset, the gain or loss that you realize will be capital gain or loss and will be long-term or short-term, generally depending on how long you hold your shares. Any loss incurred on the redemption or exchange of shares held for six months or less will be treated as a long-term capital loss to the extent of any long-term capital gains distributed to you by a Fund on those shares.

     All or a portion of any loss that you realize upon the redemption of your Fund shares will be disallowed to the extent that you buy other shares in such Fund (through reinvestment of dividends or otherwise) within 30 days before or after your share redemption. Any loss disallowed under these rules will be added to your tax basis in the new shares you purchase.

U.S. Government Obligations

     Many states grant tax-free status to dividends paid to you from interest earned on direct obligations of the U.S. government, subject in some states to minimum investment requirements that must be met by the Fund. Investments in Government National Mortgage Association or Federal National Mortgage Association securities, bankers' acceptances, commercial paper and repurchase agreements collateralized by U.S. government securities do not generally qualify for tax-free treatment. The rules on exclusion of this income are different for corporations.

Dividends Received Deduction for Corporations

     Because the Fixed Income Fund's income consists of interest rather than dividends, no portion of its distributions will generally be eligible for the intercorporate dividends-received deduction. None of the dividends paid by the Fixed Income Fund for the most recent calendar year qualified for such deduction, and it is anticipated that none of the current year's dividends will so qualify.

     Because the Equity Fund's income may include corporate dividends, if the shareholder is a corporation, a percentage of the dividends paid by the Equity Fund may qualify for the dividends-received deduction. You will be permitted in some circumstances to deduct these qualified dividends, thereby reducing the tax that you would otherwise be required to pay on these dividends. The dividends-received deduction will be available only with respect to dividends designated by the Equity Fund as eligible for such treatment. All dividends (including the deducted portion) must be included in your alternative minimum taxable income calculations.

                             INVESTMENT PERFORMANCE

     For purposes of quoting and comparing the performance of the Funds to that of other mutual funds and to relevant indices in advertisements or in reports to shareholders, performance will be stated in terms of total return or yield. Both "total return" and "yield" figures are based on the historical performance of a Fund, show the performance of a hypothetical investment and are not intended to indicate future performance.

Yield Information

     From time to time, the Funds may advertise a yield figure. A portfolio's yield is a way of showing the rate of income the portfolio earns on its investments as a percentage of the portfolio's share price. Under the rules of the SEC, yield must be calculated according to the following formula:

                            6
           YIELD = 2[(a-b+ 1) -1]
                      ---
                      cd

      Where:

      a =  dividends and interest earned during the period.
      b =  expenses    accrued    for   the   period   (net   of
           reimbursements).
      c = the average daily number of shares outstanding during the period that were entitled to receive dividends.
      d = the maximum offering price per share on the last day of the period.

     A Fund's yield, as used in advertising, is computed by dividing the Fund's interest and dividend income for a given 30-day period, net of expenses, by the average number of shares entitled to receive distributions during the period, dividing this figure by a Fund's net asset value ("NAV") at the end of the period and annualizing the result (assuming compounding of income) in order to arrive at an annual percentage rate. Income is calculated for purposes of yield quotations in accordance with standardized methods applicable to all stock and bond mutual funds. Dividends from equity investments are treated as if they were accrued on a daily basis, solely for the purposes of yield calculations. In general, interest income is reduced with respect to bonds trading at a premium over their par value by subtracting a portion of the premium from income on a daily basis, and is increased with respect to bonds trading at a discount by adding a portion of the discount to daily income. Capital gains and losses generally are excluded from the calculation. Income calculated for the purpose of calculating a Fund's yield differs from income as determined for other accounting purposes. Because of the different accounting methods used, and because of the compounding assumed in yield calculations, the yield quoted for a Fund may differ from the rate of distributions the Fund paid over the same period or the rate of income reported in the Fund's financial statements.

Total Return Performance

     Under the rules of the SEC, fund advertising performance must include total return quotes, "T" below, calculated according to the following formula:

             n
      P(1+ T) = ERV

      Where:

   P     = a hypothetical initial payment $1,000
   T     = average annual total return
   n     = number of years (l, 5 or 10)
   ERV   = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5 or 10 year periods (or fractional portion thereof).

     The average annual total return will be calculated under the foregoing formula and the time periods used in advertising will be based on rolling calendar quarters, updated to the last day of the most recent quarter prior to submission of the advertising for publication, and will cover prescribed periods. When the period since inception is less than one year, the total return quoted will be the aggregate return for the period. In calculating the ending redeemable value, all dividends and distributions by a Fund are assumed to have been reinvested at NAV as described in the prospectus on the reinvestment dates during the period. Total return, or "T" in the formula above, is computed by finding the average annual compounded rates of return over the prescribed periods (or fractional portions thereof) that would equate the initial amount invested to the ending redeemable value.

     Based on the foregoing, each Fund's average annual total return for the periods or years indicated would be:

                     One Year     Five Years    Ten Years       Since
                     Period ended Period ended  Period ended    Inception to
 Fund                8/31/2001    8/31/2001     8/31/2001       8/31/2001
 ----                ---------    ---------     ---------       ---------

Equity Fund -
  Investor Shares     (24.01%)       N/A            N/A            9.03%(1)
Fixed Income Fund       9.29%        N/A            N/A            5.26%(2)

(1)   Commencement of operations was 10/15/97.
(2)   Commencement of operations was 1/27/98.

     The Funds may also from time to time include in such advertising an aggregate total return figure or an average annual total return figure that is not calculated according to the formula set forth above in order to compare more accurately each Fund's performance with other measures of investment return. The Fund may quote an aggregate total return figure in comparing each Fund's total return with data published by Lipper Analytical Services, Inc. or with the performance of various indices including, but not limited to, the Dow Jones Industrial Average, the Standard & Poor's 500 Stock Index, Russell Indices, the Value Line Composite Index, the Lehman Brothers Bond, Government Corporate, Corporate and Aggregate Indices, Merrill Lynch Government & Agency Index, Merrill Lynch Intermediate Agency Index, Morgan Stanley Capital International Europe, Australia, Far East Index or the Morgan Stanley Capital International World Index. For such purposes, each Fund calculates its aggregate total return for the specified periods of time by assuming the investment of $1,000 in shares of the applicable Fund and assuming the reinvestment of each dividend or other distribution at NAV on the reinvestment date. Percentage increases are determined by subtracting the initial value of the investment from the ending value and by dividing the remainder by the beginning value. To calculate its average annual total return, the aggregate return is then annualized according to the SEC's formula for total return quotes outlined above.

     The Funds may also advertise the performance rankings assigned by various publications and statistical services, including but not limited to, SEI, Lipper Mutual Performance Analysis, Intersec Research Survey of Non-U.S. Equity Fund Returns, Frank Russell International Universe, and any other data which may be reported from time to time by Dow Jones & Company, Morningstar, Inc., Chase Investment Performance, Wilson Associates, Stanger, CDA Investment Technologies, Inc., the Consumer Price Index ("CPI"), The Bank Rate Monitor National Index, or IBC/Donaghue's Average U.S. Government and Agency, or as appears in various publications, including but not limited to, The Wall Street Journal, Forbes, Barron's Fortune, Money Magazine, The New York Times, Financial World, Financial Services Week, USA today and other national or regional publications.

                              FINANCIAL INFORMATION

     Financial Highlights, Statements and Reports of Independent Accountants. You can receive free copies of reports, request other information and discuss your questions about the Fund by contacting the Fund directly at:

                              THE WORLD FUNDS, INC.
                          1500 Forest Avenue, Suite 223
                               Richmond, VA 23229
                            Telephone: (888) 826-2520
                      e-mail: mail@shareholderservices.com

     The Annual Report for the fiscal year ended August 31, 2001 has been filed with the SEC. The financial statements contained in the Annual Report are incorporated by reference into this SAI. The financial statements and financial highlights for the Funds included in the Annual Report have been audited by the Funds' independent auditors, Tait, Weller and Baker, whose report thereon also appears in such Annual Report and is also incorporated herein by reference. No other parts of the Annual Report are incorporated by reference herein. The financial statements in such Annual Report have been incorporated herein in reliance upon such report given upon the authority of such firm as experts in accounting and auditing.

     As of the date of this SAI, the CSI Equity Fund has not yet begun to offer Class A or Class C Shares.

                              THE WORLD FUNDS, INC.
                1500 FOREST AVENUE, SUITE 223, RICHMOND, VA 23229
                                 (888) 826-2520
                       STATEMENT OF ADDITIONAL INFORMATION

                                 CSI Equity Fund
                              Institutional Shares
                                 Class A Shares
                                 Class C Shares

     This Statement of Additional Information ("SAI") is not a prospectus. It should be read in conjunction with the current prospectuses of the CSI Equity Fund (the "Fund") as listed below, as they may be supplemented or revised from time to time. You may obtain the prospectuses of the Fund, free of charge, by writing to The World Funds, Inc. at 1500 Forest Avenue, Suite 223, Richmond, VA 23229 or by calling (888) 826-2520.

     The Fund's audited financial statements and notes thereto for the year ended August 31, 2001 and the unqualified report of Tait, Weller & Baker, the Fund's independent auditors, on such financial statements are included in the Fund's Annual Report to Shareholders for the year ended August 31, 2001 (the "Annual Report") and are incorporated by reference into this SAI. No other parts of the Annual Reports are incorporated herein. A copy of the Annual Report accompanies this SAI and an investor may obtain a copy of the Annual Report by writing to the Fund or calling (888) 826-2520.

Current prospectuses:

o     prospectus for Institutional Shares of the Fund dated January 2, 2002.
o     prospectus for Class A Shares and Class C Shares of the Fund.


The date of this SAI is January 2, 2002

TABLE OF CONTENTS                                                        PAGE
-----------------                                                        ----

General Information
Investment Objective
Strategies and Risks
Investment Restrictions
Management of the Company
Principal Securities Holders
Investment Adviser and Advisory Agreements
Management-Related Services
Portfolio Transactions
Capital Stock and Dividends
Plan of Distribution
Additional Information About Purchases and Sales
Tax Status
Investment Performance
Financial Information

                               GENERAL INFORMATION

     The World Funds, Inc. (the "Company") was organized under the laws of the State of Maryland in May, 1997. The Company is an open-end management investment company registered under the Investment Company Act of 1940, as amended, (the "1940 Act") commonly known as a "mutual fund". This SAI relates to the prospectuses for the Institutional Shares, Class A Shares and Class C Shares of the CSI Equity Fund (the "Fund"). The Fund also offers Investor Shares, which are described in a separate Statement of Additional Information and related prospectus. The Fund is a separate investment portfolio or series of the Company. As of the date of this SAI, the Fund is authorized to issue four classes of shares: Class A Shares, imposing a front-end sales charge of up to a maximum of 5.75% and charging a 12b-1 fee; Institutional Shares imposing no front-end or back-end sales loads and not charging any 12b-1 fees, but only available to certain institutional investors; Class C Shares charging a front-end sales charge of 1%, and a back-end sales charge of 1% if shares are redeemed within the 360 days after purchase, and carrying a higher 12b-1 fee than Class A Shares; and Investor Shares imposing a front-end sales charge of up to a maximum of 5.75% but charging no 12b-1 fee. Each class of shares are substantially the same as they represent interests in the same portfolio of securities and differ only to the extent that they bear different expenses. See "Capital Stock and Dividends" in this SAI. The Fund is a "diversified" series as that term is defined in the 1940 Act.

ADDITIONAL INFORMATION ABOUT THE FUND'S INVESTMENTS

     The following information supplements the discussion of the Fund's investment objective and policies. The Fund's investment objective and fundamental investment policies may not be changed without approval by vote of a majority of the outstanding voting shares of the Fund. As used in this SAI, a "majority of outstanding voting shares" means the lesser of: (1) 67% of the voting shares of the Fund represented at a meeting of shareholders at which the holders of 50% or more of the shares of the Fund are represented; or (2) more than 50% of the outstanding voting shares of the Fund. The investment programs, restrictions and the operating policies of the Fund that are not fundamental policies can be changed by the Board of Directors of the Company without shareholder approval; except that, the Company will give the shareholders of the Fund at least sixty (60) days' prior notice of any change with respect to its policy of investing, under normal market conditions, at least 80% of its net assets in equity securities.

                              INVESTMENT OBJECTIVE

     The Fund's investment objective is long-term growth of capital. The Fund seeks to achieve its investment objective by investing in a diversified portfolio consisting primarily of equity securities, such as common stocks and securities convertible into common stocks. Under normal market conditions, the Fund will have at least 80% of its net assets invested in such securities. This is not a fundamental policy and may be changed by the Board of Directors of the Company without a vote of shareholders, upon at least sixty (60) days' prior notice. All investments entail some market and other risks and there is no assurance that the Fund's investment objective will be realized. You should not rely on an investment in the Fund as a complete investment program.

                              STRATEGIES AND RISKS

     The following discussion of investment techniques and instruments supplements, and should be read in conjunction with, the investment information in the Fund's prospectuses. In seeking to meet its investment objective, the Fund may invest in any type of security whose characteristics are consistent with its investment programs described below.

INVESTMENT PROGRAMS

Convertible  Securities

     The Fund may invest in convertible securities. Traditional convertible securities include corporate bonds, notes and preferred stocks that may be converted into or exchanged for common stock, and other securities that also provide an opportunity for equity participation. These securities are convertible either at a stated price or a stated rate (that is, for a specific number of shares of common stock or other security). As with other fixed income securities, generally the price of a convertible security varies inversely with interest rates. While providing a fixed income stream, a convertible security also affords the investor an opportunity, through its conversion feature, to participate in the capital appreciation of the common stock into which it is convertible. As the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the price of a convertible security tends to rise as a reflection of the value of the underlying common stock. To obtain such an opportunity for a higher yield or capital appreciation, the Fund has to pay more for a convertible security than the value of the underlying common stock. The Fund will generally hold common stock it acquires upon conversion of a convertible security for so long as the investment adviser anticipates such stock will provide the Fund with opportunities that are consistent with the Fund's investment objective and policies.

Warrants

     The Fund may invest in warrants. The value of warrants is derived solely from capital appreciation of the underlying equity securities. Warrants have no voting rights, pay no dividends and have no rights with respect to the assets of the corporation issuing them. Warrants are options to purchase equity securities at a specific price for a specific period of time. They do not represent ownership of the securities, but only the right to buy them. Warrants differ from call options in that warrants are issued by the underlying corporation, whereas call options may be written by anyone.

Illiquid  Securities

     The Fund may invest up to 15% of its net assets in illiquid securities. The term "illiquid securities" for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the securities. Illiquid securities include generally, among other things, certain written over-the-counter options, securities or other liquid assets as cover for such options, repurchase agreements with maturities in excess of seven days, certain loan participation interests and other securities whose disposition is restricted under the federal securities laws.

Depositary Receipts

     The assets of the Fund will be invested on a global basis to take advantage of investment opportunities both within the U.S. and other countries. The Fund may buy foreign securities directly in their principal markets or indirectly through the use of depositary receipts. The Fund may invest in sponsored and unsponsored American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs"), Global Depositary Receipts ("GDRs") and other similar depositary receipts. ADRs are issued by an American bank or trust company and evidence ownership of underlying securities of a foreign company. EDRs and GDRs are typically issued by foreign banks or trust companies and evidence ownership of either foreign or domestic underlying securities. The foreign country may withhold taxes on dividends or distributions paid on the ADR's, EDR's or GDR's underlying securities, thereby reducing the dividend or distribution amount received by shareholders.

     Unsponsored depositary receipts are issued without the participation of the issuer of the underlying securities. As a result, information concerning the issuer may not be as current as for sponsored depositary receipts. Holders of unsponsored depositary receipts generally bear all the costs of the depositary receipts facilities. The depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited securities or to pass through voting rights to the holders of such receipts in respect of the deposited securities. Therefore, there may not be a correlation between information concerning the issuer of the security and the market value of an unsponsored depositary receipts.

U.S.  Government  Securities

     The Fund may invest in U.S. Government Securities. U.S. Government securities are obligations of, or guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as U.S. Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association ("GNMA"), are supported by the full faith and credit of the United States; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Treasury; others, such as those of the Federal National Mortgage Association ("FNMA"), are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; and still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality.

     U.S. Government securities include: (1) securities that have no interest coupons (see "Zero Coupon Securities" below) or have been stripped of their unmatured interest coupons; (2) individual interest coupons from such securities that trade separately; and, (3) evidences of receipt of such securities. Such securities that pay no cash income are purchased at a deep discount from their value at maturity. Because interest on zero coupon and stripped securities is not distributed on a current basis but is, in effect, compounded, such securities tend to be subject to greater market risk than interest-payment securities.

Corporate  Debt  Securities

     The Fund may invest in investment grade corporate debt securities. The Fund may invest, at the time of purchase, in securities rated Baa or higher by Moody's Investor Service, Inc. ("Moody's"); BBB or higher by Standard and Poor's Ratings Group ("S & P"); or unrated securities, which in the judgment of the investment adviser, will be of comparable quality. Securities rated as Baa by Moody's or BBB by S&P are generally considered to be investment grade although they have speculative characteristics and changes in economic conditions or circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case for higher rated debt securities.

Zero Coupon Securities

     The Fund may invest in zero coupon securities. Certain zero coupon securities are convertible into common stock and offer the opportunity for capital appreciation as increases (or decreases) in the market value of such securities follows the movements in the market value of the underlying common stock. Zero coupon convertible securities generally are expected to be less volatile than the underlying common stock as they usually are issued with intermediate to short maturities (15 years or less) and are issued with options and/or redemption features exercisable by the holder of the securities entitling the holder to redeem the securities and receive a defined cash payment.

     Zero coupon securities also include securities issued directly as zero coupon securities by the U.S. Treasury, and U.S. Treasury bonds or notes which have their unmatured interest coupons separated by their holder, typically a custodian bank or investment brokerage firm. The holder separates ("strips") the interest coupons from the underlying principal of the U.S. Treasury security.

     When U.S. Treasury obligations have been stripped of their unmatured interest coupons by the holder, the principal is sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic interest (cash) payments. Once the U.S. Treasury obligation is stripped, the principal and coupons may be sold separately. Typically, the coupons are sold individually or grouped with other coupons with like maturity dates and sold bundled in such form. Purchasers of stripped obligations acquire, in effect, discounted obligations that are similar to zero coupon securities that the Treasury sells directly.

Repurchase Agreements

     Under a repurchase agreement, a Fund acquires a security, subject to the seller's agreement to repurchase that security at a specified time and price. A purchase of securities under repurchase agreements is considered to be a loan by a Fund. The investment adviser monitors the value of the collateral to ensure that its value always equals or exceeds the repurchase price and also monitors the financial condition of the seller of the repurchase agreement. If the seller becomes insolvent, the Fund's right to dispose of the securities held as collateral may be impaired and the Fund may incur extra costs. Repurchase agreements for periods in excess of seven days may be deemed to be illiquid.

Miscellaneous

     The Board of Directors may, in the future, authorize the Fund to invest in securities other than those listed in this SAI and in the prospectuses, provided such investments would be consistent with the Fund's investment objective and that such investment would not violate the Fund's fundamental investment policies or restrictions.

                             INVESTMENT RESTRICTIONS

Fundamental  Investment  Policies and  Restrictions

     The Fund has adopted the following fundamental investment restrictions which cannot be changed without approval by vote of a "majority of the outstanding voting securities" of the Fund. As a matter of fundamental policy, the Fund may not:

(1)  Invest in companies for the purpose of exercising management or control;

(2) Invest in securities of other investment companies except by purchase in the open market involving only customary broker's commissions, or as part of a merger, consolidation, or acquisition of assets;

(3)  Purchase or sell commodities or commodity contracts;

(4)  Invest  in  interests  in  oil,  gas,  or  other  mineral   exploration  or
     development programs;

(5) Purchase securities on margin, except for use of short-term credits as necessary for the clearance of purchase of portfolio securities;

(6) Issue senior securities, (except the Fund may engage in transactions such as those permitted by the SEC release IC-10666);

(7) Act as an underwriter of securities of other issuers, except that the Fund may invest up to 10% of the value of its total assets (at the time of investment) in portfolio securities which the Fund might not be free to sell to the public without registration of such securities under the Securities Act of 1933, as amended (the "1933 Act"), or any foreign law restricting distribution of securities in a country of a foreign issuer;

(8) Invest more than 25% of its total assets in securities of companies in the same industry;

(9) Participate on a joint or a joint and several basis in any securities trading account;

(10) Engage in short sales;

(11) Purchase or sell real estate, provided that liquid securities of companies which deal in real estate or interests therein would not be deemed to be an investment in real estate;

(12) Purchase any security if, as a result of such purchase less than 75% of the assets of the Fund would consist of cash and cash items, U.S. Government securities, securities of other investment companies, and securities of issuers in which the Fund has not invested more than 5% of its assets;

(13) Purchase the securities of any issuer (other than obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities) if, as a result, more than 10% of the outstanding voting securities of any issuer would be held by the Fund;

(14) Make loans; and

(15) Except as specified below, the Fund may only borrow money for temporary or emergency purposes and then only in an amount not in excess of 5% of the lower of value or cost of its total assets, in which case the Fund may pledge, mortgage or hypothecate any of its assets as security for such borrowing but not to an extent greater than 5% of its total assets. The Fund may borrow money to avoid the untimely disposition of assets to meet redemptions, in an amount up to 33 1/3% of the value of its assets, provided that the Fund maintains asset coverage of 300% in connection with borrowings, and the Fund does not make other investments while such borrowings are outstanding.

In applying the fundamental and policy concerning concentration:

(1) Except with respect to the Fund's investment restriction concerning borrowing, if a percentage restriction on investment or utilization of assets is adhered to at the time an investment is made, a later change in percentage resulting from changes in the value or the total cost of the Fund's assets will not be considered a violation of the restriction; and

(2) Investments in certain categories of companies will not be considered to be investments in a particular industry. Examples of these categories include:

      (i) financial service companies will be classified according to the end users of their services, for example, automobile finance, bank finance and diversified finance will each be considered a separate industry;

      (ii) technology companies will be divided according to their products and services, for example, hardware, software, information services and outsourcing, or telecommunications will each be a separate industry; and

      (iii)utility companies will be divided according to their services, for example, gas, gas transmission, electric and telephone will each be considered a separate industry.

Non-Fundamental  Policies  and  Restrictions

     In addition to the fundamental policies and investment restrictions described above, and the various general investment policies described in the prospectuses and elsewhere in this SAI, the Fund will be subject to the following investment restrictions, which are considered non-fundamental and may be changed by the Board of Directors without shareholder approval. As a matter of non-fundamental policy, the Fund may not:

(1)  Invest more than 15% of its net assets in illiquid securities;

(2)  Engage in arbitrage transactions; or

(3)  Purchase or sell options.

                            MANAGEMENT OF THE COMPANY

Directors and Officers

     The Company is governed by a Board of Directors, which is responsible for protecting the interest of shareholders. The directors are experienced business persons who meet throughout the year to oversee the Company's activities, review contractual arrangements with companies that provide services to the Fund, and review performance. The names, addresses and ages of the directors and officers of the Company, together with information as to their principal occupations during the past five years, are listed below. The director who is considered an "interested person" as defined in Section 2(a)(19) of the 1940 Act, as well as those persons affiliated with any manager or investment adviser to a fund of the Company, and the principal underwriter, and officers of the Company, are noted with an asterisk (*).

                          Position(s) Held     Principal Occupation(s)
Name, Address and Age     With Registrant      During the Past 5 Years
---------------------     -----------------    ------------------------

*John Pasco, III (1)      Chairman, Director   Mr. Pasco is Treasurer and a
1500 Forest Avenue        and Treasurer        Director of Commonwealth
Richmond, VA 23229                             Shareholder Services, Inc.,
(55)                                           ("CSS"), the Company's
                                               Administrator, since 1985;
                                               President and Director
                                               of First Dominion Capital Corp.,
                                               ("FDCC"), the Company's
                                               underwriter; Director and
                                               shareholder of Fund
                                               Services Inc., the Company's
                                               Transfer and  Disbursing Agent,
                                               since 1987; President and
                                               Treasurer of Commonwealth Capital
                                               Management, Inc. since 1983 which
                                               also owns an interest in the
                                               investment manager of The New
                                               Market Fund and an interest in
                                               the investment adviser to the
                                               Third Millennium Russia Fund, two
                                               other funds of the Company;
                                               President of Commonwealth Capital
                                               Management, LLC, since December,
                                               2000, which serves as an
                                               investment adviser to the Newby
                                               Fund, another fund of the
                                               Company; Shareholder of
                                               Commonwealth Fund Accounting,
                                               Inc., which provides bookkeeping
                                               services; and Chairman,
                                               Director and Treasurer
                                               of Vontobel Funds, Inc., a
                                               registered investment  company,
                                               since March, 1997.  Mr. Pasco is
                                               also a certified public
                                               accountant.

Samuel Boyd, Jr.        Director               Mr. Boyd is Manager of the
10808 Hob Nail Court                           Customer Services Operations and
Potomac, MD 20854                              Accounting Division of the
(60)                                           Potomac Electric Power Company
                                               since August, 1978; and
                                               Director of Vontobel Funds,
                                               Inc., a registered investment
                                               company, since March,
                                               1997. Mr. Boyd is also a
                                               certified public accountant.

William E. Poist        Director               Mr. Poist is a financial and tax
5272 River Road                                consultant through his firm
Bethesda, MD 20816                             Management Consulting for
(64)                                           Professionals since 1968;
                                               Director of Vontobel Funds, Inc.,
                                               a registered investment company,
                                               since March, 1997.  Mr. Poist is
                                               also a certified public
                                               accountant.

Paul M. Dickinson         Director             Mr. Dickinson is President of
8704 Berwickshire Drive                        Alfred J. Dickinson,Inc. Realtors
Richmond, VA 23229                             since April, 1971; and Director
(53)                                           of Vontobel Funds, Inc., a
                                               registered investment company,
                                               since March, 1997.

*F. Byron Parker, Jr.     Secretary            Mr. Parker is Secretary of CSS
8002 Discovery Drive                           and FDCC since 1986; Secretary of
Suite 101                                      Vontobel Funds, Inc.,a registered
Richmond, VA 23229                             investment company, since March,
(57)                                           1997; and Partner in the law firm
                                               Mustian & Parker.

*Jane H. Williams       Vice President of      Ms. Williams is the President
3000 Sand Hill Road     the Company and        of Sand Hill Advisors, Inc.
Suite 150               President of the       since  August,  2000 and was the
Menlo Park, CA 94025    Sand Hill Portfolio    Executive  Vice President
(52)                    Manager Fund series    of Sand Hill Advisors, Inc. since
                                               1982.

*Leland H. Faust        President of           Mr. Faust is President of CSI
One Montgomery St.      the CSI Equity         Capital Management, Inc. since
Suite 2525              Fund and the CSI       1978.  Mr. Faust is also a
San Francisco, CA 94104 Fixed Income Fund      Partner in the law firm Taylor &
(54)                                           Faust since September, 1975.

*Franklin A.Trice,III   Vice President of      Mr. Trice is President of
P.O. Box 8535           the Company and        Virginia Management Investment
Richmond, VA 23226-0535 President of the       Corp. since May, 1998; and a
(37)                    New Market Fund        registered representative of
                        series                 FDCC, the Company's underwriter
                                               since September, 1998.  Mr. Trice
                                               was a broker with Scott &
                                               Stringfellow from March, 1996 to
                                               May, 1998 and with Craigie, Inc.
                                               from March, 1992 to January,1996.

*John T. Connor, Jr.    Vice President of      President of Third Millennium
1185 Avenue of the      the Company and        Investment Advisors, LLC since
  Americas, 32nd Floor  President of the       April, 1998; and Chairman of
New York, NY 10036      Third Millennium       ROSGAL Insurance since 1993.

*Steven T. Newby        Vice President of      Mr. Newby is President of Newby
555 Quince Orchard Rd.  the Company and        & Co., a NASD broker/dealer
Suite 610               President of           since July, 1990; and President
Gaithersburg, MD 20878  GenomicsFund.com       of xGENx, LLC since November,
(54)                    and Newby Fund series  1999.

*Todd A. Boren          President of the       Mr. Boren has been employed by
250 Park Avenue, So.    Global e Fund          International Assets Advisory
Suite 200               series                 LLC and its predecessor
Winter Park, FL 32789                          International Assets Advisory
(41)                                           Corp. ("IAAC") since May, 1994.
                                               In his six years with IAAC, he
                                               has served as a Financial
                                               Adviser, VP of Sales, Branch
                                               Manager, Training Manager,
                                               and currently as Senior Vice
                                               President and Managing Director
                                               of Private Client Operations for
                                               both IAAC and Global Assets
                                               Advisors. He is responsible for
                                               overseeing its International
                                               Headquarters in Winter Park,
                                               Florida as well as its New York
                                               operation and joint venture.
-------------------------------------

(1) Mr. Pasco is considered to be an "interested person" of the Company, as that term is defined in the 1940 Act. Mr. Pasco is an interested person because: (1) he is an officer of the Company; (2) he is the owner of an investment adviser to one of the funds of the Company; (3) he is an affiliate of two other investment advisers to funds offered by the Company;
     (4) he owns FDCC, the principal underwriter of the Company; and (5) he owns or controls the Company's various service providers.

     The Company has a standing Audit Committee of the Board composed of Messrs. Boyd, Poist and Dickinson. The functions of the Audit Committee are to meet with the Company's independent auditors to review the scope and findings of the annual audit, discuss the Company's accounting policies, discuss any recommendations of the independent auditors with respect to the Company's management practices, review the impact of changes in accounting standards on the Company's financial statements, recommend to the Board of Directors the selection of independent auditors, and perform such other duties as may be assigned to the Audit Committee by the Board of Directors. During its most recent fiscal year ended August 31, 2001, the Audit Committee met three times.

     The Company has a standing Nominating Committee of the Board composed of Messrs. Boyd, Poist and Dickinson. The Nominating Committee is responsible for the selection and nomination of candidates to serve as directors of the Company. Although the Nominating Committee expects to be able to find an adequate number of qualified candidates to serve as directors, the Nominating Committee is willing to consider nominations received from shareholders. Shareholders wishing to submit a nomination should do so by notifying the Secretary of the Company, in writing, at the address listed on the cover of this SAI. During the Company's most recent fiscal year ended August 31, 2001, the Nominating Committee did not meet.

     The Company does not compensate the directors and officers who are officers or employees of any investment adviser to a fund of the Company. The directors who are not "interested persons" of the Company, as that term is defined in the 1940 Act, receive an annual retainer of $1,000 and a fee of $200 for each meeting of the directors which they attend in person or by telephone. Mr.
Parker, Secretary of the Company, received legal fees from the Company for certain legal services provided to the Company. Directors and officers are reimbursed for travel and other out-of-pocket expenses. The Company does not offer any retirement benefits for directors.

     For the fiscal year ended August 31, 2001, the directors received the following compensation from the Company:

                Aggregate Compensation                        Total
                From the Fund for   Pension or Retirement     Compensation
Name and        Fiscal Year Ended   Benefits Accrued as from  the
Position        August 31, 2001 (1) Part of Fund Expenses     Company (2)
--------        ------------------- ---------------------     -----------

John Pasco,III,      $-0-                 N/A                   $-0-
Chairman
Samuel Boyd, Jr.,
Director             $2,000               N/A                   $15,750
William E. Poist,
Director             $2,000               N/A                   $15,750
Paul M. Dickinson,
Director             $2,000               N/A                   $15,750

(1) This amount represents the aggregate amount of compensation paid to the directors by the Fund for service on the Board of Directors for the Fund's fiscal year ended August 31, 2001.

(2) This amount represents the aggregate amount of compensation paid to the directors by all funds of the Company for the fiscal year ended August 31, 2001. The Company consisted of a total of eight funds as of August 31, 2001.

Policies concerning personal investment activities

     The Fund, the investment adviser and the principal underwriter have each adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act, that permit investment personnel, subject to their particular code of ethics, to invest in securities, including securities that may be purchased or held by the Fund, for their own accounts.

     The Codes of Ethics are on file with, and can be reviewed and copied at the
U. S. Securities and Exchange Commission's (the "SEC") Public Reference Room in Washington, D.C. In addition, the Codes of Ethics are also available on the EDGAR Database on the SEC's Internet website at http://www.sec.gov.

                          PRINCIPAL SECURITIES HOLDERS

     As  of  December  31,  2001,   the   following   persons  owned  of  record
Institutional Class shares of the Fund in the following amounts:

                                                   Percentage of Fund's
Name and Address              Number of Shares     Institutional Class of Shares
----------------              ----------------     ------------------

Charles Schwab                  687,512.211        100.00%
101 Montgomery Street
San Francisco, CA 94104

     As of December 31, 2001, the directors and officers of the Company as a group owned less than 1.00% of the Fund's outstanding Institutional Class of shares.

                   INVESTMENT ADVISER AND ADVISORY AGREEMENT

     CSI Capital Management, Inc. (the "Adviser"), located at 445 Bush Street, 5th Floor, San Francisco, CA 94108-3725, is the Fund's investment adviser. The Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, as amended. The Adviser is an independent, privately-owned firm. Leland Faust is the sole owner of the Adviser. Mr. Faust, who has been President of the Adviser since 1978, is the President and portfolio manager of the Fund.

     The Adviser provides investment advisory services pursuant to an Investment Advisory Agreement (the "Advisory Agreement"). Unless sooner terminated, the Advisory Agreement will continue in effect from year to year as long as such continuance is approved at least annually: (1) by the Company's Board of Directors; or (2) by a majority vote of the outstanding voting securities of the Fund and a majority of the directors who are not "interested persons" of the Company, as that term is defined in the 1940 Act. The Advisory Agreement will automatically terminate in the event of its "assignment", as that term is defined in the 1940 Act, and may be terminated without penalty at any time upon sixty (60) days' written notice to the other party by: (i) the majority vote of all the directors or by vote of a majority of the outstanding voting securities of the Fund; or (ii) the Adviser.

     Under the Advisory Agreement, the Adviser, subject to the supervision of the directors, provides a continuous investment program for the Fund, including investment research and management with respect to securities, investments and cash equivalents, in accordance with the Fund's investment objective, policies, and restrictions as set forth in the prospectus and this SAI. The Adviser is responsible for effecting all security transactions on behalf of the Fund, including the allocation of principal business and portfolio brokerage and the negotiation of commissions. The Adviser also maintains books and records with respect to the securities transactions of the Fund and furnishes to the directors such periodic or other reports as the directors may request.

     The Fund is obligated to pay the Adviser a monthly fee equal to an annual rate of 1.00% of the Fund's average daily net assets. For its services as investment adviser, the Fund paid the Adviser $1,143,717, $805,999 and $409,260 for the fiscal years ended August 31, 2001, 2000 and 1999, respectively.

     Pursuant to the terms of the Advisory Agreement, the Adviser pays all expenses incurred by it in connection with its activities thereunder, except the cost of securities (including brokerage commissions, if any) purchased for the Fund. The services furnished by the Adviser under the Advisory Agreement are not exclusive, and the Adviser is free to perform similar services for others.

                           MANAGEMENT-RELATED SERVICES

Administration

     Pursuant to an Administration Agreement with the Company (the "Administrative Agreement"), Commonwealth Shareholder Services, Inc. ("CSS"), 1500 Forest Avenue, Suite 223, Richmond, Virginia 23229, serves as administrator of the Fund and supervises all aspects of the operation of the Fund except those performed by the Adviser. John Pasco, III, Chairman of the Board of the Company, is the sole owner of CSS. CSS provides certain administrative services and facilities for the Fund, including preparing and maintaining certain books, records, and monitoring compliance with state and federal regulatory requirements.

     As administrator, CSS receives an asset-based fee, computed daily and paid monthly, at the annual rate of 0.20% on the first $50 million of average daily net assets, 0.15% on the next $50 million of average daily net assets and 0.10% on average daily net assets above $100 million, subject to a minimum amount of $15,000 per year. CSS also receives an hourly rate for shareholder servicing and state securities law matters plus certain out-of-pocket expenses. As provided in the Administrative Agreement, the Fund paid CSS $198,444, $137,623 and $79,686 for fiscal years ended August 31, 2001, 2000 and 1999, respectively.

Custodian

     Pursuant to a Custodian Agreement with the Company, as amended June 1, 2000, Brown Brothers Harriman & Co. ("BBH"), 40 Water Street, Boston, Massachusetts 02109, acts as the custodian of the Fund's securities and cash. With the consent of the Company, BBH has designated The Depository Trust Company of New York as its agent to secure a portion of the assets of the Fund. BBH is authorized to appoint other entities to act as sub-custodians to provide for the custody of foreign securities which may be acquired and held by the Fund outside the U.S. Such appointments are subject to appropriate review by the Company's Board of Directors.

Accounting Services

     Pursuant to an Accounting Service Agreement (the "Accounting Agreement"), Commonwealth Fund Accounting, Inc. ("CFA"), 1500 Forest Avenue, Suite 100, Richmond, Virginia 23229, is responsible for accounting relating to the Fund and its investment transactions; maintaining certain books and records of the Fund; determining daily the net asset value per share of the Fund; and preparing security position, transaction and cash position reports.

     CFA also monitors periodic distributions of gains or losses on portfolio sales and maintains a daily listing of portfolio holdings. CFA is responsible for providing expenses accrued and payment reporting services, tax-related financial information to the Company, and for monitoring compliance with the regulatory requirements relating to maintaining accounting records. John Pasco, III, Chairman of the Board of the Company, is a shareholder of CFA, and is its President and Chief Financial Officer. For its services as accounting agent, CFA receives an asset-based fee, computed daily and paid monthly of the average daily net assets of the Fund, against a minimum fee plus out-of-pocket expenses. As provided for in the Accounting Agreement, CFA received $43,640 and $19,363 for the fiscal years ended August 31, 2001 and 2000, respectively.

Transfer Agent

     Pursuant to a Transfer Agent Agreement with the Company, Fund Services, Inc. ("FSI" or the "Transfer Agent") acts as the Company's transfer and dividend disbursing agent. FSI is located at 1500 Forest Avenue, Suite 111, Richmond, Virginia 23229. John Pasco, III, Chairman of the Board of the Company and an officer and shareholder of CSS (the Administrator of the Fund), owns one-third of the stock of FSI; therefore, FSI may be deemed to be an affiliate of the Company and CSS.

     FSI provides certain shareholder and other services to the Company, including furnishing account and transaction information and maintaining shareholder account records. FSI is responsible for processing orders and payments for share purchases. FSI mails proxy materials (and receives and tabulates proxies), shareholder reports, confirmation forms for purchases and redemptions and prospectuses to shareholders. FSI disburses income dividends and capital distributions and prepares and files appropriate tax-related information concerning dividends and distributions to shareholders.

     For its services as transfer agent, FSI receives per account fees and transaction charges plus out-of-pocket expenses against a minimum fee.

Distributor

     First Dominion Capital Corp. ("FDCC" or the "Distributor"), located at 1500 Forest Avenue, Suite 223, Richmond, Virginia 23229, serves as the principal underwriter and national distributor for the shares of the Fund pursuant to a Distribution Agreement (the "Distribution Agreement"). John Pasco, III, Chairman of the Board of the Company, owns 100% of FDCC, and is its President, Treasurer and a Director. FDCC is registered as a broker-dealer and is a member of the National Association of Securities Dealers, Inc. The offering of the Fund's shares is continuous. FDCC is entitled to the front-end sales charge on the sales of Investor, Class A and Class C Shares as described in the applicable prospectus and this SAI. FDCC is also entitled to the payment of contingent deferred sales charges upon the redemption of Class C Shares as described in the applicable prospectus and this SAI. In addition, FDCC may receive distribution (12b-1) and/or service fees from the Class A and Class C Shares of the Fund, as described in the applicable prospectus and this SAI. During the fiscal year ended August 31, 2001, no fees were paid pursuant to any distribution (12b-1) and/or service plan nor were any sales charges paid in connection with the sale of the Fund's Institutional, Class A Shares or Class C Shares. FDCC received $1,640 in connection with the sale of Investor Shares of the Fund.

Independent Accountants

     The Company's independent auditors, Tait, Weller & Baker, audit the Company's annual financial statements, assists in the preparation of certain reports to the SEC, and prepares the Company's tax returns. Tait, Weller & Baker is located at 8 Penn Center Plaza, Suite 800, Philadelphia, Pennsylvania 19103.

                             PORTFOLIO TRANSACTIONS

     It is the policy of the Adviser, in placing orders for the purchase and sale of the Fund's securities, to seek to obtain the best price and execution for its securities transactions, taking into account such factors as price, commission, where applicable, (which is negotiable in the case of U.S. national securities exchange transactions but which is generally fixed in the case of foreign exchange transactions), size of order, difficulty of execution and the skill required of the executing broker/dealer. After a purchase or sale decision is made by the Adviser, the Adviser arranges for execution of the transaction in a manner deemed to provide the best price and execution for the Fund.

     Exchange-listed securities are generally traded on their principal exchange unless another market offers a better result. Securities traded only in the over-the-counter market may be executed on a principal basis with primary market makers in such securities except for fixed price offerings and except where the Fund may obtain better prices or executions on a commission basis or by dealing with other than a primary market maker.

     The Adviser, when placing transactions, may allocate a portion of the Fund's brokerage to persons or firms providing the Adviser with investment recommendations or statistical, research or similar services useful to the Adviser's investment decision making process. The term "investment recommendations or statistical, research or similar services" means: (1) advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; and (2) analyses and reports concerning issuers, industries, securities, economic factors and trends, and portfolio strategy. The Adviser may cause the Fund to pay a commission higher than that charged by another broker in consideration of such research services.

     Such services are one of the many ways the Adviser can keep abreast of the information generally circulated among institutional investors by broker-dealers. While this information is useful in varying degrees, its value is indeterminable. Such services received on the basis of transactions for the Fund may be used by the Adviser for the benefit of the Fund and other clients, and the Fund may benefit from such transactions effected for the benefit of other clients.

     While there is no formula, agreement or undertaking to do so, and when it can be done consistent with the policy of obtaining best price and execution, the Fund may consider sales of its shares as a factor in the selection of brokers to execute portfolio transactions. The Adviser is not authorized, when placing portfolio transactions for the Fund, to pay a brokerage commission in excess of that which another broker might have charged for executing the same transaction solely on the basis of execution. Except for implementing the policy stated above, there is no intention to place portfolio transactions with particular brokers or dealers or groups thereof. When two or more clients managed by the Adviser are simultaneously engaged in the purchase or sale of the same security, the transactions are allocated in a manner deemed equitable to each client. In some cases this procedure could have a detrimental effect on the price or volume of the security as far as the Fund is concerned. In other cases, however, the ability of the Fund to participate in volume transactions will be beneficial for the Fund. The Board of Directors of the Company believes that these advantages, when combined with the other benefits available because of the Adviser's organization, outweigh the disadvantages that may exist from this treatment of transactions.

The Fund paid brokerage commissions as follows:

                             Years ended August 31,
                         ------------------------------
                         1999       2000       2001
                         ----       ----       ----
                        $35,527     $61,495    $94,721

Portfolio Turnover

     Average annual portfolio turnover rate is the ratio of the lesser of sales or purchases to the monthly average value of the portfolio securities owned during the year, excluding from both the numerator and the denominator all securities with maturities at the time of acquisition of one year or less. A higher portfolio turnover rate involves greater transaction expenses to the Fund and may result in the realization of net capital gains, which would be taxable to shareholders when distributed. The Adviser makes purchases and sales for the Fund's portfolio whenever necessary, in the Adviser's opinion, to meet the Fund's objective. The Adviser anticipates that the average annual portfolio turnover rate of the Fund will be less than 50%.

                           CAPITAL STOCK AND DIVIDENDS

     The Company is authorized to issue 750,000,000 shares of common stock, with a par value of $0.01 per share. The Company has presently allocated 50,000,000 shares to the Fund, and has further reclassified those shares as follows:
Fifteen Million (15,000,000) shares for Class A Shares of the Fund; Ten Million (10,000,000) shares for Institutional Shares of the Fund; Ten Million
(10,000,000) shares for Class C Shares of the Fund; and Fifteen Million (15,000,000) shares for Investor Shares of the Fund.

     The Articles of Incorporation of the Company authorizes the Board of Directors to classify or re-classify any unissued shares into one or more series or classes of shares. Each series or class shall have such preference, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications, terms and conditions of redemption and other characteristics as the Board may determine.

     Shares have no preemptive rights and only such conversion or exchange rights as the Board of Directors may grant in their discretion. When issued for payment as described in the prospectuses, shares will be fully paid and non-assessable. Each class of shares in the Fund (i.e., Class A, Institutional, Class C and Investor Shares) bear pro-rata the same expenses and are entitled equally to the Fund's dividends and distributions except as follows. Each class will bear the expenses of any distribution and/or service plans applicable to such class. For example, as described below, holders of Class A Shares will bear the expenses of the Distribution 12b-1 Plan applicable to it. In addition, each class may incur differing transfer agency fees and may have different sales charges. Standardized performance quotations are computed separately for each class of shares. The differences in expenses paid by the respective classes will affect their performances.

     Shareholders are entitled to one vote for each full share held, and a proportionate fractional vote for each fractional share held, and will vote in the aggregate, and not by series or class, except as otherwise expressly required by law or when the Board of Directors determines that the matter to be voted on affects the interest of shareholders of a particular series or class. Shares of the Fund do not have cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Directors can elect all of the directors if they choose to do so. In such event, the holders of the remaining shares will not be able to elect any person to the Board of Directors. Shares will be maintained in open accounts on the books of FSI.

     Upon the Company's liquidation, all shareholders of a series would share pro-rata in the net assets of such series available for distribution to shareholders of the series, but, as shareholders of such series, would not be entitled to share in the distribution of assets belonging to any other series.

     A shareholder will automatically receive all income dividends and capital gain distributions in additional full and fractional shares of the Fund at its net asset value as of the date of payment unless the shareholder elects to receive such dividends or distributions in cash. The reinvestment date normally precedes the payment date by about seven days although the exact timing is subject to change. Shareholders will receive a confirmation of each new transaction in their account. The Company will confirm all account activity, transactions made as a result of the Automatic Investment Plan described below. Shareholders may rely on these statements in lieu of stock certificates.

Rule 18f-3 Plan

     The Board of Directors of the Company as adopted a Rule 18f-3 Multiple Class Plan on behalf of the Company for the benefit of the Fund. The key features of the Rule 18f-3 Plan are as follows: (i) shares of each class of the Fund represent an equal pro rata interest in the Fund and generally have identical voting, dividend, liquidation, and other rights, preferences, powers, restrictions, limitations qualifications, terms and conditions, except that each class bears certain specific expenses and has separate voting rights on certain matters that relate solely to that class or in which the interests of shareholders of one class differ from the interests of shareholders of another class; and (ii) subject to certain limitations described in the prospectuses, shares of a particular class of the Fund may be exchanged for shares of the same class of another Fund. At present, the Fund offers Class A Shares charging a front-end sales charge and charging a distribution (i.e., 12b-1) fee; Institutional Shares charging no front-end or contingent deferred sales charges, charging no distribution (i.e., 12b-1) fees and only available to certain institutional investors; Class C Shares charging a reduced front-end sales charge, a contingent deferred sales charge to shareholders who sell their shares within 360 days of their purchase and higher distribution (i.e., 12b-1) and service fees than Class A Shares; and Investor Shares charging a front-end sales charge but charging no distribution (i.e., 12b-1) fee.

                              PLAN OF DISTRIBUTION

     The Fund has a Plan of Distribution or "12b-1 Plan" for each of the Class A and Class C Shares under which it may finance certain activities primarily intended to sell such classes of shares, provided the categories of expenses are approved in advance by the Board of Directors of the Company and the expenses paid under each 12b-1 Plan were incurred within the preceding 12 months and accrued while such 12b-1 Plan is in effect.

     The 12b-1 Plans provide that each of the Class A and Class C Shares of the Fund will pay a fee to the Distributor as described below. The fee is paid to the Distributor as reimbursement for expenses incurred for distribution-related activity. As of the date of this SAI, the Fund has not yet offered Class A or Class C Shares. Accordingly, no fees were paid pursuant to the 12b-1 Plans for the fiscal year ended August 31, 2001

     Under the Class A Shares 12b-1 Plan, payments by the Company for distribution expenses may not exceed the annualized rate of 0.35% of the average daily net assets attributable to the Fund's outstanding Class A Shares. Of this amount, up to 0.25% of the average daily net assets attributable to the Fund's outstanding Class A Shares may be used to pay for shareholder support services. Under the Class C Shares 12b-1 Plan, payments by the Company (i) for distribution expenses may not exceed the annualized rate of 0.75% of the average daily net assets attributable to the Fund's outstanding Class C Shares, and (ii) to an institution for shareholder support services may not exceed the annual rate of 0.25% of the average daily net assets attributable to the Fund's outstanding Class C Shares which are owned of record or beneficially by that institution's customers for whom the institution is the dealer of record or shareholder of record or with whom it has a servicing relationship.

     Payments for distribution expenses under each 12b-1 Plan are subject to Rule 12b-1 under the 1940 Act. Rule 12b-1 defines distribution expenses to include the cost of "any activity which is primarily intended to result in the sale of shares" issued by the Company. Rule 12b-1 provides, among other things, that an investment company may bear such expenses only pursuant to a plan adopted in accordance with the Rule. In accordance with Rule 12b-1, the 12b-1 Plans provide that a report of the amounts expended under the 12b-1 Plans, and the purposes for which such expenditures were incurred, will be made to the Board of Directors for its review at least quarterly. The 12b-1 Plans provide that they may not be amended to increase materially the costs which Class A Shares or Class C Shares of the Fund may bear for distribution pursuant to the 12b-1 Plans without shareholder approval, and that any other type of material amendment must be approved by a majority of the Board of Directors, and by a majority of the directors who are neither "interested persons" (as defined in the 1940 Act) of the Company nor have any direct or indirect financial interest in the operation of the 12b-1 Plans or in any related agreements (the "12b-1 Directors"), by vote cast in person at a meeting called for the purpose of considering such amendments.

     The Company's Board of Directors has concluded that there is a reasonable likelihood that the 12b-1 Plans will benefit the Fund and holders of Class A Shares and Class C Shares. The 12b-1 Plans are subject to annual re-approval by a majority of the 12b-1 Directors and are terminable at any time with respect to the Fund by a vote of a majority of the 12b-1 Directors or by vote of the holders of a majority of the Class A Shares or Class C Shares of the Fund, as applicable. Any agreement entered into pursuant to the 12b-1 Plans with an institution ("Service Organization") is terminable with respect to the Fund without penalty, at any time, by vote of a majority of the 12b-1 Directors, by vote of the holders of a majority of the Class A Shares or Class C Shares of the Fund, as applicable, by FDCC or by the Service Organization. An agreement will also terminate automatically in the event of its assignment.

     As long as the 12b-1 Plans are in effect, the nomination of the directors who are not interested persons of the Company (as defined in the 1940 Act) must be committed to the discretion of the 12b-1 Directors.

               ADDITIONAL INFORMATION ABOUT PURCHASES AND SALES

Purchasing Shares

     You may purchase shares of the Fund directly from FDCC. You may also buy shares through accounts with brokers and other institutions ("authorized institutions") that are authorized to place trades in Fund shares for their customers. If you invest through an authorized institution, you will have to follow its procedures. Your institution may charge a fee for its services, in addition to the fees charged by the Fund. You will also generally have to address your correspondence or questions regarding the Fund to your authorized institution. The offering price per share is equal to the NAV next determined after the Fund or authorized institution receives your purchase order, plus any applicable sales charge in connection with the purchase of Class A or Class C Shares.

     Your authorized institution is responsible for transmitting all subscription and redemption requests, investment information, documentation and money to the Fund on time. Certain authorized institutions have agreements with the Fund that allow them to enter confirmed purchase or redemption orders on behalf of clients and customers. Under this arrangement, the authorized institution must send your payment to the Fund by the time they price their shares on the following day. If your authorized institution fails to do so, it may be responsible for any resulting fees or losses.

     The Fund reserve the right to reject any purchase order and to suspend the offering of shares of the Fund. Under certain circumstances the Company or the Adviser may waive the minimum initial investment for purchases by officers, directors, and employees of the Company and its affiliated entities and for certain related advisory accounts and retirement accounts (such as IRAs). The Company may also change or waive policies concerning minimum investment amounts at any time.

Distribution

     The Distributor may from time to time offer incentive compensation to dealers (which sell shares of the Fund that are subject to sales charges) allowing such dealers to retain an additional portion of the sales load. A dealer who receives all of the sales load may be considered an underwriter of the Fund's shares.

     In connection with promotion of the sales of the Fund, the Distributor may, from time to time, offer (to all broker dealers who have a sales agreement with the Distributor) the opportunity to participate in sales incentive programs (which may include non-cash concessions). These non-cash concessions are in addition to the sales load described in the prospectus for Class A and Class C Shares. The Distributor may also, from time to time, pay expenses and fees required in order to participate in dealer sponsored seminars and conferences, reimburse dealers for expenses incurred in connection with pre-approved seminars, conferences and advertising, and may, from time to time, pay or allow additional promotional incentives to dealers as part of pre-approved sales contests.

Computation of Offering Price

     A hypothetical illustration of the computation of the offering price per share of Investor Shares, Class A Shares and Class C Shares of the Fund, using the value of the Fund's net assets attributable to Investor Shares and the number of outstanding Investor Shares of the Fund at the close of business on August 31, 2001 and the maximum front-end sales charge of 5.75% applicable to Investor Shares and Class A Shares, and the front-end sales charge of 1.00% applicable to Class C Shares, is as follows:

                                Investor Shares
                                and Class A Shares       Class C Shares
                                ------------------       --------------

Net Assets                     $104,282,723             $104,282,723
Outstanding Shares                7,655,382                7,655,382
Net Asset Value Per Share      $      13.62             $      13.62
Sales Charge (5.75% of
  the offering price of
  Investor Shares
  and Class A Shares
  and 1.00% of the offering
  Price of Class C Shares)     $       0.83             $       0.13
Offering Price to Public       $      14.45             $      13.75

Statement of Intention

     The reduced sales charges and public offering price applicable to Class A Shares set forth in the prospectus for Class A and Class C Shares apply to purchases of $50,000 or more made within a 13-month period pursuant to the terms of a written Statement of Intention in the form provided by the Distributor and signed by the purchaser. The Statement of Intention is not a binding obligation to purchase the indicated amount. Class A Shares equal to 4.50% (declining to 1% after an aggregate of $1,000,000 has been purchased under the Statement of Intention) of the dollar amount specified in the Statement of Intention will be held in escrow and capital gain distributions on these escrowed shares will be credited to the shareholder's account in shares (or paid in cash, if requested). If the intended investment is not completed within the specified 13-month period, the purchaser will remit to the Distributor the difference between the sales charge actually paid and the sales charge which would have been paid if the total purchases had been made at a single time. If the difference is not paid within 20 days after written request by the Distributor or the securities dealer, the appropriate number of escrowed Class A Shares will be redeemed to pay such difference.

     In the case of purchase orders by the trustees of certain employee plans by payroll deduction, the sales charge for the investments made during the 13-month period will be based on the following: total investments made the first month of the 13-month period times 13; as the period progresses the sales charge will be based: (1) on the actual investment made previously during the 13-month period; plus (2) the current month's investments times the number of months remaining in the 13-month period. There will be no retroactive adjustments in sales charge on investments previously made during the 13-month period.

Exchange Privilege

     Shareholders may exchange their shares for shares of any other series of the Company, provided the shares of the fund the shareholder is exchanging into are registered for sale in the shareholder's state of residence. Each account must meet the minimum investment requirements. Also, to make an exchange, an exchange order must comply with the requirements for a redemption or repurchase order and must specify the value or the number of shares to be exchanged. Your exchange will take effect as of the next determination of the Fund's NAV per share (usually at the close of business on the same day). The Transfer Agent will charge your account a $10 service fee each time you make such an exchange. The Company reserves the right to limit the number of exchanges or to otherwise prohibit or restrict shareholders from making exchanges at any time, without notice, should the Company determine that it would be in the best interest of its shareholders to do so. For tax purposes, an exchange constitutes the sale of the shares of the fund from which you are exchanging and the purchase of shares of the fund into which you are exchanging. Consequently, the sale may involve either a capital gain or loss to the shareholder for federal income tax purposes. The exchange privilege is available only in states where it is legally permissible to do so.

     If you request the exchange of the total value of your account from one fund to another, we will reinvest any declared by unpaid income dividends and capital gain distributions in the new fund at its net asset value. Backup withholding and information reporting may apply. Information regarding the possible tax consequences of an exchange appears in the tax section in this SAI.

     If a substantial number of shareholder sell their shares of the Fund under the exchange privilege, within a short period, the Fund may have to sell portfolio securities that it would otherwise have held, thus incurring additional transactional costs. Increased use of the exchange privilege may also result in periodic large inflows of money. If this occurs, it is the Fund's general policy to initially invest in short-term, interest-bearing money market instruments. However, if the Adviser believes that attractive investment opportunities (consistent with the Fund's investment objective and policies) exist immediately, then it will invest such money in portfolio securities in an orderly a manner as is possible.

     The proceeds from the sale of shares of the Fund may not be available until the third business day following the sale. The Fund you are seeking to exchange into may also delay issuing shares until that third business day. The sale of Fund shares to complete an exchange will be effected at net asset value of the other fund next computed after your request for exchange is received in proper form.

Eligible Benefit Plans

     An eligible benefit plan is an arrangement available to the employees of an employer (or two or more affiliated employers) having not less than 10 employees at the plan's inception, or such an employer on behalf of employees of a trust or plan for such employees, their spouses and their children under the age of 21 or a trust or plan for such employees, which provides for purchases through periodic payroll deductions or otherwise. There must be at least 5 initial participants with accounts investing or invested in shares of the Fund and/or certain other funds.

     The initial purchase by the eligible benefit plan and prior purchases by or for the benefit of the initial participants of the plan must aggregate not less than $5,000 and subsequent purchases must be at least $50 per account and must aggregate at least $250. Purchases by the eligible benefit plan must be made pursuant to a single order paid for by a single check or federal funds wire and may not be made more often than monthly. A separate account will be established for each employee, spouse or child for which purchases are made. The requirements for initiating or continuing purchases pursuant to an eligible benefit plan may be modified and the offering to such plans may be terminated at any time without prior notice.

Selling Shares

     A one percent (1.00%) redemption fee is deducted from the proceeds of the Fund's Institutional Shares redeemed less than three hundred sixty (360) days after purchase (including shares to be exchanged). The redemption fee is not a sales charge. The proceeds are applied to reduce the operating costs of the Fund. The Company reserves the right to waive the redemption fee.

     A one percent (1.00%) contingent deferred sales charge is deducted from the proceeds of the Fund's Class C Shares redeemed less than three hundred sixty
(360) days after purchase (including shares to be exchanged).

     You may redeem shares of the Fund at any time and in any amount by mail or telephone. The Fund will use reasonable procedures to confirm that instructions communicated by telephone are genuine and, if the procedures are followed, will not be liable for any losses due to unauthorized or fraudulent telephone transactions.

     The Company's procedure is to redeem shares at the Net Asset Value (the "NAV") determined after the Transfer Agent receives the redemption request in proper order, less any applicable redemption fee or contingent deferred sales charge. Payment will be made promptly, but no later than the seventh day following the receipt of the request in proper order. The Company may suspend the right to redeem shares for any period during which the New York Stock Exchange (the "NYSE") is closed or the SEC determines that there is an emergency. In such circumstances you may withdraw your redemption request or permit your request to be held for processing after the suspension is terminated.

Small Accounts

     Due to the relative higher cost of maintaining small accounts, the Company may deduct $50 per year from your account with a Fund or, in the case of Institutional Shares of the Fund close your account, if, as a result of redemption or exchange of shares, the total investment remaining in the account has a value of less than the required minimum. Shareholders will receive thirty
(30) days' written notice to increase the account value before the fee is to be deducted or the account closed. A decline in the market value of your account alone would not require you to bring your investment up to this minimum.

SPECIAL SHAREHOLDER SERVICES

     As described briefly in the prospectuses, the Fund offers the following shareholder services:

Regular Account

     The Regular account allows for voluntary investments to be made at any time. Available to individuals, custodians, corporations, trusts, estates, corporate retirement plans and others, investors are free to make additions and withdrawals to or from their account as often as they wish. Simply use the account application provided with your prospectus to open your account.

Telephone Transactions

     You may redeem shares or transfer into another fund by telephone if you request this service on your initial account application. If you do not elect this service at that time, you may do so at a later date by sending a written request and signature guarantee to the Transfer Agent.

     The Company employs reasonable procedures designed to confirm the authenticity of your telephone instructions and, if it does not, it may be liable for any losses caused by unauthorized or fraudulent transactions. As a result of this policy, a shareholder that authorizes telephone redemption bears the risk of losses, which may result from unauthorized or fraudulent transactions which the Company believes to be genuine. When you request a telephone redemption or transfer, you will be asked to respond to certain questions. The Company has designed these questions to confirm your identity as a shareholder of record. Your cooperation with these procedures will protect your account and the Fund from unauthorized transactions.

Automatic Investment Plan

     The Automatic Investment Plan allows shareholders to make automatic monthly investments into their account. Upon request, the Transfer Agent will withdraw a fixed amount each month from a shareholder's checking account and apply that amount to additional shares. This feature does not require you to make a commitment for a fixed period of time. You may change the monthly investment, skip a month or discontinue your Automatic Investment Plan as desired by notifying the Transfer Agent. To receive more information, please call the offices of the Company at (800) 527-9525 or the Transfer Agent at (800) 628-4077. Any shareholder may utilize this feature.

Retirement Plans

     Shares of the Fund are available for purchase in connection with the following tax-deferred prototype retirement plans:

1. Individual Retirement Arrangements (IRAs). IRAs are available for use by individuals with compensation for services rendered who wish to use shares of the Fund as a funding medium for individual retirement savings. IRAs include traditional IRAs, Roth IRAs and Rollover IRAs.

2. Simplified Employee Pension Plans (SEPs). SEPs are a form of retirement plan for sole proprietors, partnerships and corporations.

     For information about eligibility requirements and other matters concerning these plans and to obtain the necessary forms to participate in these plans, please call the Company at 1-800-527-9525. Each plan's custodian charges nominal fees in connection with plan establishment and maintenance. These fees are detailed in the plan documents. You may wish to consult with your attorney or other tax adviser for specific advice concerning your tax status and plans.

TAX STATUS

Distributions of Net Investment Income

     The Fund receives income generally in the form of dividends and other income on its investments. This income, less expenses incurred in the operation of the Fund, constitutes the Fund's net investment income from which dividends may be paid to you. Any distributions by the Fund from such income will be taxable to you as ordinary income, whether you take them in cash or reinvest them in additional shares.

Distribution of Capital Gains

     The Fund may derive capital gains and losses in connection with sales or other dispositions of its portfolio securities. Distributions from net short-term capital gains will be taxable to you as ordinary income.
Distributions from net long-term capital gains will be taxable to you as long-term capital gain, regardless of how long you have held your shares in the Fund. Any net capital gains realized by the Fund generally will be distributed once each year, and may be distributed more frequently, if necessary, in order to reduce or eliminated excise or income taxes on the Fund. The Fund has a capital loss carryforward of $5,571,878 available to offset future capital gains, if any, which expires in 2009.

Effect of Foreign Investments on Distributions

     Most foreign exchange gains realized on the sale of debt securities are treated as ordinary income by the Fund. Similarly, foreign exchange losses realized by the Fund on the sale of debt securities are generally treated as ordinary losses by the Fund. These gains when distributed will be taxable to you as ordinary dividends, and any losses will reduce the Fund's ordinary income otherwise available for distribution to you. This treatment could increase or reduce the Fund's ordinary income distributions to you, and may cause some or all of the Fund's previously distributed income to be classified as return of capital.

     The Fund may be subject to foreign withholding taxes on income from certain of its foreign securities. If more than 50% of the Fund's total assets at the end of the fiscal year are invested in securities of foreign corporations, the Fund may elect to pass-through to you your pro rata share of foreign taxes paid by the Fund. If this election is made, the year-end statement you receive from the Fund will show more taxable income than was actually distributed to you. However, you will be entitled to either deduct your share of such taxes in computing your taxable income or (subject to limitations) claim a foreign tax credit for such taxes against your U.S. federal income tax. The Fund will provide you with the information necessary to complete your individual income tax return if it makes this election.

Information on the Tax Character of Distributions

     The Fund will inform you of the amount of your ordinary income dividends and capital gains distributions at the time they are paid, and will advise you of their tax status for federal income tax purposes shortly after the close of each calendar year. If you have not held Fund shares for a full year, the Fund may designate and distribute to you, as ordinary income or capital gain, a percentage of income that is not equal to the actual amount of such income earned during the period of your investment in the Fund.

Election to be Taxed as a Regulated Investment Company

     The Fund has elected to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code, has qualified as such for its most recent fiscal year, and intends to so qualify during the current fiscal year. As a regulated investment company, the Fund generally pay no federal income tax on the income and gains it distributes to you. The Board of Directors reserve the right not to maintain the qualifications of the Fund as a regulated investment company if it determines such course of action to be beneficial to shareholders. In such case, the Fund will be subject to federal, and possibly state, corporate taxes on its taxable income and gains, and distributions to you will be taxed as ordinary dividend income to the extent of the Fund's earnings and profits.

Excise Tax Distribution Requirements

     To avoid federal excise taxes, the Internal Revenue Code requires the Fund to distribute to you by December 31st of each year, at a minimum the following amounts: 98% of its taxable ordinary income earned during the twelve month period ending October 31st and 100% of any undistributed amounts from the prior year. The Fund intends to declare and pay these amounts in December (or in January that are treated by you as received in December) to avoid these excise taxes, but can give no assurances that its distributions will be sufficient to eliminate all taxes.

Redemption of Fund Shares

     Redemption and exchanges of Fund shares are taxable transactions for federal and state income tax purposes. If you redeem your Fund shares, or exchange your Fund shares for shares of a different fund of the Company, the IRS will require that you report a gain or loss on your redemption or exchange. If you hold your shares as a capital asset, the gain or loss that you realize will be capital gain or loss and will be long-term or short-term, generally depending on how long you hold your shares. Any loss incurred on the redemption or exchange of shares held for six months or less will be treated as a long-term capital loss to the extent of any long-term capital gains distributed to you by the Fund on those shares.

     All or a portion of any loss that you realize upon the redemption of your Fund shares will be disallowed to the extent that you buy other shares in the Fund (through reinvestment of dividends or otherwise) within 30 days before or after your share redemption. Any loss disallowed under these rules will be added to your tax basis in the new shares you purchase.

U.S. Government Obligations

     Many states grant tax-free status to dividends paid to you from interest earned on direct obligations of the U.S. government, subject in some states to minimum investment requirements that must be met by the Fund. Investments in Government National Mortgage Association or Federal National Mortgage Association securities, bankers' acceptances, commercial paper and repurchase agreements collateralized by U.S. government securities do not generally qualify for tax-free treatment. The rules on exclusion of this income are different for corporations.

Dividends Received  Deduction for Corporations

     Because the Fund's income may include corporate dividends, if the shareholder is a corporation, a percentage of the dividends paid by the Fund may qualify for the dividends-received deduction. You will be permitted in some circumstances to deduct these qualified dividends, thereby reducing the tax that you would otherwise be required to pay on these dividends. The dividends-received deduction will be available only with respect to dividends designated by the Fund as eligible for such treatment. All dividends (including the deducted portion) must be included in your alternative minimum taxable income calculations.

                             INVESTMENT PERFORMANCE

     For purposes of quoting and comparing the performance of the Fund to that of other mutual funds and to relevant indices in advertisements or in reports to shareholders, performance will be stated in terms of total return or yield. Both "total return" and "yield" figures are based on the historical performance of a Fund, show the performance of a hypothetical investment and are not intended to indicate future performance.

Yield Information

     From time to time, the Fund may advertise a yield figure. A portfolio's yield is a way of showing the rate of income the portfolio earns on its investments as a percentage of the portfolio's share price. Under the rules of the SEC, yield must be calculated according to the following formula:

                            6
           Yield = 2[(a-b+ 1)-1]
                      ---
                      cd

      Where:
      a    =    dividends and interest earned during the period.
      b    =    expenses    accrued    for   the   period   (net   of
                reimbursements).
      c    =    the average daily number of shares outstanding during the
                period that were entitled to receive dividends.
      d    =    the maximum  offering price per share on the last day
                of the period.

     The Fund's yield, as used in advertising, is computed by dividing the Fund's interest and dividend income for a given 30-day period, net of expenses, by the average number of shares entitled to receive distributions during the period, dividing this figure by the Fund's net asset value ("NAV") at the end of the period and annualizing the result (assuming compounding of income) in order to arrive at an annual percentage rate. Income is calculated for purposes of yield quotations in accordance with standardized methods applicable to all stock and bond mutual funds. Dividends from equity investments are treated as if they were accrued on a daily basis, solely for the purposes of yield calculations. In general, interest income is reduced with respect to bonds trading at a premium over their par value by subtracting a portion of the premium from income on a daily basis, and is increased with respect to bonds trading at a discount by adding a portion of the discount to daily income. Capital gains and losses generally are excluded from the calculation. Income calculated for the purpose of calculating the Fund's yield differs from income as determined for other accounting purposes. Because of the different accounting methods used, and because of the compounding assumed in yield calculations, the yield quoted for the Fund may differ from the rate of distributions the Fund paid over the same period or the rate of income reported in the Fund's financial statements.

Total Return Performance

     Under the rules of the SEC, fund advertising performance must include total return quotes, "T" below, calculated according to the following formula:

             n
      P(1+T) = ERV

where:

P     =   a hypothetical initial payment of $1,000
T     =   average annual total return
n     =   number of years (1,5 or 10)
ERV   =   ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5 or 10 year periods (or fractional portion thereof).

     The average annual total return will be calculated under the foregoing formula and the time periods used in advertising will be based on rolling calendar quarters, updated to the last day of the most recent quarter prior to submission of the advertising for publication, and will cover prescribed periods. When the period since inception is less than one year, the total return quoted will be the aggregate return for the period. In calculating the ending redeemable value, all dividends and distributions by the Fund are assumed to have been reinvested at NAV as described in the prospectuses on the reinvestment dates during the period. Total return, or "T" in the formula above, is computed by finding the average annual compounded rates of return over the prescribed periods (or fractional portions thereof) that would equate the initial amount invested to the ending redeemable value.

     Based on the foregoing, the average annual total return of the Investor Shares and Institutional Shares of the Fund for the periods or years indicated would be:

                       One Year   Five Years Ten Years     Since
                       Period     Period     Period        Inception
                       ended      ended      ended         to
                       8/31/2001  8/31/2001  8/31/2001     8/31/2001
                     ----------  ----------  ----------- ----------

Investor Shares       (24.01%)      N/A         N/A        9.03% (1)
Institutional Shares    N/A         N/A         N/A       (4.26%)(2)

(1)   Commencement of operations was 10/15/97.
(2)   Commencement of operations was 6/28/01.

     The Fund may also from time to time include in such advertising an aggregate total return figure or an average annual total return figure that is not calculated according to the formula set forth above in order to compare more accurately the Fund's performance with other measures of investment return. The Fund may quote an aggregate total return figure in comparing the Fund's total return with data published by Lipper Analytical Services, Inc. or with the performance of various indices including, but not limited to, the Dow Jones Industrial Average, the Standard & Poor's 500 Stock Index, Russell Indices, the Value Line Composite Index, the Lehman Brothers Bond, Government Corporate, Corporate and Aggregate Indices, Merrill Lynch Government & Agency Index, Merrill Lynch Intermediate Agency Index, Morgan Stanley Capital International Europe, Australia, Far East Index or the Morgan Stanley Capital International World Index. For such purposes, the Fund calculates its aggregate total return for the specified periods of time by assuming the investment of $1,000 in shares of the Fund and assuming the reinvestment of each dividend or other distribution at NAV on the reinvestment date. Percentage increases are determined by subtracting the initial value of the investment from the ending value and by dividing the remainder by the beginning value. To calculate its average annual total return, the aggregate return is then annualized according to the SEC's formula for total return quotes outlined above.

     The Fund may also advertise the performance rankings assigned by various publications and statistical services, including but not limited to, SEI, Lipper Mutual Performance Analysis, Intersec Research Survey of Non-U.S. Fund Returns, Frank Russell International Universe, and any other data which may be reported from time to time by Dow Jones & Company, Morningstar, Inc., Chase Investment Performance, Wilson Associates, Stanger, CDA Investment Technologies, Inc., the Consumer Price Index ("CPI"), The Bank Rate Monitor National Index, or IBC/Donaghue's Average U.S. Government and Agency, or as appears in various publications, including but not limited to, The Wall Street Journal, Forbes, Barron's Fortune, Money Magazine, The New York Times, Financial World, Financial Services Week, USA today and other national or regional publications.

                              FINANCIAL INFORMATION

     You can receive free copies of reports, request other information and discuss your questions about the Fund by contacting the Fund directly at:

                              THE WORLD FUNDS, INC.
                          1500 Forest Avenue, Suite 223
                               Richmond, VA 23229
                            Telephone: (800) 527-9525
                      e-mail: mail@shareholderservices.com

     The Annual Report for the fiscal year ended August 31, 2001 has been filed with the SEC. The financial statements contained in the Annual Report are incorporated by reference into this SAI. The financial statements and financial highlights for the Fund included in the Annual Report have been audited by the Fund's independent auditors, Tait, Weller and Baker, whose report thereon also appears in such Annual Report and is also incorporated herein by reference. No other parts of the Annual Report are incorporated by reference herein. The financial statements in such Annual Report have been incorporated herein in reliance upon such report given upon the authority of such firm as experts in accounting and auditing.

                              THE WORLD FUNDS, INC.
                1500 FOREST AVENUE, SUITE 223, RICHMOND, VA 23229
                                 (800) 527-9525

                       STATEMENT OF ADDITIONAL INFORMATION

                               THE NEW MARKET FUND

     This Statement of Additional Information ("SAI") is not a prospectus. It should be read in conjunction with the current prospectus of The New Market Fund (the "Fund") dated January 2, 2002. You may obtain the prospectus of the Fund, free of charge, by writing to The World Funds, Inc. at 1500 Forest Avenue, Suite 223, Richmond, VA 23229 or by calling (800) 527-9525.

     The Fund's audited financial statements and notes thereto for the year ended August 31, 2001 and the unqualified report of Tait, Weller & Baker, the Fund's independent auditors, on such financial statements are included in the Fund's Annual Report to Shareholders for the year ended August 31, 2001 (the "Annual Report") and are incorporated by reference into this SAI. No other parts of the Annual Report are incorporated herein. A copy of the Annual Report accompanies this SAI and an investor may obtain a copy of the Annual Report, free of charge, by writing to the Fund or calling (800) 527-9525.





The date of this SAI is  January 2, 2002

TABLE OF CONTENTS                                                      PAGE
------------------                                                     ----

General Information
Investment  Objective
Strategies  and Risks
Investment  Restrictions
Management  of the  Company
Principal  Securities Holders
Investment  Manager, Adviser and Agreements
Management-Related  Services
Portfolio  Transactions
Capital Stock and Dividends
Plan of Distribution
Additional Information about Purchases and Sales
Tax Status
Investment Performance
Financial Information

                               GENERAL INFORMATION

     The World Funds, Inc. (the "Company") was organized as a Maryland corporation in May, 1997. The Company is an open-end, management investment company (commonly known as a "mutual fund"), registered under the Investment Company Act of 1940, as amended (the "1940 Act"). This SAI relates to The New Market Fund (the "Fund"). The Fund is a separate investment portfolio or series of the Company. The Fund is "non-diversified", as that term is defined in the 1940 Act.

              ADDITIONAL INFORMATION ABOUT THE FUND'S INVESTMENTS

     The following information supplements the discussion of the Fund's investment objectives and policies. The Fund's investment objective and fundamental investment policies may not be changed without approval by vote of a majority of the outstanding voting shares of the Fund. As used in this SAI, a "majority of outstanding voting shares" means the lesser of: (1) 67% of the voting shares of the Fund represented at a meeting of shareholders at which the holders of 50% or more of the shares of the Fund are represented; or (2) more than 50% of the outstanding voting shares of the Fund. The investment programs, restrictions and the operating policies of the Fund that are not fundamental policies can be changed by the Board of Directors of the Company without shareholder approval.

                              INVESTMENT OBJECTIVE

     The investment objective of the Fund is long-term growth of capital. The Fund will seek to achieve its investment objective by investing in a non-diversified portfolio composed of common stocks or securities convertible into common stocks, such as warrants, convertible bonds, debentures or convertible preferred stock. Under normal market conditions, the Fund will invest at least 65% of its total assets in common stocks or securities convertible into common stocks.

     All investments entail some market and other risks. For instance, there is no assurance that the investment adviser will achieve the investment objective of the Fund. You should not rely on an investment in the Fund as a complete investment program.

                              STRATEGIES AND RISKS

     The following discussion of investment techniques and instruments supplements, and should be read in conjunction with, the investment information in the Fund's prospectus. In seeking to meet its investment objective, the Fund may invest in any type of security whose characteristics are consistent with its investment program described below.

INVESTMENT PROGRAMS

Convertible Securities

     The Fund may invest in convertible securities. Traditional convertible securities include corporate bonds, notes and preferred stocks that may be converted into or exchanged for common stock or other equity securities, and other securities that also provide an opportunity for equity participation. These securities are convertible either at a stated price or a stated rate (that is, for a specific number of shares of common stock or other equity securities). As with other fixed income securities, generally the price of a convertible security varies inversely with interest rates. While providing a fixed income stream, a convertible security also affords the investor an opportunity, through its conversion feature, to participate in the capital appreciation of the common stock into which it is convertible. As the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the price of a convertible security tends to rise as a reflection of higher yield or capital appreciation. In such circumstances, the price of a convertible security may be greater than the underlying value of the common stock.

Warrants

     The Fund may invest in warrants. Warrants are options to purchase equity securities at a specific price for a specific period of time. They do not represent ownership of the securities, but only the right to buy them. Hence, warrants have no voting rights, pay no dividends and have no rights with respect to the assets of the corporation issuing them. The value of warrants is derived solely from capital appreciation of the underlying equity securities. Warrants differ from call options in that the underlying corporation issues warrants, whereas call options may be written by anyone.

Debentures

     The Fund may invest in debentures which are general debt obligations backed only by the integrity of the borrower and documented by an agreement called an indenture. An unsecured bond is a debenture.

Convertible Preferred Stock

     The Fund may invest in preferred stock which is a class of capital stock that pays dividends at a specified rate and that has preference over common stock in the payment of dividends and the liquidation of assets. Preferred stock does not ordinarily carry voting rights.

     Most preferred stock is cumulative; if dividends are passed (not paid for any reason), they accumulate and must be paid before common dividends. A passed dividend on non-cumulative preferred stock is generally gone forever. Participating preferred stock entitles its holders to share in profits above and beyond the declared dividend, along with common shareholders, as distinguished from nonparticipating preferred, which is limited to the stipulated dividend. Adjustable rate preferred stock pays a dividend that is adjustable, usually quarterly, based on changes in the treasury bill rate or other money market rates. Convertible preferred stock is exchangeable for a given number of common shares and thus tends to be more volatile than non-convertible preferred, which behaves more like a fixed-income bond.

Illiquid Securities

     The Fund may invest up to 15% of its net assets in illiquid securities. For this purpose, the term "illiquid securities" means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the securities. Illiquid securities include generally, among other things, certain written over-the-counter options, securities or other liquid assets as cover for such options, repurchase agreements with maturities in excess of seven days, certain loan participation interests and other securities whose disposition is restricted under the federal securities laws.

Depositary Receipts

     American Depositary Receipts ("ADRs") are receipts typically issued in the U.S. by a bank or trust company evidencing ownership of an underlying foreign security. The Fund may invest in ADRs which are structured by a U.S. bank without the sponsorship of the underlying foreign issuer. In addition to the risks of foreign investment applicable to the underlying securities, such unsponsored ADRs may also be subject to the risks that the foreign issuer may not be obligated to cooperate with the U.S. bank, may not provide additional financial and other information to the bank or the investor, or that such information in the U.S. market may not be current.

     Like ADRs, European Depositary Receipts ("EDRs"), Global Depositary Receipts ("GDRs"), and Registered Depositary Certificates ("RDCs") represent receipts for a foreign security. However, they are issued outside of the U.S. The Fund may invest in ADRs, EDRs, GDRs or RDCs.

U.S. Government Securities

     The Fund may invest in U.S. Government securities. U.S. Government securities are obligations of, or guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as U.S. Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association ("GNMA"), are supported by the full faith and credit of the United States; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Treasury; others, such as those of the Federal National Mortgage Association ("FNMA"), are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; and still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality.

     U.S. Government securities include (1) securities that have no interest coupons (see "Zero Coupon Securities" below) or have been stripped of their unmatured interest coupons, (2) individual interest coupons from such securities that trade separately, and (3) evidences of receipt of such securities. Such securities that pay no cash income are purchased at a deep discount from their value at maturity. Because interest on zero coupon and stripped securities is not distributed on a current basis, but is, in effect, compounded, such securities tend to be subject to greater market risk than interest-paying fixed income securities.

Municipal  Securities

     The Fund may invest in municipal securities. These securities are debt obligations issued by or on behalf of the government of states, territories or possessions of the United States, the District of Columbia and their political subdivisions, agencies and instrumentalities. The interest on municipal securities is exempt from federal income tax. The two principal classifications of municipal securities are "general obligation" and "revenue" securities. "General obligation" securities are secured by the issuer's pledge of its faith, credit and taxing power for the payment of principal and interest. "Revenue" securities are usually payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source. Industrial development bonds are usually revenue securities, the credit quality of which is normally directly related to the credit standing of the industrial user involved.

     Within these principal classifications of municipal securities there are a variety of categories of municipal securities, including fixed and variable rate securities, municipal bonds, municipal notes, and municipal leases. Variable rate securities bear rates of interest that are adjusted periodically according to formula intended to reflect market rates of interest and include securities who rates vary inversely with changes in market rates of interest. Municipal notes include tax, revenue and bond anticipation notes of short maturity, generally less than three years, which are issued to obtain temporary funds for various public purposes. Municipal leases are obligations issued by state and local governments or authorities to finance the acquisition of equipment and facilities.

Corporate Debt Securities

     The Fund may invest in "investment grade" corporate debt securities. The Fund will invest in securities rated Baa or higher by Moody's Investors Service, Inc. ("Moody's"), or Standard & Poor's Ratings Group ("S&P") at the time of purchase, or unrated securities which Virginia Management Investment Corporation, the Fund's investment manager (the "Manager"), believes to be of comparable quality. Debt securities rated Baa by Moody's Investors Service, Inc. ("Moody's"), or BBB by Standard & Poor's Ratings Group ("S&P") are generally considered to be investment grade securities although they have speculative characteristics and changes in economic conditions or circumstances are more likely to lead to a weakened capacity to make principal or interest payments than is the case for higher rated debt obligations.

Zero Coupon Securities

     The Fund may invest in zero coupon securities. Certain zero coupon securities are convertible into common stock and offer the opportunity for capital appreciation as increases (or decreases) in the market value of such securities follow the movements in the market value of the underlying common stock. Zero coupon convertible securities generally are expected to be less volatile than the underlying common stock as they usually are issued with intermediate to short maturities (15 years or less) and are issued with options and/or redemption features exercisable by the holder of the securities entitling the holder to redeem the securities and receive a defined cash payment.

     Zero coupon securities also include securities issued directly as zero coupon securities by the U.S. Treasury, and U.S. Treasury bonds or notes which have their unmatured interest coupons separated by their holder, typically a custodian bank or investment brokerage firm. The holder separates ("strips") the interest coupons from the underlying principal of the U.S. Treasury security.

     When U.S. Treasury obligations have been stripped of their unmatured interest coupons by the holder, the principal is sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic interest (cash) payments. Purchasers of stripped obligations acquire, in effect, discounted obligations that are similar to zero coupon securities that the Treasury sells directly. Once the U.S. Treasury obligation is stripped, the principal and coupons may be sold separately. Typically, the coupons are sold individually or grouped with other coupons with like maturity dates and sold bundled in such form.

Repurchase Agreements

     As a means of earning income for periods as short as overnight, the Fund may enter into repurchase agreements that are collateralized by U.S. Government securities. Under a repurchase agreement, the Fund acquires a security, subject to the seller's agreement to repurchase that security at a specified time and price. A purchase of securities under repurchase agreements is considered to be a loan by the Fund. The Manager monitors the value of the collateral to ensure that its value always equals or exceeds the repurchase price and also monitors the financial condition of the seller of the repurchase agreement. If the seller becomes insolvent, the Fund's right to dispose of the securities held as collateral may be impaired and the Fund may incur extra costs. Repurchase agreements for periods in excess of seven days may be deemed to be illiquid.

Covered Call Options

     The Fund may write (sell) covered call options, including those that trade in the over-the-counter ("OTC") market, and will receive a premium that is designed to increase its return on securities or to provide a partial hedge against declines in the market value of its portfolio securities. The Fund will not engage in such transactions for speculative purposes. A call option gives the purchaser the right, and obligates the writer to sell, in return for a premium paid to the writer by the purchases, a particular security at a predetermined or "exercise" price during the period of the option. A call option is "covered" if the writer owns the underlying security that is the subject of the call option. The writing of call options is subject to risks, including the risk that the Fund will not be able to participate in any appreciation in the value of the securities above the exercise price. OTC call options are sold to securities dealers, financial institutions or other parties (counterparty) through a direct bilateral agreement with the Counterparty. In contrast to exchange-listed options, which generally have standardized terms and performance mechanics, all the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guarantees and security, are set by negotiation of the parties. The Fund will sell only OTC call options that are subject to a buy-back provision permitting the Fund to require the Counterparty to sell the option back to the Fund at a formula price within seven days.

     Unless the parties provide otherwise, there is no central clearing or guaranty function in an OTC option. As a result, if the Counterparty fails to take delivery of the security underlying an OTC call option it has entered into with the Fund or fails to make a cash settlement payment due in accordance with the terms of that option, the Fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Accordingly, the Manager must assess the creditworthiness of each such Counterparty or any guarantor or credit enhancement of the Counterparty's credit to determine the likelihood that the terms of the OTC option will be satisfied. The Fund will engage in OTC call option transactions only with United States government securities dealers recognized by the Federal Reserve Bank of New York as "primary dealers," or broker dealers, domestic or foreign banks or other financial institutions which have received (or the guarantors of the obligation of which have received) a short-term credit rating of A-1 from S&P or P-1 from Moody's or an equivalent rating from any other nationally recognized statistical rating organization ("NRSRO"). The staff of the SEC currently takes the position that portfolio securities "covering" the amount of a Fund's obligation pursuant to an OTC call option sold by it (the cost of the sell-back plus the in-the-money amount, if any) are illiquid, and are subject to the Fund's limitation on investing no more than 15% of its assets in illiquid securities.

Miscellaneous

     The Board of Directors may, in the future, authorize the Fund to invest in securities other than those listed in this SAI and in the prospectus, provided such investments would be consistent with the Fund's investment objective and that such investments would not violate the Fund's fundamental investment policies or restrictions.

                             INVESTMENT RESTRICTIONS

Fundamental Investment Policies and Restrictions

     The Fund has adopted the following fundamental investment restrictions which cannot be changed without approval by vote of a "majority of the outstanding voting securities" of the Fund. All other investment policies and practices described in the prospectus are not fundamental, meaning that the Board of Directors may change them without the approval of shareholders. As a matter of fundamental policy, the Fund may not:

1) As to 50% of its assets, purchase the securities of any issuer (other than obligations issued or guaranteed as to principal and interest by the Government of the United States or any agency or instrumentality thereof), if as a result of such purchase, more than 5% of its total assets would be invested in the securities of such issuer.

2) Purchase stock or securities of an issuer (other than the obligations of the United States or any agency or instrumentality thereof), if such purchase would cause the Fund to own more than 10% of any class of the outstanding voting securities of such issuer or, more than 10% of any class of the outstanding stock or securities of such issuer.

3) Act as an underwriter of securities of other issuers, except that the Fund may invest up to 10% of the value of its total assets (at the time of investment) in portfolio securities which the Fund might not be free to sell to the public without registration of such securities under the Securities Act of 1933, as amended, or any foreign law restricting distribution of securities in a country of a foreign issuer.

4)   Buy or sell commodities or commodity contracts.

5) Borrow money except for temporary or emergency purposes and then only in an amount not in excess of 5% of the lower of value or cost of its total assets, in which case the Fund may pledge, mortgage or hypothecate any of its assets as security for such borrowing but not to an extent greater than 5% of its total assets. Notwithstanding the foregoing, to avoid the untimely disposition of assets to meet redemptions, the Fund may borrow up to 33 1/3%, of the value of its assets to meet redemptions, provided that it may not make other investments while such borrowings are outstanding.

6)   Make loans.

7) Invest more than 25% of its total assets in securities of one or more issuers having their principal business activities in the same industry, provided that there is no limitation with respect to investments in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

8) Invest in securities of other investment companies except by purchase in the open market involving only customary broker's commissions, or as part of a merger, consolidation, or acquisition of assets.

9) Invest in interests in oil, gas, or other mineral explorations or development programs.

10)  Issue senior securities.

11) Participate on a joint or a joint and several basis in any securities trading account.

12) Purchase or sell real estate (except that the Fund may invest in (i) securities of companies which deal in real estate or mortgages, and (ii) securities secured by real estate or interests therein, and that the Fund reserves freedom of action to hold and to sell real estate acquired as a result of the Fund's ownership of securities).

13)  Invest in companies for the purpose of exercising control.

14) Purchase securities on margin, except that it may utilize such short-term credits as may be necessary for clearance of purchases or sales of securities.

15)  Engage in short sales.

In applying the fundamental policy and restriction concerning concentration set forth above (i.e., not investing more than 25% of total assets in one industry):

Investments in certain categories of companies will not be considered to be investments in a particular industry. Examples of these categories include:

(i) financial service companies will be classified according to the end users of their services, for example, automobile finance, bank finance and diversified finance will each be considered a separate industry;

(ii) technology  companies  will be  divided  according  to their  products  and
     services,  for  example,  hardware,  software,   information  services  and
     outsourcing, or telecommunications will each be a separate industry; and,


(iii)utility companies will be divided according to their services, for example, gas, gas transmission, electric and telephone will each be considered a separate industry.

Non-Fundamental Policies and Restrictions

     In addition to the fundamental policies and investment restrictions described above, and the various general investment policies described in the prospectus and elsewhere in this SAI, the Fund will be subject to the following investment restrictions, which are considered non-fundamental and may be changed by the Board of Directors without shareholder approval. As a matter of non-fundamental policy, the Fund may not:

1)   Invest more than 15% of its net assets in illiquid securities.

2)   Engage in arbitrage transactions.

3) Except with respect to restriction number 5 above, if a percentage restriction on investment or utilization of assets as set forth under "Investment Restrictions" and "Investment Programs" sections above is adhered to at the time an investment is made, a later change in percentage resulting from changes in the value or the total cost of the Fund's assets will not be considered a violation of the restriction.

                            MANAGEMENT OF THE COMPANY

Directors and Officers

     The Company is governed by a Board of Directors, which is responsible for protecting the interest of shareholders. The directors are experienced business persons who meet throughout the year to oversee the Company's activities, review contractual arrangements with companies that provide services to the Fund, and review performance. The names, addresses and ages of the directors and officers of the Company, together with information as to their principal occupations during the past five years, are listed below. The director who is considered an "interested person" as defined in Section 2(a)(19) of the 1940 Act, as well as those persons affiliated with any manager or investment adviser to a fund of the Company, and the principal underwriter, and officers of the Company, are noted with an asterisk (*).

                          Position(s) Held     Principal Occupation(s)
Name, Address and Age     With Registrant      During the Past 5 Years
---------------------     -----------------    ------------------------

*John Pasco, III (1)      Chairman, Director   Mr. Pasco is Treasurer and a
1500 Forest Avenue        and Treasurer        Director of Commonwealth
Richmond, VA 23229                             Shareholder Services, Inc.,
(55)                                           ("CSS"), the Company's
                                               Administrator, since 1985;
                                               President and Director
                                               of First Dominion Capital Corp.,
                                               ("FDCC"), the Company's
                                               underwriter; Director and
                                               shareholder of Fund
                                               Services Inc., the Company's
                                               Transfer and  Disbursing Agent,
                                               since 1987; President and
                                               Treasurer of Commonwealth Capital
                                               Management, Inc. since 1983 which
                                               also owns an interest in the
                                               investment manager of The New
                                               Market Fund and an interest in
                                               the investment adviser to the
                                               Third Millennium Russia Fund, two
                                               other funds of the Company;
                                               President of Commonwealth Capital
                                               Management, LLC, since December,
                                               2000, which serves as an
                                               investment adviser to the Newby
                                               Fund, another fund of the
                                               Company; Shareholder of
                                               Commonwealth Fund Accounting,
                                               Inc., which provides bookkeeping
                                               services; and Chairman,
                                               Director and Treasurer
                                               of Vontobel Funds, Inc., a
                                               registered investment  company,
                                               since March, 1997.  Mr. Pasco is
                                               also a certified public
                                               accountant.

Samuel Boyd, Jr.        Director               Mr. Boyd is Manager of the
10808 Hob Nail Court                           Customer Services Operations and
Potomac, MD 20854                              Accounting Division of the
(60)                                           Potomac Electric Power Company
                                               since August, 1978; and
                                               Director of Vontobel Funds,
                                               Inc., a registered investment
                                               company, since March,
                                               1997. Mr. Boyd is also a
                                               certified public accountant.

William E. Poist        Director               Mr. Poist is a financial and tax
5272 River Road                                consultant through his firm
Bethesda, MD 20816                             Management Consulting for
(64)                                           Professionals since 1968;
                                               Director of Vontobel Funds, Inc.,
                                               a registered investment company,
                                               since March, 1997.  Mr. Poist is
                                               also a certified public
                                               accountant.

Paul M. Dickinson         Director             Mr. Dickinson is President of
8704 Berwickshire Drive                        Alfred J. Dickinson,Inc. Realtors
Richmond, VA 23229                             since April, 1971; and Director
(53)                                           of Vontobel Funds, Inc., a
                                               registered investment company,
                                               since March, 1997.

*F. Byron Parker, Jr.     Secretary            Mr. Parker is Secretary of CSS
8002 Discovery Drive                           and FDCC since 1986; Secretary of
Suite 101                                      Vontobel Funds, Inc.,a registered
Richmond, VA 23229                             investment company, since March,
(57)                                           1997; and Partner in the law firm
                                               Mustian & Parker.

*Jane H. Williams       Vice President of      Ms. Williams is the President
3000 Sand Hill Road     the Company and        of Sand Hill Advisors, Inc.
Suite 150               President of the       since  August,  2000 and was the
Menlo Park, CA 94025    Sand Hill Portfolio    Executive  Vice President
(52)                    Manager Fund series    of Sand Hill Advisors, Inc. since
                                               1982.

*Leland H. Faust        President of           Mr. Faust is President of CSI
One Montgomery St.      the CSI Equity         Capital Management, Inc. since
Suite 2525              Fund and the CSI       1978.  Mr. Faust is also a
San Francisco, CA 94104 Fixed Income Fund      Partner in the law firm Taylor &
(54)                                           Faust since September, 1975.

*Franklin A.Trice,III   Vice President of      Mr. Trice is President of
P.O. Box 8535           the Company and        Virginia Management Investment
Richmond, VA 23226-0535 President of the       Corp. since May, 1998; and a
(37)                    New Market Fund        registered representative of
                        series                 FDCC, the Company's underwriter
                                               since September, 1998.  Mr. Trice
                                               was a broker with Scott &
                                               Stringfellow from March, 1996 to
                                               May, 1998 and with Craigie, Inc.
                                               from March, 1992 to January,1996.

*John T. Connor, Jr.    Vice President of      President of Third Millennium
1185 Avenue of the      the Company and        Investment Advisors, LLC since
  Americas, 32nd Floor  President of the       April, 1998; and Chairman of
New York, NY 10036      Third Millennium       ROSGAL Insurance since 1993.

*Steven T. Newby        Vice President of      Mr. Newby is President of Newby
555 Quince Orchard Rd.  the Company and        & Co., a NASD broker/dealer
Suite 610               President of           since July, 1990; and President
Gaithersburg, MD 20878  GenomicsFund.com       of xGENx, LLC since November,
(54)                    and Newby Fund series  1999.

*Todd A. Boren          President of the       Mr. Boren has been employed by
250 Park Avenue, So.    Global e Fund          International Assets Advisory
Suite 200               series                 LLC and its predecessor
Winter Park, FL 32789                          International Assets Advisory
(41)                                           Corp. ("IAAC") since May, 1994.
                                               In his six years with IAAC, he
                                               has served as a Financial
                                               Adviser, VP of Sales, Branch
                                               Manager, Training Manager,
                                               and currently as Senior Vice
                                               President and Managing Director
                                               of Private Client Operations for
                                               both IAAC and Global Assets
                                               Advisors. He is responsible for
                                               overseeing its International
                                               Headquarters in Winter Park,
                                               Florida as well as its New York
                                               operation and joint venture.

-----------------------------------------

(1) Mr. Pasco is considered to be an "interested person" of the Company, as that term is defined in the 1940 Act. Mr. Pasco is an interested person because: (1) he is an officer of the Company; (2) he is the owner of an investment adviser to one of the funds of the Company; (3) he is an affiliate of two other investment advisers to funds offered by the Company;
     (4) he owns FDCC, the principal underwriter of the Company; and (5) he owns or controls the Company's various service providers.

     The Company has a standing Audit Committee of the Board composed of Messrs. Boyd, Poist and Dickinson. The functions of the Audit Committee are to meet with the Company's independent auditors to review the scope and findings of the annual audit, discuss the Company's accounting policies, discuss any recommendations of the independent auditors with respect to the Company's management practices, review the impact of changes in accounting standards on the Company's financial statements, recommend to the Board of Directors the selection of independent auditors, and perform such other duties as may be assigned to the Audit Committee by the Board of Directors. During its most recent fiscal year ended August 31, 2001, the Audit Committee met three times.

     The Company has a standing Nominating Committee of the Board composed of Messrs. Boyd, Poist and Dickinson. The Nominating Committee is responsible for the selection and nomination of candidates to serve as directors of the Company. Although the Nominating Committee expects to be able to find an adequate number of qualified candidates to serve as directors, the Nominating Committee is willing to consider nominations received from shareholders. Shareholders wishing to submit a nomination should do so by notifying the Secretary of the Company, in writing, at the address listed on the cover of this SAI. During the Company's most recent fiscal year ended August 31, 2001, the Nominating Committee did not meet.

     The Company does not compensate the directors and officers who are officers or employees of any investment adviser to a fund of the Company. The directors who are not "interested persons" of the Company, as that term is defined in the 1940 Act, receive an annual retainer of $1,000 and a fee of $200 for each meeting of the directors which they attend in person or by telephone. Mr.
Parker, Secretary of the Company, received legal fees from the Company for certain legal services provided to the Company. Directors and officers are reimbursed for travel and other out-of-pocket expenses. The Company does not offer any retirement benefits for directors.

     For the fiscal year ended August 31, 2001, the directors received the following compensation from the Company:

                Aggregate Compensation                        Total
                From the Fund for   Pension or Retirement     Compensation
Name and        Fiscal Year Ended   Benefits Accrued as       from the
Position        August 31, 2001 (1) Part of Fund Expenses     Company (2)
--------        ------------------- ---------------------     -----------

John Pasco,III,      $-0-                 N/A                   $-0-
Chairman
Samuel Boyd, Jr.,
Director             $2,000               N/A                   $15,750
William E. Poist,
Director             $2,000               N/A                   $15,750
Paul M. Dickinson,
Director             $2,000               N/A                   $15,750

(1) This amount represents the aggregate amount of compensation paid to the directors by the Fund for service on the Board of Directors for the Fund's fiscal year ended August 31, 2001.

(2) This amount represents the aggregate amount of compensation paid to the directors by all funds of the Company for the fiscal year ended August 31, 2001. The Company consisted of a total of eight funds as of August 31, 2001.

Policies Concerning Personal Investment Activities

     The Fund, the Manager, the investment adviser and the principal underwriter have each adopted a Codes of Ethics pursuant to Rule 17j-1 under the 1940 Act, that permit investment personnel, subject to their particular code of ethics, to invest in securities, including securities that may be purchased or held by the Fund, for their own accounts.

     The Codes of Ethics are on file with, and can be reviewed and copied at the
U. S. Securities and Exchange Commission's (the "SEC") Public Reference Room in Washington, D.C. In addition, the Codes of Ethics are also available on the EDGAR Database on the SEC's Internet website at http://www.sec.gov.

                          PRINCIPAL SECURITIES HOLDERS

     As of December 31, 2001, the following persons owned of record shares of the Fund in the following amounts:

Name and Address                Number of Shares        Percentage of Fund
----------------                ----------------        ------------------

Suzanne Read                    34,353.863              7.378%
305 Jefferson Street
Lexington, VA 24450

     As of December 31, 2001, the directors and officers of the Company as a group owned less than 1.00% of the Fund's outstanding shares.

INVESTMENT MANAGER, ADVISER AND AGREEMENTS

Investment Manager

     Virginia Management Investment Corporation (the "Manager"), 7800 Rockfalls Drive, Richmond, Virginia 23225 is the Fund's investment manager. The Manager is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the "Advisers Act"). The Manager is an independent, privately held corporation. Mr. Franklin A. Trice, III, Vice President of the Company and President of the Fund, is President of the Manager. John Pasco, III, Chairman of the Board of the Company, owns a 5.8% interest in the Manager through Commonwealth Capital Management, Inc.

     The Manager provides investment advisory services pursuant to an Investment Management Agreement (the "Management Agreement"). Unless sooner terminated, the Management Agreement will continue in effect from year to year as long as such continuance is approved at least annually: (1) by the Company's Board of Directors; or (2) by a majority vote of the outstanding voting securities of the Fund and a majority of the directors who are not "interested persons" of the Company, as that term is defined in the 1940 Act. The Management Agreement will automatically terminate in the event of its "assignment", as that term is defined in the 1940 Act, and may be terminated without penalty at any time upon sixty (60) days' written notice to the other party by: (i) the majority vote of all the directors or by vote of a majority of the outstanding voting securities of the Fund; or (ii) the Manager.

     Under the Management Agreement, the Manager, subject to the supervision of the directors, provides a continuous investment program for the Fund, including investment research and management with respect to securities, investments and cash equivalents, in accordance with the Fund's investment objective, policies, and restrictions as set forth in the prospectus and this SAI. The Manager is responsible for effecting all security transactions on behalf of the Fund, including the allocation of principal business and portfolio brokerage and the negotiation of commissions. The Manager also maintains books and records with respect to the securities transactions of the Fund and furnishes to the directors such periodic or other reports as the directors may request.

     Under the Management Agreement, the monthly compensation paid to the Manager is accrued daily at an annual rate of 1.00% on the average daily net assets of the Fund. For the period from October 1, 1998 (commencement of operations) through August 31, 1999, the Manager did not receive any compensation, waived fees of $19,278 and reimbursed expenses of $19,451. For the fiscal year ended August 31, 2000, the Manager did not receive any compensation, waived fees of $43,177 and reimbursed expenses of $30,623. For the fiscal year ended August 31, 2001, the Manager did not receive any compensation, waived fees of $55,492 and reimbursed expenses of $14,910.

     In the interest of limiting expenses of the Fund, the Manager has entered into a contractual expense limitation agreement with the Company. Pursuant to the agreement, the Manager has agreed to waive or limit its fees and to assume other expenses, until August 31, 2002, so that the ratio of total annual operating expenses of the Fund is limited to 1.99%. This limit does not apply to interest, taxes, brokerage commissions, other expenditures capitalized in accordance with generally accepted accounting principles or other extraordinary expenses not incurred in the ordinary course of business. The Manager will be entitled to reimbursement of fees waived or reimbursed. The total amount of reimbursement recoverable by the Manager (the "Reimbursement Amount") is the sum of all fees previously waived or reimbursed by the Manager to the Fund during any of the previous five (5) years, less any reimbursement previously paid by the Fund to the Manager with respect to any waivers, reductions, and payments made with respect to the Fund. The Reimbursement Amount may not include any additional charges or fees, such as interest accruable on the Reimbursement Amount. Such reimbursement must be authorized by the Board of Directors of the Company.

     Pursuant to the terms of the Management Agreement, the Manager pays all expenses incurred by it in connection with its activities thereunder, except the cost of securities (including brokerage commissions, if any) purchased for the Fund. The services furnished by the Manager under the Management Agreement are not exclusive, and the Manager is free to perform similar services for others.

Investment  Adviser

     The Manager has entered into an Investment Advisory Agreement (the "Advisory Agreement") with The London Company of Virginia established in 1994 and located at Riverfront Plaza, West Tower, 901 East Byrd Street, Suite 1350A, Richmond, Virginia 23219 (the "Adviser"). Stephen Goddard has been the President and principal shareholder of the Adviser since its inception and has been the portfolio manager of the Fund since its inception on October 1, 1998. Mr. Goddard is also a director and shareholder of the Manager. Mr. Goddard has fourteen years experience in senior portfolio management, security analysis and finance.

     The Adviser provides the Manager with investment analysis and timing advice, research and statistical analysis relating to the management of the portfolio securities of the Fund. The investment recommendations of the Adviser are subject to the review and approval of the Manager (acting under the supervision of the Company's Board of Directors). The Manager, from its management fee, pays the Adviser one-half of the management fee received from the Fund.

                           MANAGEMENT-RELATED SERVICES

Administration

     Pursuant to an Administrative Services Agreement with the Company (the "Administrative Agreement"), Commonwealth Shareholder Services, Inc. ("CSS"), 1500 Forest Avenue, Suite 223, Richmond, Virginia 23229, serves as administrator of the Fund and supervises all aspects of the operation of the Fund except those performed by the Manager. John Pasco, III, Chairman of the Board of the Company, is the sole owner of CSS. CSS provides certain administrative services and facilities for the Fund, including preparing and maintaining certain books, records, and monitoring compliance with state and federal regulatory requirements.

     As administrator, CSS receives an asset-based administrative fee, computed daily and paid monthly, at the annual rate of 0.20% of average daily net assets of the Fund. CSS also receives an hourly rate, plus certain out-of-pocket expenses, for shareholder servicing and state securities law matters. As provided in the Administration Agreement, CSS received $18,135, $15,890 and $18,283 for the fiscal years ended August 31, 2001, August 31, 2000 and for the period from October 1, 1998 (commencement of operations) through August 31, 1999, respectively. CSS voluntarily waived fees in the amount of $15,000 for the year ended August 31, 2001.

Custodian

     Pursuant to a Custodian Agreement with the Company dated October 28, 1998, as amended June 1, 2000, Brown Brothers Harriman & Co. ("BBH"), 40 Water Street, Boston, Massachusetts 02109, acts as the custodian of the Fund's securities and cash. With the consent of the Company, BBH has designated The Depository Trust Company of New York as its agent to secure a portion of the assets of the Fund. BBH is authorized to appoint other entities to act as sub-custodians to provide for the custody of foreign securities which may be acquired and held by the Fund outside the U.S. Such appointments are subject to appropriate review by the Company's Board of Directors.

Accounting Services

     Pursuant to an Accounting Service Agreement (the "Accounting Agreement"), Commonwealth Fund Accounting, Inc. ("CFA"), 1500 Forest Avenue, Suite 100, Richmond, Virginia 23229, is responsible for accounting relating to the Fund and its investment transactions; maintaining certain books and records of the Fund; determining daily the net asset value per share of the Fund; and preparing security position, transaction and cash position reports. CFA also monitors periodic distributions of gains or losses on portfolio sales and maintains a daily listing of portfolio holdings. CFA is responsible for providing expenses accrued and payment reporting services, tax-related financial information to the Company, and for monitoring compliance with the regulatory requirements relating to maintaining accounting records. John Pasco, III, Chairman of the Board of the Company, is a shareholder of CFA, and is its President and Chief Financial Officer. For its services as accounting agent, CFA receives an asset-based fee, computed daily and paid monthly of the average daily net assets of the Fund, against a minimum fee plus out-of-pocket expenses. As provided for in the Accounting Agreement, CFA received $16,700 and $6,850 for the fiscal years ended August 31, 2001 and August 31, 2000, respectively.

Transfer  Agent

     Pursuant to a Transfer Agent Agreement with the Company, Fund Services, Inc. ("FSI" or the "Transfer Agent") acts as the Company's transfer and dividend disbursing agent. FSI is located at 1500 Forest Avenue, Suite 111, Richmond, Virginia 23229. John Pasco, III, Chairman of the Board of the Company and an officer and shareholder of CSS (the Administrator of the Fund), owns one-third of the stock of FSI; therefore, FSI may be deemed to be an affiliate of the Company and CSS.

     FSI provides certain shareholder and other services to the Company, including furnishing account and transaction information and maintaining shareholder account records. FSI is responsible for processing orders and payments for share purchases. FSI mails proxy materials (and receives and tabulates proxies), shareholder reports, confirmation forms for purchases and redemptions and prospectuses to shareholders. FSI disburses income dividends and capital distributions and prepares and files appropriate tax-related information concerning dividends and distributions to shareholders.

     For its services as transfer agent, FSI receives per account fees and transaction charges plus out-of-pocket expenses against a minimum fee.

Distributor

     First Dominion Capital Corp. ("FDCC" or the "Distributor"), located at 1500 Forest Avenue, Suite 223, Richmond, Virginia 23229, serves as the principal underwriter and national distributor for the shares of the Fund pursuant to a Distribution Agreement (the "Distribution Agreement"). John Pasco, III, Chairman of the Board of the Company, owns 100% of FDCC, and is its President, Treasurer and a director. FDCC is registered as a broker-dealer and is a member of the National Association of Securities Dealers, Inc. The offering of the Fund's shares is continuous. FDCC is entitled to receive the front-end sales charge on the sale of shares of the Fund. FDCC may also receive distribution 12b-1 fees, as described below under "PLAN OF DISTRIBUTION".

     The Distributor received the following compensation as a result of the sale of Fund shares:

Fiscal Year
or Period     Net Underwriting   Compensation on
Ended         Discounts and      Redemption        Brokerage     Other
August 31,    Commissions        and Repurchases   Commissions   Compensation(1)
-----------   ----------------   ---------------   -----------   ---------------

1999            $10,623           None              None          None
2000            $11,166           None              None        $ 6,965
2001            $ 2,982           None              None        $15,000

(1)   Fees received pursuant to the Fund's Distribution (12b-1) Plan.

Independent Accountants

     The Company's independent auditors, Tait, Weller & Baker, audit the Company's annual financial statements, assist in the preparation of certain reports to the U.S. Securities and Exchange Commission (the "SEC"), and prepare the Company's tax returns. Tait, Weller & Baker is located at 8 Penn Center Plaza, Suite 800, Philadelphia, Pennsylvania 19103.

                             PORTFOLIO TRANSACTIONS

     It is the policy of the Manager and the Adviser (together "the Advisers"), in placing orders for the purchase and sale of the Fund's securities, to seek to obtain the best price and execution for securities transactions, taking into account such factors as price, commission, where applicable, (which is negotiable in the case of U.S. national securities exchange transactions but which is generally fixed in the case of foreign exchange transactions), size of order, difficulty of execution and the skill required of the executing broker/dealer. After a purchase or sale decision is made by the Advisers, the Advisers arrange for execution of the transaction in a manner deemed to provide the best price and execution for the Fund.

     Exchange-listed securities are generally traded on their principal exchange, unless another market offers a better result. Securities traded only in the over-the-counter market may be executed on a principal basis with primary market makers in such securities, except for fixed price offerings and except where the Fund may obtain better prices or executions on a commission basis or by dealing with other than a primary market maker.

     The Advisers, when placing transactions, may allocate a portion of the Fund's brokerage to persons or firms providing the Advisers with investment recommendations, statistical, research or similar services useful to the Advisers' investment decision-making process. The term "investment recommendations or statistical, research or similar services" means: (1) advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; and (2) analyses and reports concerning issuers, industries, securities, economic factors and trends, and portfolio strategy. Such services are one of the many ways the Advisers can keep abreast of the information generally circulated among institutional investors by broker-dealers. While this information is useful in varying degrees, its value is indeterminable. Such services received on the basis of transactions for the Fund may be used by the Advisers for the benefit of the Fund and other clients, and the Fund may benefit from such transactions effected for the benefit of other clients.

     While there is no formula, agreement or undertaking to do so, and when it can be done consistent with the policy of obtaining best price and execution, the Fund may consider sales of its shares as a factor in the selection of brokers to execute portfolio transactions. The Advisers may authorize, when placing portfolio transactions for the Fund, to pay a brokerage commission in excess of that which another broker might have charged for executing the same transaction solely on account of the receipt of investment recommendations, or statistical, research or similar services. Except for implementing the policy stated above, there is no intention to place portfolio transactions with particular brokers or dealers or groups thereof.

     When  two  or  more   clients   managed  by  the  Manager  or  Adviser  are
simultaneously engaged in the purchase or sale of the same security, the transactions are allocated in a manner deemed equitable to each client. In some cases this procedure could have a detrimental effect on the price or volume of the security as far as the Fund is concerned. In other cases, however, the ability to participate in volume transactions will be beneficial to the Fund. The Board of Directors of the Company believes that these advantages, when combined with other benefits available because of the Manager's and Adviser's organizations outweigh the disadvantages that may exist from this treatment of transactions.

     The directors of the Company have adopted policies and procedures governing the allocation of brokerage to affiliated brokers. The Advisers have been instructed not to place transactions with an affiliated broker-dealer, unless that broker-dealer can demonstrate to the Company that the Fund will receive:
(1) a price and execution no less favorable than that available from unaffiliated persons; and (2) a price and execution equivalent to that which that broker-dealer would offer to unaffiliated persons in a similar transaction. The Board reviews all transactions which have been placed pursuant to those policies and procedures at its Board meetings. Pursuant to the Company's policies and procedures governing the allocation of brokerage to affiliated brokers, the Advisers have allocated Fund brokerage to First Clearing Corp., an affiliated broker-dealer.

The Fund paid brokerage commissions as follows:

                                 Years or periods ended August 31,
                                 ---------------------------------
                                 1999     2000      2001
                                 ----     ----      ----
                                 $5,803   $4,889    $2,870

The Fund paid brokerage commissions to First Clearing Corp. (an affiliated broker-dealer) as follows:


                                 Years or periods ended August 31,
                                 ---------------------------------
                                 1999     2000      2001
                                 ----     ----      ----
                                 $5,803   $4,606    $2,870

For the fiscal year ended August 31, 2001: (1) 100% of the Fund's aggregate broker commissions were paid to First Clearing Corp.; and (2) 100% of the Fund's aggregate dollar amount of transactions involving payment of commissions were effected through First Clearing Corp.

Portfolio Turnover

     Average annual portfolio turnover rate is the ratio of the lesser of sales or purchases to the monthly average value of the portfolio securities owned during the year, excluding from both the numerator and the denominator all securities with maturities at the time of acquisition of one year or less. A higher portfolio turnover rate involves greater transaction expenses to the Fund and may result in the realization of net capital gains, which would be taxable to shareholders when distributed. The Advisers make purchases and sales for the Fund's portfolio whenever necessary, in the Advisers' opinion, to meet the Fund's objective. The Advisers anticipate that the average annual portfolio turnover rate of the Fund will be less than 50%.

                           CAPITAL STOCK AND DIVIDENDS

     The Company is a series investment company that currently offers multiple classes of shares. The Company is authorized to issue 750,000,000 shares of common stock, with a par value of $0.01 per share. The Company has presently allocated 50,000,000 shares to the Fund. Each share has equal dividend, voting, liquidation and redemption rights and there are no preemptive rights and only such conversion or exchanges rights as the Board of Directors, in its discretion, may grant. Shares of the Fund do not have cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of directors can elect all of the directors if they choose to do so. In such event, the holders of the remaining shares will not be able to elect any person to the Board of Directors. Shares will be maintained in open accounts on the books of the Transfer Agent.

     If they deem it advisable and in the best interests of shareholders, the Board of Directors of the Company may create additional series of shares, each of which represents interests in a separate portfolio of investments and is subject to separate liabilities, and may create multiple classes of shares of such series, which may differ from each other as to expenses and dividends. If the directors create additional series or classes of shares, shares of each series or class are entitled to vote as a series or class only to the extent required by the 1940 Act or as permitted by the directors. Upon the Company's liquidation, all shareholders of a series would share pro-rata in the net assets of such series available for distribution to shareholders of the series, but, as shareholders of such series, would not be entitled to share in the distribution of assets belonging to any other series.

     A shareholder will automatically receive all income dividends and capital gain distributions in additional full and fractional shares of the applicable fund at its net asset value as of the date of payment unless the shareholder elects to receive such dividends or distributions in cash. The reinvestment date normally precedes the payment date by about seven days although the exact timing is subject to change. Shareholders will receive a confirmation of each new transaction in their account. The Company will confirm all account activity, including the payment of dividend and capital gain distributions and transactions made as a result of the Automatic Investment Plan described below.

     Shareholders may rely on these statements in lieu of stock certificates.

                              PLAN OF DISTRIBUTION

     The Fund has a Plan of Distribution or "12b-1 Plan" under which it may finance certain activities primarily intended to sell shares, provided the categories of expenses are approved in advance by the Board of Directors of the Company and the expenses paid under the Plan were incurred within the preceding 12 months and accrued while the 12b-1 Plan is in effect.

     The 12b-1 Plan provides that the Fund will pay a fee to FDCC at an annual rate of 0.50% of the Fund's average daily net assets. The fee is paid to FDCC as reimbursement for expenses incurred for distribution-related activities. For the fiscal year ended August 31, 2001, there were $27,746 of allowable distribution expenses incurred, of which $12,746 were waived.

     Payments for distribution expenses under the 12b-1 Plan are subject to Rule 12b-1 under the 1940 Act. Rule 12b-1 defines distribution expenses to include the cost of "any activity which is primarily intended to result in the sale of shares issued by the Company". Rule 12b-1 provides, among other things, that an investment company may bear such expenses only pursuant to a plan adopted in accordance with the Rule. In accordance with Rule 12b-1, the 12b-1 Plan provides that a report of the amounts expended under the 12b-1 Plan, and the purposes for which such expenditures were incurred, will be made to the Board of Directors for its review at least quarterly. The 12b-1 Plan provides that it may not be amended to increase materially the costs which shares of the Fund may bear for distribution pursuant to the 12b-1 Plan shares without shareholder approval, and that any other type of material amendment must be approved by a majority of the Board of Directors, and by a majority of the directors who are neither
"interested persons" (as defined in the 1940 Act) of the Company nor have any direct or indirect financial interest in the operation of the 12b-1 Plan or in any related agreement (the "12b-1 Directors"), by vote cast in person at a meeting called for the purpose of considering such amendments.

     The Company's Board of Directors has concluded that there is a reasonable likelihood that the 12b-1 Plan will benefit the Fund. The 12b-1 Plan is subject to annual re-approval by a majority of the 12b-1 Directors and is terminable at any time with respect to the Fund by a vote of a majority of the 12b-1 Directors or by vote of the holders of a majority of the outstanding shares of the Fund, as applicable. Any agreement entered into pursuant to the 12b-1 Plan with an institution (a "Service Organization") is terminable with respect to the Fund without penalty, at any time, by vote of a majority of the 12b-1 Directors, by vote of the holders of a majority of the outstanding shares of the Fund, as applicable, by FDCC or by the Service Organization. An agreement will also terminate automatically in the event of its assignment.

     As long as the 12b-1 Plan is in effect, the nomination of the directors who are not interested persons of the Company (as defined in the 1940 Act) must be committed to the discretion of the 12b-1 Directors.

               ADDITIONAL INFORMATION ABOUT PURCHASES AND SALES

Purchasing Shares

     You may purchase shares of the Fund directly from FDCC. You may also buy shares through accounts with brokers or dealers and other institutions ("authorized institutions") that are authorized to place trades in Fund shares for their customers. FDCC and other brokers or dealers that have entered into selling agreements with FDCC, are entitled to the front-end sales charge on the sales of shares of the Fund as described in the prospectus and this SAI. If you invest through an authorized institution, you will have to follow its procedures. Your institution may charge a fee for its services, in addition to the fees charged by the Fund. You will also generally have to address your correspondence or questions regarding the Fund to your authorized institution. The offering price per share is equal to the NAV next determined after the Fund or authorized institution receives your purchase order, plus any applicable sales charge.

     Your authorized institution is responsible for transmitting all subscription and redemption requests, investment information, documentation and money to the Fund on time. Certain authorized institutions have agreements with the Fund that allow them to enter confirmed purchase or redemption orders on behalf of clients and customers. Under this arrangement, the authorized institution must send your order to the Fund by the time they price their shares on the following day. If your authorized institution fails to do so, it may be responsible for any resulting fees or losses.

Distribution

     The Distributor may, from time to time, offer incentive compensation to dealers that sell shares of the Fund that are subject to sales charges allowing such dealers to retain an additional portion of the sales load. A dealer who receives all of the sales load may be considered an underwriter of the Fund's shares.

     In connection with the promotion of the sales of the Fund, the Distributor may, from time to time, offer (to all broker dealers who have a sales agreement with the Distributor) the opportunity to participate in sales incentive programs (which may include non-cash concessions). These non-cash concessions are in addition to the sales load described in the prospectus. The Distributor may also, from time to time, pay expenses and fees required in order to participate in dealer sponsored seminars and conferences, reimburse dealers for expenses incurred in connection with pre-approved seminars, conferences and advertising, and may, from time to time, pay or allow additional promotional incentives to dealers as part of pre-approved sales contests.

Computation of Offering Price

     A hypothetical illustration of the computation of the offering price per share of the Fund, using the value of the Fund's net assets and the number of outstanding shares of the Fund at the close of business on August 31, 2001 and the maximum front-end sales charge of 2.75%, is as follows:


                Net Assets                    $5,661,918
                Outstanding Shares               485,992
                Net Asset Value Per Share     $    11.65
                Sales Load (2.75% of the
                     Offering price)          $     0.33
                Offering Price to Public      $    11.98

Statement of Intention

     The reduced sales charges and public offering price applicable to shares of the Fund set forth in the prospectus apply to purchases of $50,000 or more made within a 13-month period pursuant to the terms of a written Statement of Intention in the form provided by the Distributor and signed by the purchaser. The Statement of Intention is not a binding obligation to purchase the indicated amount. Shares equal to 1.50% (declining to 0% after an aggregate of $1,000,000 has been purchased under the Statement of Intention) of the dollar amount specified in the Statement of Intention will be held in escrow and capital gain distributions on these escrowed shares will be credited to the shareholder's account in shares (or paid in cash, if requested). If the intended investment is not completed within the specified 13-month period, the purchaser will remit to the Distributor the difference between the sales charge actually paid and the sales charge which would have been paid if the total purchases had been made at a single time. If the difference is not paid within 20 days after written request by the Distributor or the securities dealer, the appropriate number of escrowed shares will be redeemed to pay such difference.

     In the case of purchase orders by the trustees of certain employee plans by payroll deduction, the sales charge for the investments made during the 13-month period will be based on the following: total investments made the first month of the 13-month period times 13; as the period progresses the sales charge will be based: (1) on the actual investment made previously during the 13-month period; plus (2) the current month's investments times the number of months remaining in the 13-month period. There will be no retroactive adjustments in sales charge on investments previously made during the 13-month period.

Eligible Benefit Plans

     An eligible benefit plan is an arrangement available to the employees of an employer (or two or more affiliated employers) having not less than ten employees at the plan's inception, or such an employer on behalf of employees of a trust or plan for such employees, their spouses and their children under the age of 21 or a trust or plan for such employees, which provides for purchases through periodic payroll deductions or otherwise. There must be at least five initial participants with accounts investing or invested in shares of one or more of the Fund and/or certain other funds.

     The initial purchase by the eligible benefit plan along with prior purchases by or for the benefit of the initial participants of the plan must aggregate not less than $500. Subsequent purchases must be at least $50 per account and must aggregate at least $250. The eligible benefit plan must make purchases using a single order and a single check or federal funds wire. The eligible benefit plan may not make purchases more often than monthly. The Company will establish a separate account for each employee, spouse or child for which purchases are made. The Company may modify the requirements for initiating or continuing purchases or stop offering shares to such a plan at any time without prior notice.

Selling Shares

     A one percent (1%) redemption fee is deducted from proceeds of Fund shares redeemed less than one year after purchase.

     You may redeem shares of the Fund at any time and in any amount by mail or telephone. The Fund will use reasonable procedures to confirm that instructions communicated by telephone are genuine and, if the procedures are followed, will not be liable for any losses due to unauthorized or fraudulent telephone transactions.

     The Company's procedure is to redeem shares at the Net Asset Value (the "NAV") determined after the Transfer Agent receives the redemption request in proper order, less the 1% redemption fee if applicable. Payment will be made promptly, but no later than the seventh day following the receipt of the request in proper order. The Company may suspend the right to redeem shares for any period during which the New York Stock Exchange (the "NYSE") is closed or the SEC determines that there is an emergency. In such circumstances you may withdraw your redemption request or permit your request to be held for processing after the suspension is terminated.

Small Accounts

     Due to the relatively higher cost of maintaining small accounts, the Company may deduct $50 per year from your account or may redeem the shares in your account, if it has a value of less than $1,000. The Company will advise you in writing thirty (30) days prior to deducting the annual fee or closing your account, during which time you may purchase additional shares in any amount necessary to bring the account back to $1,000. The Company will not close your account if it falls below $1,000 solely because of a market decline. The Company reserves the right to waive this fee.

                          SPECIAL SHAREHOLDER SERVICES

     As described briefly in the prospectus, the Fund offers the following shareholder services:

Regular Account

     A regular account allows a shareholder to make voluntary investments and/or withdrawals at any time. Regular accounts are available to individuals, custodians, corporations, trusts, estates, corporate retirement plans and others. You may use the account application provided with the prospectus to open a regular account.

Telephone Transactions

     You may redeem shares or transfer into another fund by telephone if you request this service on your initial account application. If you do not elect this service at that time, you may do so at a later date by sending a written request and signature guarantee to the Transfer Agent.

     The Company employs reasonable procedures designed to confirm the authenticity of your telephone instructions and, if it does not, it may be liable for any losses caused by unauthorized or fraudulent transactions. As a result of this policy, a shareholder that authorizes telephone redemption bears the risk of losses, which may result from unauthorized or fraudulent transactions which the Company believes to be genuine. When you request a telephone redemption or transfer, you will be asked to respond to certain questions. The Company has designed these questions to confirm your identity as a shareholder of record. Your cooperation with these procedures will protect your account and the Fund from unauthorized transactions.

Automatic Investment Plan

     The Automatic Investment Plan allows shareholders to make automatic monthly investments into their account. Upon request, the Transfer Agent will withdraw a fixed amount each month from a shareholder's checking account and apply that amount to additional shares. This feature does not require you to make a commitment for a fixed period of time. You may change the monthly investment, skip a month or discontinue your Automatic Investment Plan as desired by notifying the Transfer Agent. To receive more information, please call the offices of the Company at (800) 527-9525 or the Transfer Agent at (800) 628-4077. Any shareholder may utilize this feature.

Retirement Plans

     Shares of the Fund are available for purchase in connection with the following tax-deferred prototype retirement plans:

1. Individual Retirement Arrangements (IRAs). IRAs are available for use by individuals with compensation for services rendered who wish to use shares of the Fund as a funding medium for individual retirement savings. IRAs include traditional IRAs, Roth IRAs and Rollover IRAs.

2. Simplified Employee Pension Plans (SEPs). SEPs are a form of retirement plan for sole proprietors, partnerships and corporations.

     For information about eligibility requirements and other matters concerning these plans and to obtain the necessary forms to participate in these plans, please call the Company at 1-800-527-9525. Each plan's custodian charges nominal fees in connection with plan establishment and maintenance. These fees are detailed in the plan documents. You may wish to consult with your attorney or other tax adviser for specific advice concerning your tax status and plans.

Exchange Privilege

     Shareholders may exchange their shares for shares of any other series of the Company, provided the shares of the fund the shareholder is exchanging into are registered for sale in the shareholder's state of residence. Each account must meet the minimum investment requirements. Also, to make an exchange, an exchange order must comply with the requirements for a redemption or repurchase order and must specify the value or the number of shares to be exchanged. Your exchange will take effect as of the next determination of the Fund's NAV per share (usually at the close of business on the same day). The Transfer Agent will charge your account a $10 service fee each time you make such an exchange. The Company reserves the right to limit the number of exchanges or to otherwise prohibit or restrict shareholders from making exchanges at any time, without notice, should the Company determine that it would be in the best interest of its shareholders to do so. For tax purposes, an exchange constitutes the sale of the shares of the fund from which you are exchanging and the purchase of shares of the fund into which you are exchanging. Consequently, the sale may involve either a capital gain or loss to the shareholder for federal income tax purposes. The exchange privilege is available only in states where it is legally permissible to do so.

                                   TAX STATUS

Distributions of Net Investment Income

     The Fund receives income generally in the form of dividends and interest on its investments. This income, less expenses incurred in the operation of the Fund, constitutes the Fund's net investment income from which dividends may be paid to you. Any distributions by the Fund from such income will be taxable to you as ordinary income, whether you take them in cash or in additional shares.

Distributions of Capital Gains

     The Fund may derive capital gains and losses in connection with sales or other dispositions of its portfolio securities. Distributions from net short-term capital gains will be taxable to you as ordinary income.
Distributions from net long-term capital gains will be taxable to you as long-term capital gain, regardless of how long you have held your shares in the Fund. Any net capital gains realized by the Fund generally will be distributed once each year, and may be distributed more frequently, if necessary, in order to reduce or eliminate excise or income taxes on the Fund. The Fund has a capital loss carryforward of $155,963 available to offset future capital gains, if any. Of this amount, $40,901 expires in 2008 and $115,062 expires in 2009.

Information on the Tax Character of  Distributions

     The Fund will inform you of the amount of your ordinary income dividends and capital gains distributions at the time they are paid, and will advise you of their tax status for federal income tax purposes shortly after the close of each calendar year. If you have not held Fund shares for a full year, the Fund may designate and distribute to you, as ordinary income or capital gain, a percentage of income that is not equal to the actual amount of such income earned during the period of your investment in the Fund.

Election to be Taxed as a Regulated Investment Company

     The Fund has elected to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code, has qualified as such for its most recent fiscal year, and intends to so qualify during the current fiscal year. As a regulated investment company, the Fund generally does not pay federal income tax on the income and gains they distribute to you. The Board of Directors reserve the right not to maintain the qualification of the Fund as a regulated investment company if it determines such course of action to be beneficial to shareholders. In such case, the Fund will be subject to federal, and possibly state, corporate taxes on its taxable income and gains, and distributions to you will be taxed as ordinary dividend income to the extent of such Fund's earnings and profits.

Excise Tax Distribution Requirements

     To avoid federal excise taxes, the Internal Revenue Code requires the Fund to distribute to you by December 31st of each year, at a minimum, the following amounts: 98% of its taxable ordinary income earned during the calendar year; 98% of its capital gain net income earned during the twelve month period ending October 31st; and 100% of any undistributed amounts from the prior year. The Fund intends to declare and pay these amounts in December (or in January that are treated by you as received in December) to avoid these excise taxes, but can give no assurances that its distributions will be sufficient to eliminate all taxes.

Redemption of Fund Shares

     Redemptions and exchanges of Fund shares are taxable transactions for federal and state income tax purposes. If you redeem your Fund shares, or exchange your Fund shares for shares of a different series of the Company, the IRS will require that you report a gain or loss on your redemption or exchange. If you hold your shares as a capital asset, the gain or loss that you realize will be capital gain or loss and will be long-term or short-term, generally depending on how long you hold your shares. Any loss incurred on the redemption or exchange of shares held for six months or less will be treated as a long-term capital loss to the extent of any long-term capital gains distributed to you by the Fund on those shares.

     All or a portion of any loss that you realize upon the redemption of your Fund shares will be disallowed to the extent that you buy other shares in such Fund (through reinvestment of dividends or otherwise) within 30 days before or after your share redemption. Any loss disallowed under these rules will be added to your tax basis in the new shares you purchase.

U.S. Government Obligations

     Many states grant tax-free status to dividends paid to you from interest earned on direct obligations of the U.S. government, subject in some states to minimum investment requirements that must be met by the Fund. Investments in Government National Mortgage Association or Federal National Mortgage Association securities, bankers' acceptances, commercial paper and repurchase agreements collateralized by U.S. government securities do not generally qualify for tax-free treatment. The rules on exclusion of this income are different for corporations.

Dividends Received Deduction for Corporations

     Because the Fund's income includes corporate dividends, if the shareholder is a corporation, a portion of its distributions may qualify for the inter-corporate dividends-received deduction. You will be permitted in some circumstances to deduct these qualified dividends, thereby reducing the tax that you would otherwise be required to pay on these dividends. The dividends-received deduction will be available only with respect to dividends designated by the Fund as eligible for such treatment. All dividends (including the deducted portion) must be included in your alternative minimum taxable income calculations.

                             INVESTMENT PERFORMANCE

     For purposes of quoting and comparing the performance of the Fund to that of other mutual funds and to relevant indices in advertisements or in reports to shareholders, performance will be stated in terms of total return or yield. Both "total return" and "yield" figures are based on the historical performance of a fund, show the performance of a hypothetical investment and are not intended to indicate future performance.

Yield Information

     From time to time, the Fund may advertise a yield figure. A portfolio's yield is a way of showing the rate of income the portfolio earns on its investments as a percentage of the portfolio's share price. Under the rules of the SEC, yield must be calculated according to the following formula:

                                  6
      Yield = 2[(a-b +1)-1]
                 ---
                        cd
where:

a     =   dividends and interest earned during the period.
b     =   expenses accrued for the period (net of reimbursements).
c     =   the average daily number of shares  outstanding during the period that were entitled to receive dividends.
d     =   the maximum offering price per share on the last day of the period.

     The Fund's yield, as used in advertising, is computed by dividing the Fund's interest and dividend income for a given 30-day period, net of expenses, by the average number of shares entitled to receive distributions during the period dividing this figure by the Fund's NAV at the end of the period and annualizing the result (assuming compounding of income) in order to arrive at an annual percentage rate. Income is calculated for purposes of yield quotations in accordance with standardized methods applicable to all stock and bond mutual funds. Dividends from equity investments are treated as if they were accrued on a daily basis solely for the purposes of yield calculations. In general, interest income is reduced with respect to bonds trading at a premium over their par value by subtracting a portion of the premium from income on a daily basis, and is increased with respect to bonds trading at a discount by adding a portion of the discount to daily income. Capital gains and losses generally are excluded from the calculation. Income calculated for the purpose of calculating the Fund's yield differs from income as determined for other accounting purposes. Because of the different accounting methods used, and because of the compounding assumed in yield calculations, the yield quoted for the Fund may differ from the rate of distributions the Fund paid over the same period or the rate of income reported in the Fund's financial statements.

Total  Return  Performance

     Under the rules of the SEC, fund advertising performance must include total return quotes, "T" below, calculated according to the following formula:

                        n
              P(1+T) = ERV

where:

P          =    a hypothetical initial payment of $1,000
T          =    average annual total return
n          =    number of years (1,5 or 10)
ERV        =    ending  redeemable  value of a hypothetical  $1,000 payment made at the beginning of the 1, 5 or 10 year periods
                (or fractional portion thereof).

     The average annual total return will be calculated under the foregoing formula and the time periods used in advertising will be based on rolling calendar quarters, updated to the last day of the most recent quarter prior to submission of the advertising for publication, and will cover prescribed periods. When the period since inception is less than one year, the total return quoted will be the aggregate return for the period. In calculating the ending redeemable value, all dividends and distributions by a fund are assumed to have been reinvested at NAV as described in the prospectus on the reinvestment dates during the period.

     Total return, or "T" in the formula above, is computed by finding the average annual compounded rates of return over the prescribed periods (or fractional portions thereof) that would equate the initial amount invested to the ending redeemable value.

     Based on the foregoing, the Fund's average annual total returns for the periods ended August 31, 2001 are as follows:

           One Year           Five Years       Ten Years      Since
           Period Ended       Period Ended     Period Ended   Inception to
           8/31/2001          8/31/2001        8/31/2001      8/31/2001 (1)
           ------------       -------------    -------------  -------------

           (3.25%)              N/A             N/A               4.37%

(1)   Commencement of operations was October 1, 1998.

     The Fund may also from time to time include in such advertising an aggregate total return figure or an average annual total return figure that is not calculated according to the formula set forth above in order to compare more accurately the Fund's performance with other measures of investment return. The Fund may quote an aggregate total return figure in comparing the Fund's total return with data published by Lipper Analytical Services, Inc. or with the performance of various indices including, but not limited to, the Dow Jones Industrial Average, the Standard & Poor's 500 Stock Index, Russell Indices, the Value Line Composite Index, the Lehman Brothers Bond, Government Corporate, Corporate and Aggregate Indices, Merrill Lynch Government & Agency Index, Merrill Lynch Intermediate Agency Index, Morgan Stanley Capital International Europe, Australia, Far East Index or the Morgan Stanley Capital International World Index. For such purposes, the Fund calculates its aggregate total return for the specific periods of time by assuming the investment of $10,000 in shares of the Fund and assuming the reinvestment of each dividend or other distribution at NAV on the reinvestment date. Percentage increases are determined by subtracting the initial value of the investment from the ending value and by dividing the remainder by the beginning value. To calculate its average annual total return, the aggregate return is then annualized according to the SEC's formula for total return quotes outlined above.

     The Fund may also advertise the performance rankings assigned by the various publications and statistical services, including but not limited to, SEI, Lipper Mutual Performance Analysis, Intersec Research Survey of Non-U.S. Equity Fund Returns, Frank Russell International Universe, and any other data which may be reported from time to time by Dow Jones & Company, Morningstar, Inc., Chase Investment Performance, Wilson Associates, Stanger, CDA Investment Technologies, Inc., the Consumer Price Index ("CPI"), The Bank Rate Monitor National Index, or IBC/Donaghue's Average U.S. Government and Agency, or as appears in various publications, including but not limited to, The Wall Street Journal, Forbes, Barron's, Fortune, Money Magazine, The New York Times,
Financial World, Financial Services Week, USA Today and other national or regional publications.

Comparisons and Advertisements

     To help investors better evaluate how an investment in the Fund might satisfy their investment objective, advertisements regarding the Fund may discuss, total return, or Fund volatility as reported by various financial publications. Advertisements may also compare total return or volatility (as calculated above) to total return or volatility as reported by other investments, indices, and averages. The following publications, indices, and averages may be used:

(a) Dow Jones Composite Average or its component averages - an unmanaged index composed of 30 blue-chip industrial corporation stocks (Dow Jones Industrial Average), 15 utilities company stocks (Dow Jones Utilities Average), and 20 transportation company stocks. Comparisons of performance assume reinvestment of dividends.

(b) Standard & Poor's 500 Stock Index or its component indices - an unmanaged index composed of 400 industrial stocks, 40 financial stocks, 40 utilities stocks, and 20 transportation stocks. Comparisons of performance assume reinvestment of dividends.

(c) The New York Stock Exchange composite or component indices - unmanaged indices of all industrial, utilities, transportation, and finance stocks listed on the New York Stock Exchange.

(d) Wilshire 5000 Equity Index - represents the return on the market value of all common equity securities for which daily pricing is available. Comparisons of performance assume reinvestment of dividends.

(e) Lipper - Mutual Fund Performance Analysis, Lipper - Fixed Income Analysis, and Lipper Mutual Fund Indices - measures total return and average current yield for the mutual fund industry. Ranks individual mutual fund performance over specified time periods assuming reinvestment of all distributions, exclusive of sales charges.

(f) CDA Mutual Fund Report, published by CDA Investment Technologies, Inc. - analyzes price, current yield, risk, total return, and average rate of return (average annual compounded growth rate) over specified time periods for the mutual fund industry.

(g)  Mutual Fund Source Book and other material, published by Morningstar,  Inc.
     - analyzes price, yield, risk, and total return for equity funds.

(h) Financial publications: Business Week, Changing Times, Financial World, Forbes, Fortune, Barron's, Financial Times, Investor's Business Daily, New York Times, The Wall Street Journal, and Money magazines publications that rate fund performance over specified time periods.

(i) Consumer Price Index (or Cost of Living Index), published by the U.S. Bureau of Labor Statistics - a statistical measure of change, over time, in the price of goods and services, in major expenditure groups.

(j) Standard & Poor's 100 Stock Index - an unmanaged index based on the price of 100 blue-chip stocks, including 92 industrials, one utility, two transportation companies, and 5 financial institutions. The S&P 100 Stock Index is a smaller more flexible index for option trading.

(k) Morgan Stanley Capital International EAFE Index - an arithmetic, market value-weighted average of the performance of over 1,000 securities on the stock exchanges of countries in Europe, Australia and the Far East.

(l) J.P. Morgan Traded Global Bond Index - is an unmanaged index of government bond issues and includes Australia, Belgium, Canada, Denmark, France, Germany, Italy, Japan, The Netherlands, Spain, Sweden, United Kingdom and United States gross of withholding tax.

(m) IFC Global Total Return Composite Index - An unmanaged index of common stocks that includes 18 developing countries in Latin America, East and South Asia, Europe, the Middle East and Africa (net of dividends reinvested).

(n) Nomura Research, Inc. Eastern Europe an Equity Index - comprised of those equities which are traded on listed markets in Poland, the Czech Republic, Hungary and Slovakia (returns do not include dividends).

     In assessing such comparisons of total return or volatility, an investor should keep in mind that the composition of the investments in the reported indices and averages in not identical to the Fund's portfolio, that the averages are generally unmanaged, and that the items included in the calculations of such averages may not be identical to the formula used by the Fund to calculate its figures. In addition, there can be no assurance that the Fund will continue its performance as compared to such other averages.

                              FINANCIAL INFORMATION

     You can receive free copies of reports, request other information and discuss your questions about the Fund by contacting the Fund directly at:

                              THE WORLD FUNDS, INC.
                          1500 Forest Avenue, Suite 223
                               Richmond, Virginia 23229
                            Telephone: (800) 527-9525
                      e-mail: mail@shareholderservices.com

     The Annual Report for the fiscal year ended August 31, 2001 has been filed with the U.S. Securities and Exchange Commission. The financial statements contained in the Annual Report are incorporated by reference into this SAI. The financial statements and financial highlights for the Fund included in the Annual Report have been audited by the Fund's independent auditors, Tait, Weller and Baker, whose report thereon also appears in such Annual Report and is also incorporated herein by reference. No other parts of the Annual Report are incorporated herein by reference. The financial statements in such Annual Report have been incorporated herein in reliance upon such report given upon the authority of such firm as experts in accounting and auditing.

                             THE WORLD FUNDS, INC.
               1500 FOREST AVENUE, SUITE 223, RICHMOND, VA 23229
                                 (800) 527-9525

                       STATEMENT OF ADDITIONAL INFORMATION

                          THIRD MILLENNIUM RUSSIA FUND


     This Statement of Additional Information ("SAI") is not a prospectus. It should be read in conjunction with the current prospectus of the Third Millennium Russia Fund dated January 2, 2002. You may obtain the prospectus of the Fund, free of charge, by writing to The World Funds, Inc. at 1500 Forest Avenue, Suite 223, Richmond, Virginia 23229 or by calling (800) 527-9525.

     The Fund's audited financial statements and notes thereto for the year ended August 31, 2001 and the unqualified report of Tait, Weller & Baker, the Fund's independent auditors, on such financial statements are included in the Fund's Annual Report to Shareholders for the year ended August 31, 2001 (the "Annual Report") and are incorporated by reference into this SAI. No other parts of the Annual Report are incorporated herein. A copy of the Annual Report accompanies this SAI and an investor may obtain a copy of the Annual Report, free of charge, by writing to the Fund or calling (800) 527-9525



The date of this SAI is January 2, 2002

TABLE OF CONTENTS                                   PAGE
-----------------                                   ----


General Information
Investment Objective
Strategies and Risks
Investment Restrictions
Management of the Company
Principal Securities Holders
Investment  Adviser  and Advisory Agreement
Management-Related Services
Portfolio Transactions
Capital Stock and Dividends
Plan of Distribution
Additional  Information about Purchases and Sales
Tax Status
Investment Performance
Financial Information

                               GENERAL INFORMATION

     The World Funds, Inc. (the "Company") was organized as a Maryland corporation in May, 1997. The Company is an open-end, management investment company (commonly known as a "mutual fund"), registered under the Investment Company Act of 1940, as amended (the "1940 Act"). This SAI relates to the Third Millennium Russia Fund (the "Fund"). The Fund is a separate investment portfolio or series of the Company. The Fund is "non-diversified", as that term is defined in the 1940 Act.

              ADDITIONAL INFORMATION ABOUT THE FUND'S INVESTMENTS

     The following information supplements the discussion of the Fund's investment objectives and policies. The Fund's investment objective and fundamental investment policies may not be changed without approval by vote of a majority of the outstanding voting shares of the Fund. As used in this SAI, a "majority of outstanding voting shares" means the lesser of: (1) 67% of the voting shares of the Fund represented at a meeting of shareholders at which the holders of 50% or more of the shares of the Fund are represented; or (2) more than 50% of the outstanding voting shares of the Fund. The investment programs, restrictions and the operating policies of the Fund that are not fundamental policies can be changed by the Board of Directors of the Company without shareholder approval; except that, the Company will give the shareholders of the Fund at least sixty (60) days' prior notice of any change with respect to its policy of investing.

                              INVESTMENT OBJECTIVE

     The investment objective of the Fund is capital appreciation. The Fund will seek to achieve its investment objective by investing in a non-diversified portfolio consisting primarily of equity securities or securities convertible into equity securities, such as stocks, warrants, convertible bonds, debentures or convertible preferred stock. Under normal conditions, the Fund will invest at least 80% of its net assets in securities of companies located in Russia or securities of a "Russian company", as that term is defined in the prospectus. This is not a fundamental policy and may be changed by the Board of Directors of the Company, without a vote of shareholders upon sixty (60) days prior notice.

     All investments entail some market and other risks. For instance, there is no assurance that the investment adviser will achieve the investment objective of the Fund. You should not rely on an investment in the Fund as a complete investment program.

                              STRATEGIES AND RISKS

     The following discussion of investment techniques and instruments supplements, and should be read in conjunction with, the investment information in the Fund's prospectus. In seeking to meet its investment objective, the Fund may invest in any type of security whose characteristics are consistent with its investment program described below.

                               INVESTMENT PROGRAMS

Convertible   Securities

     The Fund may invest in convertible securities. Traditional convertible securities include corporate bonds, notes and preferred stocks that may be converted into or exchanged for common stock or other equity securities, and other securities that also provide an opportunity for equity participation. These securities are convertible either at a stated price or a stated rate (that is, for a specific number of shares of common stock or other equity securities). As with other fixed income securities, the price of a convertible security generally varies inversely with interest rates. While providing a fixed income stream, a convertible security also affords the investor an opportunity, through its conversion feature, to participate in the capital appreciation of the common stock into which it is convertible. As the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the price of a convertible security tends to rise as a reflection of higher yield or capital appreciation. In such situations, the price of a convertible security may be greater than the value of the underlying common stock.

Warrants

     The Fund may invest in warrants. Warrants are options to purchase equity securities at a specific price for a specific period of time. They do not represent ownership of the securities, but only the right to buy them. Hence, warrants have no voting rights, pay no dividends and have no rights with respect to the assets of the corporation issuing them. The value of warrants is derived solely from capital appreciation of the underlying equity securities. Warrants differ from call options in that the underlying corporation issues warrants, whereas call options may be written by anyone.

Debentures

     Debentures are a general debt obligation backed only by the integrity of the borrower and documented by an agreement called an Indenture. An unsecured bond is a debenture.

Preferred Stock

     Preferred stock is a class of capital stock that pays dividends at a specified rate and that has preference over common stock in the payment of dividends and the liquidation of assets. Preferred stock does not ordinarily carry voting rights. Most preferred stock is cumulative; if dividends are passed (not paid for any reason), they accumulate and must be paid before common stock dividends. Passed dividend on non-cumulative preferred stock is generally gone forever. Participating preferred stock entitles its holders to share in profits above and beyond the declared dividend, along with common shareholders, as distinguished from non-participating preferred, which is limited to stipulated dividend. Adjustable rate preferred stock pays a dividend that is adjustable, usually quarterly, based on changes in the Treasury bill rate or other money market rates. Convertible preferred stock is exchangeable for a given number of common shares and thus tends to be more volatile than non-convertible preferred, which behaves more like a fixed-income bond.

Illiquid Securities

     The Fund may invest up to 15% of its net assets in illiquid securities. For this purpose, the term "illiquid securities" means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the securities. Illiquid securities include generally, among other things, certain written over-the-counter options, securities or other liquid assets as cover for such options, repurchase agreements with maturities in excess of seven days, certain loan participation interests and other securities whose disposition is restricted under the federal securities laws.

Debt  Securities

     The Fund may invest in debt securities. It generally will invest in debt securities rated Baa or higher by Moody's Investor Service, Inc. ("Moody's") or BBB or higher by Standard & Poor's Rating Group ("S&P") or foreign securities not subject to standard credit ratings, which the investment adviser believes are of comparable quality.

     Debt securities consist of bonds, notes, government and government agency securities, zero coupon securities, convertible bonds, asset-backed and mortgage-backed securities, and other debt securities whose purchase is consistent with the Fund's investment objective. The Fund's investments may include international bonds that are denominated in foreign currencies, including the European Currency Unit or "Euro." International bonds are defined as bonds issued in countries other than the United States. The Fund's investments may include debt securities issued or guaranteed by supranational organizations, corporate debt securities, and bank or holding company debt securities.

STRATEGIC TRANSACTIONS

     The investment adviser does not, as a general rule, intend to regularly enter into strategic transactions for the purpose of reducing currency and market risk, for two reasons. First, since financial derivatives in Russian markets currently must be tailor-made to the Fund's specifications, they are extremely costly and illiquid instruments, and as such do not offer a cost-effective way to minimize currency and market risk. Second, the Fund is intended for investors with a long-term investment horizon and it is the investment adviser's hope that any short-term losses due to fluctuations in local currencies or stock market values will be compensated over the long term by the capital appreciation of the portfolio securities. Notwithstanding the foregoing, the investment adviser may, from time-to-time as circumstances dictate, engage in strategic transactions as described below.

Currency  Transactions

     Currency risk is assessed separately from equity analysis. To balance undesirable currency risk the Fund may enter into forward contracts to purchase or sell foreign currencies in anticipation of the Fund's currency requirements, and to protect against possible adverse movements in foreign exchange rates. Although such contracts may reduce the risk of loss due to a decline in the value of the currency which is sold, they also limit any possible gain which might result should the value of the currency rise. Foreign investments which are not U.S. dollar denominated may require the Fund to convert assets into foreign currencies or convert assets and income from foreign currencies to dollars. Normally, exchange transactions will be conducted on a spot or cash basis at the prevailing rate in the foreign exchange market. However, the investment policies permit the Fund to enter into forward foreign currency exchange contracts and other currency transactions in order to provide protection against changes in foreign exchange rates, as further described below. Any transactions in foreign currencies will be designed to protect the dollar value of the assets composing or selected to be acquired or sold for the investment portfolio of the Fund; the Fund will not speculate in foreign currencies.

     If the Fund enters into a currency hedging transaction, it will comply with the asset segregation requirements described below.

     The Fund may purchase and write covered call options on foreign currencies for the purpose of protecting against declines in the dollar value of foreign securities. The purchase of an option on foreign currency may constitute an effective hedge against fluctuations in exchange rates although, in the event of rate movements adverse to the Fund's position, the Fund may forfeit the entire amount of the premium plus related transaction costs. In connection with such transactions, the Fund will segregate assets sufficient to meet its obligations. When the Fund's obligation is denominated in a foreign currency, the Fund will own that currency or assets denominated in that currency, or a currency or securities which the investment adviser anticipates will move along with the hedged currency.

     The Fund may enter into contracts for the purchase or sale for future delivery of foreign currencies ("foreign currency futures"). This investment technique will be used only to hedge against anticipated future changes in exchange rates which otherwise might adversely affect the value of the portfolio securities or adversely affect the prices of securities that the Fund intends to purchase or sell at a later date. The successful use of currency futures will usually depend on the investment adviser's ability to forecast currency exchange rate movements correctly. Should exchange rates move in an unexpected manner, the Fund may not achieve the anticipated benefits of foreign currency futures or may actually realize losses.

     The Fund is authorized to use financial futures, currency futures, and options on such futures for certain hedging purposes subject to conditions of regulatory authorities (including margin requirements) and limits established by the Company's Board of Directors to avoid speculative use of such techniques.

     The Fund may engage in currency transactions with counterparties in order to hedge the value of portfolio holdings denominated in particular currencies against fluctuations in relative value. The Fund's currency transactions may include forward currency contracts, exchange-listed currency futures, exchange-listed and over-the-counter ("OTC") options on currencies and currency swaps. A forward currency contract involves a privately negotiated obligation to purchase or sell (with delivery generally required) a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a specified price set at the time of the contract.

     The Fund's dealings in forward currency contracts will be limited to hedging involving either specific transactions or portfolio positions. In specific transaction hedging, the Fund enters into a currency transaction with respect to specific assets or liabilities of the Fund, in connection with the purchase or sale of its portfolio securities or the receipt of income therefrom. In position hedging, the Fund enters into a currency transaction with respect to portfolio security positions denominated or generally quoted in that currency.

     The Fund will not enter into a transaction to hedge currency exposure to an extent greater, after netting all transactions intended wholly or partially to offset other transactions, than the aggregate market value (at the time of entering into the transaction) of the securities held in its portfolio that are denominated or generally quoted in or currently convertible into such currency, other than with respect to proxy hedging as described below.

Cross  Hedging

     The Fund may also cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to decline in value relative to other currencies to which the Fund has or in which the Fund expects to have portfolio exposure.

Proxy  Hedging

     To reduce the effect of currency fluctuations on the value of existing or anticipated holdings of portfolio securities, the Fund may also engage in proxy hedging. Proxy hedging is often used when the currency to which a fund's portfolio is exposed is difficult to hedge or to hedge against the U.S. dollar. Proxy hedging entails entering into a forward contract to sell a currency whose changes in value are generally considered to be linked to a currency or currencies in which some or all of the Fund's portfolio securities are or are expected to be denominated, and buying U.S. dollars. The amount of the contract would not exceed the value of the Fund's securities denominated in linked currencies. For example, if the investment adviser concludes that the Japanese yen is linked to the Euro, the Fund holds securities denominated in yen and the investment adviser believes that the value of yen will decline against the U.S. dollar, the investment adviser may enter into a contract to sell Euros and buy U.S. dollars.

     Currency hedging involves some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to the Fund if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. Further, there is the risk that the perceived linkage between various currencies may not be present or may not be present during the particular time that the Fund is engaging in proxy hedging. Currency transactions are subject to certain risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be negatively affected by government exchange controls, blockages, and manipulations or exchange restrictions imposed by governments. These government actions can result in losses to the Fund if it is unable to deliver or receive currency or funds in settlement of obligations and could also cause the Fund's hedges to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Currency exchange rates for a country's currency may fluctuate based on factors extrinsic to that country's economy.

Use of Segregated and Other Special  Accounts

     Many strategic transactions and currency transactions, in addition to other requirements, require that the Fund segregate cash or liquid high grade securities with its custodian to the extent the Fund's obligations are not otherwise "covered" through the ownership of the underlying security, financial instruments or currency. In general, either the full amount of any obligation by the Fund to pay or deliver securities or assets must be covered at all times by the securities, instruments or currency required to be delivered, or, subject to any regulatory restrictions, an amount of cash or liquid high grade securities at least equal to the current amount of the obligation must be segregated with the custodian. The segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. For example, a call option written by the Fund on foreign currencies will require the Fund to hold the currencies subject to the call or to segregate cash or liquid high grade securities sufficient to purchase and deliver the currencies if the call is exercised. A currency contract which obligates the Fund to buy or sell currency will generally require the Fund to hold an amount of that currency or to segregate cash or liquid high grade securities equal to the amount of the Fund's obligation.

     Strategic transactions may be covered by other means when consistent with applicable regulatory policies. The Fund also enter into offsetting transactions so that its combined position, coupled with any segregated assets, equals its net outstanding obligation in related options and strategic transactions. For example, if the Fund held a forward contract, instead of segregating assets, the Fund could purchase a put option on the same forward contract with a strike price as high or higher than the price of the contract held. Other strategic transactions may also be offered in combinations. If the offsetting transaction terminates at the time of or after the primary transaction, no segregation is required, but if the offsetting transaction terminates prior to such time, assets equal to any remaining obligation would need to be segregated.

OTHER INVESTMENTS

Russian Government T-Bills ("GKOs")

     To the extent that the Fund's assets are not invested in Russian equity securities, and to provide liquidity, the Fund's assets may be invested in: (1) debt securities issued by Russian companies or issued or guaranteed by the Russian Government (such as its T-Bills or so-called "GKOs") or a Russian governmental entity, as well as debt securities of governmental issuers outside Russia; (2) equity securities of issuers outside Russia which the investment adviser believes will experience growth in revenue and profits from participation in the development of the economies of the Commonwealth of Independent States ("CIS"); and (3) short-term debt securities of the type described under "RISKS--Temporary Defensive Positions" in the Fund's prospectus. The Fund may invest in debt securities that the investment adviser believes, based upon factors such as relative interest rate levels and foreign exchange rates, offer opportunities for long-term capital appreciation. It is likely that many of the debt securities in which the Fund will invest will be unrated and, whether or not rated, the debt securities may have speculative characteristics. Under present economic and political conditions in Russia, the Fund does not intend to invest in GKOs.

Initial Public Offerings

     The Fund may participate in the initial public offering ("IPO") market, and a portion of the Fund's returns may be attributed to IPO investments; the impact on the Fund's performance of IPO investments will be magnified if the Fund has a small asset base. Although the IPO market in recent years has been strong, there is no guarantee that it will continue to be so or that suitable IPO's will be available and, as the Fund's assets grow, there is no guarantee that the impact of IPO investing will produce positive performance.

European Currency

     Many European countries have adopted a single European currency, the Euro. On January 1,1999, the Euro became legal tender for all countries participating in the Economic and Monetary Union ("EMU"). A new European Central Bank has been created to manage the monetary policy of the new unified region. On the same date, the exchange rates were irrevocably fixed between the EMU member countries. National currencies will continue to circulate until they are replaced by Euro coins and bank notes by the middle of 2002.

     This change is likely to significantly impact the European capital markets in which the Fund may invest and may result in the Fund facing additional risks. These risks, which include, but are not limited to, volatility of currency exchange rates as a result of the conversion, uncertainty as to capital market reaction, conversion costs that may affect issuer profitability and creditworthiness, and lack of participation by some European countries, may increase the volatility of the Fund's net asset value per share.

Miscellaneous

     The Board of Directors may, in the future, authorize the Fund to invest in securities other than those listed in this SAI and in the prospectus, provided that such investments would be consistent with the Fund's investment objective and that such investments would not violate the Fund's fundamental investment policies or restrictions.

                             INVESTMENT RESTRICTIONS

Fundamental  Investment  Policies  and  Restrictions

     The Fund has adopted the following fundamental investment restrictions which cannot be changed without approval by vote of a "majority of the outstanding voting securities" of the Fund. All other investment policies and practices described in the prospectus are not fundamental, meaning that the Board of Directors may change them without the approval of shareholders. As a matter of fundamental policy, the Fund may not:

1. As to 50% of its assets, purchase the securities of any issuer (other than obligations issued or guaranteed as to principal and interest by the Government of the United States or any agency or instrumentality thereof), if as a result of such purchase, more than 5% of its total assets would be invested in the securities of such issuer.

2. Purchase stock or securities of an issuer (other than the obligations of the United States or any agency or instrumentality thereof), if such purchase would cause the Fund to own more than 10% of any class of the outstanding voting securities of such issuer or, more than 10% of any class of the outstanding stock or securities of such issuer.

3. Act as an underwriter of securities of other issuers, except that the Fund may invest up to 10% of the value of its total assets (at the time of investment) in portfolio securities which the Fund might not be free to sell to the public without registration of such securities under the Securities Act of 1933, as amended, or any foreign law restricting distribution of securities in a country of a foreign issuer.

4. Buy or sell commodities or commodity contracts, provided that the Fund may utilize not more than 1% of its assets for deposits or commissions required to enter into forward foreign currency contracts, and financial futures contracts for hedging purposes as described in the prospectus. (Such deposits or commissions are not required for forward foreign currency contracts).

5. Borrow money except for temporary or emergency purposes and then only in an amount not in excess of 5% of the lower of value or cost of its total assets, in which case the Fund may pledge, mortgage or hypothecate any of its assets as security for such borrowing but not to an extent greater than 5% of its total assets. Notwithstanding the foregoing, to avoid the untimely disposition of assets to meet redemptions, the Fund may borrow up to 33 1/3%, of the value of its assets to meet redemptions, provided that it may not make other investments while such borrowings are outstanding.

6. Make loans, except that the Fund may (1) lend portfolio securities; and (2) enter into repurchase agreements secured by U.S. Government securities.

7. Invest more than 25% of its total assets in securities of one or more issuers having their principal business activities in the same industry, provided that there is no limitation with respect to investments in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

8. Invest in securities of other investment companies except by purchase in the open market involving only customary broker's commissions, or as part of a merger, consolidation, or acquisition of assets.

9. Invest in interests in oil, gas, or other mineral explorations or development programs.

10.  Issue senior securities.

11. Participate on a joint or a joint and several basis in any securities trading account.

12. Purchase or sell real estate (except that the Fund may invest in (i) securities of companies which deal in real estate or mortgages, and (ii) securities secured by real estate or interests therein, and that the Fund reserves freedom of action to hold and to sell real estate acquired as a result of the Fund's ownership of securities).

13.  Invest in companies for the purpose of exercising control.

14. Purchase securities on margin, except that it may utilize such short-term credits as may be necessary for clearance of purchases or sales of securities.

15.  Engage in short sales.

In applying the fundamental policy and restriction concerning concentration set forth above (i.e., not investing more than 25% of total assets in one industry):

(1) Investments in certain categories of companies will not be considered to be investments in a particular industry. Examples of these categories include:


        (i) financial service companies will be classified according to the end users of their services, for example, automobile finance, bank finance and diversified finance will each be considered a separate industry;

        (ii) technology companies will be divided according to their products and services, for example, hardware, software, information services and outsourcing, or telecommunications will each be a separate industry; and


        (iii)utility companies will be divided according to their services, for example, gas, gas transmission, electric and telephone will each be considered a separate industry.

Non-Fundamental  Policies  and  Restrictions

     In addition to the fundamental policies and investment restrictions described above, and the various general investment policies described in the prospectus and elsewhere in this SAI, the Fund will be subject to the following investment restrictions, which are considered non-fundamental and may be changed by the Board of Directors without shareholder approval. As a matter of non-fundamental policy, the Fund may not:

1.   Invest more than 15% of its net assets in illiquid securities.

     Except with respect to the Fund's investment restriction concerning borrowing, if a percentage restriction on investment or utilization of assets as set forth under "Investment Restrictions" and "Investment Programs" above is adhered to at the time an investment is made, a later change in percentage resulting from changes in the value or the total cost of the Fund's assets will not be considered a violation of the restriction.

                            MANAGEMENT OF THE COMPANY

Directors and Officers

     The Company is governed by a Board of Directors, which is responsible for protecting the interest of shareholders. The directors are experienced business persons who meet throughout the year to oversee the Company's activities, review contractual arrangements with companies that provide services to the Fund, and review performance. The names, addresses and ages of the directors and officers of the Company, together with information as to their principal occupations during the past five years, are listed below. The director who is considered an "interested person", as defined in Section 2(a)(19) of the 1940 Act, as well as those persons affiliated with any investment manager or adviser to a fund of the Company, and the principal underwriter, and officers of the Company, are noted with an asterisk (*).

                          Position(s) Held     Principal Occupation(s)
Name, Address and Age     With Registrant      During the Past 5 Years
---------------------     -----------------    ------------------------

*John Pasco, III (1)      Chairman, Director   Mr. Pasco is Treasurer and a
1500 Forest Avenue        and Treasurer        Director of Commonwealth
Richmond, VA 23229                             Shareholder Services, Inc.,
(55)                                           ("CSS"), the Company's
                                               Administrator, since 1985;
                                               President and Director
                                               of First Dominion Capital Corp.,
                                               ("FDCC"), the Company's
                                               underwriter; Director and
                                               shareholder of Fund
                                               Services Inc., the Company's
                                               Transfer and  Disbursing Agent,
                                               since 1987; President and
                                               Treasurer of Commonwealth Capital
                                               Management, Inc. since 1983 which
                                               also owns an interest in the
                                               investment manager of The New
                                               Market Fund and an interest in
                                               the investment adviser to the
                                               Third Millennium Russia Fund, two
                                               other funds of the Company;
                                               President of Commonwealth Capital
                                               Management, LLC, since December,
                                               2000, which serves as an
                                               investment adviser to the Newby
                                               Fund, another fund of the
                                               Company; Shareholder of
                                               Commonwealth Fund Accounting,
                                               Inc., which provides bookkeeping
                                               services; and Chairman,
                                               Director and Treasurer
                                               of Vontobel Funds, Inc., a
                                               registered investment  company,
                                               since March, 1997.  Mr. Pasco is
                                               also a certified public
                                               accountant.

Samuel Boyd, Jr.        Director               Mr. Boyd is Manager of the
10808 Hob Nail Court                           Customer Services Operations and
Potomac, MD 20854                              Accounting Division of the
(60)                                           Potomac Electric Power Company
                                               since August, 1978; and
                                               Director of Vontobel Funds,
                                               Inc., a registered investment
                                               company, since March,
                                               1997. Mr. Boyd is also a
                                               certified public accountant.

William E. Poist        Director               Mr. Poist is a financial and tax
5272 River Road                                consultant through his firm
Bethesda, MD 20816                             Management Consulting for
(64)                                           Professionals since 1968;
                                               Director of Vontobel Funds, Inc.,
                                               a registered investment company,
                                               since March, 1997.  Mr. Poist is
                                               also a certified public
                                               accountant.

Paul M. Dickinson         Director             Mr. Dickinson is President of
8704 Berwickshire Drive                        Alfred J. Dickinson,Inc. Realtors
Richmond, VA 23229                             since April, 1971; and Director
(53)                                           of Vontobel Funds, Inc., a
                                               registered investment company,
                                               since March, 1997.

*F. Byron Parker, Jr.     Secretary            Mr. Parker is Secretary of CSS
8002 Discovery Drive                           and FDCC since 1986; Secretary of
Suite 101                                      Vontobel Funds, Inc.,a registered
Richmond, VA 23229                             investment company, since March,
(57)                                           1997; and Partner in the law firm
                                               Mustian & Parker.

*Jane H. Williams       Vice President of      Ms. Williams is the President
3000 Sand Hill Road     the Company and        of Sand Hill Advisors, Inc.
Suite 150               President of the       since  August,  2000 and was the
Menlo Park, CA 94025    Sand Hill Portfolio    Executive  Vice President
(52)                    Manager Fund series    of Sand Hill Advisors, Inc. since
                                               1982.

*Leland H. Faust        President of           Mr. Faust is President of CSI
One Montgomery St.      the CSI Equity         Capital Management, Inc. since
Suite 2525              Fund and the CSI       1978.  Mr. Faust is also a
San Francisco, CA 94104 Fixed Income Fund      Partner in the law firm Taylor &
(54)                                           Faust since September, 1975.

*Franklin A.Trice,III   Vice President of      Mr. Trice is President of
P.O. Box 8535           the Company and        Virginia Management Investment
Richmond, VA 23226-0535 President of the       Corp. since May, 1998; and a
(37)                    New Market Fund        registered representative of
                        series                 FDCC, the Company's underwriter
                                               since September, 1998.  Mr. Trice
                                               was a broker with Scott &
                                               Stringfellow from March, 1996 to
                                               May, 1998 and with Craigie, Inc.
                                               from March, 1992 to January,1996.

*John T. Connor, Jr.    Vice President of      President of Third Millennium
1185 Avenue of the      the Company and        Investment Advisors, LLC since
  Americas, 32nd Floor  President of the       April, 1998; and Chairman of
New York, NY 10036      Third Millennium       ROSGAL Insurance since 1993.

*Steven T. Newby        Vice President of      Mr. Newby is President of Newby
555 Quince Orchard Rd.  the Company and        & Co., a NASD broker/dealer
Suite 610               President of           since July, 1990; and President
Gaithersburg, MD 20878  GenomicsFund.com       of xGENx, LLC since November,
(54)                    and Newby Fund series  1999.

*Todd A. Boren          President of the       Mr. Boren has been employed by
250 Park Avenue, So.    Global e Fund          International Assets Advisory
Suite 200               series                 LLC and its predecessor
Winter Park, FL 32789                          International Assets Advisory
(41)                                           Corp. ("IAAC") since May, 1994.
                                               In his six years with IAAC, he
                                               has served as a Financial
                                               Adviser, VP of Sales, Branch
                                               Manager, Training Manager,
                                               and currently as Senior Vice
                                               President and Managing Director
                                               of Private Client Operations for
                                               both IAAC and Global Assets
                                               Advisors. He is responsible for
                                               overseeing its International
                                               Headquarters in Winter Park,
                                               Florida as well as its New York
                                               operation and joint venture.

----------------------------

(1) Mr. Pasco is considered to be an "interested person" of the Company, as that term is defined in the 1940 Act. Mr. Pasco is an interested person because: (1) he is an officer of the Company; (2) he is the owner of an investment adviser to one of the funds of the Company; (3) he is an affiliate of two other investment advisers to funds offered by the Company;
     (4) he owns FDCC, the principal underwriter of the Company; and (5) he owns or controls the Company's various service providers.

     The Company has a standing Audit Committee of the Board composed of Messrs. Boyd, Poist and Dickinson. The functions of the Audit Committee are to meet with the Company's independent auditors to review the scope and findings of the annual audit, discuss the Company's accounting policies, discuss any recommendations of the independent auditors with respect to the Company's management practices, review the impact of changes in accounting standards on the Company's financial statements, recommend to the Board of Directors the selection of independent auditors, and perform such other duties as may be assigned to the Audit Committee by the Board of Directors. During its most recent fiscal year ended August 31, 2001, the Audit Committee met three times.

     The Company has a standing Nominating Committee of the Board composed of Messrs. Boyd, Poist and Dickinson. The Nominating Committee is responsible for the selection and nomination of candidates to serve as directors of the Company. Although the Nominating Committee expects to be able to find an adequate number of qualified candidates to serve as directors, the Nominating Committee is willing to consider nominations received from shareholders. Shareholders wishing to submit a nomination should do so by notifying the Secretary of the Company, in writing, at the address listed on the cover of this SAI. During the Company's most recent fiscal year ended August 31, 2001, the Nominating Committee did not meet.

     The Company does not compensate the directors and officers who are officers or employees of any investment adviser to a fund of the Company. The directors who are not "interested persons" of the Company, as that term is defined in the 1940 Act, receive an annual retainer of $1,000 and a fee of $200 for each meeting of the directors which they attend in person or by telephone. Mr.
Parker, Secretary of the Company, received legal fees from the Company for certain legal services provided to the Company. Directors and officers are reimbursed for travel and other out-of-pocket expenses. The Company does not offer any retirement benefits for directors.

     For the fiscal year ended August 31, 2001, the Directors received the following compensation from the Company:


                 Aggregate Compensation                            Total
                 From the Fund for        Pension or Retirement    Compensation
Name and         Fiscal Year Ende         Benefits Accrued as      from the
Position Held    August 31, 2001(1)       Part of Fund Expenses    Company(2)
--------------   --------------------     ---------------------    -------------

John Pasco,III,     $-0-                       N/A                 $-0-
Chairman
Samuel Boyd, Jr.,
Director             $2,000                    N/A                 $15,750
William E. Poist,
Director             $2,000                    N/A                 $15,750
Paul M. Dickinson,
Director             $2,000                    N/A                 $15,750

(1) This amount represents the aggregate amount of compensation paid to the directors by the Fund for service on the Board of Directors for the Fund's fiscal year ended August 31, 2001.

(2) This amount represents the aggregate amount of compensation paid to the Directors by all funds of the Company for the fiscal year ended August 31, 2001. The Company consisted of a total of eight funds as of August 31, 2001.

Policies concerning personal investment activities

     The Fund, the investment adviser and the principal underwriter have each adopted a Codes of Ethics, pursuant to Rule 17j-1 under the 1940 Act that permit investment personnel, subject to their particular code of ethics, to invest in securities, including securities that may be purchased or held by the Fund, for their own accounts.

     The Codes of Ethics are on file with, and can be reviewed and copied at the
U. S. Securities and Exchange Commission's (the "SEC") Public Reference Room in Washington, D.C. In addition, the Codes of Ethics are also available on the EDGAR Database on the SEC's Internet website at http://www.sec.gov.

                          PRINCIPAL SECURITIES HOLDERS

     As of December 31, 2001, the following persons beneficially owned shares of the Fund in the following amounts:

Name and Address               Number of Shares          Percentage of Fund
----------------               ----------------          ------------------

Barry Hershey                  13,230.705                 5.789%
381 Garfield Rd.
Concord, MA 01742

     As of December 31, 2001, the following persons owned of record shares of the Fund in the following amounts:

Name and Address               Number of Shares          Percentage of Fund
----------------               ----------------          ------------------

Donaldson Lufkin Jenrette      50,254.593                 21.988%
Securities Corporation, Inc.
P. O. Box 2052
Jersey City, NJ 07303-9998


Charles Schwab & Co., Inc.     69,898.342                 30.583%
101 Montgomery Street
San Francisco, CA 94104

     As of December 31, 2001, the directors and officers of the Company as a group owned less than 1.00% of the Fund's outstanding shares.

                   INVESTMENT ADVISER AND ADVISORY AGREEMENT

     Third Millennium Investment Advisors LLC (the "Adviser"), 1185 Avenue of the Americas, New York, New York 10036, manages the investments of the Fund. The Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, as amended. The Adviser is a privately held, limited liability company. Mr. John T. Connor, Jr., Vice President of the Company and President of the Fund, is President of the Adviser. John Pasco, III, Chairman of the Board of the Company, owns a 10% interest in the Adviser through Commonwealth Capital Management, Inc.

     The Adviser provides investment advisory services pursuant to an Investment Advisory Agreement (the "Advisory Agreement"). Unless sooner terminated, the Advisory Agreement will continue in effect from year to year as long as such continuance is approved at least annually: (1) by the Company's Board of Directors; or (2) by a majority vote of the outstanding voting securities of the Fund and a majority of the directors who are not "interested persons" of the Company, as that term is defined in the 1940 Act. The Advisory Agreement will automatically terminate in the event of its "assignment", as that term is defined in the 1940 Act, and may be terminated without penalty at any time upon sixty (60) days' written notice to the other party by: (i) the majority vote of all the directors or by vote of a majority of the outstanding voting securities of the Fund; or (ii) the Adviser.

     Under the Advisory Agreement, the Adviser, subject to the supervision of the directors, provides a continuous investment program for the Fund, including investment research and management with respect to securities, investments and cash equivalents, in accordance with the Fund's investment objective, policies, and restrictions as set forth in the prospectus and this SAI. The Adviser is responsible for effecting all security transactions on behalf of the Fund, including the allocation of principal business and portfolio brokerage and the negotiation of commissions. The Adviser also maintains books and records with respect to the securities transactions of the Fund and furnishes to the directors such periodic or other reports as the directors may request.

     Under the Advisory Agreement, the monthly compensation paid to the Adviser is accrued daily at an annual rate of 1.75% on the first $125 million of average daily net assets of the Fund; 1.50% on average daily net assets of the Fund in excess of $125 million and not more than $250 million; and, 1.25% on average daily net assets of the Fund over $250 million. For the period from October 1, 1998 (commencement of operations) through August 31, 1999, the Adviser did not receive any compensation, waived fees of $12,305 and reimbursed expenses of $81,553. For the fiscal year ended August 31, 2000, the Adviser did not receive any compensation, waived fees of $39,287 and reimbursed expenses of $89,684. For the fiscal year ended August 31, 2001, the Adviser did not receive any compensation, waived fees of $43,251 and reimbursed expenses of $69,500.

     In the interest of limiting expenses of the Fund, the Adviser, Commonwealth Capital Management, Inc., First Dominion Capital Corp. and Commonwealth Shareholder Services, Inc. (collectively, the "Services Providers") have entered into a contractual expense limitation agreement with the Company. Pursuant to the agreement, the Service Providers have agreed to waive or limit their fees and to assume other expenses, until August 31, 2002, so that the ratio of total annual operating expenses of the Fund is limited to 2.75%. This limit does not apply to interest, taxes, brokerage commissions, other expenditures capitalized in accordance with generally accepted accounting principles or other extraordinary expenses not incurred in the ordinary course of business. The Service Providers will be entitled to reimbursement of fees waived or reimbursed. The total amount of reimbursement recoverable by the Services Providers (the "Reimbursement Amount") is the sum of all fees previously waived or reimbursed by the Service Providers to the Fund during any of the previous five (5) years, less any reimbursement previously paid by the Fund to the Service Providers with respect to any waivers, reductions, and payments made with respect to the Fund. The Reimbursement Amount may not include any additional charges or fees, such as interest accruable on the Reimbursement Amount. Such reimbursement must be authorized by the Board of Directors of the Company.

     Pursuant to the terms of the Advisory Agreement, the Adviser pays all expenses incurred by it in connection with its activities thereunder, except the cost of securities (including brokerage commissions, if any) purchased for the Fund. The services furnished by the Adviser under the Advisory Agreement are not exclusive, and the Adviser is free to perform similar services for others.

                           MANAGEMENT-RELATED SERVICES

Administration

     Pursuant to an Administrative Services Agreement with the Company (the "Administrative Agreement"), Commonwealth Shareholder Services, Inc. ("CSS"), 1500 Forest Avenue, Suite 223, Richmond, Virginia 23229, serves as administrator of the Fund and supervises all aspects of the operation of the Fund except those performed by the Adviser. John Pasco, III, Chairman of the Board of the Company, is the sole owner of CSS. CSS provides certain administrative services and facilities for the Fund, including preparing and maintaining certain books, records, and monitoring compliance with state and federal regulatory requirements.

     As administrator, CSS receives an asset-based administrative fee, computed daily and paid monthly, at the annual rate of 0.20% of average daily net assets of the Fund. CSS also receives an hourly rate, plus certain out-of-pocket expenses, for shareholder servicing and state securities law matters. As discussed above under "INVESTMENT ADVISER AND ADVISORY AGREEMENT", CSS has entered into an expense limitation agreement with the Company, on behalf of the Fund, whereby it has agreed to waive or limit its fees and assume certain expenses of the Fund.

     As provided in the Administrative Agreement, CSS received administration fees of $33,409, $18,899 and $18,584 for the fiscal years ended August 31, 2001, August 31, 2000 and for the period from October 1, 1998 (commencement of operations) through August 31 1999, respectively.

Custodian and Accounting Services

     Pursuant to a Custodian Agreement and the Accounting Agency Agreement with the Company, Brown Brothers Harriman & Co. ("BBH"), 40 Water Street, Boston , Massachusetts 02109, acts as the custodian of the Fund's securities and cash and as the Fund's accounting services agent. With the consent of the Company, BBH has designated The Depository Trust Company of New York ("DTC") as its agent to secure a portion of the assets of the Fund. BBH is authorized to appoint other entities to act as sub-custodians to provide for the custody of foreign securities acquired and held by the Fund outside the U.S. Such appointments are subject to appropriate review by the Company's Board of Directors. As the accounting services agent of the Fund, BBH maintains and keeps current the books, accounts, records, journals or other records of original entry relating to the Fund's business.

Transfer Agent

     Pursuant to a Transfer Agent Agreement with the Company, Fund Services, Inc. ("FSI" or the "Transfer Agent") acts as the Company's transfer and dividend disbursing agent. FSI is located at 1500 Forest Avenue, Suite 111, Richmond, Virginia 23229. John Pasco, III, Chairman of the Board of the Company and an officer and shareholder of CSS (the Administrator of the Fund), owns one-third of the stock of FSI; therefore, FSI may be deemed to be an affiliate of the Company and CSS.

     FSI provides certain shareholder and other services to the Company, including furnishing account and transaction information and maintaining shareholder account records. FSI is responsible for processing orders and payments for share purchases. FSI mails proxy materials (and receives and tabulates proxies), shareholder reports, confirmation forms for purchases and redemptions and prospectuses to shareholders. FSI disburses income dividends and capital distributions and prepares and files appropriate tax-related information concerning dividends and distributions to shareholders.

     For its services as transfer agent, FSI receives per account fees and transaction charges plus out-of-pocket expenses against a minimum fee.

Distributor

     First Dominion Capital Corp. ("FDCC" or the "Distributor"), located at 1500 Forest Avenue, Suite 223, Richmond, Virginia 23229, serves as the principal underwriter and national distributor for the shares of the Fund pursuant to a Distribution Agreement (the "Distribution Agreement"). John Pasco, III, Chairman of the Board of the Company, owns 100% of FDCC, and is its President, Treasurer and a director. FDCC is registered as a broker-dealer and is a member of the National Association of Securities Dealers, Inc. The offering of the Fund's shares is continuous. FDCC is entitled to receive the front-end sales charge on the sale of shares of the Fund. In addition, FDCC is entitled to the contingent deferred sales charge imposed on the redemption of shares held for less than 360 days and for which no sales charge was paid at the time of purchase. FDCC may also receive distribution 12b-1 fees, as described below under "PLAN OF DISTRIBUTION". During the fiscal year ended August 31, 2001, no sales charges were paid in connection with the sale of Fund shares, nor were any distribution 12b-1 fees paid.

     As discussed above under "INVESTMENT ADVISER AND ADVISORY AGREEMENT", FDCC has entered into an expense limitation agreement with the Company, on behalf of the Fund, whereby it has agreed to waive or limit its fees and assume certain expenses of the Fund. However, this expense limitation agreement does not obligate FDCC to waive any distribution 12b-1 fees or expense reimbursements that it is obligated to pay to independent third parties, such as commissions due to other broker-dealer firms and their sales people.

Independent Accountants

     The Company's independent auditors, Tait, Weller and Baker, audit the Company's annual financial statements, assists in the preparation of certain reports to the SEC, and prepares the Company's tax returns. Tait, Weller & Baker is located at 8 Penn Center Plaza, Suite 800, Philadelphia, Pennsylvania 19103.

                             PORTFOLIO TRANSACTIONS

     It is the policy of the Adviser, in placing orders for the purchase and sale of the Fund's securities, to seek to obtain the best price and execution for securities transactions, taking into account such factors as price, commission, where applicable, (which is negotiable in the case of U.S. national securities exchange transactions but which is generally fixed in the case of foreign exchange transactions), size of order, difficulty of execution and the skill required of the executing broker/dealer. After a purchase or sale decision is made by the Adviser, the Adviser arranges for execution of the transaction in a manner deemed to provide the best price and execution for the Fund.

     Exchange-listed securities are generally traded on their principal exchange, unless another market offers a better result. Securities traded only in the over-the-counter market may be executed on a principal basis with primary market makers in such securities, except for fixed price offerings and except where the Fund may obtain better prices or executions on a commission basis or by dealing with other than a primary market maker.

     The Adviser, when placing transactions, may allocate a portion of the Fund's brokerage to persons or firms providing the Adviser with investment recommendations, statistical, research or similar services useful to the Adviser's investment decision-making process. The term "investment recommendations or statistical, research or similar services" means: (1) advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; and (2) furnishing analysis and reports concerning issuers, industries, securities, economic factors and trends, and portfolio strategy.

     Such services are one of the many ways the Adviser can keep abreast of the information generally circulated among institutional investors by broker-dealers. While this information is useful in varying degrees, its value is indeterminable. Such services received on the basis of transactions for the Fund may be used by the Adviser for the benefit of other clients, and the Fund may benefit from such transactions effected for the benefit of other clients.

     While there is no formula, agreement or undertaking to do so, and when it can be done consistent with the policy of obtaining best price and execution, the Fund may consider sales of its shares as a factor in the selection of brokers to execute portfolio transactions. The Adviser may be authorized, when placing portfolio transactions for the Fund, to pay a brokerage commission in excess of that which another broker might have charged for executing the same transaction solely on account of the receipt of research, market or statistical information.

     Except for implementing the policy stated above, there is no intention to place portfolio transactions with particular brokers or dealers or groups thereof.

     The directors of the Company have adopted policies and procedures governing the allocation of brokerage to affiliated brokers. The Adviser has been instructed not to place transactions with an affiliated broker-dealer, unless that broker-dealer can demonstrate to the Company that the Fund will receive:
(1) a price and execution no less favorable than that available from unaffiliated persons; and (2) a price and execution equivalent to that which that broker-dealer would offer to unaffiliated persons in a similar transaction. The directors review all transactions which have been placed pursuant to those policies and procedures at its meetings.

     When two or more clients managed by the Adviser are simultaneously engaged in the purchase or sale of the same security, the transactions are allocated in a manner deemed equitable to each client. In some cases this procedure could have a detrimental effect on the price or volume of the security as far as the Fund is concerned. In other cases, however, the ability to participate in volume transactions will be beneficial to the Fund. The Board of Directors of the Company believes that these advantages, when combined with the other benefits available because of the Adviser's organization, outweigh the disadvantages that may exist from this treatment of transactions.

     The Fund paid brokerage commissions of $2,134, $2,087 and $2,565 for the fiscal years ended August 31, 2001, August 31, 2000 and for the period from October 1, 1998 (commencement of operations) through August 31, 1999, respectively.

Portfolio Turnover

     Average annual portfolio turnover rate is the ratio of the lesser of sales or purchases to the monthly average value of the portfolio securities owned during the year, excluding from both the numerator and the denominator all securities with maturities at the time of acquisition of one year or less. A higher portfolio turnover rate involves greater transaction expenses to a fund and may result in the realization of net capital gains, which would be taxable to shareholders when distributed. The Adviser makes purchases and sales for the Fund's portfolio whenever necessary, in the Adviser's opinion, to meet the Fund's objective. The Adviser anticipates that the average annual portfolio turnover rate of the Fund will be less than 100%.

                           CAPITAL STOCK AND DIVIDENDS

     The Company is a series investment company that currently offers multiple classes of shares. The Company is authorized to issue 750,000,000 shares of common stock, with a par value of $0.01 per share. The Company has presently allocated 50,000,000 shares to the Fund. Each share has equal dividend, voting, liquidation and redemption rights and there are no preemptive rights and only such conversion or exchanges rights as the Board of Directors, in its discretion, may grant. Shares of the Fund do not have cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of directors can elect all of the directors if they choose to do so. In such event, the holders of the remaining shares will not be able to elect any person to the Board of Directors. Shares will be maintained in open accounts on the books of the Transfer Agent.

     If they deem it advisable and in the best interests of shareholders, the Board of Directors of the Company may create additional series of shares, each of which represents interests in a separate portfolio of investments and is subject to separate liabilities, and may create multiple classes of shares of such series, which may differ from each other as to expenses and dividends. If the directors create additional series or classes of shares, shares of each series or class are entitled to vote as a series or class only to the extent required by the 1940 Act or as permitted by the directors. Upon the Company's liquidation, all shareholders of a series would share pro-rata in the net assets of such series available for distribution to shareholders of the series, but, as shareholders of such series, would not be entitled to share in the distribution of assets belonging to any other series.

     A shareholder will automatically receive all income dividends and capital gain distributions in additional full and fractional shares of the applicable fund at its net asset value as of the date of payment unless the shareholder elects to receive such dividends or distributions in cash. The reinvestment date normally precedes the payment date by about seven days although the exact timing is subject to change. Shareholders will receive a confirmation of each new transaction in their account. The Company will confirm all account activity, including the payment of dividend and capital gain distributions and transactions made as a result of the Automatic Investment Plan described below.

     Shareholders may rely on these statements in lieu of stock certificates.

                              PLAN OF DISTRIBUTION

     The Fund has a Plan of Distribution or "12b-1 Plan" (the "12b-1 Plan") under which it may finance certain activities primarily intended to sell shares, provided the categories of expenses are approved in advance by the Board of Directors of the Company and the expenses paid under the 12b-1 Plan were incurred within the preceding 12 months and accrued while the 12b-1 Plan is in effect.

     The 12b-1 Plan provides that the Fund will pay a fee to the FDCC at an annual rate of 0.25% of the Fund's average daily net assets. The fee is paid to the FDCC as reimbursement for expenses incurred for distribution-related activity. For the fiscal year ended August 31, 2001, the Distributor waived its fees.

     Payments for distribution expenses under the 12b-1 Plan are subject to Rule 12b-1 under the 1940 Act. Rule 12b-1 defines distribution expenses to include the cost of "any activity which is primarily intended to result in the sale of shares issued by the Company". Rule 12b-1 provides, among other things, that an investment company may bear such expenses only pursuant to a plan adopted in accordance with the Rule. In accordance with Rule 12b-1, the 12b-1 Plan provides that a report of the amounts expended under the 12b-1 Plan, and the purposes for which such expenditures were incurred, will be made to the Board of Directors for its review at least quarterly. The 12b-1 Plan provides that it may not be amended to increase materially the costs which shares of the Fund may bear for distribution pursuant to the 12b-1 Plan shares without shareholder approval, and that any other type of material amendment must be approved by a majority of the Board of Directors, and by a majority of the directors who are neither
"interested persons" (as defined in the 1940 Act) of the Company nor have any direct or indirect financial interest in the operation of the 12b-1 Plan or in any related agreement (the "12b-1 Directors"), by vote cast in person at a meeting called for the purpose of considering such amendments.

     The Company's Board of Directors has concluded that there is a reasonable likelihood that the 12b-1 Plan will benefit the Fund. The 12b-1 Plan is subject to annual re-approval by a majority of the 12b-1 Directors and is terminable at any time with respect to the Fund by a vote of a majority of the 12b-1 Directors or by vote of the holders of a majority of the outstanding shares of the Fund, as applicable. Any agreement entered into pursuant to the 12b-1 Plan with an institution (a "Service Organization") is terminable with respect to the Fund without penalty, at any time, by vote of a majority of the 12b-1 Directors, by vote of the holders of a majority of the outstanding shares of the Fund, as applicable, by FDCC or by the Service Organization. An agreement will also terminate automatically in the event of its assignment.

     As long as the 12b-1 Plan is in effect, the nomination of the directors who are not interested persons of the Company (as defined in the 1940 Act) must be committed to the discretion of the 12b-1 Directors.

               ADDITIONAL INFORMATION ABOUT PURCHASES AND SALES

Purchasing Shares

     You may purchase shares of the Fund directly from FDCC. You may also buy shares through accounts with brokers or dealers and other institutions ("authorized institutions") that are authorized to place trades in Fund shares for their customers. FDCC and other brokers or dealers that have entered into selling agreements with FDCC, are entitled to the front-end sales charge on the sales of shares of the Fund as described in the prospectus and this SAI. If you invest through an authorized institution, you will have to follow its procedures. Your institution may charge a fee for its services, in addition to the fees charged by the Fund. You will also generally have to address your correspondence or questions regarding the Fund to your authorized institution. The offering price per share is equal to the NAV next determined after the Fund or authorized institution receives your purchase order, plus any applicable sales charge.

     Your authorized institution is responsible for transmitting all subscription and redemption requests, investment information, documentation and money to the Fund on time. Certain authorized institutions have agreements with the Fund that allow them to enter confirmed purchase or redemption orders on behalf of clients and customers. Under this arrangement, the authorized institution must send your order to the Fund by the time they price their shares on the following day. If your authorized institution fails to do so, it may be responsible for any resulting fees or losses.

Distribution

     The Distributor may, from time to time, offer incentive compensation to dealers that sell shares of the Fund that are subject to sales charges allowing such dealers to retain an additional portion of the sales load. A dealer who receives all of the sales load may be considered an underwriter of the Fund's shares.

     In connection with the promotion of the sales of the Fund, the Distributor may, from time to time, offer (to all broker dealers who have a sales agreement with the Distributor) the opportunity to participate in sales incentive programs (which may include non-cash concessions). These non-cash concessions are in addition to the sales load described in the prospectus. The Distributor may also, from time to time, pay expenses and fees required in order to participate in dealer sponsored seminars and conferences, reimburse dealers for expenses incurred in connection with pre-approved seminars, conferences and advertising, and may, from time to time, pay or allow additional promotional incentives to dealers as part of pre-approved sales contests.

Computation of Offering Price

     A hypothetical illustration of the computation of the offering price per share of the Fund, using the value of the Fund's net assets and the number of outstanding shares of the Fund at the close of business on August 31, 2001 and the maximum front-end sales charge of 5.75%, is as follows:

      Net Assets                          $3,299,181
      Outstanding Shares                     190,555
      Net Asset Value Per Share           $    17.31
      Sales Charge (5.75% of
        the offering price)               $     1.06
      Offering Price to Public            $    18.37

Statement of Intention

     The reduced sales charges and public offering price applicable to shares of the Fund set forth in the prospectus apply to purchases of $50,000 or more made within a 13-month period pursuant to the terms of a written Statement of Intention in the form provided by the Distributor and signed by the purchaser. The Statement of Intention is not a binding obligation to purchase the indicated amount. Shares equal to 4.50% (declining to 1% after an aggregate of $1,000,000 has been purchased under the Statement of Intention) of the dollar amount specified in the Statement of Intention will be held in escrow and capital gain distributions on these escrowed shares will be credited to the shareholder's account in shares (or paid in cash, if requested). If the intended investment is not completed within the specified 13-month period, the purchaser will remit to the Distributor the difference between the sales charge actually paid and the sales charge which would have been paid if the total purchases had been made at a single time. If the difference is not paid within 20 days after written request by the Distributor or the securities dealer, the appropriate number of escrowed shares will be redeemed to pay such difference.

     In the case of purchase orders by the trustees of certain employee plans by payroll deduction, the sales charge for the investments made during the 13-month period will be based on the following: total investments made the first month of the 13-month period times 13; as the period progresses the sales charge will be based: (1) on the actual investment made previously during the 13-month period; plus (2) the current month's investments times the number of months remaining in the 13-month period. There will be no retroactive adjustments in sales charge on investments previously made during the 13-month period.

Eligible Benefit Plans

     An eligible benefit plan is an arrangement available to the employees of an employer (or two or more affiliated employers) having not less than ten employees at the plan's inception, or such an employer on behalf of employees of a trust or plan for such employees, their spouses and their children under the age of 21 or a trust or plan for such employees, which provides for purchases through periodic payroll deductions or otherwise. There must be at least five initial participants with accounts investing or invested in shares of one or more of the Fund and/or certain other funds.

     The initial purchase by the eligible benefit plan along with prior purchases by or for the benefit of the initial participants of the plan must aggregate not less than $500. Subsequent purchases must be at least $50 per account and must aggregate at least $250. The eligible benefit plan must make purchases using a single order and a single check or federal funds wire. The eligible benefit plan may not make purchases more often than monthly. The Company will establish a separate account for each employee, spouse or child for which purchases are made. The Company may modify the requirements for initiating or continuing purchases or stop offering shares to such a plan at any time without prior notice.

Selling Shares

     If you are in a category of investors who may purchase Fund shares without a front-end sales charge, you will be subject to a 2.00% contingent deferred sales charge if you redeem your shares within 360 days of purchase.

     You may redeem shares of the Fund at any time and in any amount by mail or telephone. The Fund will use reasonable procedures to confirm that instructions communicated by telephone are genuine and, if the procedures are followed, will not be liable for any losses due to unauthorized or fraudulent telephone transactions.

     The Company's procedure is to redeem shares at the Net Asset Value (the "NAV") determined after the Transfer Agent receives the redemption request in proper order, less the 2% contingent deferred sales charge on purchases held for less than 360 days and for which no sales charge was paid at the time of purchase. Payment will be made promptly, but no later than the seventh day following the receipt of the request in proper order. The Company may suspend the right to redeem shares for any period during which the New York Stock Exchange (the "NYSE") is closed or the SEC determines that there is an emergency. In such circumstances you may withdraw your redemption request or permit your request to be held for processing after the suspension is terminated.

Small Accounts

     Due to the relatively higher cost of maintaining small accounts, the Company may deduct $50 per year from your account or may redeem the shares in your account, if it has a value of less than $1,000. The Company will advise you in writing thirty (30) days prior to deducting the annual fee or closing your account, during which time you may purchase additional shares in any amount necessary to bring the account back to $1,000. The Company will not close your account if it falls below $1,000 solely because of a market decline. The Company reserves the right to waive this fee.

                          SPECIAL SHAREHOLDER SERVICES

     As described briefly in the prospectus, the Fund offers the following shareholder services:

Regular Account

     A regular account allows a shareholder to make voluntary investments and/or withdrawals at any time. Regular accounts are available to individuals, custodians, corporations, trusts, estates, corporate retirement plans and others. You may use the account application provided with the prospectus to open a regular account.

Telephone Transactions

     You may redeem shares or transfer into another fund by telephone if you request this service on your initial account application. If you do not elect this service at that time, you may do so at a later date by sending a written request and signature guarantee to the Transfer Agent.

     The Company employs reasonable procedures designed to confirm the authenticity of your telephone instructions and, if it does not, it may be liable for any losses caused by unauthorized or fraudulent transactions. As a result of this policy, a shareholder that authorizes telephone redemption bears the risk of losses, which may result from unauthorized or fraudulent transactions which the Company believes to be genuine. When you request a telephone redemption or transfer, you will be asked to respond to certain questions. The Company has designed these questions to confirm your identity as a shareholder of record. Your cooperation with these procedures will protect your account and the Fund from unauthorized transactions.

Automatic Investment Plan

     The Automatic Investment Plan allows shareholders to make automatic monthly investments into their account. Upon request, the Transfer Agent will withdraw a fixed amount each month from a shareholder's checking account and apply that amount to additional shares. This feature does not require you to make a commitment for a fixed period of time. You may change the monthly investment, skip a month or discontinue your Automatic Investment Plan as desired by notifying the Transfer Agent. To receive more information, please call the offices of the Company at (800) 527-9525 or the Transfer Agent at (800) 628-4077. Any shareholder may utilize this feature.

Retirement Plans

     Shares of the Fund are available for purchase in connection with the following tax-deferred prototype retirement plans:

1. Individual Retirement Arrangements (IRAs). IRAs are available for use by individuals with compensation for services rendered who wish to use shares of the Fund as a funding medium for individual retirement savings. IRAs include traditional IRAs, Roth IRAs and Rollover IRAs.

2. Simplified Employee Pension Plans (SEPs). SEPs are a form of retirement plan for sole proprietors, partnerships and corporations.

     For information about eligibility requirements and other matters concerning these plans and to obtain the necessary forms to participate in these plans, please call the Company at (800) 527-9525. Each plan's custodian charges nominal fees in connection with plan establishment and maintenance. These fees are detailed in the plan documents. You may wish to consult with your attorney or other tax adviser for specific advice concerning your tax status and plans.

Exchange Privilege

     Shareholders may exchange their shares for shares of any other series of the Company, provided the shares of the fund the shareholder is exchanging into are registered for sale in the shareholder's state of residence. Each account must meet the minimum investment requirements. Also, to make an exchange, an exchange order must comply with the requirements for a redemption or repurchase order and must specify the value or the number of shares to be exchanged. Your exchange will take effect as of the next determination of the Fund's NAV per share (usually at the close of business on the same day). The Transfer Agent will charge your account a $10 service fee each time you make such an exchange. The Company reserves the right to limit the number of exchanges or to otherwise prohibit or restrict shareholders from making exchanges at any time, without notice, should the Company determine that it would be in the best interest of its shareholders to do so. For tax purposes, an exchange constitutes the sale of the shares of the fund from which you are exchanging and the purchase of shares of the fund into which you are exchanging. Consequently, the sale may involve either a capital gain or loss to the shareholder for federal income tax purposes. The exchange privilege is available only in states where it is legally permissible to do so.

                                   TAX STATUS

Distributions of Net Investment Income

     The Fund receives income generally in the form of dividends and interest on its investments. This income, less expenses incurred in the operation of the Fund, constitutes the Fund's net investment income from which dividends may be paid to you. Any distributions by the Fund from such income will be taxable to you as ordinary income, whether you take them in cash or in additional shares.

Distributions of Capital Gains

     The Fund may derive capital gains and losses in connection with sales or other dispositions of its portfolio securities. Distributions from net short-term capital gains will be taxable to you as ordinary income.
Distributions from net long-term capital gains will be taxable to you as long-term capital gain, regardless of how long you have held your shares in the Fund. Any net capital gains realized by the Fund generally will be distributed once each year, and may be distributed more frequently, if necessary, in order to reduce or eliminate excise or income taxes on the Fund. The Fund has a capital loss carryforward of $107,471 available to offset future capital gains, if any. This capital loss carryforward expires in 2009.

Effect of Foreign Investments on Distributions

     Most foreign exchange gains realized on the sale of securities are treated as ordinary income by the Fund. Similarly, foreign exchange losses realized by the Fund on the sale of securities are generally treated as ordinary losses by the Fund.

     These gains when distributed will be taxable to you as ordinary dividends, and any losses will reduce the Fund's ordinary income otherwise available for distribution to you. This treatment could increase or reduce the Fund's ordinary income distributions to you, and may cause some or all of the Fund's previously distributed income to be classified as a return of capital.

     The Fund may be subject to foreign withholding taxes on income from certain of its foreign securities. If more than 50% of the Fund's total assets at the end of the fiscal year are invested in securities of foreign corporations, the Fund may elect to pass-through to you your pro rata share of foreign taxes paid by the Fund. If this election is made, the year-end statement you receive from the Fund will show more taxable income than was actually distributed to you. However, you will be entitled to either deduct your share of such taxes in computing your taxable income or (subject to limitations) claim a foreign tax credit for such taxes against your U.S. federal income tax. The Fund will provide you with the information necessary to complete your individual income tax return if it makes this election.

Information on the Tax Character of  Distributions

     The Fund will inform you of the amount of your ordinary income dividends and capital gains distributions at the time they are paid, and will advise you of their tax status for federal income tax purposes shortly after the close of each calendar year. If you have not held Fund shares for a full year, the Fund may designate and distribute to you, as ordinary income or capital gain, a percentage of income that is not equal to the actual amount of such income earned during the period of your investment in the Fund.

Election to be Taxed as a Regulated Investment Company

     The Fund has elected to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code, has qualified as such for its most recent fiscal year, and intends to so qualify during the current fiscal year. As a regulated investment company, the Fund generally does not pay federal income tax on the income and gains they distribute to you. The Board of Directors reserve the right not to maintain the qualification of the Fund as a regulated investment company if it determines such course of action to be beneficial to shareholders. In such case, the Fund will be subject to federal, and possibly state, corporate taxes on its taxable income and gains, and distributions to you will be taxed as ordinary dividend income to the extent of such Fund's earnings and profits.

Excise Tax Distribution Requirements

     To avoid federal excise taxes, the Internal Revenue Code requires the Fund to distribute to you by December 31st of each year, at a minimum, the following amounts: 98% of its taxable ordinary income earned during the calendar year; 98% of its capital gain net income earned during the twelve month period ending October 31st; and 100% of any undistributed amounts from the prior year. The Fund intends to declare and pay these amounts in December (or in January that are treated by you as received in December) to avoid these excise taxes, but can give no assurances that its distributions will be sufficient to eliminate all taxes.

Redemption of Fund Shares

     Redemptions and exchanges of Fund shares are taxable transactions for federal and state income tax purposes. If you redeem your Fund shares, or exchange your Fund shares for shares of a different series of the Company, the IRS will require that you report a gain or loss on your redemption or exchange. If you hold your shares as a capital asset, the gain or loss that you realize will be capital gain or loss and will be long-term or short-term, generally depending on how long you hold your shares. Any loss incurred on the redemption or exchange of shares held for six months or less will be treated as a long-term capital loss to the extent of any long-term capital gains distributed to you by the Fund on those shares.

     All or a portion of any loss that you realize upon the redemption of your Fund shares will be disallowed to the extent that you buy other shares in such Fund (through reinvestment of dividends or otherwise) within 30 days before or after your share redemption. Any loss disallowed under these rules will be added to your tax basis in the new shares you purchase.

U.S. Government Obligations

     Many states grant tax-free status to dividends paid to you from interest earned on direct obligations of the U.S. government, subject in some states to minimum investment requirements that must be met by the Fund. Investments in Government National Mortgage Association or Federal National Mortgage Association securities, bankers' acceptances, commercial paper and repurchase agreements collateralized by U.S. government securities do not generally qualify for tax-free treatment. The rules on exclusion of this income are different for corporations.

Dividends Received Deduction for Corporations

     Because the Fund's income includes corporate dividends, if the shareholder is a corporation, a portion of its distributions may qualify for the inter-corporate dividends-received deduction. You will be permitted in some circumstances to deduct these qualified dividends, thereby reducing the tax that you would otherwise be required to pay on these dividends. The dividends-received deduction will be available only with respect to dividends designated by the Fund as eligible for such treatment. All dividends (including the deducted portion) must be included in your alternative minimum taxable income calculations.


                             INVESTMENT PERFORMANCE

     For purposes of quoting and comparing the performance of the Fund to that of other mutual funds and to relevant indices in advertisements or in reports to shareholders, performance will be stated in terms of total return or yield. Both "total return" and "yield" figures are based on the historical performance of a fund, show the performance of a hypothetical investment and are not intended to indicate future performance.

Yield Information

     From time to time, the Fund may advertise a yield figure. A portfolio's yield is a way of showing the rate of income the portfolio earns on its investments as a percentage of the portfolio's share price. Under the rules of the SEC, yield must be calculated according to the following formula:

                        6
      Yield = 2[(a-b +1)-1]
                 ---
                 cd
where:

a     =   dividends and interest earned during the period.
b     =   expenses accrued for the period (net of reimbursements).
c     =   the average daily number of shares  outstanding during the period that were entitled to receive dividends.
d     =   the maximum offering price per share on the last day of the period.

     The Fund's yield, as used in advertising, is computed by dividing the Fund's interest and dividend income for a given 30-day period, net of expenses, by the average number of shares entitled to receive distributions during the period dividing this figure by the Fund's NAV at the end of the period and annualizing the result (assuming compounding of income) in order to arrive at an annual percentage rate. Income is calculated for purposes of yield quotations in accordance with standardized methods applicable to all stock and bond mutual funds. Dividends from equity investments are treated as if they were accrued on a daily basis solely for the purposes of yield calculations. In general, interest income is reduced with respect to bonds trading at a premium over their par value by subtracting a portion of the premium from income on a daily basis, and is increased with respect to bonds trading at a discount by adding a portion of the discount to daily income. Capital gains and losses generally are excluded from the calculation. Income calculated for the purpose of calculating the Fund's yield differs from income as determined for other accounting purposes. Because of the different accounting methods used, and because of the compounding assumed in yield calculations, the yield quoted for the Fund may differ from the rate of distributions the Fund paid over the same period or the rate of income reported in the Fund's financial statements.

Total  Return  Performance

     Under the rules of the SEC, fund advertising performance must include total return quotes, "T" below, calculated according to the following formula:

                    n
              P(1+T) = ERV

where:

P          =    a hypothetical initial payment of $1,000
T          =    average annual total return
n          =    number of years (1,5 or 10)
ERV        =    ending  redeemable  value of a hypothetical  $1,000 payment made at the beginning of the 1, 5 or 10 year periods
                (or fractional portion thereof).

     The average annual total return will be calculated under the foregoing formula and the time periods used in advertising will be based on rolling calendar quarters, updated to the last day of the most recent quarter prior to submission of the advertising for publication, and will cover prescribed periods. When the period since inception is less than one year, the total return quoted will be the aggregate return for the period. In calculating the ending redeemable value, all dividends and distributions by a fund are assumed to have been reinvested at NAV as described in the prospectus on the reinvestment dates during the period.

     Total return, or "T" in the formula above, is computed by finding the average annual compounded rates of return over the prescribed periods (or fractional portions thereof) that would equate the initial amount invested to the ending redeemable value.

     Prior to October 1, 2001, shares of the Fund were sold without any sales charge. Based on the foregoing, the Fund's average annual total returns for the periods ended August 31, 2001 are as follows:

                One Year       Five Years      Ten Years      Since
                Period Ended   Period Ended    Period Ended   Inception to
                8/31/2001      8/31/2001       8/31/2001      8/31/2001 (1)
               -------------   -----------     ------------   --------------

                (16.51%)         N/A             N/A             32.12%
                (21.19%)(2)      N/A             N/A             29.52%(2)

(1)   Commencement of operations was October 1, 1998.
(2) These returns represent the performance of the Fund but they have been restated to include the effect of the maximum 5.75% front-end sales charge payable on purchases of shares.

     The Fund may also from time to time include in such advertising an aggregate total return figure or an average annual total return figure that is not calculated according to the formula set forth above in order to compare more accurately the Fund's performance with other measures of investment return. The Fund may quote an aggregate total return figure in comparing the Fund's total return with data published by Lipper Analytical Services, Inc. or with the performance of various indices including, but not limited to, the Dow Jones Industrial Average, the Standard & Poor's 500 Stock Index, Russell Indices, the Value Line Composite Index, the Lehman Brothers Bond, Government Corporate, Corporate and Aggregate Indices, Merrill Lynch Government & Agency Index, Merrill Lynch Intermediate Agency Index, Morgan Stanley Capital International Europe, Australia, Far East Index or the Morgan Stanley Capital International World Index. For such purposes, the Fund calculates its aggregate total return for the specific periods of time by assuming the investment of $10,000 in shares of the Fund and assuming the reinvestment of each dividend or other distribution at NAV on the reinvestment date. Percentage increases are determined by subtracting the initial value of the investment from the ending value and by dividing the remainder by the beginning value. To calculate its average annual total return, the aggregate return is then annualized according to the SEC's formula for total return quotes outlined above.

     The Fund may also advertise the performance rankings assigned by the various publications and statistical services, including but not limited to, SEI, Lipper Mutual Performance Analysis, Intersec Research Survey of non-U.S. Equity Fund Returns, Frank Russell International Universe, and any other data which may be reported from time to time by Dow Jones & Company, Morningstar, Inc., Chase Investment Performance, Wilson Associates, Stanger, CDA Investment Technologies, Inc., the Consumer Price Index ("CPI"), The Bank Rate Monitor National Index, or IBC/Donaghue's Average U.S. Government and Agency, or as appears in various publications, including but not limited to, The Wall Street Journal, Forbes, Barron's, Fortune, Money Magazine, The New York Times,
Financial World, Financial Services Week, USA Today and other national or regional publications.

                              FINANCIAL INFORMATION

     You can receive free copies of reports, request other information and discuss your questions about the Fund by contacting the Fund directly at:

                             THE WORLD FUNDS, INC.
                          1500 Forest Avenue, Suite 223
                            Richmond, Virginia 23229
                            TELEPHONE: (800) 527-9525

                      E-MAIL: mail@shareholderservices.com

     The Annual Report for the fiscal period ended August 31, 2001 has been filed with the SEC. The financial statements contained in the Annual Report are incorporated by reference into this SAI. The financial statements and financial highlights for the Fund included in the Annual Report have been audited by the Fund's independent auditors, Tait, Weller and Baker, whose report thereon also appears in such Annual Report and is also incorporated herein by reference. No other parts of the Annual Report are incorporated by reference herein. The financial statements in such Annual Report have been incorporated herein in reliance upon such report given upon the authority of such firm as experts in accounting and auditing.

                                GenomicsFund.com
                                   a series of
                             THE WORLD FUNDS, INC.
               1500 FOREST AVENUE, SUITE 223 RICHMOND, VA 23229
                                 (800) 527-9525

                       STATEMENT OF ADDITIONAL INFORMATION


     This Statement of Additional Information ("SAI") is not a prospectus. It should be read in conjunction with the current prospectus of GenomicsFund.com the "Fund") dated January 2, 2002. The prospectus may be obtained by writing to The World Funds, Inc., 1500 Forest Avenue, Suite 223, Richmond, Virginia 23229 or by calling (800) 527-9525.

     The Fund's audited financial statements and notes thereto for the fiscal year ended August 31, 2001 and the unqualified report of Tait, Weller and Baker, the Fund's independent auditors, on such financial statements are included in the Fund's Annual Report to Shareholders for the fiscal year ended August 31, 2001 (the "Annual Report") and are incorporated by reference into this SAI. No other parts of the Annual Report are incorporated herein. A copy of the Annual Report accompanies this SAI and an investor may obtain a copy of the Annual Report, free of charge, by writing the Fund or calling (800) 527-9525.





The date of this SAI is  January 2, 2002

TABLE OF CONTENTS                                                 PAGE NUMBER
-----------------                                                 -----------

General Information
Investment Objective
Strategies and Risks
Investment Restrictions
Management of the Company
Principal Securities Holders
Investment Adviser and Advisory Agreement
Management-Related Services
Portfolio Transactions
Capital Stock and Dividends
Plan of Distribution
Additional Information about Purchases and Sales
Tax Status
Investment Performance
Financial Information

                               GENERAL INFORMATION

     The World Funds, Inc. (the "Company") was organized under the laws of the State of Maryland in May, 1997. The Company is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"), commonly known as a "mutual fund". This SAI relates to the prospectus for Class Y Shares of GenomicsFund.com (the "Fund"). The Fund is a separate investment portfolio or series of the Company. The Fund is also authorized to issue three other classes of shares of the Fund, Class A Shares, Class B Shares and Class C Shares, which are described in a separate statement of additional information and related prospectus. Each class of shares are substantially the same as they represent an interest in the same portfolio of securities and differ only to the extent that they bear different expenses. The Fund is "non-diversified" as that term is defined in the 1940 Act.

              ADDITIONAL INFORMATION ABOUT THE FUND'S INVESTMENTS

     The following information supplements the discussion of the Fund's investment objectives and policies. The Fund's investment objective and fundamental investment restrictions may not be changed without approval by vote of a majority of the outstanding voting shares of the Fund. As used in this SAI, a "majority of outstanding voting shares" means the lesser of: (1) 67% of the voting shares of the Fund represented at a meeting of shareholders at which the holders of 50% or more of the shares of the Fund are represented; or (2) more than 50% of the outstanding voting shares of the Fund. The investment programs, restrictions and the operating policies of the Fund that are not fundamental policies can be changed by the Board of Directors of the Company without shareholder approval; except that, the Company will give the shareholders of the Fund at least sixty (60) days' prior notice of any change with respect to its policy of investing, under normal market conditions, at least 80% of its net assets in securities of companies engaged in genomics or genomics-related businesses, (as those terms are defined in the prospectus).

                              INVESTMENT OBJECTIVE

     The Fund's investment objective is capital appreciation. The Fund will seek to achieve its investment objective by investing in a non-diversified portfolio consisting primarily of equity securities or securities convertible into equity securities, such as stocks, warrants, convertible bonds, debentures or convertible preferred stock. Under normal conditions, the Fund will invest at least 80% of its net assets in securities of companies principally engaged in genomics or genomic-related businesses (as those terms are defined in the prospectus). This is not a fundamental policy and may be changed by the Board of Directors of the Company, without a vote of shareholders, upon sixty (60) days' prior notice.

     All investments entail some market and other risks and there is no assurance that the Fund will achieve its investment objective. You should not rely on an investment in the Fund as a complete investment program.

                              STRATEGIES AND RISKS

     The following discussion of investment techniques and instruments supplements, and should be read in conjunction with, the investment information in the Fund's prospectus. In seeking to meet its investment objective, the Fund may invest in any type of security whose characteristics are consistent with its investment program described below.

                               INVESTMENT PROGRAMS

Depositary Receipts

     The Fund may invest on a global basis to take advantage of investment opportunities both within the U.S. and other countries. The Fund may buy foreign securities directly in their principal markets or indirectly through the use of depositary receipts. The Fund may invest in sponsored and unsponsored American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDR's), and other similar depositary receipts. ADRs are issued by an American bank or trust company and evidence ownership of underlying securities of a foreign company. EDRs are issued in Europe, usually by foreign banks, and evidence ownership of either foreign or domestic underlying securities. The foreign country may withhold taxes on dividends or distributions paid on the securities underlying the ADRs and EDRs, thereby reducing the dividend or distribution amount received by the Fund.

     Unsponsored ADRs and EDRs are issued without the participation of the issuer of the underlying securities. As a result, information concerning the issuer may not be as current as for sponsored ADRs and EDRs. Holders of unsponsored ADRs generally bear all the costs of the ADR facilities. The depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited securities or to pass through voting rights to the holders of such receipts in respect of the deposited securities. Therefore, there may not be a correlation between information concerning the issuer of the security and the market value of an unsponsored ADR.

Repurchase  Agreements

     As a means of earning income for periods as short as overnight, the Fund may enter into repurchase agreements that are collateralized by U.S. Government Securities. Under a repurchase agreement, the Fund acquires a security, subject to the seller's agreement to repurchase that security at a specified time and price. The Fund considers a purchase of securities under repurchase agreements to be a loan by the Fund. The investment adviser monitors the value of the collateral to ensure that its value always equals or exceeds the repurchase price and also monitors the financial condition of the seller of the repurchase agreement. If the seller becomes insolvent, the ability to dispose of the securities held as collateral may be impaired and the Fund may incur extra costs. Repurchase agreements for periods in excess of seven days may be deemed to be illiquid.

Debt Securities

     The Fund may invest in investment grade debt securities; which are securities rated Baa or higher by Moody's Investors Service, Inc. ("Moody's"), or BBB or higher by Standard & Poor's Ratings Group ("S&P") at the time of purchase or, unrated securities which xGENx. LLC (the "Adviser") believes to be of comparable quality. The Fund does not currently intend to invest more than 5% of its total assets in securities that are below investment grade or that are unrated. Securities rated as Baa or BBB are generally considered to be investment grade although they have speculative characteristics and changes in economic conditions or circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case for higher rated debt securities.

     Debt securities consist of bonds, notes, government and government agency securities, zero coupon securities, convertible bonds, asset-backed and mortgage-backed securities, and other debt securities whose purchase is consistent with the Fund's investment objective. The Fund's investments may include international bonds that are denominated in foreign currencies, including the European Currency Unit or "Euro". International bonds are defined as bonds issued in countries other than the United States. The Fund's investments may include debt securities issued or guaranteed by supranational organizations, corporate debt securities, bank or holding company debt securities.

U.S. Government  Securities

     The Fund may invest in U.S. Government Securities that are obligations of, or guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as U.S. Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association ("GNMA"), are supported by the full faith and credit of the United States; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Treasury; others, such as those of the Federal National Mortgage Association ("FNMA"), are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; and still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality.

Convertible   Securities

     The Fund may invest in convertible securities. Traditional convertible securities include corporate bonds, notes and preferred stocks that may be converted into or exchanged for common stock, and other securities that also provide an opportunity for equity participation. These securities are convertible either at a stated price or a stated rate (that is, for a specific number of shares of common stock or other security). As with other fixed income securities, the price of a convertible security generally varies inversely with interest rates. While providing a fixed income stream, a convertible security also affords the investor an opportunity, through its conversion feature, to participate in the capital appreciation of the common stock into which it is convertible. As the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis and so they may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the price of a convertible security tends to rise as a reflection of the value of the underlying common stock. To obtain such an opportunity for a higher yield or capital appreciation, the Fund may have to pay more for a convertible security than the value of the underlying common stock. The Fund will generally hold common stock it acquires upon conversion of a convertible security for so long as the Adviser anticipates such stock will provide the Fund with opportunities that are consistent with its investment objective and policies.

Warrants

     The value of warrants is derived solely from capital appreciation of the underlying equity securities. Warrants have no voting rights, pay no dividends and have no rights with respect to the assets of the corporation issuing them. Warrants are options to purchase equity securities at a specific price for a specific period of time. If the Fund does not exercise or dispose of a warrant prior to its expiration, it will expire worthless. They do not represent ownership of the securities, but only the right to buy them. Warrants differ from call options in that warrants are issued by the underlying corporation, whereas call options may be written by anyone.

Debentures

     The Fund may invest in debentures which are general debt obligations backed only by the integrity of the borrower and documented by an agreement called an indenture. An unsecured bond is a debenture.

Convertible Preferred Stock

     The Fund may invest in preferred stock which is a class of capital stock that pays dividends at a specified rate and that has preference over common stock in the payment of dividends and the liquidation of assets. Preferred stock does not ordinarily carry voting rights.

     Most preferred stock is cumulative; if dividends are passed (not paid for any reason), they accumulate and must be paid before common dividends. A passed dividend on non-cumulative preferred stock is generally gone forever. Participating preferred stock entitles its holders to share in profits above and beyond the declared dividend, along with common shareholders, as distinguished from nonparticipating preferred, which is limited to the stipulated dividend. Adjustable rate preferred stock pays a dividend that is adjustable, usually quarterly, based on changes in the treasury bill rate or other money market rates. Convertible preferred stock is exchangeable for a given number of common shares and thus tends to be more volatile than nonconvertible preferred, which behaves more like a fixed-income bond.

Illiquid Securities

     The Fund may invest up to 15% of its net assets in illiquid securities. The term "illiquid securities" means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the securities. Illiquid securities include generally, among other things, certain written over-the-counter options, securities or other liquid assets as cover for such options, repurchase agreements with maturities in excess of seven days, certain loan participation interests and other securities whose disposition is restricted under the federal securities laws.

Restricted Securities

     The Fund may invest in restricted securities. Generally, "restricted securities" are securities which have legal or contractual restrictions on their resale. In some cases, these legal or contractual restrictions may impair the liquidity of a restricted security; in others, the legal or contractual restrictions may not have a negative effect on the liquidity of the security. Restricted securities which are deemed by the Adviser to be illiquid will be included in the Fund's policy which limits investments in illiquid securities.

Miscellaneous

     The Board of Directors may, in the future, authorize the Fund to invest in securities other than those listed in this SAI and in the prospectus, provided such investments would be consistent with the Fund's investment objective and would not violate the Fund's fundamental investment policies or restrictions.

                             INVESTMENT RESTRICTIONS

Fundamental  Investment  Policies and  Restrictions

     The Fund has adopted the following fundamental investment restrictions which cannot be changed without approval by vote of a "majority of the outstanding voting securities" of the Fund. All other investment policies and practices described in the prospectus are not fundamental, meaning that the Board of Directors of the Company may change them without the approval of shareholders. As a matter of fundamental policy, the Fund may not:

(1)  Invest in companies for the purpose of exercising management or control;

(2) Invest in securities of other investment companies except by purchase in the open market involving only customary broker's commissions, or as part of a merger, consolidation, or acquisition of assets;

(3)  Purchase or sell commodities or commodity contracts;

(4)  Invest  in  interests  in  oil,  gas,  or  other  mineral   exploration  or
     development programs;

(5) Purchase securities on margin, except for use of short-term credits as necessary for the clearance of purchase of portfolio securities;

(6) Issue senior securities, (except the Fund may engage in transactions such as those permitted by SEC release IC-10666);

(7) Act as an underwriter of securities of other issuers, except that the Fund may invest up to 10% of the value of its total assets (at the time of investment) in portfolio securities which the Fund might not be free to sell to the public without registration of such securities under the Securities Act of 1933, as amended (the "1933 Act"), or any foreign law restricting distribution of securities in a country of a foreign issuer;

(8) Participate on a joint or a joint and several basis in any securities trading account;

(9)  Engage in short sales;

(10) Purchase or sell real estate, provided that liquid securities of companies which deal in real estate or interests therein would not be deemed to be an investment in real estate;

(11) Purchase the securities of any issuer (other than obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities) if, as a result, more than 10% of the outstanding voting securities of any issuer would be held by the Fund;

(12) Make loans.

(13) Except as specified below, the Fund may only borrow money for temporary or emergency purposes and then only in an amount not in excess of 5% of the lower of value or cost of its total assets, in which case the Fund may pledge, mortgage or hypothecate any of its assets as security for such borrowing but not to an extent greater than 5% of its total assets. The Fund may borrow money to avoid the untimely disposition of assets to meet redemptions, in an amount up to 33 1/3% of the value of its assets, provided that the Fund maintains asset coverage of 300% in connection with borrowings, and the Fund does not make other investments while such borrowings are outstanding; and

(14) Concentrate  its  investments  in any  industry,  except  that the Fund may
     concentrate   in   securities   of   companies   which  are   genomic   and
     genomic-related companies as described in the prospectus.

In applying its investment policies and restrictions:

(1) Except with respect to the Fund's investment restriction concerning borrowing, percentage restriction on investment or utilization of assets is determined at the time an investment is made. A later change in percentage resulting from changes in the value or the total cost of the Fund's assets will not be considered a violation of the restriction; and

(2) Investments in certain categories of companies will not be considered to be investments in a particular industry. Examples of these categories include:

      (i) financial service companies will be classified according to the end users of their services, for example, automobile finance, bank finance and diversified finance will each be considered a separate industry;

      (ii) technology companies will be divided according to their products and services, for example, hardware, software, information services and outsourcing or telecommunications will each be a separate industry; and

      (iii) utility companies will be divided according to their services, for example, gas, gas transmission, electric and telephone will each be considered a separate industry.

Non-Fundamental  Policies  and  Restrictions.

     In addition to the fundamental investment restrictions described above, and the various general investment policies described in the prospectus and elsewhere in this SAI, the Fund will be subject to the following investment restrictions, which are considered non-fundamental and may be changed by the Board of Directors without shareholder approval.

As a matter of non-fundamental policy, the Fund may not:

(1)  Invest more than 15% of its net assets in illiquid securities;

(2)  Engage in arbitrage transactions; or

(3)  Purchase or sell options.

                            MANAGEMENT OF THE COMPANY
Directors and Officers

     The Company is governed by a Board of Directors, which is responsible for protecting the interest of shareholders. The directors are experienced business persons who meet throughout the year to oversee the Company's activities, review contractual arrangements with companies that provide services to the Fund, and review performance. The names, addresses and ages of the directors and officers of the Company, together with information as to their principal occupations during the past five years, are listed below. The director who is considered an "interested person" as defined in Section 2(a)(19) of the 1940 Act, as well as those persons affiliated with any investment manager or adviser to a fund of the Company, and the principal underwriter, and officers of the Company, are noted with an asterisk (*).

                          Position(s) Held     Principal Occupation(s)
Name, Address and Age     With Registrant      During the Past 5 Years
---------------------     -----------------    ------------------------

*John Pasco, III (1)      Chairman, Director   Mr. Pasco is Treasurer and a
1500 Forest Avenue        and Treasurer        Director of Commonwealth
Richmond, VA 23229                             Shareholder Services, Inc.,
(55)                                           ("CSS"), the Company's
                                               Administrator, since 1985;
                                               President and Director
                                               of First Dominion Capital Corp.,
                                               ("FDCC"), the Company's
                                               underwriter; Director and
                                               shareholder of Fund
                                               Services Inc., the Company's
                                               Transfer and  Disbursing Agent,
                                               since 1987; President and
                                               Treasurer of Commonwealth Capital
                                               Management, Inc. since 1983 which
                                               also owns an interest in the
                                               investment manager of The New
                                               Market Fund and an interest in
                                               the investment adviser to the
                                               Third Millennium Russia Fund, two
                                               other funds of the Company;
                                               President of Commonwealth Capital
                                               Management, LLC, since December,
                                               2000, which serves as an
                                               investment adviser to the Newby
                                               Fund, another fund of the
                                               Company; Shareholder of
                                               Commonwealth Fund Accounting,
                                               Inc., which provides bookkeeping
                                               services; and Chairman,
                                               Director and Treasurer
                                               of Vontobel Funds, Inc., a
                                               registered investment  company,
                                               since March, 1997.  Mr. Pasco is
                                               also a certified public
                                               accountant.

Samuel Boyd, Jr.        Director               Mr. Boyd is Manager of the
10808 Hob Nail Court                           Customer Services Operations and
Potomac, MD 20854                              Accounting Division of the
(60)                                           Potomac Electric Power Company
                                               since August, 1978; and
                                               Director of Vontobel Funds,
                                               Inc., a registered investment
                                               company, since March,
                                               1997. Mr. Boyd is also a
                                               certified public accountant.

William E. Poist        Director               Mr. Poist is a financial and tax
5272 River Road                                consultant through his firm
Bethesda, MD 20816                             Management Consulting for
(64)                                           Professionals since 1968;
                                               Director of Vontobel Funds, Inc.,
                                               a registered investment company,
                                               since March, 1997.  Mr. Poist is
                                               also a certified public
                                               accountant.

Paul M. Dickinson         Director             Mr. Dickinson is President of
8704 Berwickshire Drive                        Alfred J. Dickinson,Inc. Realtors
Richmond, VA 23229                             since April, 1971; and Director
(53)                                           of Vontobel Funds, Inc., a
                                               registered investment company,
                                               since March, 1997.

*F. Byron Parker, Jr.     Secretary            Mr. Parker is Secretary of CSS
8002 Discovery Drive                           and FDCC since 1986; Secretary of
Suite 101                                      Vontobel Funds, Inc.,a registered
Richmond, VA 23229                             investment company, since March,
(57)                                           1997; and Partner in the law firm
                                               Mustian & Parker.

*Jane H. Williams       Vice President of      Ms. Williams is the President
3000 Sand Hill Road     the Company and        of Sand Hill Advisors, Inc.
Suite 150               President of the       since  August,  2000 and was the
Menlo Park, CA 94025    Sand Hill Portfolio    Executive  Vice President
(52)                    Manager Fund series    of Sand Hill Advisors, Inc. since
                                               1982.

*Leland H. Faust        President of           Mr. Faust is President of CSI
One Montgomery St.      the CSI Equity         Capital Management, Inc. since
Suite 2525              Fund and the CSI       1978.  Mr. Faust is also a
San Francisco, CA 94104 Fixed Income Fund      Partner in the law firm Taylor &
(54)                                           Faust since September, 1975.

*Franklin A.Trice,III   Vice President of      Mr. Trice is President of
P.O. Box 8535           the Company and        Virginia Management Investment
Richmond, VA 23226-0535 President of the       Corp. since May, 1998; and a
(37)                    New Market Fund        registered representative of
                        series                 FDCC, the Company's underwriter
                                               since September, 1998.  Mr. Trice
                                               was a broker with Scott &
                                               Stringfellow from March, 1996 to
                                               May, 1998 and with Craigie, Inc.
                                               from March, 1992 to January,1996.

*John T. Connor, Jr.    Vice President of      President of Third Millennium
1185 Avenue of the      the Company and        Investment Advisors, LLC since
  Americas, 32nd Floor  President of the       April, 1998; and Chairman of
New York, NY 10036      Third Millennium       ROSGAL Insurance since 1993.

*Steven T. Newby        Vice President of      Mr. Newby is President of Newby
555 Quince Orchard Rd.  the Company and        & Co., a NASD broker/dealer
Suite 610               President of           since July, 1990; and President
Gaithersburg, MD 20878  GenomicsFund.com       of xGENx, LLC since November,
(54)                    and Newby Fund series  1999.

*Todd A. Boren          President of the       Mr. Boren has been employed by
250 Park Avenue, So.    Global e Fund          International Assets Advisory
Suite 200               series                 LLC and its predecessor
Winter Park, FL 32789                          International Assets Advisory
(41)                                           Corp. ("IAAC") since May, 1994.
                                               In his six years with IAAC, he
                                               has served as a Financial
                                               Adviser, VP of Sales, Branch
                                               Manager, Training Manager,
                                               and currently as Senior Vice
                                               President and Managing Director
                                               of Private Client Operations for
                                               both IAAC and Global Assets
                                               Advisors. He is responsible for
                                               overseeing its International
                                               Headquarters in Winter Park,
                                               Florida as well as its New York
                                               operation and joint venture.

-------------------------------------------

(1) Mr. Pasco is considered to be an "interested person" of the Company, as that term is defined in the 1940 Act. Mr. Pasco is an interested person because: (1) he is an officer of the Company; (2) he is the owner of an investment adviser to one of the funds of the Company; (3) he is an affiliate of two other investment advisers to funds offered by the Company;
     (4) he owns FDCC, the principal underwriter of the Company; and (5) he owns or controls the Company's various service providers.

     The Company has a standing Audit Committee of the Board composed of Messrs. Boyd, Poist and Dickinson. The functions of the Audit Committee are to meet with the Company's independent auditors to review the scope and findings of the annual audit, discuss the Company's accounting policies, discuss any recommendations of the independent auditors with respect to the Company's management practices, review the impact of changes in accounting standards on the Company's financial statements, recommend to the Board of Directors the selection of independent auditors, and perform such other duties as may be assigned to the Audit Committee by the Board of Directors. During its most recent fiscal year ended August 31, 2001, the Audit Committee met three times.

     The Company has a standing Nominating Committee of the Board composed of Messrs. Boyd, Poist and Dickinson. The Nominating Committee is responsible for the selection and nomination of candidates to serve as directors of the Company. Although the Nominating Committee expects to be able to find an adequate number of qualified candidates to serve as directors, the Nominating Committee is willing to consider nominations received from shareholders. Shareholders wishing to submit a nomination should do so by notifying the Secretary of the Company, in writing, at the address listed on the cover of this SAI. During the Company's most recent fiscal year ended August 31, 2001, the Nominating Committee did not meet.

     The Company does not compensate the directors and officers who are officers or employees of any investment adviser to a fund of the Company. The directors who are not "interested persons" of the Company, as that term is defined in the 1940 Act, receive an annual retainer of $1,000 and a fee of $200 for each meeting of the directors which they attend in person or by telephone. Mr.
Parker, Secretary of the Company, received legal fees from the Company for certain legal services provided to the Company. Directors and officers are reimbursed for travel and other out-of-pocket expenses. The Company does not offer any retirement benefits for directors.

     For the fiscal year ended August 31, 2001, the Directors received the following compensation from the Company:


                Aggregate Compensation                             Total
                From the Fund for         Pension or Retirement    Compensation
Name and        Fiscal Year Ended         Benefits Accrued as      from the
Position Held   August 31, 2001(1)        Part of Fund Expenses    Company(2)
-------------   ----------------------    ----------------------   ------------

John Pasco,III,      $-0-                      N/A                 $-0-
Chairman
Samuel Boyd, Jr.,
Director             $2,000                    N/A                 $15,750
William E. Poist,
Director             $2,000                    N/A                 $15,750
Paul M. Dickinson,
Director             $2,000                    N/A                 $15,750

(1) This amount represents the aggregate amount of compensation paid to the directors by the Fund for service on the Board of Directors for the Fund's fiscal year ended August 31, 2001.

(2) This amount represents the aggregate amount of compensation paid to the Directors by all funds of the Company for the fiscal year ended August 31, 2001. The Company consisted of a total of eight funds as of August 31, 2001.

Policies concerning personal investment activities

     The Fund, the Adviser and the principal underwriter have each adopted a Codes of Ethics pursuant to Rule 17j-1 under the 1940 Act, that permit investment personnel, subject to their particular code of ethics, to invest in securities, including securities that may be purchased or held by the Fund, for their own accounts.

     The Codes of Ethics are on file with, and can be reviewed and copied at the
U. S. Securities and Exchange Commission's (the "SEC") Public Reference Room in Washington, D.C. In addition, the Codes of Ethics are also available on the EDGAR Database on the SEC's Internet website at http://www.sec.gov.

                          PRINCIPAL SECURITIES HOLDERS

     As of December 31, 2001, the following persons beneficially owned shares of the Fund in the following amounts:

Name and Address               Number of Shares          Percentage of Fund
----------------               ----------------          ------------------

Dain Rauscher Custodian for         276,750.621                6.369%
Roy C. Kinsey
60 South 6th Street
Minneapolis, MN 55402

Dain Rauscher Custodian for         896,602.525               20.635%
Steven Newby
555 Quince Orchard Road
Suite 610
Gaithersburg, MD 20878


     As of December 31, 2001, the following persons owned of record shares of the Fund in the following amounts:

Name and Address               Number of Shares          Percentage of Fund
----------------               ----------------          ------------------

Charles Schwab                      778,003.362               17.906%
101 Montgomery Street
San Francisco, CA 94104

     As of December 31, 2001, the directors and officers of the Company as a group owned 20.635% of the Fund's outstanding shares.

                   INVESTMENT ADVISER AND ADVISORY AGREEMENT

     xGENx, LLC, (the "Adviser") located at 555 Quince Orchard Road, Suite 610, Gaithersburg, MD 20878 manages the investments of the Fund. The Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, as amended. The Adviser is a privately held limited liability company. Mr. Steven T. Newby, Vice President of the Company and President of the Fund, is President of the Adviser.

     The Adviser provides investment advisory services pursuant to an Investment Advisory Agreement (the "Advisory Agreement"). Unless sooner terminated, the Advisory Agreement will continue in effect from year to year as long as such continuance is approved at least annually: (1) by the Company's Board of Directors; or (2) by a majority vote of the outstanding voting securities of the Fund and a majority of the directors who are not "interested persons" of the Company, as that term is defined in the 1940 Act. The Advisory Agreement will automatically terminate in the event of its "assignment", as that term is defined in the 1940 Act, and may be terminated without penalty at any time upon sixty (60) days' written notice to the other party by: (i) the majority vote of all the directors or by vote of a majority of the outstanding voting securities of the Fund; or (ii) the Adviser.

     The Adviser, subject to the supervision of the directors, provides a continuous investment program for the Fund, including investment research and management with respect to securities, investments and cash equivalents, in accordance with the Fund's investment objective, policies, and restrictions as set forth in the prospectus and this SAI. The Adviser is responsible for effecting all security transactions on behalf of the Fund, including the allocation of principal business and portfolio brokerage and the negotiation of commissions. The Adviser also maintains books and records with respect to the securities transactions of the Fund and furnishes to the directors such periodic or other reports as the directors may request.

     Under the Advisory Agreement, the monthly compensation paid to the Adviser is accrued daily at an annual rate of 1.00% on the first $250 million of average daily net assets of the Fund; 0.875% on the average daily net assets of the Fund in excess of $250 million and not more than $500 million; and 0.75% on the average daily net assets of the Fund over $500 million. For the fiscal period from March 1, 2000 (commencement of operations) through August 31, 2000, the Adviser earned $52,715 from the Fund. During this same period, the Adviser waived it's entire advisory fee and reimbursed operating expenses in the amount of $76,825. For the fiscal year ended August 31, 2001, the Adviser earned advisory fees of $234,419 from the Fund. During this same period, the Adviser waived advisory fees and reimbursed operating expenses in the amount of $67,191.

     In the interest of limiting expenses of the Fund, the Adviser has entered into a contractual expense limitation agreement with the Company. Pursuant to the agreement, the Adviser has agreed to waive or limit its fees and to assume other expenses for the first three years following commencement of operations so that the ratio of total annual operating expenses is limited to 1.90% for the Fund's Class Y Shares. This limit does not apply to interest, taxes, brokerage commissions, other expenditures capitalized in accordance with generally accepted accounting principles or other extraordinary expenses not incurred in the ordinary course of business.

     The Adviser will be entitled to reimbursement of fees waived or reimbursed by the Adviser to the Fund. The total amount of reimbursement recoverable by the Adviser (the "Reimbursement Amount") is the sum of all fees previously waived or reimbursed by the Adviser to the Fund during any of the previous five (5) years, less any reimbursement previously paid by the Fund to the Adviser with respect to any waivers, reductions, and payments made with respect to the Fund. The Reimbursement Amount may not include any additional charges or fees, such as interest accruable on the Reimbursement Amount. Such reimbursement must be authorized by the Board of Directors of the Company.

     Pursuant to the terms of the Advisory Agreement, the Adviser pays all expenses incurred by it in connection with its activities thereunder, except the cost of securities (including brokerage commissions, if any) purchased for the Fund. The services furnished by the Adviser under the Advisory Agreement are not exclusive, and the Adviser is free to perform similar services for others.

                           MANAGEMENT-RELATED SERVICES

Administration

     Pursuant to an Administrative Services Agreement with the Company (the "Administrative Agreement"), Commonwealth Shareholder Services, Inc. ("CSS"), 1500 Forest Avenue, Suite 223, Richmond, VA 23229, serves as administrator of the Fund and supervises all aspects of the operation of the Fund except those performed by the Adviser. John Pasco, III, Chairman of the Board of the Company, is the sole owner of CSS. CSS provides certain administrative services and facilities for the Fund, including preparing and maintaining certain books, records, and monitoring compliance with state and federal regulatory requirements.

     As administrator, CSS receives an asset-based administrative fee, computed daily and paid monthly, at the annual rate of 0.20% on the first $250 million of average daily net assets of the Fund; 0.175% on the average daily net assets of the Fund in excess of $250 million and not more than $500 million; 0.15% on the average daily net assets of the Fund in excess of $500 million and not more than $1 billion; and 0.10% on the average daily net assets of the Fund in excess of $1 billion, subject to a minimum amount of $15,000 per year for a period of two years from the date of the Administrative Agreement. Thereafter, the minimum administrative fee is $30,000 per year. CSS also receives an hourly rate, plus certain out-of-pocket expenses, for shareholder servicing and state securities law matters.

     As provided in the Administrative Agreement, CSS received administration fees of $19,569 for the period from March 1, 2000 (commencement of operations) through August 31, 2000, and $67,499 for the fiscal year ended August 31, 2001.

Custodian

     Pursuant to a Custodian Agreement with the Company, Brown Brothers Harriman & Co. ("BBH"), 40 Water Street, Boston MA 02109, acts as the custodian of the Fund's securities and cash. With the consent of the Company, BBH has designated The Depository Trust Company of New York as its agent to secure a portion of the assets of the Fund. BBH is authorized to appoint other entities to act as sub-custodians to provide for the custody of foreign securities which may be acquired and held by the Fund outside the U.S. Such appointments are subject to appropriate review by the Company's Board of Directors.

Accounting Services

     Pursuant to an Accounting Service Agreement (the "Accounting Agreement"), Commonwealth Fund Accounting, Inc. ("CFA"), 1500 Forest Avenue, Suite 100, Richmond, Virginia 23229 acts as the accounting services agent of the Fund. As the accounting services agent of the fund, CFA maintains and keeps current the books, accounts, records, journals or other records of original entry relating to the Fund's business. John Pasco, III, Chairman of the Board of the Company, is a shareholder of CFA, and is its President and Chief Financial Officer. For its services as accounting agent, CFA receives an asset-based fee, computed daily and paid monthly of the average daily net assets of the Fund, against a minimum fee plus out-of-pocket expenses. As provided in the Accounting
Agreement, CFA received fees of $4,458 for the period from March 1, 2000 (commencement of operations) through August 31, 2000 and $24,629 for the fiscal year ended August 31, 2001.


Transfer Agent

     Pursuant to a Transfer Agent Agreement with the Company, Fund Services, Inc. ("FSI" or the "Transfer Agent") acts as the Company's transfer and dividend disbursing agent. FSI is located at 1500 Forest Avenue, Suite 111, Richmond, Virginia 23229. John Pasco, III, Chairman of the Board of the Company and an officer and shareholder of CSS (the Administrator of the Fund), owns one-third of the stock of FSI; therefore, FSI may be deemed to be an affiliate of the Company and CSS.

     FSI provides certain shareholder and other services to the Company, including furnishing account and transaction information and maintaining shareholder account records. FSI is responsible for processing orders and payments for share purchases. FSI mails proxy materials (and receives and tabulates proxies), shareholder reports, confirmation forms for purchases and redemptions and prospectuses to shareholders. FSI disburses income dividends and capital distributions and prepares and files appropriate tax-related information concerning dividends and distributions to shareholders.

     For its services as transfer agent, FSI receives per account fees and transaction charges plus out-of-pocket expenses against a minimum fee.

Distributor

     First Dominion Capital Corp. ("FDCC" or the "Distributor"), located at 1500 Forest Avenue, Suite 223, Richmond, Virginia 23229, serves as the principal underwriter and national distributor for the shares of the Fund pursuant to a Distribution Agreement (the "Distribution Agreement"). John Pasco, III, Chairman of the Board of the Company, owns 100% of FDCC, and is its President, Treasurer and a Director. FDCC is registered as a broker-dealer and is a member of the National Association of Securities Dealers, Inc. The offering of the Fund's shares is continuous. There are no sales charges in connection with purchases and redemptions of the Fund's Class Y Shares. FDCC does not receive underwriting discounts and commissions, brokerage commissions or other compensation as a result of the sale of the Fund's Class Y Shares. FDCC may receive distribution 12b-1 and service fees from the Fund, on behalf of the Class Y Shares, as described below under "Plan of Distribution".

Independent Accountants

     The Company's independent auditors, Tait, Weller & Baker, audit the Company's annual financial statements, assists in the preparation of certain reports to the U.S. Securities and Exchange Commission (the "SEC"), and prepares the Company's tax returns. Tait, Weller & Baker is located at 8 Penn Center Plaza, Suite 800, Philadelphia, Pennsylvania 19103.

                             PORTFOLIO TRANSACTIONS

     It is the policy of the Adviser, in placing orders for the purchase and sale of the Fund's securities, to seek to obtain the best price and execution for securities transactions, taking into account such factors as price, commission, where applicable, (which is negotiable in the case of U.S. national securities exchange transactions but which is generally fixed in the case of foreign exchange transactions), size of order, difficulty of execution and the skill required of the executing broker/dealer. After a purchase or sale decision is made by the Adviser, the Adviser arranges for execution of the transaction in a manner deemed to provide the best price and execution for the Fund.

     Exchange-listed securities are generally traded on their principal exchange, unless another market offers a better result. Securities traded only in the over-the-counter market may be executed on a principal basis with primary market makers in such securities, except for fixed price offerings and except where the Fund may obtain better prices or executions on a commission basis or by dealing with other than a primary market maker.

     The Adviser, when placing transactions, may allocate a portion of the Fund's brokerage to persons or firms providing the Adviser with investment recommendations, statistical, research or similar services useful to the Adviser's investment decision-making process. The term "investment recommendations or statistical, research or similar services" means: (1) advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; and (2) furnishing analysis and reports concerning issuers, industries, securities, economic factors and trends, and portfolio strategy.

     Such services are one of the many ways the Adviser can keep abreast of the information generally circulated among institutional investors by broker-dealers. While this information is useful in varying degrees, its value is indeterminable. Such services received on the basis of transactions for the Fund may be used by the Adviser for the benefit of other clients, and the Fund may benefit from such transactions effected for the benefit of other clients.

     While there is no formula, agreement or undertaking to do so, and when it can be done consistent with the policy of obtaining best price and execution, the Fund may consider sales of its shares as a factor in the selection of brokers to execute portfolio transactions. The Adviser may be authorized, when placing portfolio transactions for the Fund, to pay a brokerage commission in excess of that which another broker might have charged for executing the same transaction solely on account of the receipt of research, market or statistical information.

     Except for implementing the policy stated above, there is no intention to place portfolio transactions with particular brokers or dealers or groups thereof.

     The directors of the Company have adopted policies and procedures governing the allocation of brokerage to affiliated brokers. The Adviser has been instructed not to place transactions with an affiliated broker-dealer, unless that broker-dealer can demonstrate to the Company that the Fund will receive:
(1) a price and execution no less favorable than that available from unaffiliated persons; and (2) a price and execution equivalent to that which that broker-dealer would offer to unaffiliated persons in a similar transaction. The directors review all transactions which have been placed pursuant to those policies and procedures at its meetings. Pursuant to the Company's policies and procedures governing the allocation of brokerage to affiliated brokers, the Adviser has allocated Fund brokerage to Newby & Co.

     When two or more clients managed by the Adviser are simultaneously engaged in the purchase or sale of the same security, the transactions are allocated in a manner deemed equitable to each client. In some cases this procedure could have a detrimental effect on the price or volume of the security as far as the Fund is concerned. In other cases, however, the ability to participate in volume transactions will be beneficial to the Fund. The Board of Directors of the Company believes that these advantages, when combined with the other benefits available because of the Adviser's organization, outweigh the disadvantages that may exist from this treatment of transactions.

The Fund paid brokerage commissions as follows:

                Years or period ended August 31,

                2000      2001
                ----      ----
                $-0-      $38,766

The Fund paid brokerage commissions to Newby & Co. (an affiliated broker-dealer) as follows:

                Years or periods ended August 31,

                2000      2001
                ----      ----
                $-0-      $38,766

One hundred percent (100%) of the Fund's aggregate brokerage commissions were paid to Newby & Co. for fiscal year ended August 31, 2001.

Portfolio Turnover

     Average annual portfolio turnover rate is the ratio of the lesser of sales or purchases to the monthly average value of the portfolio securities owned during the year, excluding from both the numerator and the denominator all securities with maturities at the time of acquisition of one year or less. A higher portfolio turnover rate involves greater transaction expenses to a fund and may result in the realization of net capital gains, which would be taxable to shareholders when distributed. The Adviser makes purchases and sales for the Fund's portfolio whenever necessary, in the Adviser's opinion, to meet the Fund's objective. The Adviser anticipates that the average annual portfolio turnover rate of the Fund will be less than 100%.

                           CAPITAL STOCK AND DIVIDENDS

     The Company is authorized to issue 750,000,000 shares of common stock, with a par value of $0.01 per share. The Company has presently allocated 50,000,000 shares to the Fund, and has further reclassified those shares as follows:
Fifteen Million (15,000,000) shares for Class A Shares of the Fund; Ten Million (10,000,000) shares for Class B Shares of the Fund; Ten Million (10,000,000) shares for Class C Shares of the Fund; and Fifteen Million (15,000,000) shares for Class Y shares of the Fund.

     The Articles of Incorporation of the Company authorizes the Board of Directors to classify or re-classify any unissued shares into one or more series or classes of shares. Each series or class shall have such preference, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications, terms and conditions of redemption and other characteristics as the Board may determine.

     Shares have no preemptive rights and only such conversion or exchange rights as the Board of Directors may grant in their discretion. When issued for payment as described in the Prospectuses, shares will be fully paid and non-assessable. Each class of shares in the Fund (i.e., Class A, Class B, Class C and Class Y Shares) bear pro-rata the same expenses and are entitled equally to the Fund's dividends and distributions except as follows. Each class will bear the expenses of any distribution and/or service plans applicable to such class. For example, as described below, holders of Class A Shares will bear the expenses of the Distribution 12b-1 Plan applicable to it. In addition, each class may incur differing transfer agency fees and may have different sales charges. Standardized performance quotations are computed separately for each class of shares. The differences in expenses paid by the respective classes will affect their performances.

     Shareholders are entitled to one vote for each full share held, and a proportionate fractional vote for each fractional share held, and will vote in the aggregate, and not by series or class, except as otherwise expressly required by law or when the Board of Directors determines that the matter to be voted on affects the interest of shareholders of a particular series or class. Shares of the Fund do not have cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Directors can elect all of the directors if they choose to do so. In such event, the holders of the remaining shares will not be able to elect any person to the Board of Directors. Shares will be maintained in open accounts on the books of FSI.

     Upon the Company's liquidation, all shareholders of a series would share pro-rata in the net assets of such series available for distribution to shareholders of the series, but, as shareholders of such series, would not be entitled to share in the distribution of assets belonging to any other series.

     A shareholder will automatically receive all income dividends and capital gain distributions in additional full and fractional shares of the Fund at its net asset value as of the date of payment unless the shareholder elects to receive such dividends or distributions in cash. The reinvestment date normally precedes the payment date by about seven days although the exact timing is subject to change. Shareholders will receive a confirmation of each new transaction in their account. The Company will confirm all account activity, transactions made as a result of the Automatic Investment Plan described below. Shareholders may rely on these statements in lieu of stock certificates.

                                 RULE 18f-3 PLAN

     The Board of Directors of the Company has adopted a Rule 18f-3 Multiple Class Plan on behalf of the Company for the benefit of the Fund. The key features of the Rule 18f-3 Plan are as follows: (i) shares of each class of the Fund represent an equal pro rata interest in the Fund and generally have identical voting, dividend, liquidation, and other rights, preferences, powers, restrictions, limitations qualifications, terms and conditions, except that each class bears certain specific expenses and has separate voting rights on certain matters that relate solely to that class or in which the interests of shareholders of one class differ from the interests of shareholders of another class; (ii) subject to certain limitations described in the Prospectuses, shares of a particular class of the Fund may be exchanged for shares of the same class of another Fund; and (iii) the Fund's Class B Shares will convert automatically into Class A Shares of the Fund after a period of eight years, based on the relative net asset value of such shares at the time of conversion. At present, the Fund offers Class A Shares, charging a front-end sales charge and charging a distribution (i.e., 12b-1) fee; Class B Shares, imposing a contingent deferred sales charge upon the sale of shares within six years of purchase and charging a higher distribution (i.e., 12b-1) fee than Class A Shares; Class C, Shares charging a reduced sales charge and a contingent deferred sales charge on shares redeemed within one year of purchase, and charging a higher distribution (i.e., 12b-1) fee than Class A Shares; and the Class Y Shares of the Fund, which charges no front-end sales charge or contingent deferred sales charge, and which charges a lower distribution (i.e., 12b-1) fee than Class A Shares, and are only available to certain institutional investors and for shareholders who were shareholders in the Fund prior to or on the day the Fund began offering Class A, Class B and Class C Shares.

                              PLAN OF DISTRIBUTION

     The Class Y Shares of the Fund has a Plan of Distribution or "12b-1 Plan" (the "12b-1 Plan") in accordance with Rule 12b-1 under the 1940 Act. Under the Plan, the Fund may finance activities primarily intended to sell shares, provided that the categories of the expenses are approved in advance by the Board of Directors of the Company and the expenses paid under the Plan are incurred within the preceding 12 months and accrued while the Plan is in effect.

     The Plan provides that the Class Y Shares of the Fund will pay a fee to the Distributor at an annual rate of 0.25% of the average daily net assets of the Fund's Class Y Shares. The fee is paid to the Distributor as reimbursement for expenses incurred for distribution-related activity. For the period from March 1, 2000 (commencement of operations) through August 31, 2000, there were $13,179 of allowable distribution expenses incurred, of which $9,110 were waived. For the fiscal year ended August 31, 2001, the Fund incurred $58,605 of distribution expenses. FDCC is the underwriter for the Fund. John Pasco, III, Chairman of the World Funds, Inc. is President and sole shareholder of the underwriter.

     Payments for distribution expenses under the 12b-1 Plan are subject to Rule 12b-1 under the 1940 Act. Rule 12b-1 defines distribution expenses to include the cost of "any activity which is primarily intended to result in the sale of shares issued by the Company". Rule 12b-1 provides, among other things, that an investment company may bear such expenses only pursuant to a plan adopted in accordance with the Rule. In accordance with Rule 12b-1, the 12b-1 Plan provides that a report of the amounts expended under the 12b-1 Plan, and the purposes for which such expenditures were incurred, will be made to the Board of Directors for its review at least quarterly. The 12b-1 Plan provides that it may not be amended to increase materially the costs which Class Y Shares of the Fund may bear for distribution pursuant to the 12b-1 Plan shares without shareholder approval, and that any other type of material amendment must be approved by a majority of the Board of Directors, and by a majority of the directors who are neither "interested persons" (as defined in the 1940 Act) of the Company nor have any direct or indirect financial interest in the operation of the 12b-1 Plan or in any related agreement (the "12b-1 Directors"), by vote cast in person at a meeting called for the purpose of considering such amendments.

     The Company's Board of Directors has concluded that there is a reasonable likelihood that the 12b-1 Plan will benefit the Class Y Shares of the Fund. The 12b-1 Plan is subject to annual re-approval by a majority of the 12b-1 Directors and is terminable at any time with respect to the Fund by a vote of a majority of the 12b-1 Directors or by vote of the holders of a majority of the outstanding Class Y Shares of the Fund, as applicable. Any agreement entered into pursuant to the 12b-1 Plan with an institution (a "Service Organization") is terminable with respect to the Fund without penalty, at any time, by vote of a majority of the 12b-1 Directors, by vote of the holders of a majority of the outstanding Class Y Shares of the Fund, as applicable, by FDCC or by the Service Organization. An agreement will also terminate automatically in the event of its assignment.

     As long as the 12b-1 Plan is in effect, the nomination of the directors who are not interested persons of the Company (as defined in the 1940 Act) must be committed to the discretion of the 12b-1 Directors.

               ADDITIONAL INFORMATION ABOUT PURCHASES AND SALES

Purchasing Shares

     You may purchase shares of the Fund directly from FDCC. You may also buy shares through accounts with brokers or dealers and other institutions ("authorized institutions") that are authorized to place trades in Fund shares for their customers. If you invest through an authorized institution, you will have to follow its procedures. Your institution may charge a fee for its services, in addition to the fees charged by the Fund. You will also generally have to address your correspondence or questions regarding the Fund to your authorized institution.

     Your authorized institution is responsible for transmitting all subscription and redemption requests, investment information, documentation and money to the Fund on time. Certain authorized institutions have agreements with the Fund that allow them to enter confirmed purchase or redemption orders on behalf of clients and customers. Under this arrangement, the authorized institution must send your order to the Fund by the time they price their shares on the following day. If your authorized institution fails to do so, it may be responsible for any resulting fees or losses.

Selling Shares

     You may sell your shares by giving instructions to the Transfer Agent by mail or by telephone. The Fund will use reasonable procedures to confirm that instructions communicated by telephone are genuine and, if the procedures are followed, will not be liable for any losses due to unauthorized or fraudulent telephone transactions.

     The Company's procedure is to redeem shares at the Net Asset Value (the "NAV") determined after the Transfer Agent receives the redemption request in proper order. Payment will be made promptly, but no later than the seventh day following the receipt of the request in proper order. The Company may suspend the right to redeem shares for any period during which the New York Stock Exchange (the "NYSE") is closed or the SEC determines that there is an emergency. In such circumstances you may withdraw your redemption request or permit your request to be held for processing after the suspension is terminated.

Small Accounts

     Due to the relative higher cost of maintaining small accounts, the Company may deduct $50 per year from your account with the Fund, if, as a result of redemption or exchange of shares, the total investment remaining in the account has a value of less than $5,000. Shareholders will receive thirty (30) days' written notice to increase the account value above $5,000 before the fee is to be deducted. A decline in the market value of your account alone would not require you to bring your investment up to this minimum. The Company reserves the right to waive this fee.

                          SPECIAL SHAREHOLDER SERVICES

     As described briefly in the prospectuses, the Fund offers the following shareholder services:

Regular Account

     The Regular account allows for voluntary investments to be made at any time. Available to individuals, custodians, corporations, trusts, estates, corporate retirement plans and others, investors are free to make additions and withdrawals to or from their account as often as they wish. Simply use the account application provided with your prospectus to open your account.

Telephone Transactions

     A shareholder may redeem shares or transfer into another fund if this service is requested at the time the shareholder completes the initial account application. If it is not elected at that time, it may be elected at a later date by making a request in writing to the Transfer Agent and having the signature on the request guaranteed.

     The Company employs reasonable procedures designed to confirm the authenticity of instructions communicated by telephone and, if it does not, it may be liable for any losses due to unauthorized or fraudulent transactions. As a result of this policy, a shareholder authorizing telephone redemption bears the risk of loss which may result from unauthorized or fraudulent transactions which the Company believes to be genuine. When requesting a telephone redemption or transfer, the shareholder will be asked to respond to certain questions designed to confirm the shareholder's identity as a shareholder of record. Cooperation with these procedures helps to protect the account and the Fund from unauthorized transactions.

Automatic Investment Plans

     Any shareholder may utilize this feature, which provides for automatic monthly investments into your account. Upon your request, the Transfer Agent will withdraw a fixed amount each month from a checking or savings account for investment into the Fund. This does not require a commitment for a fixed period of time. A shareholder may change the monthly investment, skip a month or discontinue the Automatic Investment Plan as desired by notifying the Transfer Agent at (800) 628-4077.

Retirement Plans

     Shares of the Fund are available for purchase in connection with the following tax-deferred prototype retirement plans:

1. Individual Retirement Arrangements (IRAs). IRAs are available for use by individuals with compensation for services rendered who wish to use shares of the Fund as a funding medium for individual retirement savings. IRAs include traditional IRAs, Roth IRAs and Rollover IRAs.

2. Simplified Employee Pension Plans (SEPs). SEPs are a form of retirement plan for sole proprietors, partnerships and corporations.

     For information about eligibility requirements and other matters concerning these plans and to obtain the necessary forms to participate in these plans, please call the Company at (800) 527-9525. Each plan's custodian charges nominal fees in connection with plan establishment and maintenance. These fees are detailed in the plan documents. You may wish to consult with your attorney or other tax adviser for specific advice concerning your tax status and plans.

Exchange  Privilege

     You may exchange all or a portion of your shares for the shares of a suitable money market fund. Please contact the Transfer Agent for details. Your account may be charged $10 for a telephone exchange fee. An exchange is treated as a redemption and a purchase and may result in realization of a gain or loss on the transaction.

                                   TAX STATUS

Distributions of Net Investment Income

     The Fund receives income generally in the form of dividends and other income on its investments. This income, less expenses incurred in the operation of the Fund, constitutes the Fund's net investment income from which dividends may be paid to you. Any distributions by the Fund from such income will be taxable to you as ordinary income, whether you take them in cash or reinvest them in additional shares.

Distribution of Capital Gains

     The Fund may derive capital gains and losses in connection with sales or other dispositions of its portfolio securities. Distributions from net short-term capital gains will be taxable to you as ordinary income.
Distributions from net long-term capital gains will be taxable to you as long-term capital gain, regardless of how long you have held your shares in the Fund. Any net capital gains realized by the Fund generally will be distributed once each year, and may be distributed more frequently, if necessary, in order to reduce or eliminated excise or income taxes on the Fund. The Fund has a capital loss carryforward of $697,730 available to offset future capital gains, if any. This capital loss carryforward expires in 2009.

Information on the Tax Character of Distributions

     The Fund will inform you of the amount of your ordinary income dividends and capital gains distributions at the time they are paid, and will advise you of their tax status for federal income tax purposes shortly after the close of each calendar year. If you have not held Fund shares for a full year, the Fund may designate and distribute to you, as ordinary income or capital gain, a percentage of income that is not equal to the actual amount of such income earned during the period of your investment in the Fund.

Election to be Taxed as a Regulated Investment Company

     The Fund has elected to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code, has qualified as such for its most recent fiscal year, and intends to so qualify during the current fiscal year. As a regulated investment company, the Fund generally pays no federal income tax on the income and gains it distributes to you. The Board of Directors reserve the right not to maintain the qualification of the Fund as a regulated investment company if it determines such course of action to be beneficial to shareholders. In such case, the Fund will be subject to federal, and possibly state, corporate taxes on its taxable income and gains, and distributions to you will be taxed as ordinary dividend income to the extent of the Fund's earnings and profits.

Excise Tax Distribution Requirements

     To avoid federal excise taxes, the Internal Revenue Code requires the Fund to distribute to you by December 31st of each year, at a minimum, the following amounts: 98% of its taxable ordinary income earned during the twelve month period ending October 31st and 100% of any undistributed amounts from the prior year. The Fund intends to declare and pay these amounts in December (or in January that are treated by you as received in December) to avoid these excise taxes, but can give no assurances that its distributions will be sufficient to eliminate all taxes.

Redemption of Fund Shares

     Redemption and exchanges of Fund shares are taxable transactions for federal and state income tax purposes. If you redeem your Fund shares, or exchange your Fund shares for shares of a different fund of the Company, the IRS will require that you report a gain or loss on your redemption or exchange. If you hold your shares as a capital asset, the gain or loss that you realize will be capital gain or loss and will be long-term or short-term, generally depending on how long you hold your shares. Any loss incurred on the redemption or exchange of shares held for six months or less will be treated as a long-term capital loss to the extent of any long-term capital gains distributed to you by the Fund on those shares.

     All or a portion of any loss that you realize upon the redemption of your Fund shares will be disallowed to the extent that you buy other shares in the Fund (through reinvestment of dividends or otherwise) within 30 days before or after your share redemption. Any loss disallowed under these rules will be added to your tax basis in the new shares you purchase.

U.S. Government Obligations

     Many states grant tax-free status to dividends paid to you from interest earned on direct obligations of the U.S. government, subject in some states to minimum investment requirements that must be met by the Fund. Investments in Government National Mortgage Association or Federal National Mortgage Association securities, bankers' acceptances, commercial paper and repurchase agreements collateralized by U.S. government securities do not generally qualify for tax-free treatment. The rules on exclusion of this income are different for corporations.

Dividends Received  Deduction for Corporations

     Because the Fund's income may include corporate dividends, if the shareholder is a corporation, a percentage of the dividends paid by the Fund may qualify for the dividends-received deduction. You will be permitted in some circumstances to deduct these qualified dividends, thereby reducing the tax that you would otherwise be required to pay on these dividends. The dividends-received deduction will be available only with respect to dividends designated by the Fund as eligible for such treatment. All dividends (including the deducted portion) must be included in your alternative minimum taxable income calculations.

                             INVESTMENT PERFORMANCE

     For purposes of quoting and comparing the performance of the Fund to that of other mutual funds and to relevant indices, in advertisements or in reports to shareholders, The Fund states performance in terms of total return or yield. Both "total return" and "yield" figures are based on the historical performance of the Fund, show the performance of a hypothetical investment and are not intended to indicate future performance.

Yield Information

     From time to time, the Fund may advertise a yield figure. A portfolio's yield is a way of showing the rate of income the portfolio earns on its investments as a percentage of the portfolio's share price. Under the rules of the SEC, yield must be calculated according to the following formula:

                            6
           Yield = 2[(a-b+1)-1]
                      ---
                      cd

Where:

a     =    dividends and interest earned during the period.
b     =    expenses accrued for the period (net of reimbursements).
c     =    the average  daily number of shares  outstanding  during the period  that were entitled to receive dividends.
d     =    the maximum offering price per share on the last day of the period.

     The Fund's yield, as used in advertising, is computed by dividing the Fund's interest and dividend income for a given 30-day period, net of expenses, by the average number of shares entitled to receive distributions during the period, dividing this figure by the Fund's NAV at the end of the period and annualizing the result (assuming compounding of income) in order to arrive at an annual percentage rate. Income is calculated for purposes of yield quotations in accordance with standardized methods applicable to all stock and bond mutual funds. Dividends from equity investments are treated as if they were accrued on a daily basis, solely for the purposes of yield calculations. In general, interest income is reduced with respect to bonds trading at a premium over their par value by subtracting a portion of the premium from income on a daily basis, and is increased with respect to bonds trading at a discount by adding a portion of the discount to daily income. Capital gains and losses generally are excluded from the calculation. Income calculated for the purpose of calculating the Fund's yield differs from income as determined for other accounting purposes. Because of the different accounting methods used, and because of the compounding assumed in yield calculations, the yield quoted for a fund may differ from the rate of distributions the Fund paid over the same period or the rate of income reported in the Fund's financial statements.

Total Return Performance

     Under the rules of the SEC, fund advertising performance must include total return quotes, "T" below, calculated according to the following formula:

                 n
           P(1+T) = ERV

Where:

P     =    a  hypothetical  initial  payment $1,000
T     =    average annual total return
n     =    number of years (l, 5 or 10)
ERV   =    ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5 or 10 year periods (or fractional portion thereof).

     The average annual total return will be calculated under the foregoing formula and the time periods used in advertising will be based on rolling calendar quarters, updated to the last day of the most recent quarter prior to submission of the advertising for publication, and will cover prescribed periods. When the period since inception is less than one year, the total return quoted will be the aggregate return for the period. In calculating the ending redeemable value, all dividends and distributions by the Fund are assumed to have been reinvested at NAV as described in the prospectus on the reinvestment dates during the period. Total return, or "T" in the formula above, is computed by finding the average annual compounded rates of return over the prescribed periods (or fractional portions thereof) that would equate the initial amount invested to the ending redeemable value.

     Based on the foregoing, the average annual total returns for the Fund for the period ended August 31, 2001 was:

      One Year       Five Years     Ten Years       Since
      Period Ended   Period Ended   Period Ended    Inception to
      8/31/2001      8/31/2001      8/31/2001       8/31/2001 (1)
      ----------     ----------     -----------     -------------

      (57.49%)       N/A            N/A             (41.36%)

(1)   Commencement of operations was March 1, 2000.

     The Fund may also from time to time include in such advertising an aggregate total return figure or an average annual total return figure that is not calculated according to the formula set forth above in order to compare more accurately the Fund's performance with other measures of investment return. The Fund may quote an aggregate total return figure in comparing the Fund's total return with data published by Lipper Analytical Services, Inc. or with the performance of various indices including, but not limited to, the Dow Jones Industrial Average, the Standard & Poor's 500 Stock Index, Russell Indices, the Value Line Composite Index, the Lehman Brothers Bond, Government Corporate, Corporate and Aggregate Indices, Merrill Lynch Government & Agency Index, Merrill Lynch Intermediate Agency Index, Morgan Stanley Capital International Europe, Australia, Far East Index or the Morgan Stanley Capital International World Index. For such purposes, the Fund calculates its aggregate total return for the specified periods of time by assuming the investment of $1,000 in shares of the Fund and assuming the reinvestment of each dividend or other distribution at NAV on the reinvestment date. Percentage increases are determined by subtracting the initial value of the investment from the ending value and by dividing the remainder by the beginning value. To calculate its average annual total return, the aggregate return is then annualized according to the SEC's formula for total return quotes outlined above.

     The Fund may also advertise the performance rankings assigned by various publications and statistical services, including but not limited to, SEI, Lipper Mutual Fund Performance Analysis, Intersec Research Survey of Non-U.S. Equity Fund Returns, Frank Russell International Universe, and any other data which may be reported from time to time by Dow Jones & Company, Morningstar, Inc., Chase Investment Performance, Wilson Associates, Stanger, CDA Investment Technologies, Inc., the Consumer Price Index ("CPI"), The Bank Rate Monitor National Index, or IBC/Donaghue's Average U.S. Government and Agency, or as appears in various publications, including but not limited to, The Wall Street Journal, Forbes, Barron's Fortune, Money Magazine, The New York Times, Financial World, Financial Services Week, USA today and other national or regional publications.

                              FINANCIAL INFORMATION

     You can receive free copies of reports, request other information and discuss your questions about the Fund by contacting the Fund directly at:

                             THE WORLD FUNDS, INC.
                          1500 Forest Avenue, Suite 223
                            Richmond, Virginia 23229
                            TELEPHONE: (800) 527-9525

                      E-MAIL: mail@shareholderservices.com

     The Annual Report for the fiscal period ended August 31, 2001 has been filed with the SEC. The financial statements contained in the Annual Report are incorporated by reference into this SAI. The financial statements and financial highlights for the Fund included in the Annual Report have been audited by the Fund's independent auditors, Tait, Weller and Baker, whose report thereon also appears in such Annual Report and is also incorporated herein by reference. No other parts of the Annual Report are incorporated by reference herein. The financial statements in such Annual Report have been incorporated herein in reliance upon such report given upon the authority of such firm as experts in accounting and auditing.